UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: December 31, 2011

Date of reporting period: January 1, 2011 – December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholder s under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD

Hartford Advisers HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Advisers HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Advisers HLS Fund inception 03/31/1983
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 21/31/01 – 12/31/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Advisers IA	1.86%	1.64%	3.16%
Advisers IB	1.61%	1.39%	2.90%
Advisers HLS Fund Blended Index	4.59%	2.61%	4.23%
Barclays Capital Government/Credit Bond Index	8.74%	6.55%	5.85%
S&P 500 Index	2.09%	-0.25%	2.92%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Advisers HLS Fund Blended Index is a blended index comprised of the following indices: S&P 500 (60%), Barclays Capital U.S. Government/Credit Bond (35%) and 90 day Treasury Bill (5%).

Barclays Capital Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Advisers HLS Fund
Manager Discussion (Unaudited)
December 31, 2011

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Advisers HLS Fund returned 1.86% for the twelve-month period ended December 31, 2011, underperforming its blended benchmark, (60% S&P 500 Index, 35% Barclays Capital Government/Credit Bond Index, and 5% Treasury Bills), which returned 4.59% for the same period. The Fund outperformed the -1.47% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth VP-UF Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

The one-year period ending December 31, 2011 was yet another extremely volatile period for equity markets. The high degree of volatility was caused in part by the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets. Equity markets, as measured by the S&P 500 Index, returned 2.09% during the period. Utilities (+20%), Consumer Staples (+14%), and Health Care (+13%) posted the largest gains while Financials (-17%), Materials (-10%), and Industrials (-1%) were the only sectors to post negative absolute returns.

The bond market, as measured by the Barclays Capital Government/Credit Bond Index, returned 8.74% during the period. Most risk segments of the fixed income market underperformed duration-equivalent Treasuries for the period. Lower quality high yield and emerging markets debt in particular lagged duration-equivalent Treasuries in a risk-off environment.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund underperformed its benchmark, while the fixed income portion of the Fund outperformed its benchmark. Asset allocation detracted from benchmark-relative results as the Fund was generally overweight equities and underweight fixed income and cash relative to the benchmark.

Equity underperformance versus the benchmark was driven mainly by security selection, which was weakest in Industrials, Consumer Discretionary, and Energy. This was partially offset by stronger selection in Materials. Sector positioning, which is a result of bottom-up security selection, also detracted from relative performance due to underweights (i.e. the Fund’s sector position was less than the benchmark position) to the Consumer Staples and Utilities sectors.

Stocks that detracted the most from benchmark relative returns during the period were Hewlett-Packard (Information Technology), PACCAR (Industrials), and IBM (Information Technology). Hewlett-Packard, a global technology company, reduced guidance for 2012 due to macroeconomic headwinds and the impact of floods in Thailand on disk drive production. Shares of PACCAR, a manufacturer of light, medium, and heavy-duty trucks and after-market parts, fell due to concerns about the company’s exposure to the weak European economy. Global services and software provider IBM had positive quarterly results and not owning it detracted from our relative returns. Financial services companies Bank of America and Goldman Sachs also detracted from our absolute (i.e. total return) performance returns.

Top contributors to relative performance during the period included Google (Information Technology), Buck Holdings-Dollar General (Consumer Discretionary), and Amgen (Health Care). Shares of Google, a leading provider of online search, internet content services, and web-based software applications, performed strongly after reporting above-consensus third quarter earnings. Buck Holdings-Dollar General, a discount retailer, saw its shares rise in this trade-down economy. Shares of Biotech company Amgen rose as visibility into the company’s future sales growth improved, helping to drive the share price higher. The stock also benefited in the fourth quarter from the company’s announcement of a significant share repurchase and dividend increase. Exxon Mobil (Energy), Pfizer (Health Care), and Apple (Information Technology) also contributed positively to the Fund’s returns on an absolute basis.

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection within the Investment Grade corporate bond sector was the primary driver of the outperformance. An out-of-benchmark allocation to agency mortgage-backed securities (MBS) was also additive, particularly our exposure to Government National Mortgage Association (GNMA) securities, which performed well during the period. Corporate bonds underperformed amid

3

Hartford Advisers HLS Fund
Manager Discussion (Unaudited) – (continued)
December 31, 2011

a challenging environment due to sovereign debt concerns and signs of slowing economic growth. Within the corporate bond sector, Financials lagged behind Industrials and Utilities as lower-beta, higher-quality and more defensive areas of the market outperformed. The Fund’s overweight to Financials hurt relative performance; however, this was partially offset by strong security selection among Industrial and Financial issuers. Security selection within taxable municipals was also additive to performance. Our duration and yield curve positioning was a modest contributor to relative performance.

What is the outlook?

We expect the modest U.S. economic expansion to continue; however, European sovereign debt risk poses a threat to global growth. We believe that the U.S. Federal Reserve will maintain its accommodative stance and short-term rates will remain low until the economy strengthens.

Within the equity portion of the Fund we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We screen for companies on specific valuation, return on capital, and earnings characteristics and we focus on understanding how returns on capital are being created, employing a disciplined valuation methodology for both purchases and sales. At the end of the period, our bottom-up investment approach resulted in the largest overweight exposures in Information Technology, Health Care, and Financials. The largest underweights of the equity portion of the Fund to the S&P 500 were in Consumer Staples, Utilities, and Telecommunication Services.

Overall within the fixed income sleeve, we are tactically managing the Fund’s duration around neutral. We continue to be positioned with an underweight to the government sector. We also maintained our overweight posture to the corporate sector at the end of the period as we believe that credit fundamentals remain strong. We believe valuations are attractive, especially for financial companies which have delevered significantly. We also maintained our overweight allocation to taxable municipal bonds due to the attractive valuations in this relatively high quality and diverse sector of the market. Lastly, at the end of the period we maintained our modest allocation to agency mortgage-backed securities.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2011, the Fund’s equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.

Diversification by Security Type

as of December 31, 2011

Category	Percentage of Net Assets
Equity Securities
Common Stocks	68.0%
Total	68.0%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Corporate Bonds	12.1
Municipal Bonds	1.4
U.S. Government Agencies	1.6
U.S. Government Securities	15.2
Total	30.3%
Short-Term Investments	1.1%
Other Assets and Liabilities	0.6
Total	100.0%

Diversification by Industry

as of December 31, 2011

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	1.7%
Banks (Financials)	4.5
Capital Goods (Industrials)	4.2
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	5.0
Energy (Energy)	7.3
Food & Staples Retailing (Consumer Staples)	1.1
Food, Beverage & Tobacco (Consumer Staples)	4.0
Health Care Equipment & Services (Health Care)	2.2
Household & Personal Products (Consumer Staples)	0.8
Insurance (Financials)	0.7
Materials (Materials)	1.2
Media (Consumer Discretionary)	1.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.8
Real Estate (Financials)	0.4
Retailing (Consumer Discretionary)	4.0
Semiconductors & Semiconductor Equipment (Information Technology)	1.8
Software & Services (Information Technology)	6.7
Technology Hardware & Equipment (Information Technology)	7.5
Telecommunication Services (Services)	0.8
Transportation (Industrials)	1.8
Utilities (Utilities)	1.0
Total	68.0%

4

Diversification by Industry

as of December 31, 2011

Industry (Sector) - (continued)	Percentage of Net Assets
Fixed Income Securities
Air Transportation (Transportation)	0.3%
Arts, Entertainment and Recreation (Services)	0.7
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.3
Chemical Manufacturing (Basic Materials)	0.0
Computer and Electronic Product Manufacturing (Technology)	0.1
Electrical Equipment and Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	6.4
Food Manufacturing (Consumer Staples)	0.4
General Obligations (General Obligations)	0.3
Health Care and Social Assistance (Health Care)	0.5
Health Care/Services (Health Care/Services)	0.1
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.1
Information (Technology)	0.5
Machinery Manufacturing (Capital Goods)	0.2
Miscellaneous (Miscellaneous)	0.3
Motor Vehicle and Parts Manufacturing (Consumer Cyclical)	0.1
Petroleum and Coal Products Manufacturing (Energy)	0.5
Pipeline Transportation (Utilities)	0.2
Real Estate, Rental and Leasing (Finance)	0.4
Refunded (Refunded)	0.1
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.4
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.4
Utilities (Utilities)	0.7
Total	13.5%
U.S. Government Agencies	1.6
U.S. Government Securities	15.2
Short-Term Investments	1.1
Other Assets and Liabilities	0.6
Total	100.0%

Distribution by Credit Quality

as of December 31, 2011

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.1
Aa / AA	2.5
A	4.6
Baa / BBB	5.6
Ba / BB	0.1
Unrated	0.6
U.S. Government Agencies and Securities	16.8
Non Debt Securities and Other Short-Term Instruments	69.1
Other Assets & Liabilities	0.6
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

5

Hartford Advisers HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.0%
	Automobiles & Components - 1.7%
2,060	Ford Motor Co. w/ Rights ●	$22,160
917	Harley-Davidson, Inc.	35,636
		57,796
	Banks - 4.5%
1,033	BB&T Corp.	25,996
4,206	Mitsubishi UFJ Financial Group, Inc.	17,808
332	PNC Financial Services Group, Inc.	19,169
1,368	US Bancorp	37,013
1,944	Wells Fargo & Co.	53,575
		153,561
	Capital Goods - 4.2%
427	3M Co.	34,907
347	Boeing Co.	25,416
652	Ingersoll-Rand plc	19,876
880	PACCAR, Inc.	32,955
265	Rockwell Collins, Inc.	14,684
256	Stanley Black & Decker, Inc.	17,285
		145,123
	Consumer Services - 0.6%
533	DeVry, Inc.	20,499

	Diversified Financials - 5.0%
101	BlackRock, Inc.	18,020
857	Citigroup, Inc.	22,548
198	Goldman Sachs Group, Inc.	17,941
1,283	Invesco Ltd.	25,783
1,616	JP Morgan Chase & Co.	53,719
318	SEI Investments Co.	5,514
508	T. Rowe Price Group, Inc.	28,902
		172,427
	Energy - 7.3%
390	Anadarko Petroleum Corp.	29,746
871	Chesapeake Energy Corp.	19,421
1,335	Exxon Mobil Corp.	113,146
316	Occidental Petroleum Corp.	29,581
396	Petroleo Brasileiro S.A. ADR	9,828
1,574	Petroleum Geo-Services ●	17,156
462	Statoilhydro ASA ADR	11,832
425	Suncor Energy, Inc.	12,260
274	Ultra Petroleum Corp. ●	8,125
		251,095
	Food & Staples Retailing - 1.1%
668	CVS Caremark Corp.	27,233
330	Sysco Corp.	9,691
		36,924
	Food, Beverage & Tobacco - 4.0%
820	General Mills, Inc.	33,124
849	Kraft Foods, Inc.	31,715
854	PepsiCo, Inc.	56,630
482	Unilever N.V. NY Shares ADR	16,559
		138,028
	Health Care Equipment & Services - 2.2%
183	Edwards Lifesciences Corp. ●	12,931
849	Medtronic, Inc.	32,490
558	UnitedHealth Group, Inc.	28,274
		73,695
	Household & Personal Products - 0.8%
390	Procter & Gamble Co.	26,024

	Insurance - 0.7%
308	Marsh & McLennan Cos., Inc.	9,745
612	Unum Group	12,891
		22,636
	Materials - 1.2%
372	Dow Chemical Co.	10,704
240	Monsanto Co.	16,817
356	Nucor Corp.	14,067
		41,588
	Media - 1.9%
1,266	Comcast Corp. Class A	30,024
893	Walt Disney Co.	33,472
		63,496
	Pharmaceuticals, Biotechnology & Life Sciences - 8.8%
534	Agilent Technologies, Inc. ●	18,653
755	Amgen, Inc.	48,492
595	Celgene Corp. ●	40,242
1,320	Daiichi Sankyo Co., Ltd.	26,137
142	Gilead Sciences, Inc. ●	5,816
1,421	Merck & Co., Inc.	53,560
2,438	Pfizer, Inc.	52,756
88	Roche Holding AG	14,921
1,090	Shionogi & Co., Ltd.	13,987
650	UCB S.A.	27,277
		301,841
	Real Estate - 0.4%
777	Weyerhaeuser Co.	14,499

	Retailing - 4.0%
11,702	Allstar Co. ⌂†	12,119
85	Amazon.com, Inc. ●	14,627
11,241	Buck Holdings L.P. ⌂●†	25,157
335	Kohl's Corp.	16,547
1,862	Lowe's Co., Inc.	47,265
410	Nordstrom, Inc.	20,361
		136,076
	Semiconductors & Semiconductor Equipment - 1.8%
1,008	Maxim Integrated Products, Inc.	26,251
441	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,693
398	Texas Instruments, Inc.	11,589
532	Xilinx, Inc.	17,049
		60,582
	Software & Services - 6.7%
392	Accenture plc	20,887
505	Automatic Data Processing, Inc.	27,248
768	eBay, Inc. ●	23,290
119	Google, Inc. ●	76,798
457	Lender Processing Services	6,881
1,081	Microsoft Corp.	28,063
2,493	Western Union Co.	45,513
		228,680
	Technology Hardware & Equipment - 7.5%
188	Apple, Inc. ●	75,938
3,050	Cisco Systems, Inc.	55,149
1,162	EMC Corp. ●	25,036
1,241	Hewlett-Packard Co.	31,979
918	Juniper Networks, Inc. ●	18,726
229	NetApp, Inc. ●	8,309

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.0% - (continued)
	Technology Hardware & Equipment - 7.5% - (continued)
742	Qualcomm, Inc.	$40,604
		255,741
	Telecommunication Services - 0.8%
1,012	Vodafone Group plc ADR	28,366

	Transportation - 1.8%
233	Con-way, Inc.	6,794
227	FedEx Corp.	18,959
190	Kansas City Southern ●	12,931
297	United Parcel Service, Inc. Class B	21,730
		60,414
	Utilities - 1.0%
560	NextEra Energy, Inc.	34,087

	Total common stocks
	(cost $2,139,724)	$2,323,178

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	CS First Boston Mortgage Securities Corp.
$450	3.94%, 05/15/2038	$460
	Goldman Sachs Mortgage Securities Corp. II
110	3.02%, 03/06/2020 ■Δ	106
	Marriott Vacation Club Owner Trust
425	5.36%, 10/20/2028 ■	429
	New Century Home Equity Loan Trust
8	0.58%, 03/25/2035 Δ	7
	Prudential Commercial Mortgage Trust
570	4.49%, 02/11/2036	585
		1,587

	Total asset & commercial mortgage backed securities
	(cost $1,554)	$1,587

CORPORATE BONDS - 12.1%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$3,848	5.98%, 04/19/2022	$4,006
	Southwest Airlines Co.
2,700	5.75%, 12/15/2016	2,995
2,969	6.15%, 08/01/2022	3,192
		10,193
	Arts, Entertainment and Recreation - 0.7%
	CBS Corp.
575	5.75%, 04/15/2020	646
	Comcast Corp.
8,000	5.90%, 03/15/2016	9,157
	DirecTV Holdings LLC
3,310	6.38%, 03/01/2041	3,817
	News America, Inc.
1,275	4.50%, 02/15/2021	1,337
	Time Warner Cable, Inc.
4,870	5.85%, 05/01/2017	5,546
	Viacom, Inc.
835	3.88%, 12/15/2021	852
	Virgin Media Secured Finance plc
1,255	5.25%, 01/15/2021	1,330
		22,685
	Beverage and Tobacco Product Manufacturing - 0.3%
	Altria Group, Inc.
2,445	4.75%, 05/05/2021	2,692
	Anheuser-Busch InBev N.V.
4,200	7.75%, 01/15/2019	5,440
	Coca-Cola Co.
500	3.30%, 09/01/2021	527
	Diageo Capital plc
430	5.20%, 01/30/2013	450
	Philip Morris International, Inc.
270	5.65%, 05/16/2018	319
		9,428
	Chemical Manufacturing - 0.0%
	Agrium, Inc.
660	6.13%, 01/15/2041	819

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
2,735	5.88%, 06/15/2019	3,212
	Thermo Fisher Scientific, Inc.
845	3.20%, 05/01/2015	893
		4,105
	Electrical Equipment and Appliance Manufacturing - 0.2%
	General Electric Co.
6,925	5.00%, 02/01/2013	7,217

	Finance and Insurance - 6.4%
	Ace INA Holdings, Inc.
700	5.88%, 06/15/2014	772
	American Express Centurion Bank
6,350	6.00%, 09/13/2017	7,181
	ANZ National Ltd.
1,205	2.38%, 12/21/2012 ■	1,226
	Bank of America Corp.
200	7.38%, 05/15/2014	207
	Barclays Bank plc
2,150	2.38%, 01/13/2014	2,104
	BP Capital Markets plc
2,850	4.75%, 03/10/2019	3,166
	Brandywine Operating Partnership
2,010	6.00%, 04/01/2016	2,100
	CDP Financial, Inc.
3,475	4.40%, 11/25/2019 ■	3,771
	Citigroup, Inc.
8,800	6.00%, 10/31/2033	7,539
2,700	6.13%, 05/15/2018	2,874
1,700	6.88%, 03/05/2038	1,867
520	8.13%, 07/15/2039	637
	Credit Agricole
3,950	3.50%, 04/13/2015 ■	3,628
	Discover Financial Services, Inc.
3,620	6.45%, 06/12/2017	3,782
	Eaton Vance Corp.
3,305	6.50%, 10/02/2017	3,709
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	4,786

The accompanying notes are an integral part of these financial statements.

7

Hartford Advisers HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 12.1% - (continued)
	Finance and Insurance - 6.4% - (continued)
	General Electric Capital Corp.
$4,300	4.38%, 09/16/2020	$4,394
5,000	5.88%, 01/14/2038	5,298
	Goldman Sachs Group, Inc.
6,000	5.63%, 01/15/2017	5,884
2,750	6.00%, 05/01/2014	2,854
1,700	6.15%, 04/01/2018	1,755
2,590	6.25%, 02/01/2041	2,541
	Health Care Properties
2,030	6.00%, 01/30/2017	2,196
	HSBC Holdings plc
4,000	6.10%, 01/14/2042	4,534
	Jackson National Life Insurance Co.
6,250	8.15%, 03/15/2027 ■	7,602
	JP Morgan Chase & Co.
2,400	3.70%, 01/20/2015	2,488
2,000	4.95%, 03/25/2020	2,126
10,375	5.13%, 09/15/2014	10,939
1,080	5.40%, 01/06/2042	1,127
	Liberty Mutual Group, Inc.
6,050	5.75%, 03/15/2014 ■	6,309
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	10,943
1,000	6.40%, 08/28/2017	968
6,000	6.88%, 04/25/2018	5,916
	Morgan Stanley
13,000	5.38%, 10/15/2015	12,703
250	5.63%, 09/23/2019	231
	National City Corp.
4,250	6.88%, 05/15/2019	4,776
	New England Mutual Life Insurance Co.
6,000	7.88%, 02/15/2024 ■	7,513
	Nordea Bank AB
1,790	3.70%, 11/13/2014 ■	1,819
	Postal Square L.P.
14,101	8.95%, 06/15/2022	19,344
	Prudential Financial, Inc.
8,000	5.50%, 03/15/2016	8,672
	Rabobank Nederland N.V. NY
3,900	3.20%, 03/11/2015 ■	3,972
	Republic New York Capital I
500	7.75%, 11/15/2026	501
	Royal Bank of Scotland plc
2,600	4.88%, 03/16/2015	2,486
	Southern Capital Corp.
54	5.70%, 06/30/2022 ■	56
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	5,346
	Sovereign Capital Trust IV
7,250	7.91%, 06/13/2036	6,815
	Svenska Handelsbanken Ab
2,900	4.88%, 06/10/2014 ■	3,018
	UBS AG Stamford
235	5.88%, 12/20/2017	245
	Wachovia Corp.
10,000	5.25%, 08/01/2014	10,548
2,000	5.75%, 06/15/2017	2,259
	WEA Finance LLC
1,450	7.13%, 04/15/2018 ■	1,621
		219,148
	Food Manufacturing - 0.4%
	Kellogg Co.
3,900	4.00%, 12/15/2020	4,128
	Kraft Foods, Inc.
3,800	4.13%, 02/09/2016	4,125
285	5.38%, 02/10/2020	329
	Wrigley Jr., William Co.
3,900	3.70%, 06/30/2014 ■	4,021
		12,603
	Health Care and Social Assistance - 0.5%
	Amgen, Inc.
3,300	5.15%, 11/15/2041	3,421
	CVS Caremark Corp.
7,725	6.13%, 08/15/2016	8,997
	Express Scripts, Inc.
1,020	6.25%, 06/15/2014	1,112
	McKesson Corp
475	3.25%, 03/01/2016	503
	Merck & Co., Inc.
2,100	4.00%, 06/30/2015	2,312
		16,345
	Information - 0.5%
	AT&T, Inc.
2,300	2.50%, 08/15/2015	2,382
2,510	6.80%, 05/15/2036	3,178
	BellSouth Telecommunications
650	7.00%, 12/01/2095	816
	Cellco Partnership - Verizon Wireless Capital
395	5.55%, 02/01/2014	429
	France Telecom S.A.
1,300	4.38%, 07/08/2014	1,373
	SBA Tower Trust
2,035	4.25%, 04/15/2015 ■	2,092
	Telecom Italia Capital
2,900	7.00%, 06/04/2018	2,711
	Verizon Communications, Inc.
2,415	3.50%, 11/01/2021	2,514
240	4.35%, 02/15/2013	249
715	4.75%, 11/01/2041	770
		16,514
	Machinery Manufacturing - 0.2%
	Xerox Corp.
6,000	8.25%, 05/15/2014	6,770

	Motor Vehicle and Parts Manufacturing - 0.1%
	Daimler Finance NA LLC
5,600	2.63%, 09/15/2016 ■	5,567

	Petroleum and Coal Products Manufacturing - 0.5%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	6,961
	EnCana Corp.
305	5.90%, 12/01/2017	346
	Motiva Enterprises LLC
420	5.75%, 01/15/2020 ■	488
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,200	5.50%, 09/30/2014 ■	1,284
	Shell International Finance B.V.
6,400	4.38%, 03/25/2020	7,472
		16,551

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 12.1% - (continued)
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
$5,000	6.95%, 01/15/2038	$5,647

	Real Estate, Rental and Leasing - 0.4%
	COX Communications, Inc.
440	4.63%, 06/01/2013	464
9,000	5.45%, 12/15/2014	9,990
	ERAC USA Finance Co.
1,121	2.25%, 01/10/2014 ■	1,117
1,800	4.50%, 08/16/2021 ■	1,846
		13,417
	Retail Trade - 0.2%
	Lowe's Co., Inc.
3,400	4.63%, 04/15/2020	3,796
	Staples, Inc.
2,525	9.75%, 01/15/2014	2,888
		6,684
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Procter & Gamble Co.
10,022	9.36%, 01/01/2021	13,488

	Utilities - 0.7%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	5,374
	Enel Finance International S.A.
300	3.88%, 10/07/2014 ■	292
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 ■	10,291
	Niagara Mohawk Power Corp.
2,510	3.55%, 10/01/2014 ■	2,637
	Southern California Edison Co.
4,000	5.55%, 01/15/2037	4,928
	Wisconsin Electric Power Co.
1,960	4.25%, 12/15/2019	2,187
		25,709
	Total corporate bonds
	(cost $380,852)	$412,890

MUNICIPAL BONDS - 1.4%
	General Obligations - 0.3%
	California State GO, Taxable,
$2,785	7.55%, 04/01/2039	$3,405
	Chicago Metropolitan Water Reclamation Dist,
685	5.72%, 12/01/2038	839
	Illinois State GO,
60	5.37%, 03/01/2017	63
1,075	5.67%, 03/01/2018	1,144
860	5.88%, 03/01/2019	926
	Los Angeles USD,
4,300	5.75%, 07/01/2034	4,747
		11,124
	Health Care/Services - 0.1%
	University of California, Regents MedCenter Pooled Rev,
1,935	6.58%, 05/15/2049	2,323

	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California, Build America Bonds Rev,
1,960	5.77%, 05/15/2043	2,219

	Miscellaneous - 0.3%
	Oregon School Boards Association, Taxable Pension,
10,000	4.76%, 06/30/2028	10,836

	Refunded - 0.1%
	Irvine Ranch, CA, Water Dist,
2,870	2.61%, 03/15/2014	2,982

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
2,200	6.00%, 12/01/2044	2,798

	Transportation - 0.4%
	Bay Area Toll Auth, CA, Toll Bridge Rev,
3,100	6.26%, 04/01/2049	4,045
	Illinois State Toll Highway Auth, Taxable Rev,
1,875	6.18%, 01/01/2034	2,158
	Maryland State Transit Auth,
1,350	5.89%, 07/01/2043	1,696
	New York and New Jersey PA, Taxable Rev,
975	5.86%, 12/01/2024	1,163
570	6.04%, 12/01/2029	691
	North Texas Tollway Auth Rev,
3,400	6.72%, 01/01/2049	4,100
		13,853
	Total municipal bonds
	(cost $40,634)	$46,135

U.S. GOVERNMENT AGENCIES - 1.6%
	Federal Home Loan Mortgage Corporation - 1.1%
$167	2.34%, 04/01/2029 Δ	$172
34,498	4.00%, 12/01/2040 - 09/01/2041	36,239
		36,411
	Federal National Mortgage Association - 0.1%
876	4.78%, 02/01/2014	918
1,409	4.98%, 12/01/2013	1,486
274	5.00%, 02/01/2019 - 04/01/2019	297
18	6.50%, 11/01/2013	18
3	7.00%, 02/01/2029	4
		2,723
	Government National Mortgage Association - 0.4%
4,330	6.00%, 06/15/2024 - 06/15/2035	4,937
1,369	6.50%, 03/15/2026 - 02/15/2035	1,589
5,635	7.00%, 11/15/2031 - 11/15/2033	6,571
264	7.50%, 09/16/2035	303
1,003	8.00%, 09/15/2026 - 02/15/2031	1,139
69	9.00%, 06/20/2016 - 06/15/2022	73
		14,612
	Total U.S. government agencies
	(cost $49,697)	$53,746

The accompanying notes are an integral part of these financial statements.

9

Hartford Advisers HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 15.2%
Other Direct Federal Obligations - 2.8%
	Federal Financing Corporation - 0.5%
$17,617	4.40%, 12/06/2013 - 12/27/2013 ○		$17,364

	Tennessee Valley Authority - 2.3%
22,300	4.38%, 06/15/2015		25,028
50,000	6.00%, 03/15/2013		53,432
			78,460
			95,824
U.S. Treasury Securities - 12.4%
	U.S. Treasury Bonds - 3.8%
49,553	4.38%, 02/15/2038 - 05/15/2040		64,216
18,000	6.00%, 02/15/2026		25,943
25,650	6.25%, 08/15/2023		36,712
			126,871
	U.S. Treasury Notes - 8.6%
22,600	0.63%, 12/31/2012		22,706
4,800	1.00%, 09/30/2016		4,849
106,000	1.25%, 10/31/2015		108,716
10,900	1.38%, 01/15/2013		11,035
28,700	1.50%, 06/30/2016		29,680
23,000	2.75%, 02/15/2019		25,190
35,990	3.50%, 05/15/2020		41,403
25,000	3.88%, 05/15/2018		29,160
13,000	4.25%, 08/15/2013		13,840
9,950	4.75%, 05/31/2012		10,140
			296,719
			423,590
	Total U.S. government securities
	(cost $468,336)		$519,414

	Total long-term investments		$3,356,950
	(cost $3,080,797)

SHORT-TERM INVESTMENTS - 1.1%
Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	01/03/2012 in the amount of $13,841,
	collateralized by GNMA 4.50%, 2041,
	value of $14,118)
$13,841	0.04%, 12/30/2011		$13,841
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $1,150, collateralized by U.S.
	Treasury Bond 5.38%, 2031, value of
	$1,173)
1,150	0.01%, 12/30/2011		1,150
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $15,353,
	collateralized by GNMA 3.50% - 7.00%,
	2035 - 2046, value of $15,660)
15,353	0.06%, 12/30/2011		15,353
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $117, collateralized by U.S.
	Treasury Note 2.75%, 2016, value of
	$119)
117	0.01%, 12/30/2011		117
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $5,941,
	collateralized by FNMA 3.00% - 6.50%,
	2021 - 2041, value of $6,060)

$5,941	0.04%, 12/30/2011		$5,941
			36,402
	Total short-term investments
	(cost $36,402)		$36,402

	Total investments
	(cost $3,117,199) ▲	99.4%	$3,393,352
	Other assets and liabilities	0.6%	21,606
	Total net assets	100.0%	$3,414,958

The accompanying notes are an integral part of these financial statements.

10

Hartford Advisers HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 7.3% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $3,148,302 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$413,345
Unrealized Depreciation	(168,295)
Net Unrealized Appreciation	$245,050

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $37,276, which represents 1.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $70,705, which represents 2.1% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	11,702	Allstar Co.	$11,913
06/2007	11,241	Buck Holdings L.P.	6,634

At December 31, 2011, the aggregate value of these securities was $37,276, which represents 1.1% of total net assets.

GO	—	General Obligations
PA	—	Port Authority
USD	—	United School District

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	Goldman Sachs	Sell	$37,819	$37,966	01/23/2012	$147

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

Hartford Advisers HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,587	$—	$1,580	$7
Common Stocks ‡	2,323,178	2,168,616	117,286	37,276
Corporate Bonds	412,890	—	405,636	7,254
Municipal Bonds	46,135	—	46,135	—
U.S. Government Agencies	53,746	—	53,746	—
U.S. Government Securities	519,414	—	519,414	—
Short-Term Investments	36,402	—	36,402	—
Total	$3,393,352	$2,168,616	$1,180,199	$44,537
Foreign Currency Contracts *	147	—	147	—
Total	$147	$—	$147	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$7	$—	$—	*	$—	$—	$—	$—	$—	$7
Common Stocks	25,248	6,178	2,098	†	—	11,913	(8,161)	—	—	37,276
Corporate Bonds	7,681	—	(141	)‡	—	—	(286)	—	—	7,254
Total	$32,936	$6,178	$1,957		$—	$11,913	$(8,447)	$—	$—	$44,537

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 rounds to zero.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $2,098.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $(141).

The accompanying notes are an integral part of these financial statements.

12

Hartford Advisers HLS Fund
Statement of Assets and Liabilities
December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,117,199)	$3,393,352
Cash	287
Unrealized appreciation on foreign currency contracts	147
Receivables:
Investment securities sold	9,357
Fund shares sold	215
Dividends and interest	14,703
Total assets	3,418,061
Liabilities:
Payables:
Fund shares redeemed	2,453
Investment management fees	459
Distribution fees	25
Accrued expenses	166
Total liabilities	3,103
Net assets	$3,414,958
Summary of Net Assets:
Capital stock and paid-in-capital	$4,222,562
Undistributed net investment income	28,105
Accumulated net realized loss	(1,112,025)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	276,316
Net assets	$3,414,958
Shares authorized	9,500,000
Par value	$0.001
Class IA: Net asset value per share	$19.34
Shares outstanding	153,004
Net assets	$2,959,019
Class IB: Net asset value per share	$19.58
Shares outstanding	23,286
Net assets	$455,939

The accompanying notes are an integral part of these financial statements.

13

Hartford Advisers HLS Fund
Statement of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$49,237
Interest	45,171
Less: Foreign tax withheld	(889)
Total investment income, net	93,519

Expenses:
Investment management fees	22,991
Distribution fees - Class IB	1,267
Custodian fees	14
Accounting services fees	602
Board of Directors' fees	88
Audit fees	25
Other expenses	467
Total expenses (before fees paid indirectly)	25,454
Commission recapture	(27)
Custodian fee offset	—
Total fees paid indirectly	(27)
Total expenses, net	25,427
Net investment income	68,092

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	184,053
Net realized loss on futures	(1,979)
Net realized loss on foreign currency contracts	(2,445)
Net realized gain on other foreign currency transactions	241
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	179,870

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(176,704)
Net unrealized depreciation of futures	(636)
Net unrealized depreciation of foreign currency contracts	(372)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(6)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(177,718)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,152
Net Increase in Net Assets Resulting from Operations	$70,244

The accompanying notes are an integral part of these financial statements.

14

Hartford Advisers HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$68,092	$67,724
Net realized gain on investments, other financial instruments and foreign currency transactions	179,870	291,769
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(177,718)	97,470
Net Increase In Net Assets Resulting From Operations	70,244	456,963
Distributions to Shareholders:
From net investment income
Class IA	(51,277)	(48,804)
Class IB	(6,578)	(6,196)
Total distributions	(57,855)	(55,000)
Capital Share Transactions:
Class IA
Sold	50,601	57,957
Issued in merger	—	188,305
Issued on reinvestment of distributions	51,277	48,804
Redeemed	(693,355)	(710,101)
Total capital share transactions	(591,477)	(415,035)
Class IB
Sold	23,096	28,941
Issued in merger	—	36,319
Issued on reinvestment of distributions	6,578	6,196
Redeemed	(131,780)	(148,646)
Total capital share transactions	(102,106)	(77,190)
Net decrease from capital share transactions	(693,583)	(492,225)
Proceeds from regulatory settlements	—	147
Net Decrease In Net Assets	(681,194)	(90,115)
Net Assets:
Beginning of period	4,096,152	4,186,267
End of period	$3,414,958	$4,096,152
Undistributed (distribution in excess of)
net investment income	$28,105	$17,505
Shares:
Class IA
Sold	2,583	3,219
Issued in merger	—	10,373
Issued on reinvestment of distributions	2,706	2,575
Redeemed	(35,495)	(39,434)
Total share activity	(30,206)	(23,267)
Class IB
Sold	1,160	1,579
Issued in merger	—	1,979
Issued on reinvestment of distributions	344	324
Redeemed	(6,663)	(8,152)
Total share activity	(5,159)	(4,270)

The accompanying notes are an integral part of these financial statements.

15

Hartford Advisers HLS Fund
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.    Organization:

Hartford Advisers HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.    Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in

16

which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain

17

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

18

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

19

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

20

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of December 31, 2011, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$147	$—	$—	$—	$—	$147
Total	$—	$147	$—	$—	$—	$—	$147

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(1,979)	$—	$—	$—	$—	$—	$(1,979)
Net realized loss on foreign currency contracts	—	(2,445)	—	—	—	—	(2,445)
Total	$(1,979)	$(2,445)	$—	$—	$—	$—	$(4,424)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(636)	$—	$—	$—	$—	$—	$(636)
Net change in unrealized depreciation of foreign currency contracts	—	(372)	—	—	—	—	(372)
Total	$(636)	$(372)	$—	$—	$—	$—	$(1,008)

21

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

22

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$57,855	$55,000

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$28,105
Accumulated Capital and Other Losses*	(1,080,774)
Unrealized Appreciation†	245,065
Total Accumulated Deficit	$(807,604)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$363
Accumulated Net Realized Gain (Loss)	(363)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

23

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$123,119
2017	957,655
Total	$1,080,774

As of December 31, 2011, the Fund utilized $161,012 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

24

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.64%
Class IB	0.89

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $5. These fees are accrued daily and paid monthly.

25

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,246,094
Sales Proceeds Excluding U.S. Government Obligations	1,814,897
Cost of Purchases for U.S. Government Obligations	98,957
Sales Proceeds for U.S. Government Obligations	162,687

9.	Proceeds from Regulatory Settlement:

During the year ended December 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $147, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

11.	Fund Merger:

Reorganization of Hartford Global Advisers HLS Fund into Hartford Advisers HLS Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, Hartford Global Advisers HLS Fund (“Target Fund”), into another series of the Company, Hartford Advisers Fund (“Acquiring Fund”) (the “Reorganization”). The reorganization did not require shareholder approval by the shareholders of the Target Fund or Acquring Fund.

Pursuant to the Reorganization Agreement, on March 19, 2010 (merger date), each holder of Class IA and Class IB shares of the Target Fund became the owner of full and fractional shares of the corresponding class in the Acquring Fund having an equal aggregate value.

26

The merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on Merger Date	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class IA	$188,305	$3,614,641	$3,802,946	17,995	10,373
Class IB	36,319	575,481	611,800	3,489	1,979
Total	$224,624	$4,190,122	$4,414,746	21,484	12,352

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Hartford Advisers HLS Fund
Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended December 31, 2011
IA	$19.32	$0.41	$—	$(0.06)	$0.35	$(0.33)	$—	$—	$(0.33)	$0.02	$19.34
IB	19.55	0.36	—	(0.05)	0.31	(0.28)	—	—	(0.28)	0.03	19.58

For the Year Ended December 31, 2010(E)
IA	17.47	0.30	—	1.82	2.12	(0.27)	—	—	(0.27)	1.85	19.32
IB	17.68	0.26	—	1.83	2.09	(0.22)	—	—	(0.22)	1.87	19.55

For the Year Ended December 31, 2009
IA	13.69	0.36	—	3.78	4.14	(0.36)	—	—	(0.36)	3.78	17.47
IB	13.85	0.32	—	3.83	4.15	(0.32)	—	—	(0.32)	3.83	17.68

For the Year Ended December 31, 2008
IA	20.97	0.50	—	(7.09)	(6.59)	(0.58)	(0.11)	—	(0.69)	(7.28)	13.69
IB	21.18	0.47	—	(7.17)	(6.70)	(0.52)	(0.11)	—	(0.63)	(7.33)	13.85

For the Year Ended December 31, 2007
IA	22.60	0.55	—	0.90	1.45	(0.53)	(2.55)	—	(3.08)	(1.63)	20.97
IB	22.78	0.49	—	0.92	1.41	(0.46)	(2.55)	—	(3.01)	(1.60)	21.18

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	During the year ended December 31, 2010, the Fund incurred $204.5 million in purchases associated with the transition of assets from Hartford Global Advisers HLS Fund, which merged into the Fund on March 19, 2010. These purchases were excluded from the portfolio turnover calculation.

28

– Ratios and Supplemental Data –

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income	Portfolio Turnover
Total Return(B)	Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	(Loss) to Average Net Assets	Rate(D)

1.86%	$2,959,019	0.64%	0.64%	1.84%	34%
1.61	455,939	0.89	0.89	1.59	—

12.14	3,539,983	0.65	0.65	1.68	65	(F)
11.86	556,169	0.90	0.90	1.43	—

30.29	3,607,929	0.65	0.65	2.15	73
29.96	578,338	0.90	0.90	1.90	—

(31.64)	3,404,626	0.63	0.63	2.43	76
(31.81)	548,899	0.88	0.88	2.18	—

6.64	6,291,220	0.63	0.63	2.13	47
6.37	1,080,254	0.88	0.88	1.88	—

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Advisers HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Advisers HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

February 13, 2012

30

Hartford Advisers HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

Hartford Advisers HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

32

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford Advisers HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2011	Beginning	Account Value	June 30, 2011	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2011	2011	December 31, 2011	June 30, 2011	2011	December 31, 2011	ratio	year	year
Class IA	$1,000.00	$982.08	$3.20	$1,000.00	$1,021.98	$3.26	0.64%	184	365
Class IB	$1,000.00	$980.88	$4.44	$1,000.00	$1,020.72	$4.53	0.89%	184	365

34

Hartford Advisers HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Advisers HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

35

Hartford Advisers HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations, although its one year performance had declined on a relative basis. The Board also noted that the Fund’s performance would continue to be monitored by HL Advisors.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

36

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

37

Hartford Advisers HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-AD11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Series Fund, Inc.

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Series Fund, Inc.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent product information including the applicable sales, administrative and other charges.

American Funds Asset Allocation HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds Asset Allocation HLS Fund IB	1.02%	0.64%
Barclays Capital U.S. Aggregate Index	7.84%	6.41%
Citigroup Broad Investment-Grade Bond Index	7.85%	6.53%
S&P 500 Index	2.09%	-0.39%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

Citigroup Broad Investment-Grade Bond Index is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Asset Allocation HLS Fund returned 1.02% for the twelve-month period ended December 31, 2011 versus the returns of 2.09% for the S&P 500 Index, 7.85% for the Citigroup Broad Investment-Grade Bond Index and 7.84% for the Barclays Capital U.S. Aggregate Index. The Fund outperformed the -1.47% average return of the Lipper Mixed Asset Target Allocation Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Asset Allocation HLS Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Asset Allocation HLS Fund’s financial statements.

2

American Funds Blue Chip Income and Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds Blue Chip Income and Growth HLS Fund IB	-1.19%	-1.39%
S&P 500 Index	2.09%	-0.39%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Blue Chip Income and Growth HLS Fund returned -1.19% for the twelve-month period ended December 31, 2011, versus the return of 2.09% for the S&P 500 Index. The Fund underperformed the -1.01% average return of the Lipper Large Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Blue Chip Income and Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Blue Chip Income and Growth HLS Fund’s financial statements.

3

American Funds Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks to maximize current income and preservation of capital.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds Bond HLS Fund IB	5.84%	3.44%
Barclays Capital U.S. Aggregate Index	7.84%	6.41%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Bond HLS Fund returned 5.84% for the twelve-month period ended December 31, 2011, versus the return of 7.84% for the Barclays Capital U.S. Aggregate Index. The Fund underperformed the 6.80% average return of the Lipper Corporate Debt Funds BBB-Rated VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Bond HLS Fund’s financial statements.

4

American Funds Global Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks a high level of total return over the long term.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds Global Bond HLS Fund IB	4.28%	4.57%
Barclays Capital Global Aggregate Index	5.64%	4.96%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

Barclays Capital Global Aggregate Index represents the global investment-grade fixed-income markets. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Bond HLS Fund returned 4.28% for the twelve-month period ended December 31, 2011, versus the return of 5.64% for the Barclays Capital Global Aggregate Index. The Fund outperformed the 3.94% average return of the Lipper Global Income Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Bond HLS Fund’s financial statements.

5

American Funds Global Growth and Income HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital over time and current income.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds Global Growth and Income HLS Fund IB	-5.19%	-3.08%
MSCI World Index	-5.02%	-3.78%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth and Income HLS Fund returned -5.19% for the twelve-month period ended December 31, 2011, versus the return of -5.02% for the MSCI World Index. The Fund outperformed the -8.05% average return of the Lipper Global Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth and Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth and Income HLS Fund’s financial statements.

6

American Funds Global Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks long-term growth of capital.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds Global Growth HLS Fund IB	-9.18%	-2.28%
MSCI World Index	-5.02%	-3.78%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth HLS Fund returned -9.18% for the twelve-month period ended December 31, 2011, versus the return of -5.02% for the MSCI World Index. The Fund outperformed the -9.54% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth HLS Fund’s financial statements.

7

American Funds Global Small Capitalization HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital over time.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds Global Small Capitalization HLS Fund IB	-19.40%	-5.70%
MSCI All Country World Small Cap Index	-10.96%	0.35%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Small Capitalization HLS Fund returned -19.40% for the twelve-month period ended December 31, 2011, versus the return of -10.96% for the MSCI All Country World Small Cap Index. The Fund underperformed the -9.54% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Small Capitalization HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Small Capitalization HLS Fund’s financial statements.

8

American Funds Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds Growth HLS Fund IB	-4.57%	-2.14%
S&P 500 Index	2.09%	-0.39%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Growth HLS Fund returned -4.57% for the twelve-month period ended December 31, 2011, versus the return of 2.09% for the S&P 500 Index. The Fund underperformed the -2.38% average return of the Lipper Large Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth HLS Fund’s financial statements.

9

American Funds Growth-Income HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks long-term growth of capital and income over time.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds Growth-Income HLS Fund IB	-2.12%	-2.09%
S&P 500 Index	2.09%	-0.39%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Growth-Income HLS Fund returned -2.12% for the twelve-month period ended December 31, 2011, versus the return of 2.09% for the S&P 500 Index. The Fund underperformed the -1.01% average return of the Lipper Large Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth-Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth-Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth-Income HLS Fund’s financial statements.

10

American Funds International HLS Fund inception 4/30/2008

(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks long-term growth of capital over time.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds International HLS Fund IB	-14.23%	-5.99%
MSCI All Country World ex USA Index	-13.33%	-6.55%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds International HLS Fund returned -14.23% for the twelve-month period ended December 31, 2011, versus the return of -13.33% for the MSCI All Country World ex USA Index. The Fund underperformed the -13.08% average return of the Lipper International Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds International HLS Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds International HLS Fund’s financial statements.

11

American Funds New World HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks long-term capital appreciation.

Performance Overview 4/30/08 - 12/31/11

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
American Funds New World HLS Fund IB	-14.23%	-2.75%
MSCI All Country World Index	-6.86%	-3.86%
MSCI Emerging Markets Index	-18.17%	-4.37%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which excludes investment transactions as of this date.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds New World HLS Fund returned -14.23% for the twelve-month period ended December 31, 2011, versus the returns of -6.86% for the MSCI All Country World Index and -18.17% for the MSCI Emerging Markets Index. The Fund outperformed the -19.43% average return of the Lipper Emerging Markets Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds New World HLS Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds New World HLS Fund’s financial statements.

12

American Funds Asset Allocation HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,981	American Funds Insurance Series - Asset Allocation Fund Class 1		$64,374

	Total investment companies
	(cost $55,632)		$64,374

	Total investments
	(cost $55,632) ▲	100.0%	$64,374
	Other assets and liabilities	—%	(18)
	Total net assets	100.0%	$64,356

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $57,463 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,911
Unrealized Depreciation	—
Net Unrealized Appreciation	$6,911

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$64,374
Total	$64,374

American Funds Blue Chip Income and Growth HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,604	American Funds Insurance Series - Blue Chip Income and Growth Fund Class 1		$32,439

	Total investment companies
	(cost $26,345)		$32,439

	Total investments
	(cost $26,345) ▲	100.0%	$32,439
	Other assets and liabilities	—%	(14)
	Total net assets	100.0%	$32,425

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $27,352 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,087
Unrealized Depreciation	—
Net Unrealized Appreciation	$5,087

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$32,439
Total	$32,439

The accompanying notes are an integral part of these financial statements.

13

American Funds Bond HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
18,038	American Funds Insurance Series - Bond Fund Class 1		$198,237

	Total investment companies
	(cost $185,750)		$198,237

	Total investments
	(cost $185,750) ▲	100.0%	$198,237
	Other assets and liabilities	—%	(34)
	Total net assets	100.0%	$198,203

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $186,677 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,560
Unrealized Depreciation	—
Net Unrealized Appreciation	$11,560

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$198,237
Total	$198,237

American Funds Global Bond HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,710	American Funds Insurance Series - Global Bond Fund Class 1		$44,367

	Total investment companies
	(cost $41,981)		$44,367

	Total investments
	(cost $41,981) ▲	100.0%	$44,367
	Other assets and liabilities	—%	(15)
	Total net assets	100.0%	$44,352

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $42,131 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,236
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,236

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$44,367
Total	$44,367

The accompanying notes are an integral part of these financial statements.

14

American Funds Global Growth and Income HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
8,550	American Funds Insurance Series - Global Growth and Income Fund Class 1		$78,658

	Total investment companies
	(cost $64,606)		$78,658

	Total investments
	(cost $64,606) ▲	100.0%	$78,658
	Other assets and liabilities	—%	(19)
	Total net assets	100.0%	$78,639

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $66,491 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,167
Unrealized Depreciation	—
Net Unrealized Appreciation	$12,167

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$78,658
Total	$78,658

American Funds Global Growth HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
1,512	American Funds Insurance Series - Global Growth Fund Class 1		$29,332

	Total investment companies
	(cost $25,408)		$29,332

	Total investments
	(cost $25,408) ▲	100.0%	$29,332
	Other assets and liabilities	—%	(13)
	Total net assets	100.0%	$29,319

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $27,001 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,331
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,331

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$29,332
Total	$29,332

The accompanying notes are an integral part of these financial statements.

15

American Funds Global Small Capitalization HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,220	American Funds Insurance Series - Global Small Capitalization Fund Class 1		$55,676

	Total investment companies
	(cost $48,391)		$55,676

	Total investments
	(cost $48,391) ▲	100.0%	$55,676
	Other assets and liabilities	—%	(18)
	Total net assets	100.0%	$55,658

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $50,804 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,872
Unrealized Depreciation	—
Net Unrealized Appreciation	$4,872

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$55,676
Total	$55,676

American Funds Growth HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
6,107	American Funds Insurance Series - Growth Fund Class 1		$318,017

	Total investment companies
	(cost $239,197)		$318,017

	Total investments
	(cost $239,197) ▲	100.0%	$318,017
	Other assets and liabilities	—%	(49)
	Total net assets	100.0%	$317,968

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $248,340 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$69,677
Unrealized Depreciation	—
Net Unrealized Appreciation	$69,677

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:

Assets:
Investment in Securities - Level 1	$318,017
Total	$318,017

The accompanying notes are an integral part of these financial statements.

16

American Funds Growth-Income HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
5,112	American Funds Insurance Series - Growth-Income Fund Class 1		$170,089

	Total investment companies
	(cost $139,488)		$170,089

	Total investments
	(cost $139,488) ▲	100.0%	$170,089
	Other assets and liabilities	—%	(30)
	Total net assets	100.0%	$170,059

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $143,238 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$26,851
Unrealized Depreciation	—
Net Unrealized Appreciation	$26,851

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$170,089
Total	$170,089

American Funds International HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
13,704	American Funds Insurance Series - International Fund Class 1		$208,435

	Total investment companies
	(cost $198,006)		$208,435

	Total investments
	(cost $198,006) ▲	100.0%	$208,435
	Other assets and liabilities	—%	(36)
	Total net assets	100.0%	$208,399

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $203,685 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,750
Unrealized Depreciation	—
Net Unrealized Appreciation	$4,750

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$208,435
Total	$208,435

The accompanying notes are an integral part of these financial statements.

17

American Funds New World HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
2,676	American Funds Insurance Series - New World Fund Class 1		$52,586

	Total investment companies
	(cost $46,287)		$52,586

	Total investments
	(cost $46,287) ▲	100.0%	$52,586
	Other assets and liabilities	—%	(17)
	Total net assets	100.0%	$52,569

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $48,350 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,236
Unrealized Depreciation	—
Net Unrealized Appreciation	$4,236

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$52,586
Total	$52,586

The accompanying notes are an integral part of these financial statements.

18

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19

Hartford Series Fund, Inc.
Statements of Assets and Liabilities
December 31, 2011
(000’s Omitted)

		American Funds
		Blue Chip
	American Funds	Income and	American Funds
	Asset Allocation	Growth	Bond
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in underlying funds, at market value @	$64,374	$32,439	$198,237
Receivables:
Investment securities sold	42	—	218
Fund shares sold	1	23	184
Other assets	6	3	11
Total assets	64,423	32,465	198,650
Liabilities:
Payables:
Investment securities purchased	—	6	—
Fund shares redeemed	42	16	398
Investment management fees	9	5	22
Distribution fees	4	2	11
Accrued expenses	12	11	16
Total liabilities	67	40	447
Net assets	$64,356	$32,425	$198,203
Summary of Net Assets:
Capital stock and paid-in-capital	$56,279	$26,604	$176,884
Undistributed net investment income	1,026	467	5,360
Accumulated net realized gain (loss)	(1,691)	(740)	3,472
Unrealized appreciation of investments	8,742	6,094	12,487
Net assets	$64,356	$32,425	$198,203
Shares authorized	200,000	200,000	200,000
Par value	$0.001	$0.001	$0.001
Class IB: Net asset value per share	$9.70	$9.07	$10.52
Shares outstanding	6,634	3,576	18,835
Net assets	$64,356	$32,425	$198,203
@ Cost of underlying funds	$55,632	$26,345	$185,750

The accompanying notes are an integral part of these financial statements.

20

	American Funds		American Funds
American Funds	Global Growth	American Funds	Global Small	American Funds	American Funds	American Funds	American Funds
Global Bond	and Income	Global Growth	Capitalization	Growth	Growth-Income	International	New World
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$44,367	$78,658	$29,332	$55,676	$318,017	$170,089	$208,435	$52,586

46	72	4	2	—	—	46	197
3	6	2	6	184	159	86	23
5	9	5	7	35	17	27	10
44,421	78,745	29,343	55,691	318,236	170,265	208,594	52,816

—	—	—	—	141	109	—	—
48	76	5	7	38	48	128	219
7	14	6	10	52	26	39	13
3	4	2	3	18	9	11	3
11	12	11	13	19	14	17	12
69	106	24	33	268	206	195	247
$44,352	$78,639	$29,319	$55,658	$317,968	$170,059	$208,399	$52,569

$40,200	$66,302	$26,351	$45,182	$246,202	$141,797	$200,601	$44,703
1,091	1,975	313	648	1,116	2,243	3,474	835
675	(3,690)	(1,269)	2,543	(8,170)	(4,582)	(6,105)	732
2,386	14,052	3,924	7,285	78,820	30,601	10,429	6,299
$44,352	$78,639	$29,319	$55,658	$317,968	$170,059	$208,399	$52,569
200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000
$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
$11.02	$8.38	$8.74	$7.83	$8.95	$8.81	$7.54	$8.66
4,026	9,385	3,356	7,110	35,535	19,298	27,623	6,073
$44,352	$78,639	$29,319	$55,658	$317,968	$170,059	$208,399	$52,569
$41,981	$64,606	$25,408	$48,391	$239,197	$139,488	$198,006	$46,287

The accompanying notes are an integral part of these financial statements.

21

Hartford Series Fund, Inc.
Statements of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

		American Funds
		Blue Chip
	American Funds	Income and	American Funds
	Asset Allocation	Growth	Bond
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends from underlying funds	$1,377	$653	$6,479
Total investment income	1,377	653	6,479

Expenses:
Investment management fees	415	244	1,044
Distribution fees - Class IB	159	82	522
Custodian fees	1	1	1
Accounting services fees	6	3	21
Board of Directors' fees	2	1	5
Audit fees	10	10	11
Other expenses	12	8	37
Total expenses (before waivers)	605	349	1,641
Expense waivers	(255)	(163)	(522)
Total waivers	(255)	(163)	(522)
Total expenses, net	350	186	1,119
Net investment income	1,027	467	5,360

Net Realized Gain (Loss) on Investments:
Capital gain distribution received from underlying funds	—	—	—
Net realized gain (loss) on investments in underlying funds	68	322	4,436
Net Realized Gain (Loss) on Investments	68	322	4,436

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation (depreciation) of investments in underlying funds	(605)	(1,140)	2,021
Net Gain (Loss) on Investments	(537)	(818)	6,457
Net Increase (Decrease) in Net Assets Resulting from Operations	$490	$(351)	$11,817

The accompanying notes are an integral part of these financial statements.

22

	American Funds		American Funds
American Funds	Global Growth	American Funds	Global Small	American Funds	American Funds	American Funds	American Funds
Global Bond	and Income	Global Growth	Capitalization	Growth	Growth-Income	International	New World
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$1,312	$2,443	$503	$1,019	$2,947	$3,196	$4,710	$1,187
1,312	2,443	503	1,019	2,947	3,196	4,710	1,187

315	688	330	528	2,551	1,248	1,938	694
105	215	83	165	850	446	570	158
1	1	1	1	1	1	1	1
4	9	3	6	34	18	23	6
1	2	1	2	8	4	5	2
10	10	10	11	13	10	12	10
11	16	9	20	75	28	55	16
447	941	437	733	3,532	1,755	2,604	887
(210)	(473)	(247)	(363)	(1,701)	(802)	(1,368)	(536)
(210)	(473)	(247)	(363)	(1,701)	(802)	(1,368)	(536)
237	468	190	370	1,831	953	1,236	351
1,075	1,975	313	649	1,116	2,243	3,474	836

213	—	—	—	—	—	—	—
838	(365)	309	4,956	1,657	(381)	(625)	3,019
1,051	(365)	309	4,956	1,657	(381)	(625)	3,019

(542)	(6,146)	(3,627)	(18,721)	(16,989)	(5,655)	(35,372)	(13,070)
509	(6,511)	(3,318)	(13,765)	(15,332)	(6,036)	(35,997)	(10,051)
$1,584	$(4,536)	$(3,005)	$(13,116)	$(14,216)	$(3,793)	$(32,523)	$(9,215)

The accompanying notes are an integral part of these financial statements.

23

Hartford Series Fund, Inc.
Statements of Changes in Net Assets

(000’s Omitted)

	American Funds		American Funds
	Asset Allocation		Blue Chip Income and Growth
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$1,027	$863	$467	$438
Net realized gain (loss) on investments	68	(546)	322	(323)
Net unrealized appreciation (depreciation) of investments	(605)	5,634	(1,140)	3,422
Net increase (decrease) in net assets resulting from operations	490	5,951	(351)	3,537
Distributions to Shareholders:
From net investment income
Class IB	(863)	(881)	(8)	(871)
From net realized gain on investments
Class IB	(5)	—	—	—
Total distributions	(868)	(881)	(8)	(871)
Capital Share Transactions:
Class IB
Sold	13,867	11,541	5,896	6,415
Issued on reinvestment of distributions	868	881	8	871
Redeemed	(8,327)	(7,734)	(7,150)	(4,952)
Net increase (decrease) from capital share transactions	6,408	4,688	(1,246)	2,334
Net increase (decrease) in net assets	6,030	9,758	(1,605)	5,000
Net Assets:
Beginning of period	58,326	48,568	34,030	29,030
End of period	$64,356	$58,326	$32,425	$34,030
Undistributed (distribution in excess of)
net investment income	$1,026	$862	$467	$8
Shares:
Class IB
Sold	1,409	1,262	650	747
Issued on reinvestment of distributions	94	105	1	104
Redeemed	(857)	(866)	(782)	(585)
Total share activity	646	501	(131)	266

The accompanying notes are an integral part of these financial statements.

24

American Funds		American Funds		American Funds		American Funds
Bond		Global Bond		Global Growth and Income		Global Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2011	2010	2011	2010	2011	2010	2011	2010

$5,360	$5,573	$1,075	$964	$1,975	$1,927	$313	$364
4,436	(327)	1,051	393	(365)	(2,373)	309	(429)
2,021	6,464	(542)	408	(6,146)	9,401	(3,627)	3,570
11,817	11,710	1,584	1,765	(4,536)	8,955	(3,005)	3,505

(5,572)	(4,625)	(962)	(405)	(1,921)	(1,600)	(363)	(286)

(62)	—	(316)	(31)	—	—	—	—
(5,634)	(4,625)	(1,278)	(436)	(1,921)	(1,600)	(363)	(286)

34,811	50,638	13,479	8,267	4,913	8,826	4,927	5,363
5,634	4,625	1,278	436	1,921	1,600	363	286
(54,785)	(37,538)	(9,365)	(9,911)	(12,992)	(15,289)	(6,848)	(5,080)
(14,340)	17,725	5,392	(1,208)	(6,158)	(4,863)	(1,558)	569
(8,157)	24,810	5,698	121	(12,615)	2,492	(4,926)	3,788

206,360	181,550	38,654	38,533	91,254	88,762	34,245	30,457
$198,203	$206,360	$44,352	$38,654	$78,639	$91,254	$29,319	$34,245

$5,360	$5,572	$1,091	$962	$1,975	$1,921	$313	$363

3,348	4,984	1,191	774	547	1,056	508	614
541	449	113	41	234	209	42	35
(5,267)	(3,670)	(839)	(934)	(1,473)	(1,885)	(710)	(583)
(1,378)	1,763	465	(119)	(692)	(620)	(160)	66

The accompanying notes are an integral part of these financial statements.

25

Hartford Series Fund, Inc.
Statements of Changes in Net Assets – (continued)

(000’s Omitted)

	American Funds		American Funds
	Global Small Capitalization		Growth
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:
Net investment income	$649	$866	$1,116	$1,351
Net realized gain (loss) on investments	4,956	17	1,657	(6,158)
Net unrealized appreciation (depreciation) of investments	(18,721)	12,561	(16,989)	60,757
Net increase (decrease) in net assets resulting from operations	(13,116)	13,444	(14,216)	55,950
Distributions to Shareholders:
From net investment income
Class IB	(866)	(10)	(10)	(1,529)
From net realized gain on investments
Class IB	(360)	—	—	—
Total distributions	(1,226)	(10)	(10)	(1,529)
Capital Share Transactions:
Class IB
Sold	9,505	15,106	32,641	40,109
Issued on reinvestment of distributions	1,226	10	10	1,529
Redeemed	(15,730)	(15,070)	(56,619)	(36,556)
Net increase (decrease) from capital share transactions	(4,999)	46	(23,968)	5,082
Net increase (decrease) in net assets	(19,341)	13,480	(38,194)	59,503
Net Assets:
Beginning of period	74,999	61,519	356,162	296,659
End of period	$55,658	$74,999	$317,968	$356,162
Undistributed (distribution in excess of)
net investment income	$648	$865	$1,116	$10
Shares:
Class IB
Sold	1,071	1,752	3,537	4,951
Issued on reinvestment of distributions	147	1	1	169
Redeemed	(1,667)	(1,761)	(5,986)	(4,417)
Total share activity	(449)	(8)	(2,448)	703

The accompanying notes are an integral part of these financial statements.

26

American Funds		American Funds		American Funds
Growth-Income		International		New World
HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2011	2010	2011	2010	2011	2010

$2,243	$2,033	$3,474	$3,795	$836	$798
(381)	(3,498)	(625)	(1,534)	3,019	(531)
(5,655)	20,125	(35,372)	14,307	(13,070)	9,905
(3,793)	18,660	(32,523)	16,568	(9,215)	10,172

(2)	(2,183)	(3,792)	(2,100)	(797)	(584)

—	—	—	(715)	—	—
(2)	(2,183)	(3,792)	(2,815)	(797)	(584)

15,378	20,249	35,399	45,834	9,630	15,738
2	2,183	3,792	2,815	797	584
(27,362)	(21,763)	(30,179)	(23,958)	(20,103)	(12,231)
(11,982)	669	9,012	24,691	(9,676)	4,091
(15,777)	17,146	(27,303)	38,444	(19,688)	13,679

185,836	168,690	235,702	197,258	72,257	58,578
$170,059	$185,836	$208,399	$235,702	$52,569	$72,257

$2,243	$2	$3,474	$3,792	$835	$796

1,719	2,472	4,305	5,579	982	1,707
—	248	488	366	88	67
(3,063)	(2,648)	(3,471)	(2,863)	(2,055)	(1,374)
(1,344)	72	1,322	3,082	(985)	400

The accompanying notes are an integral part of these financial statements.

27

Hartford Series Fund, Inc.
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty portfolios, eleven portfolios of which are included in these financial statements (each a “Fund” or together the “Funds”). These eleven portfolios of the Company are American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is organized as a diversified open-end management investment company, except for American Funds Global Bond HLS Fund, which is non-diversified.

Each Fund operates in the manner of a fund of funds, investing in shares of underlying mutual funds (the “Underlying Funds”). Each Underlying Fund is offered by American Funds Insurance Series, and is a registered open-end investment company. The Funds and their related Underlying Funds are listed below:

Fund	Underlying Fund
American Funds Asset Allocation HLS Fund	Asset Allocation Fund Class 1
American Funds Blue Chip Income and Growth HLS Fund	Blue Chip Income and Growth Fund Class 1
American Funds Bond HLS Fund	Bond Fund Class 1
American Funds Global Bond HLS Fund	Global Bond Fund Class 1
American Funds Global Growth and Income HLS Fund	Global Growth and Income Fund Class 1
American Funds Global Growth HLS Fund	Global Growth Fund Class 1
American Funds Global Small Capitalization HLS Fund	Global Small Capitalization Fund Class 1
American Funds Growth HLS Fund	Growth Fund Class 1
American Funds Growth-Income HLS Fund	Growth-Income Fund Class 1
American Funds International HLS Fund	International Fund Class 1
American Funds New World HLS Fund	New World Fund Class 1

The Underlying Funds’ accounting policies are outlined in the Underlying Funds’ shareholder report, which accompanies this report.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to a Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

28

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds in the preparation of their financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Funds’ shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in the Underlying Funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on Valuation Date. Valuation of securities held by the Underlying Funds is discussed in Notes to Financial Statements of the Underlying Funds, which are included in the Underlying Funds’ shareholder report, accompanying this report.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2011, the Funds held no Level 3 securities, therefore no reconciliations of Level 3 securities are presented.

For additional information, refer to the investment valuation hierarchy level summary which follows the Schedule of Investments for each Fund.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

29

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined for each Fund by dividing the Fund’s net assets by the number of shares outstanding. Orders for the purchase of a Fund’s shares received by an insurance company prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Funds. The policy of the all Funds is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund’s are exposed to the risks of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Funds intend to continue to qualify as Regulated Investment Companies (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of RIC. The Funds have distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

30

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2011			December 31, 2010
	Ordinary Income	Long- Term Capital Gains(a)	Tax return of capital	Ordinary Income	Long- Term Capital Gains(a)	Tax return of capital
American Funds Asset Allocation HLS Fund	$863	$5	$—	$881	$—	$—
American Funds Blue Chip Income and Growth HLS Fund	8	—	—	871	—	—
American Funds Bond HLS Fund	5,572	62	—	4,625	—	—
American Funds Global Bond HLS Fund	962	316	—	405	31	—
American Funds Global Growth and Income HLS Fund	1,921	—	—	1,600	—	—
American Funds Global Growth HLS Fund	363	—	—	286	—	—
American Funds Global Small Capitalization HLS Fund	866	360	—	10	—	—
American Funds Growth HLS Fund	10	—	—	1,529	—	—
American Funds Growth-Income HLS Fund	2	—	—	2,183	—	—
American Funds International HLS Fund	3,792	—	—	2,100	715	—
American Funds New World HLS Fund	797	—	—	584	—	—

(a) The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2011, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses	(Depreciation)@	(Deficit)
American Funds Asset Allocation HLS Fund	$1,026	$140	$—	$6,911	$8,077
American Funds Blue Chip Income and Growth HLS Fund	467	267	—	5,087	5,821
American Funds Bond HLS Fund	5,360	4,399	—	11,560	21,319
American Funds Global Bond HLS Fund	1,091	825	—	2,236	4,152
American Funds Global Growth and Income HLS Fund	1,975	—	(1,805)	12,167	12,337
American Funds Global Growth HLS Fund	313	324	—	2,331	2,968
American Funds Global Small Capitalization HLS Fund	648	4,956	—	4,872	10,476
American Funds Growth HLS Fund	1,116	973	—	69,677	71,766
American Funds Growth-Income HLS Fund	2,243	—	(832)	26,851	28,262
American Funds International HLS Fund	3,474	—	(426)	4,750	7,798
American Funds New World HLS Fund	835	2,795	—	4,236	7,866

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributable income may be shown in the accompanying Statement of

31

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

Assets and Liabilities as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Net Investment Income	Net Realized Gain (Loss)	Paid-in- Capital
American Funds Global Bond HLS Fund	$16	$(16)	$—

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Funds had capital loss carryforwards for U.S. federal income tax purposes as follows:

Capital loss carryforwards with expiration:

	2012	2013	2014	2015	2016	2017	2018	Total
American Funds Global Growth and Income HLS Fund	$—	$—	$—	$—	$—	$—	$1,457	$1,457
American Funds Growth-Income HLS Fund	—	—	—	—	—	—	701	701
American Funds International HLS Fund	—	—	—	—	—	—	332	332

Capital loss carryforwards without expiration:

	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryfowards	Total
American Funds Global Growth and Income HLS Fund	$—	$348	$348
American Funds Growth-Income HLS Fund	—	131	131
American Funds International HLS Fund	—	94	94

As of December 31, 2011, the following Funds utilized prior year capital loss carryforwards:

Amount
American Funds Blue Chip Income and Growth HLS Fund	$45
American Funds Global Growth HLS Fund	20
American Funds Growth HLS Fund	848
American Funds New World HLS Fund	209

f)	Accounting for Uncertainty in Income Taxes – The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Funds do not have an examination in progress.

32

The Funds have reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules have no effect on the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end December 31, 2011. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Funds.

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to HL Advisors for investment management services rendered during the year ended December 31, 2011. The rates are accrued daily and paid monthly:

Fund	Annual Rate*
American Funds Asset Allocation HLS Fund	0.65%
American Funds Blue Chip Income and Growth HLS Fund	0.75%
American Funds Bond HLS Fund	0.50%
American Funds Global Bond HLS Fund	0.75%
American Funds Global Growth and Income HLS Fund	0.80%
American Funds Global Growth HLS Fund	1.00%
American Funds Global Small Capitalization HLS Fund	0.80%
American Funds Growth HLS Fund	0.75%
American Funds Growth-Income HLS Fund	0.70%
American Funds International HLS Fund	0.85%
American Funds New World HLS Fund	1.10%

*	HL Advisors has entered into an agreement under which it will waive a portion of its investment management fee with respect to each Fund for as long as that Fund is invested in its corresponding Underlying Fund. The net investment management fee under the agreement with HL Advisors, after giving effect to the waiver, is 0.25% of the average daily net assets for each Fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Funds, HLIC provides accounting services to the Funds and receives monthly compensation of 0.01% of each Fund’s average daily net assets. These fees are accrued daily and paid monthly.

c)	Other Related Party Transactions – Certain officers of the Funds are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Funds’ chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds was in the amount of $2. These fees are accrued daily and paid monthly.

d)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly

33

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

6.	Investment Transactions:

For the year ended December 31, 2011, aggregate purchases and sales of investments in underlying funds (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds
	Excluding U.S.	Excluding U.S.
	Government	Government
	Obligations	Obligations
American Funds Asset Allocation HLS Fund	$12,512	$5,941
American Funds Blue Chip Income and Growth HLS Fund	4,643	5,426
American Funds Bond HLS Fund	31,287	45,907
American Funds Global Bond HLS Fund	12,304	6,899
American Funds Global Growth and Income HLS Fund	4,404	10,509
American Funds Global Growth HLS Fund	3,716	5,322
American Funds Global Small Capitalization HLS Fund	7,282	12,857
American Funds Growth HLS Fund	18,081	40,956
American Funds Growth-Income HLS Fund	9,566	19,314
American Funds International HLS Fund	30,276	21,589
American Funds New World HLS Fund	6,044	15,681

7.	Line of Credit:

The Funds, along with several other Hartford funds, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Funds did not have any borrowings under this facility.

8.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

34

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35

Hartford Series Fund, Inc.
Financial Highlights

	─ Selected Per-Share Data(A) ─								─ Ratios and Supplemental Data ─
			Net
			Realized
			and Un-			Distrib-		Net					Ratio of		Ratio of
		Net	realized		Dividends	utions		Increase					Expenses to		Expenses to		Ratio of Net
	Net Asset	Invest-	Gain		from Net	from		(Decrease)	Net Asset				Average		Average		Investment
	Value at	ment	(Loss) on	Total from	Invest-	Realized	Total	in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	Invest-	Investment	ment	Capital	Distri-	Asset	End of	Total		at End of	Before		After		Average Net		Turnover
Class	of Period	(Loss)	ments	Operations	Income	Gains	butions	Value	Period	Return(B)		Period	Waivers(C)		Waivers(C)		Assets		Rate
American Funds Asset Allocation HLS Fund
For the Year Ended December 31, 2011
IB	$9.74	$0.14	$(0.05)	$0.09	$(0.13)	$–	$(0.13)	$(0.04)	$9.70	1.02%		$64,356	0.95%		0.55%		1.61%		9%
For the Year Ended December 31, 2010
IB	8.85	0.14	0.91	1.05	(0.16)	—	(0.16)	0.89	9.74	12.13		58,326	0.95		0.55		1.73		11
For the Year Ended December 31, 2009(D)
IB	7.31	0.18	1.53	1.71	(0.14)	(0.03)	(0.17)	1.54	8.85	23.59		48,568	0.95		0.55		2.33		8
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.19	(2.88)	(2.69)	—	—	—	(2.69)	7.31	(26.88)	(E)	26,312	0.99	(F)	0.59	(F)	8.02	(F)	—
American Funds Blue Chip Income and Growth HLS Fund
For the Year Ended December 31, 2011
IB	9.18	0.13	(0.24)	(0.11)	—	—	—	(0.11)	9.07	(1.19)		32,425	1.07		0.57		1.44		14
For the Year Ended December 31, 2010
IB	8.44	0.12	0.86	0.98	(0.24)	—	(0.24)	0.74	9.18	11.98		34,030	1.07		0.57		1.48		11
For the Year Ended December 31, 2009(D)
IB	6.74	0.15	1.68	1.83	(0.09)	(0.04)	(0.13)	1.70	8.44	27.46		29,030	1.07		0.57		2.06		6
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.14	(3.40)	(3.26)	—	—	—	(3.26)	6.74	(32.64	)(E)	13,182	1.17	(F)	0.67	(F)	6.79	(F)	3
American Funds Bond HLS Fund
For the Year Ended December 31, 2011
IB	10.21	0.29	0.30	0.59	(0.28)	—	(0.28)	0.31	10.52	5.84		198,203	0.79		0.54		2.57		15
For the Year Ended December 31, 2010
IB	9.84	0.26	0.35	0.61	(0.24)	—	(0.24)	0.37	10.21	6.15		206,360	0.80		0.55		2.75		13
For the Year Ended December 31, 2009(D)
IB	8.98	0.35	0.74	1.09	(0.23)	—	(0.23)	0.86	9.84	12.23		181,550	0.78		0.53		3.75		2
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.44	(1.46)	(1.02)	—	—	—	(1.02)	8.98	(10.21	)(E)	67,597	0.80	(F)	0.55	(F)	16.32	(F)	5
American Funds Global Bond HLS Fund
For the Year Ended December 31, 2011
IB	10.86	0.23	0.24	0.47	(0.23)	(0.08)	(0.31)	0.16	11.02	4.28		44,352	1.06		0.56		2.56		16
For the Year Ended December 31, 2010
IB	10.47	0.27	0.24	0.51	(0.11)	(0.01)	(0.12)	0.39	10.86	4.85		38,654	1.07		0.57		2.49		17
For the Year Ended December 31, 2009(D)
IB	9.85	0.13	0.79	0.92	(0.30)	—	(0.30)	0.62	10.47	9.43		38,533	1.06		0.56		1.29		5
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.42	(0.57)	(0.15)	—	—	—	(0.15)	9.85	(1.51	)(E)	22,386	1.10	(F)	0.60	(F)	13.11	(F)	42
American Funds Global Growth and Income HLS Fund
For the Year Ended December 31, 2011
IB	9.06	0.22	(0.70)	(0.48)	(0.20)	—	(0.20)	(0.68)	8.38	(5.19)		78,639	1.09		0.54		2.30		5
For the Year Ended December 31, 2010
IB	8.30	0.20	0.72	0.92	(0.16)	—	(0.16)	0.76	9.06	11.41		91,254	1.10		0.55		2.25		8
For the Year Ended December 31, 2009(D)
IB	6.06	0.16	2.21	2.37	(0.13)	—	(0.13)	2.24	8.30	39.37		88,762	1.09		0.54		2.39		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.17	(4.11)	(3.94)	—	—	—	(3.94)	6.06	(39.43	)(E)	44,065	1.11	(F)	0.56	(F)	8.24	(F)	—

36

	─ Selected Per-Share Data(A) ─								─ Ratios and Supplemental Data ─
			Net
			Realized
			and Un-			Distrib-		Net					Ratio of		Ratio of
		Net	realized		Dividends	utions		Increase					Expenses to		Expenses to		Ratio of Net
	Net Asset	Invest-	Gain		from Net	from		(Decrease)	Net Asset				Average		Average		Investment
	Value at	ment	(Loss) on	Total from	Invest-	Realized	Total	in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	Invest-	Investment	ment	Capital	Distri-	Asset	End of	Total		at End of	Before		After		Average Net		Turnover
Class	of Period	(Loss)	ments	Operations	Income	Gains	butions	Value	Period	Return(B)		Period	Waivers(C)		Waivers(C)		Assets		Rate
American Funds Global Growth HLS Fund
For the Year Ended December 31, 2011
IB	$9.74	$0.10	$(0.99)	$(0.89)	$(0.11)	$–	$(0.11)	$(1.00)	$8.74	(9.18)%		$29,319	1.32%		0.57%		0.95%		11%
For the Year Ended December 31, 2010
IB	8.83	0.10	0.89	0.99	(0.08)	—	(0.08)	0.91	9.74	11.41		34,245	1.32		0.57		1.17		11
For the Year Ended December 31, 2009(D)
IB	6.40	0.09	2.57	2.66	(0.12)	(0.11)	(0.23)	2.43	8.83	41.78		30,457	1.32		0.57		1.24		12
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.15	(3.75)	(3.60)	—	—	—	(3.60)	6.40	(35.95	)(E)	15,490	1.37	(F)	0.62	(F)	5.68	(F)	—
American Funds Global Small Capitalization HLS Fund
For the Year Ended December 31, 2011
IB	9.92	0.10	(2.01)	(1.91)	(0.13)	(0.05)	(0.18)	(2.09)	7.83	(19.40)		55,658	1.11		0.56		0.98		11
For the Year Ended December 31, 2010
IB	8.13	0.11	1.68	1.79	—	—	—	1.79	9.92	22.06		74,999	1.12		0.57		1.35		16
For the Year Ended December 31, 2009(D)
IB	5.10	—	3.08	3.08	—	(0.05)	(0.05)	3.03	8.13	60.77		61,519	1.10		0.55		0.02		10
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	(0.01)	(4.89)	(4.90)	—	—	—	(4.90)	5.10	(49.04	)(E)	19,807	1.16	(F)	0.61	(F)	(0.62	)(F)	—
American Funds Growth HLS Fund
For the Year Ended December 31, 2011
IB	9.38	0.03	(0.46)	(0.43)	—	—	—	(0.43)	8.95	(4.57)		317,968	1.04		0.54		0.33		5
For the Year Ended December 31, 2010
IB	7.96	0.04	1.42	1.46	(0.04)	—	(0.04)	1.42	9.38	18.36		356,162	1.05		0.55		0.43		7
For the Year Ended December 31, 2009(D)
IB	5.81	0.03	2.22	2.25	(0.03)	(0.07)	(0.10)	2.15	7.96	39.02		296,659	1.03		0.53		0.47		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.07	(4.18)	(4.11)	(0.08)	—	(0.08)	(4.19)	5.81	(41.18	)(E)	122,888	1.03	(F)	0.53	(F)	3.39	(F)	—
American Funds Growth-Income HLS Fund
For the Year Ended December 31, 2011
IB	9.00	0.12	(0.31)	(0.19)	—	—	—	(0.19)	8.81	(2.12)		170,059	0.98		0.53		1.26		5
For the Year Ended December 31, 2010
IB	8.20	0.10	0.81	0.91	(0.11)	—	(0.11)	0.80	9.00	11.11		185,836	0.99		0.54		1.19		8
For the Year Ended December 31, 2009(D)
IB	6.39	0.11	1.86	1.97	(0.11)	(0.05)	(0.16)	1.81	8.20	30.85		168,690	0.98		0.53		1.56		1
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.13	(3.63)	(3.50)	(0.11)	—	(0.11)	(3.61)	6.39	(34.98	)(E)	74,039	0.99	(F)	0.54	(F)	5.87	(F)	—
American Funds International HLS Fund
For the Year Ended December 31, 2011
IB	8.96	0.13	(1.40)	(1.27)	(0.15)	—	(0.15)	(1.42)	7.54	(14.23)		208,399	1.14		0.54		1.52		9
For the Year Ended December 31, 2010
IB	8.50	0.13	0.44	0.57	(0.08)	(0.03)	(0.11)	0.46	8.96	6.92		235,702	1.16		0.56		1.78		7
For the Year Ended December 31, 2009(D)
IB	6.09	0.11	2.48	2.59	(0.11)	(0.07)	(0.18)	2.41	8.50	42.75		197,258	1.13		0.53		1.53		7
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.16	(4.07)	(3.91)	—	—	—	(3.91)	6.09	(39.10	)(E)	78,825	1.14	(F)	0.54	(F)	8.05	(F)	—

37

Hartford Series Fund, Inc.
Financial Highlights – (continued)

	─ Selected Per-Share Data(A) ─								─ Ratios and Supplemental Data ─
			Net
			Realized
			and Un-			Distrib-		Net					Ratio of		Ratio of
		Net	realized		Dividends	utions		Increase					Expenses to		Expenses to		Ratio of Net
	Net Asset	Invest-	Gain		from Net	from		(Decrease)	Net Asset				Average		Average		Investment
	Value at	ment	(Loss) on	Total from	Invest-	Realized	Total	in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	Invest-	Investment	ment	Capital	Distri-	Asset	End of	Total		at End of	Before		After		Average Net		Turnover
Class	of Period	(Loss)	ments	Operations	Income	Gains	butions	Value	Period	Return(B)		Period	Waivers(C)		Waivers(C)		Assets		Rate
American Funds New World HLS Fund
For the Year Ended December 31, 2011
IB	$10.24	$0.15	$(1.60)	$(1.45)	$(0.13)	$—	$(0.13)	$(1.58)	$8.66	(14.23)%		$52,569	1.41%		0.56%		1.33%		9%
For the Year Ended December 31, 2010
IB	8.80	0.11	1.42	1.53	(0.09)	—	(0.09)	1.44	10.24	17.54		72,257	1.42		0.57		1.30		12
For the Year Ended December 31, 2009(D)
IB	6.00	0.10	2.84	2.94	(0.08)	(0.06)	(0.14)	2.80	8.80	49.14		58,578	1.40		0.55		1.44		8
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.11	(4.11)	(4.00)	—	—	—	(4.00)	6.00	(39.97	)(E)	23,933	1.44	(F)	0.59	(F)	5.06	(F)	1

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Expense ratios do not include expenses of the underlying funds.
(D)	Per share amounts have been calculated using average shares method.
(E)	Not annualized.
(F)	Annualized.

38

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund (eleven of the thirty portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent of the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Hartford Series Fund, Inc. at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

39

Hartford Series Fund, Inc.
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the chief compliance officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

40

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

41

Hartford Series Fund, Inc.
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

Hartford Series Fund, Inc.
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2011	Beginning Account	Account Value	June 30,	Annualized	current	in the
	Account Value	December 31,	through	Value June 30,	December 31,	2011 through	expense	1/2	full
	June 30, 2011	2011	December 31, 2011	2011	2011	December 31, 2011	ratio	year	year
American Funds Asset Allocation HLS Fund
Class IB	$1,000.00	$959.70	$2.77	$1,000.00	$1,022.38	$2.85	0.56%	184	365
American Funds Blue Chip Income and Growth HLS Fund
Class IB	$1,000.00	$954.48	$2.91	$1,000.00	$1,022.23	$3.01	0.59%	184	365
American Funds Bond HLS Fund
Class IB	$1,000.00	$1,033.73	$2.77	$1,000.00	$1,022.48	$2.75	0.54%	184	365
American Funds Global Bond HLS Fund
Class IB	$1,000.00	$1,000.97	$2.93	$1,000.00	$1,022.28	$2.96	0.58%	184	365
American Funds Global Growth and Income HLS Fund
Class IB	$1,000.00	$920.61	$2.71	$1,000.00	$1,022.38	$2.85	0.56%	184	365
American Funds Global Growth HLS Fund
Class IB	$1,000.00	$865.41	$2.82	$1,000.00	$1,022.18	$3.06	0.60%	184	365
American Funds Global Small Capitalization HLS Fund
Class IB	$1,000.00	$802.87	$2.64	$1,000.00	$1,022.28	$2.96	0.58%	184	365
American Funds Growth HLS Fund
Class IB	$1,000.00	$901.70	$2.64	$1,000.00	$1,022.43	$2.80	0.55%	184	365
American Funds Growth-Income HLS Fund
Class IB	$1,000.00	$938.12	$2.64	$1,000.00	$1,022.48	$2.75	0.54%	184	365
American Funds International HLS Fund
Class IB	$1,000.00	$822.64	$2.53	$1,000.00	$1,022.43	$2.80	0.55%	184	365
American Funds New World HLS Fund
Class IB	$1,000.00	$849.98	$2.70	$1,000.00	$1,022.28	$2.96	0.58%	184	365

43

Hartford Series Fund, Inc.
Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Funds with HL Investment Advisors, LLC (“HL Advisors”) (the “Agreement”). Each Fund invests all of its assets directly in a corresponding portfolio of the American Funds Insurance Series (each a “Master Fund,” and collectively, the “Master Funds”) that is advised by Capital Research and Management Company (“CRMC”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from HL Advisors to questions posed to it on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Funds by HL Advisors and its affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds’ contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Funds’ management fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the Agreement.

In determining to continue the Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services Provided by HL Advisors

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by HL Advisors. The Board considered, among other things, the terms of the Agreement and the range of services provided by HL Advisors. In this regard, the Board considered that because of the master-feeder structure, the portfolio management services provided by HL Advisors to each Fund are limited to selecting one of the Master Funds, investing a Fund’s assets in that Master Fund, and monitoring the Master Fund’s performance as an investment for the Fund. The Board also considered that certain administrative services, such as oversight of service providers, production of Fund registration statements and shareholder reports, and provision of information to the Board, are also provided by HL Advisors under the Agreement. The Board considered HL Advisors’ reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to each Fund. In addition, the Board considered the quality of HL Advisors’ communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning HL Advisors’ regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors’ compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on HL Advisors’ compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors’ support of the Funds’ compliance control structure, particularly the resources devoted by HL Advisors in support of the Funds’

44

obligations pursuant to Rule 38a-1 under the 1940 Act. The Board considered that HL Advisors or its affiliates are responsible for providing the Funds’ officers. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates. Further, the Board considered the possibility that at some point in the future, HL Advisors may recommend the withdrawal of one or more of the Funds from the master-feeder structure and the management of the Funds’ assets directly or through a sub-adviser.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors.

Performance of the Funds

The Board considered the investment performance of the Funds. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by HL Advisors concerning Fund performance, as well as information from Lipper comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of each Fund was within expectations in light of each Fund’s objective of providing access to the corresponding Master Fund.

The Board noted that the performance of each Fund is based on the performance of the Fund’s corresponding Master Fund. The Board noted that CRMC uses a system of multiple portfolio counselors in managing the Master Funds’ assets. Under this approach, the portfolio of a Master Fund is divided into segments managed by individual portfolio counselors who decide how their respective segment will be invested within the limits provided by a Master Fund’s investment objective, policies and restrictions and subject to the oversight of CRMC’s investment committee.

In light of all the considerations noted above, the Board concluded that while there could be no guarantee of future results, the overall performance of the Funds and their corresponding Master Funds was satisfactory.

Costs of the Services and Profitability of HL Advisors

The Board reviewed information regarding HL Advisors’ costs to provide administrative services and certain advisory services to the Funds and the profitability to it and its affiliates from managing the Funds. The Board considered that HL Advisors offers a contractual management fee waiver on each of the Funds for as long as each Fund remains invested in a Master Fund. Under the waiver, HL Advisors retains a net contractual management fee of 0.25% of each Fund’s average daily net assets in order to compensate it for the administrative services and certain advisory services that HL Advisors provides each Fund under the Agreement. The Board noted that the future profitability of each Fund to HL Advisors would depend on the growth of assets under management. In evaluating HL Advisors’ profitability, the Board considered HL Advisors’ representation that the level of profitability was fair and appropriate based on the nature and quality of the services to be provided to the Funds’ shareholders. The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the Agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Expenses

The Board considered comparative information with respect to the management fees to be paid by each Fund to HL Advisors and the total expense ratios of each Fund. The Board noted that each Fund and its shareholders bears the fees and expenses of the Fund and the Master Fund in which it invests, with the result that each Fund’s expenses are generally higher than those of other mutual funds that invest directly in securities. The Board also considered that each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund’s expenses.

The Board reviewed written materials from Lipper providing comparative information about each Fund’s management fees and overall expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer

45

Hartford Series Fund, Inc.
Approval of Investment Management Agreement (Unaudited) – (continued)

funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of HL Advisors, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding HL Advisors’ realization of economies of scale with respect to the Funds and whether the fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board took note that the management fee schedule for each Master Fund includes breakpoints that are designed to reduce the management fee rates as the Master Fund’s average daily net assets increase. Therefore, shareholders of the Funds are expected to receive an indirect benefit from economies of scale at the Master Fund level since the amount of the advisory fee a Fund pays CRMC should decrease as the corresponding Master Fund’s average daily net assets increase. The Board also took note that even if the amount of the advisory fee paid by a Fund decreases as a result of economies of scale at the Master Fund level, the amount of the Fund’s advisory fee retained by HL Advisors will not increase. Therefore, HL Advisors will not benefit from any economies of scale realized at the Master Fund level. Instead, any economies of scale at the Master Fund level will be passed on to the shareholders of the relevant Fund. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s investors.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Funds’ shareholders.

Other Benefits

The Board considered other benefits to HL Advisors and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life Insurance Company (“HLIC”), an affiliate of HL Advisors, receives fees from the Funds for providing fund accounting services, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

46

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

AFHLSAR-11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Capital Appreciation HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Capital Appreciation HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Capital Appreciation HLS Fund inception 04/02/1984
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 12/31/01 – 12/31/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Capital Appreciation IA	-11.41%	-0.90%	5.80%
Capital Appreciation IB	-11.62%	-1.15%	5.54%
Russell 3000 Index	1.03%	-0.01%	3.51%
S&P 500 Index	2.09%	-0.25%	2.92%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Capital Appreciation HLS Fund
Manager Discussion (Unaudited)
December 31, 2011

Portfolio Managers
Saul J. Pannell, CFA	Kent M. Stahl, CFA	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President and	Senior Vice President
Director of Investments and Risk Management
Paul E. Marrkand, CFA	Nicolas M. Choumenkovitch	Donald J. Kilbride
Senior Vice President	Senior Vice President	Senior Vice President
Stephen Mortimer	David W. Palmer, CFA	Francis J. Boggan, CFA*
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Capital Appreciation HLS Fund returned -11.41% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the Russell 3000 Index, which returned 1.03% and the S&P 500 Index which returned 2.09% for the same period. The Fund also underperformed the -1.01% return of the average fund in the Lipper Large-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For the twelve-month period ended December 31, 2011, U.S. equities moved higher despite a high degree of volatility caused by the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets.

Equity markets as measured by the Russell 3000 Index returned (+1%) during the period, with seven of ten sectors within the index posting positive returns. Utilities (+19%), Consumer Staples (+14%), and Health Care (+10%) rose the most. Financials (-14%), Materials (-9%), and Industrials (-2%) posted negative returns for the year.

The Fund underperformed its benchmark due to weak stock selection, mainly in the Energy, Consumer Discretionary, and Information Technology sectors. Underweights (i.e. the Fund’s sector position was less than the benchmark position) to the strong performing Utilities and Consumer Staples sectors also detracted from relative returns. An overweight to Information Technology was slightly additive.

Top detractors from benchmark relative performance were Ford Motor (Consumer Discretionary), Chesapeake Energy (Energy), and Goldman Sachs (Financials). Shares of automobile and truck manufacturer Ford Motor came under pressure during the period due to results that fell short of expectations as replenishment of the US inventory channel, which boosted prior results, came to an end, and Europe remained weak. Chesapeake Energy underperformed on concerns that increased spending on leaseholds and capital expenditures would not result in higher production guidance. The company is a major leaseholder in the Utica Shale, for which positive results were released. This opportunity should add several billion dollars of incremental value to the company, increase the company's production growth rate, and offer the potential for strong increases in cash flow and earnings. Goldman Sachs underperformed due to unfavorable credit and equity markets which translated into third quarter losses. JPMorgan Chase was among the largest detractors from absolute (i.e. total return) performance returns.

UnitedHealth Group (Health Care), TJX Companies (Consumer Discretionary) and Hewlett Packard (Information Technology) were among the top contributors to relative returns. UnitedHealth Group reported strong earnings, beating analysts' estimates, driven in part by reduced use of services by its members. We believe the company's breadth of products and services, as well as its competencies in medical cost management and coordination of care are unmatched by its peers. Not owning benchmark staple Hewlett-Packard was additive as the company reduced guidance for 2012 due to a number of issues, including macroeconomic headwinds and the impact of floods in Thailand on disk drive production. Additionally, the stock experienced weakness this year following a number of concerning decisions by the recently departed CEO. Shares of TJX, an off-price apparel and home fashions retailer, rose as the company posted strong numbers throughout the period. IBM was also among the largest contributors to absolute performance.

What is the outlook?

We expect the modest U.S. economic expansion to continue; however, we believe European sovereign debt risk poses a threat to global growth. We believe that the U.S. Federal Reserve will maintain its accommodative stance and short-term rates will remain low until the economy strengthens. We generally do not devote much time or energy to forecasting the market's direction from a top-down perspective. Instead, we

3

Hartford Capital Appreciation HLS Fund
Manager Discussion (Unaudited) – (continued)
December 31, 2011

focus our efforts on identifying what we consider attractive stocks from a bottom-up perspective, using fundamental analysis.

At the end of the period the Fund was most overweight the Consumer Discretionary, Materials, and Industrials sectors and most underweight Consumer Staples, Utilities, and Telecommunication Services sectors relative to its benchmark. The Fund’s largest absolute sector weights were in the Information Technology, Consumer Discretionary, and Financials sectors.

* Effective July 15, 2011, Francis J. Boggan replaced Jeffrey L. Kripke as a member of the portfolio management and securities analysis team of the Hartford Capital Appreciation HLS Fund.

Diversification by Industry

as of December 31, 2011

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	4.8%
Banks (Financials)	3.7
Capital Goods (Industrials)	7.9
Commercial & Professional Services (Industrials)	0.2
Consumer Durables & Apparel (Consumer Discretionary)	1.8
Consumer Services (Consumer Discretionary)	1.3
Diversified Financials (Financials)	7.0
Energy (Energy)	10.8
Food & Staples Retailing (Consumer Staples)	0.8
Food, Beverage & Tobacco (Consumer Staples)	3.3
Health Care Equipment & Services (Health Care)	4.0
Household & Personal Products (Consumer Staples)	0.2
Insurance (Financials)	3.3
Materials (Materials)	6.1
Media (Consumer Discretionary)	2.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.9
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	5.1
Semiconductors & Semiconductor Equipment (Information Technology)	3.3
Software & Services (Information Technology)	10.6
Technology Hardware & Equipment (Information Technology)	5.8
Telecommunication Services (Services)	0.5
Transportation (Industrials)	4.9
Utilities (Utilities)	0.7
Total	96.7%
Fixed Income Securities
Finance and Insurance (Finance)	0.3%
Total	0.3%
Short-Term Investments	3.3
Other Assets and Liabilities	(0.3)
Total	100.0%

4

Hartford Capital Appreciation HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7%
	Automobiles & Components - 4.8%
142	Continental AG	$8,833
223	Daimler AG	9,763
855	Dana Holding Corp. ●	10,393
3,452	Dongfeng Motor Group Co., Ltd.	5,894
21,946	Ford Motor Co. w/ Rights ●	236,134
539	General Motors Co. ●	10,922
191	Gentex Corp.	5,655
4,681	Goodyear Tire & Rubber Co. ●	66,325
223	Johnson Controls, Inc.	6,961
1,567	Modine Manufacturing Co. ●	14,821
1,365	Stoneridge, Inc. ●	11,505
92	Tenneco Automotive, Inc. ●	2,740
1,609	TRW Automotive Holdings Corp. ●	52,466
		442,412
	Banks - 3.7%
2,246	Banco Santander Brasil S.A.	18,284
1,674	Barclays Bank plc ADR	4,585
889	BB&T Corp.	22,388
118	Credicorp Ltd.	12,970
535	Fifth Third Bancorp	6,808
20,895	Mitsubishi UFJ Financial Group, Inc.	88,460
241	PNC Financial Services Group, Inc.	13,910
969	Radian Group, Inc.	2,267
1,538	Standard Chartered plc	33,629
361	State Bank of India	10,997
4,608	Wells Fargo & Co.	127,008
		341,306
	Capital Goods - 7.9%
271	Assa Abloy Ab	6,785
224	BE Aerospace, Inc. ●	8,663
257	Belden, Inc.	8,560
123	Caterpillar, Inc.	11,125
3,966	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd.	4,241
87	Dover Corp.	5,047
111	Flowserve Corp.	11,034
529	General Dynamics Corp.	35,146
7,853	General Electric Co.	140,649
884	Honeywell International, Inc.	48,054
420	Ingersoll-Rand plc	12,789
12,705	Itochu Corp.	128,826
178	Joy Global, Inc.	13,314
316	JS Group Corp.	6,051
149	L-3 Communications Holdings, Inc.	9,934
347	Lockheed Martin Corp.	28,053
615	Meritor, Inc. ●	3,272
1,097	Navistar International Corp. ●	41,555
424	Northrop Grumman Corp.	24,771
144	PACCAR, Inc.	5,410
100	Parker-Hannifin Corp.	7,636
159	Pentair, Inc.	5,299
1,388	Rolls-Royce Holdings plc	16,066
2,106	Safran S.A.	62,974
466	Sandvik Ab	5,701
279	Schneider Electric S.A.	14,584
366	Skf Ab B Shares	7,721
457	Vallourec	29,521
150	Vinci S.A.	6,521
151	Wabco Holdings, Inc. ●	6,537
254	WESCO International, Inc. ●	13,443
56	Zodiac Aerospace	4,744
		734,026
	Commercial & Professional Services - 0.2%
222	Edenred	5,442
346	Manpower, Inc.	12,377
		17,819
	Consumer Durables & Apparel - 1.8%
814	Brunswick Corp.	14,708
220	Burberry Group plc	4,038
102	CIE Financiere Richemont S.A.	5,121
211	Coach, Inc.	12,853
88	Deckers Outdoor Corp. ●	6,643
527	De'Longhi S.p.A.	4,640
2,604	Furniture Brands International, Inc. ●	3,203
81	Gildan Activewear, Inc.	1,525
475	Hanesbrands, Inc. ●	10,394
255	Hasbro, Inc.	8,141
213	Jarden Corp.	6,358
1,237	Liz Claiborne, Inc. ●	10,678
33	Lululemon Athletica, Inc. ●	1,532
25	LVMH Moet Hennessy Louis Vuitton S.A.	3,586
753	Mattel, Inc.	20,898
75	Pandora A/S	701
4,315	Pulte Group, Inc. ●	27,231
2,833	Samsonite International S.A. ●	4,433
478	Sega Sammy Holdings, Inc.	10,320
367	Sony Corp. ADR	6,624
126	Tempur-Pedic International, Inc. ●	6,601
		170,228
	Consumer Services - 1.3%
15	Buffalo Wild Wings, Inc. ●	986
486	Compass Group plc	4,610
102	Cracker Barrel Old Country Store, Inc.	5,137
267	DeVry, Inc.	10,253
7,108	Genting Berhad	24,641
366	ITT Educational Services, Inc. ●	20,812
106	Las Vegas Sands Corp. ●	4,525
239	Marriott International, Inc. Class A	6,975
37	New Oriental Education & Technology Group, Inc. ADR ●	888
363	Starbucks Corp.	16,710
74	Weight Watchers International, Inc.	4,090
851	Wynn Macau Ltd.	2,125
299	Yum! Brands, Inc.	17,644
		119,396
	Diversified Financials - 7.0%
481	Ameriprise Financial, Inc.	23,870
5,205	Bank of America Corp.	28,941
183	BlackRock, Inc.	32,557
1,932	CITIC Securities Co., Ltd. ●	3,178
3,777	Citigroup, Inc.	99,381
330	Credit Suisse Group AG	7,731
1,368	GAM Holding Ltd.	14,810
1,031	Goldman Sachs Group, Inc.	93,218
7,883	ING Groep N.V. ●	56,377
328	Invesco Ltd.	6,593
7,370	JP Morgan Chase & Co.	245,065
342	Justice Holdings Ltd. ●	4,565

The accompanying notes are an integral part of these financial statements.

5

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	Diversified Financials - 7.0% - (continued)
233	Nasdaq OMX Group, Inc. ●	$5,701
171	NYSE Euronext	4,473
119	Oaktree Capital ■●	5,364
75	Solar Cayman Ltd. ⌂■●†	7
348	UBS AG	4,132
381	Waddell and Reed Financial, Inc. Class A w/ Rights	9,430
		645,393
	Energy - 10.8%
734	Alpha Natural Resources, Inc. ●	14,993
581	Anadarko Petroleum Corp.	44,344
203	Apache Corp.	18,371
238	Atwood Oceanics, Inc. ●	9,478
130	Baker Hughes, Inc.	6,318
1,342	BG Group plc	28,666
1,866	BP plc	13,292
72	BP plc ADR	3,092
196	Bumi plc ●	2,673
350	Cameron International Corp. ●	17,200
384	Canadian Natural Resources Ltd. ADR	14,356
5,099	Chesapeake Energy Corp.	113,648
1,618	Cobalt International Energy ●	25,108
344	Consol Energy, Inc.	12,640
105	Diamond Offshore Drilling, Inc.	5,806
1,633	ENSCO International plc	76,609
228	EOG Resources, Inc.	22,452
455	Exxon Mobil Corp.	38,549
214	Genel Energy plc ●	2,571
103	Hornbeck Offshore Services, Inc. ●	3,190
1,478	Imperial Oil Ltd.	65,750
2	Inpex Corp.	9,904
4,219	JX Holdings, Inc.	25,460
1,915	Karoon Gas Australia Ltd. ●	8,819
182	Kior, Inc. ●	1,856
606	Lone Pine Resources, Inc. ●	4,249
331	Newfield Exploration Co. ●	12,472
281	Noble Corp.	8,495
612	Occidental Petroleum Corp.	57,348
137	Overseas Shipholding Group, Inc.	1,502
1,389	Pacific Rubiales Energy Corp.	25,544
106	Peabody Energy Corp.	3,500
7,396	PetroChina Co., Ltd.	9,185
3,948	Petroleo Brasileiro S.A. ADR	98,098
3,404	Petroleum Geo-Services ●	37,097
367	Pioneer Natural Resources Co.	32,845
177	Royal Dutch Shell plc ADR	12,918
557	Southwestern Energy Co. ●	17,781
392	Statoil ASA	10,045
350	Statoilhydro ASA ADR	8,958
1,236	Suncor Energy, Inc.	35,625
813	Talisman Energy, Inc.	10,355
288	TGS Nopec Geophysical Co. ASA	6,352
535	Tsakos Energy Navigation Ltd.	2,559
208	Ultra Petroleum Corp. ●	6,166
177	Valero Energy Corp.	3,736
295	Whiting Petroleum Corp. ●	13,790
		1,003,765
	Food & Staples Retailing - 0.8%
643	CVS Caremark Corp.	26,206
7,015	Olam International Ltd.	11,499
780	Sysco Corp.	22,872
1,205	Tesco plc	7,542
293	Walgreen Co.	9,683
		77,802
	Food, Beverage & Tobacco - 3.3%
559	Anheuser-Busch InBev N.V.	34,135
519	Archer Daniels Midland Co.	14,850
8,199	China Agri-Industries Holdings	6,220
88	Coca-Cola Co.	6,150
623	Cott Corp. ●	3,901
306	Diamond Foods, Inc.	9,886
599	Green Mountain Coffee Roasters, Inc. ●	26,885
183	Groupe Danone	11,486
834	Grupo Modelo S.A.B.	5,259
1,646	Kraft Foods, Inc.	61,512
63	Lorillard, Inc.	7,185
835	Maple Leaf Foods, Inc. w/ Rights	8,876
460	Molson Coors Brewing Co.	20,045
531	PepsiCo, Inc.	35,231
135	Philip Morris International, Inc.	10,591
1,280	Smithfield Foods, Inc. ●	31,086
439	Tyson Foods, Inc. Class A	9,060
		302,358
	Health Care Equipment & Services - 4.0%
148	Aetna, Inc.	6,240
130	Amerisource Bergen Corp.	4,842
247	Cardinal Health, Inc.	10,041
6,844	CareView Communications, Inc. ●	10,814
93	Cie Generale d'Optique Essilor International S.A.	6,552
700	Covidien plc	31,507
156	Edwards Lifesciences Corp. ●	11,040
172	Gen-Probe, Inc. ●	10,157
1,058	HCA Holdings, Inc. ●	23,299
732	Hologic, Inc. ●	12,814
90	Humana, Inc.	7,911
40	Intuitive Surgical, Inc. ●	18,469
1,332	Medtronic, Inc.	50,932
268	St. Jude Medical, Inc.	9,175
182	SXC Health Solutions Corp. ●	10,275
2,357	UnitedHealth Group, Inc.	119,449
657	Universal Health Services, Inc. Class B	25,515
		369,032
	Household & Personal Products - 0.2%
100	Beiersdorf AG	5,677
526	Hengan International Group Co., Ltd.	4,904
215	Reckitt Benckiser Group plc	10,599
		21,180
	Insurance - 3.3%
156	ACE Ltd.	10,952
1,840	Aflac, Inc.	79,604
2,187	Ageas	3,379
5,741	AIA Group Ltd.	17,872
2,132	American International Group, Inc. ●	49,460
500	AON Corp.	23,407
866	Assured Guaranty Ltd.	11,384
123	Everest Re Group Ltd.	10,312
580	Genworth Financial, Inc. ●	3,797

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	Insurance - 3.3% - (continued)
213	Platinum Underwriters Holdings Ltd.	$7,278
294	Principal Financial Group, Inc.	7,243
690	Prudential plc	6,825
637	QBE Insurance Group Ltd.	8,430
263	Reinsurance Group of America, Inc.	13,750
121	StanCorp Financial Group, Inc.	4,431
335	Swiss Re Ltd.	17,051
825	Unum Group	17,374
41	Zurich Financial Services AG	9,241
		301,790
	Materials - 6.1%
76	Agrium U.S., Inc.	5,120
137	Akzo Nobel N.V.	6,595
114	Allegheny Technologies, Inc.	5,468
1,072	AngloGold Ltd. ADR	45,498
251	Antofagasta	4,755
980	Aquarius Platinum Ltd.	2,382
430	ArcelorMittal ADR	7,824
764	Barrick Gold Corp.	34,566
109	BASF SE	7,568
364	Cabot Corp.	11,689
175	Celanese Corp.	7,756
48	Cliff's Natural Resources, Inc.	3,008
799	CRH plc	15,864
130	Detour Gold Corp. ●	3,211
5,178	Dow Chemical Co.	148,930
840	Fortescue Metals Group Ltd.	3,676
354	Freeport-McMoRan Copper & Gold, Inc.	13,040
8	Givaudan	7,427
7,000	Glencore International plc	42,741
11,203	Huabao International Holdings Ltd.	5,708
345	JSR Corp.	6,368
1,105	Louisiana-Pacific Corp. ●	8,914
652	Lundin Mining Corp. ●	2,476
756	Methanex Corp. ADR	17,262
335	Molycorp, Inc. ●	8,043
1,098	Mosaic Co.	55,361
690	Norbord, Inc. ●	5,487
402	Owens-Illinois, Inc. ●	7,793
1,638	Petronas Chemicals Group Bhd.	3,199
132	Praxair, Inc.	14,160
12,231	PTT Chemical Public Co., Ltd. ●	23,648
206	Rio Tinto plc ADR	10,059
1,970	Sino Forest Corp. Class A ⌂●†	677
104	Teck Cominco Ltd. Class B	3,643
2,711	TSRC Corp.	6,643
189	Umicore	7,757
34	Walter Energy, Inc.	2,074
129	Yamato Kogyo Co.	3,699
		570,089
	Media - 2.4%
111	CBS Corp. Class B	3,015
1,334	Comcast Corp. Class A	31,637
397	Comcast Corp. Special Class A	9,365
725	DirecTV Class A ●	31,000
30	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	—
819	Omnicom Group, Inc.	36,490
154	Publicis Groupe	7,078
23,437	Sirius XM Radio, Inc. w/ Rights ●	42,655
951	Viacom, Inc. Class B	43,173
598	Walt Disney Co.	22,438
		226,851
	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
1,710	Agilent Technologies, Inc. ●	59,716
151	Alkermes plc ●	2,626
751	Almirall S.A.	5,142
415	Amgen, Inc.	26,677
132	Amylin Pharmaceuticals, Inc. ●	1,496
329	AstraZeneca plc	15,219
74	AstraZeneca plc ADR	3,420
179	Auxilium Pharmaceuticals, Inc. ●	3,559
1,645	Avanir Pharmaceuticals ●	3,373
329	Biogen Idec, Inc. ●	36,165
385	Bristol-Myers Squibb Co.	13,567
290	Bruker Corp. ●	3,600
95	Celgene Corp. ●	6,449
88	Cubist Pharmaceuticals, Inc. ●	3,483
3,038	Daiichi Sankyo Co., Ltd.	60,162
677	Elan Corp. plc ADR ●	9,303
353	Eli Lilly & Co.	14,683
2,120	Gilead Sciences, Inc. ●	86,753
158	Map Pharmaceuticals, Inc. ●	2,075
1,146	Merck & Co., Inc.	43,216
427	Mylan, Inc. ●	9,163
4,625	Novavax, Inc. ●	5,828
146	Regeneron Pharmaceuticals, Inc. ●	8,071
368	Roche Holding AG	62,162
75	Salix Pharmaceuticals Ltd. ●	3,608
243	Seattle Genetics, Inc. ●	4,067
1,754	Shionogi & Co., Ltd.	22,499
3,817	Teva Pharmaceutical Industries Ltd. ADR	154,060
2,170	TherapeuticsMD, Inc. ●	3,473
651	UCB S.A.	27,312
269	Waters Corp. ●	19,949
690	WuXi PharmaTech Cayman, Inc. ●	7,621
		728,497
	Real Estate - 0.3%
219	American Tower Corp. Class A	13,166
45	Unibail-Rodamco SE	7,980
267	Weyerhaeuser Co.	4,980
		26,126
	Retailing - 5.1%
149	Advance Automotive Parts, Inc.	10,403
8,452	Allstar Co. ⌂†	8,753
234	Amazon.com, Inc. ●	40,519
255	Ann, Inc. ●	6,307
29,055	Buck Holdings L.P. ⌂●†	65,024
312	Buckle (The), Inc.	12,753
289	CarMax, Inc. ●	8,794
187	Chico's FAS, Inc.	2,083
82	Children's Place Retail Stores, Inc. ●	4,340
58	Cia. Hering	1,015
362	Express, Inc. ●	7,224
47	Fast Retailing Co., Ltd.	8,459
187	GameStop Corp. Class A ●	4,512
260	GNC Holdings, Inc. ●	7,527
274	Guess?, Inc.	8,177
536	Kohl's Corp.	26,448
3,593	Lowe's Co., Inc.	91,192

The accompanying notes are an integral part of these financial statements.

7

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	Retailing - 5.1% - (continued)
134	Nordstrom, Inc.	$6,651
29	Priceline.com, Inc. ●	13,387
198	Rent-A-Center, Inc.	7,344
265	Ross Stores, Inc.	12,599
185	Shutterfly, Inc. ●	4,203
213	Start Today Co., Ltd.	4,996
649	Target Corp.	33,235
1,184	TJX Cos., Inc.	76,413
100	Urban Outfitters, Inc. ●	2,766
		475,124
	Semiconductors & Semiconductor Equipment - 3.3%
1,373	Altera Corp.	50,938
435	Analog Devices, Inc.	15,549
2,177	Avago Technologies Ltd.	62,823
259	Cavium, Inc. ●	7,365
330	Cypress Semiconductor Corp.	5,573
198	Freescale Semiconductor Holdings Ltd. ●	2,502
1,174	Infineon Technologies AG	8,814
450	Intersil Corp.	4,697
430	Maxim Integrated Products, Inc.	11,192
431	ON Semiconductor Corp. ●	3,330
641	RF Micro Devices, Inc. ●	3,463
48	Samsung Electronics Co., Ltd.	44,442
675	Skyworks Solutions, Inc. ●	10,948
76	Spreadtrum Communications, Inc.	1,597
3,795	Taiwan Semiconductor Manufacturing Co., Ltd.	9,482
1,760	Texas Instruments, Inc.	51,240
528	Xilinx, Inc.	16,919
		310,874
	Software & Services - 10.6%
4,154	Activision Blizzard, Inc.	51,182
456	Automatic Data Processing, Inc.	24,604
26	Baidu, Inc. ADR ●	3,074
228	BMC Software, Inc. ●	7,467
661	Booz Allen Hamilton Holding Corp. ●	11,410
910	Cadence Design Systems, Inc. ●	9,462
119	Check Point Software Technologies Ltd. ADR ●	6,230
133	Cognizant Technology Solutions Corp. ●	8,574
155	Concur Technologies, Inc. ●	7,893
78	DeNa Co., Ltd.	2,342
4,047	eBay, Inc. ●	122,731
198	Fiserv, Inc. ●	11,601
235	Global Payments, Inc.	11,139
279	Google, Inc. ●	180,277
219	IAC/Interactive Corp.	9,321
359	IBM Corp.	66,092
520	iGate Corp.	8,180
254	JDA Software Group, Inc. ●	8,229
63	Kakaku.com, Inc.	2,298
1,962	Kit Digital, Inc. ●	16,582
110	LinkedIn Corp. ●	6,907
18	Mastercard, Inc.	6,562
75	Micros Systems ●	3,475
4,406	Microsoft Corp.	114,373
113	MicroStrategy, Inc. ●	12,224
26	Netease.com, Inc. ●	1,186
5,218	Oracle Corp.	133,836
235	Paychex, Inc.	7,071
143	Red Hat, Inc. ●	5,901
511	Rovi Corp. ●	12,573
78	S.p.A. ADR	4,119
90	Salesforce.com, Inc. ●	9,132
142	Sohu.com, Inc. ●	7,122
113	Teradata Corp. ●	5,472
344	Tibco Software, Inc. ●	8,227
838	TiVo, Inc. ●	7,521
3,719	Western Union Co.	67,905
		982,294
	Technology Hardware & Equipment - 5.8%
349	Acme Packet, Inc. ●	10,776
441	Apple, Inc. ●	178,608
292	Arrow Electronics, Inc. ●	10,931
157	Aruba Networks, Inc. ●	2,913
5,956	Cisco Systems, Inc.	107,679
303	Corning, Inc.	3,937
355	Dell, Inc. ●	5,199
2,180	EMC Corp. ●	46,947
462	Emulex Corp. ●	3,172
69	F5 Networks, Inc. ●	7,358
1,892	Flextronics International Ltd. ●	10,710
568	Fujitsu Ltd.	2,947
348	Harris Corp.	12,559
177	Hewlett-Packard Co.	4,567
3,310	Hon Hai Precision Industry Co., Ltd.	9,051
47	Hon Hai Precision Industry Co., Ltd. GDR §	260
676	Jabil Circuit, Inc.	13,295
1,467	JDS Uniphase Corp. ●	15,318
1,260	Juniper Networks, Inc. ●	25,712
7,550	Legend Holdings Ltd.	5,022
1,226	NetApp, Inc. ●	44,464
527	QLogic Corp. ●	7,911
138	Riverbed Technology, Inc. ●	3,235
56	SanDisk Corp. ●	2,748
77	Universal Display Corp. ●	2,830
		538,149
	Telecommunication Services - 0.5%
381	Softbank Corp.	11,197
553	Tele2 Ab B Shares	10,721
702	Telenor ASA	11,491
391	Vodafone Group plc ADR	10,967
		44,376
	Transportation - 4.9%
23,989	AirAsia Berhad	28,502
8,336	Delta Air Lines, Inc. ●	67,438
1,083	FedEx Corp.	90,475
5,606	Hertz Global Holdings, Inc. ●	65,698
2,368	JetBlue Airways Corp. ●	12,312
661	JSL S.A.	3,311
663	Knight Transportation, Inc.	10,365
45	Kuehne & Nagel International AG	4,984
423	Localiza Rent a Car S.A.	5,800
1,338	Toll Holdings Ltd.	5,759
6,145	United Continental Holdings, Inc. ●	115,961
585	United Parcel Service, Inc. Class B	42,782
		453,387

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	Utilities - 0.7%
720	Companhia Energetica de Minas Gerais ADR		$12,809
195	Entergy Corp.		14,253
243	N.V. Energy, Inc.		3,968
313	NextEra Energy, Inc.		19,080
169	PG&E Corp.		6,954
217	UGI Corp.		6,369
			63,433
	Total common stocks
	(cost $9,343,361)		$8,965,707

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
510	Novavax, Inc. ⌂●		$—

	Total warrants
	(cost $–)		$—

CORPORATE BONDS - 0.3%
	Finance and Insurance - 0.3%
	MBIA Insurance Co.
$53,500	14.00%, 01/15/2033 ■Δ		$29,960

	Total corporate bonds
	(cost $53,139)		$29,960

	Total long-term investments
	(cost $9,396,500)		$8,995,667

SHORT-TERM INVESTMENTS - 3.3%
Repurchase Agreements - 3.3%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	01/03/2012 in the amount of $115,212,
	collateralized by GNMA 4.50%, 2041,
	value of $117,515)
$115,211	0.04%, 12/30/2011		$115,211
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $9,571, collateralized by U.S.
	Treasury Bond 5.38%, 2031, value of
	$9,763)
9,571	0.01%, 12/30/2011		9,571
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $127,796,
	collateralized by GNMA 3.50% - 7.00%,
	2035 - 2046, value of $130,351)
127,796	0.06%, 12/30/2011		127,796
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $969, collateralized by U.S.
	Treasury Note 2.75%, 2016, value of
	$992)
969	0.01%, 12/30/2011		969
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $49,452,
	collateralized by FNMA 3.00% - 6.50%,
	2021 - 2041, value of $50,441)
$49,452	0.04%, 12/30/2011		$49,452
			302,999
	Total short-term investments
	(cost $302,999)		$302,999

	Total investments
	(cost $9,699,499) ▲	100.3%	$9,298,666
	Other assets and liabilities	(0.3)%	(27,434)
	Total net assets	100.0%	$9,271,232

The accompanying notes are an integral part of these financial statements.

9

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 24.0% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $9,971,310 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$508,233
Unrealized Depreciation	(1,180,877)
Net Unrealized Depreciation	$(672,644)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $74,461, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2011.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $35,331, which represents 0.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $260, which rounds to zero percent of total net assets.

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value and percentage of net assets of these securities rounds to zero.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	8,452	Allstar Co.	$8,604
06/2007	29,055	Buck Holdings L.P.	17,135
10/2005	30	Harvey Weinstein Co. Holdings Class A-1 - Reg D	27,951
07/2008	510	Novavax, Inc. Warrants	—
01/2010 - 07/2011	1,970	Sino Forest Corp. Class A	33,397
03/2007	75	Solar Cayman Ltd. - 144A	22

At December 31, 2011, the aggregate value of these securities was $74,461, which represents 0.8% of total net assets.

The accompanying notes are an integral part of these financial statements.

10

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Goldman Sachs	Buy	$88	$86	01/04/2012	$2
Australian Dollar	JP Morgan Securities	Buy	95	95	01/03/2012	—
Canadian Dollar	Banc of America Securities	Buy	28	28	01/05/2012	—
Euro	JP Morgan Securities	Sell	1,179	1,178	01/03/2012	(1)
Hong Kong Dollar	CS First Boston	Sell	1,314	1,313	01/03/2012	(1)
Japanese Yen	Deutsche Bank Securities	Sell	64,400	60,374	03/02/2012	(4,026)
Japanese Yen	Goldman Sachs	Sell	40,746	40,907	03/02/2012	161
Japanese Yen	Morgan Stanley	Sell	64,401	60,408	03/02/2012	(3,993)
Japanese Yen	UBS AG	Sell	64,304	60,302	03/02/2012	(4,002)
						$(11,860)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

Hartford Capital Appreciation HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$442,412	$417,922	$24,490	$—
Banks	341,306	203,635	137,671	—
Capital Goods	734,026	440,291	293,735	—
Commercial & Professional Services	17,819	12,377	5,442	—
Consumer Durables & Apparel	170,228	137,389	32,839	—
Consumer Services	119,396	88,020	31,376	—
Diversified Financials	645,393	556,972	83,050	5,371
Energy	1,003,765	854,945	148,820	—
Food & Staples Retailing	77,802	58,761	19,041	—
Food, Beverage & Tobacco	302,358	250,517	51,841	—
Health Care Equipment & Services	369,032	362,480	6,552	—
Household & Personal Products	21,180	—	21,180	—
Insurance	301,790	238,992	62,798	—
Materials	570,089	445,030	124,382	677
Media	226,851	219,773	7,078	—
Pharmaceuticals, Biotechnology & Life Sciences	728,497	536,001	192,496	—
Real Estate	26,126	18,146	7,980	—
Retailing	475,124	387,892	13,455	73,777
Semiconductors & Semiconductor Equipment	310,874	248,136	62,738	—
Software & Services	982,294	977,654	4,640	—
Technology Hardware & Equipment	538,149	521,129	17,020	—
Telecommunication Services	44,376	10,967	33,409	—
Transportation	453,387	414,142	39,245	—
Utilities	63,433	63,433	—	—
Total	8,965,707	7,464,604	1,421,278	79,825
Corporate Bonds	29,960	—	29,960	—
Warrants	—	—	—	—
Short-Term Investments	302,999	—	302,999	—
Total	$9,298,666	$7,464,604	$1,754,237	$79,825
Foreign Currency Contracts*	163	—	163	—
Total	$163	$—	$163	$—
Liabilities:
Foreign Currency Contracts*	12,023	—	12,023	—
Total	$12,023	$—	$12,023	$—

♦ For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

* Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2011
Assets:
Common Stocks	$81,336	$26,054	$(40,997	)†	$—	$13,360	$(63,983)	$64,055	$—	$79,825
Total	$81,336	$26,054	$(40,997)		$—	$13,360	$(63,983)	$64,055	$—	$79,825

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).

2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $(39,860).

The accompanying notes are an integral part of these financial statements.

12

Hartford Capital Appreciation HLS Fund
Statement of Assets and Liabilities
December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $9,699,499)	$9,298,666
Foreign currency on deposit with custodian (cost $156)	169
Unrealized appreciation on foreign currency contracts	163
Receivables:
Investment securities sold	16,619
Fund shares sold	1,043
Dividends and interest	13,868
Other assets	—
Total assets	9,330,528
Liabilities:
Unrealized depreciation on foreign currency contracts	12,023
Bank overdraft	92
Payables:
Investment securities purchased	39,921
Fund shares redeemed	5,568
Investment management fees	1,293
Distribution fees	61
Accrued expenses	338
Total liabilities	59,296
Net assets	$9,271,232
Summary of Net Assets:
Capital stock and paid-in-capital	$10,809,289
Undistributed net investment income	5,962
Accumulated net realized loss	(1,131,476)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(412,543)
Net assets	$9,271,232
Shares authorized	5,000,000
Par value	$0.001
Class IA: Net asset value per share	$37.20
Shares outstanding	219,620
Net assets	$8,169,178
Class IB: Net asset value per share	$36.90
Shares outstanding	29,864
Net assets	$1,102,054

The accompanying notes are an integral part of these financial statements.

13

Hartford Capital Appreciation HLS Fund
Statement of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$158,987
Interest	7,448
Less: Foreign tax withheld	(7,183)
Total investment income, net	159,252

Expenses:
Investment management fees	62,204
Transfer agent fees	6
Distribution fees - Class IB	3,351
Custodian fees	259
Accounting services fees	1,669
Board of Directors' fees	217
Audit fees	87
Other expenses	1,221
Total expenses (before fees paid indirectly)	69,014
Commission recapture	(280)
Custodian fee offset	—
Total fees paid indirectly	(280)
Total expenses, net	68,734
Net investment income	90,518

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	754,483
Net realized loss on foreign currency contracts	(8,734)
Net realized gain on other foreign currency transactions	5,228
Net Realized Gain on Investments and Foreign Currency Transactions	750,977

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,928,207)
Net unrealized depreciation of foreign currency contracts	(11,576)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	14
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(1,939,769)
Net Loss on Investments and Foreign Currency Transactions	(1,188,792)
Net Decrease in Net Assets Resulting from Operations	$(1,098,274)

The accompanying notes are an integral part of these financial statements.

14

Hartford Capital Appreciation HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$90,518	$71,356
Net realized gain on investments and foreign currency transactions	750,977	971,618
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(1,939,769)	448,187
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,098,274)	1,491,161
Distributions to Shareholders:
From net investment income
Class IA	(71,587)	(55,594)
Class IB	(6,414)	(5,968)
Total from net investment income	(78,001)	(61,562)
From tax-return of capital
Class IA	—	(6,340)
Class IB	—	(1,098)
Total from tax-return of capital	—	(7,438)
Total distributions	(78,001)	(69,000)
Capital Share Transactions:
Class IA
Sold	1,967,235	552,196
Issued on reinvestment of distributions	71,587	61,934
Redeemed	(1,742,622)	(1,348,500)
Total capital share transactions	296,200	(734,370)
Class IB
Sold	100,885	111,815
Issued on reinvestment of distributions	6,414	7,066
Redeemed	(368,116)	(400,674)
Total capital share transactions	(260,817)	(281,793)
Net increase (decrease) from capital share transactions	35,383	(1,016,163)
Net Increase (Decrease) In Net Assets	(1,140,892)	405,998
Net Assets:
Beginning of period	10,412,124	10,006,126
End of period	$9,271,232	$10,412,124
Undistributed (distribution in excess of) net investment income	$5,962	$(4,122)
Shares:
Class IA
Sold	50,481	14,803
Issued on reinvestment of distributions	1,944	1,534
Redeemed	(42,673)	(36,097)
Total share activity	9,752	(19,760)
Class IB
Sold	2,434	2,990
Issued on reinvestment of distributions	176	181
Redeemed	(8,988)	(10,870)
Total share activity	(6,378)	(7,699)

The accompanying notes are an integral part of these financial statements.

15

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.	Organization:

Hartford Capital Appreciation HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

16

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

17

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of

18

the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records

19

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. As of December 31, 2011, there were no outstanding options contracts.

20

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$163	$—	$—	$—	$—	$163
Total	$—	$163	$—	$—	$—	$—	$163

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$12,023	$—	$—	$—	$—	$12,023
Total	$—	$12,023	$—	$—	$—	$—	$12,023

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on investments in purchased options	$—	$—	$—	$90	$—	$—	$90
Net realized loss on foreign currency contracts	—	(8,734)	—	—	—	—	(8,734)
Total	$—	$(8,734)	$—	$90	$—	$—	$(8,644)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(11,576)	$—	$—	$—	$—	$(11,576)
Total	$—	$(11,576)	$—	$—	$—	$—	$(11,576)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and

21

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$78,001	$61,562
Tax Return of Capital	—	7,438

22

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$6,056
Accumulated Capital and Other Losses*	(871,619)
Unrealized Depreciation†	(672,494)
Total Accumulated Deficit	$(1,538,057)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(2,433)
Accumulated Net Realized Gain (Loss)	(3,314)
Capital Stock and Paid-in-Capital	5,747

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$871,619
Total	$871,619

As of December 31, 2011, the Fund utilized $791,337 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

23

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Effective March 1, 2012, HL Advisors will be paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

24

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended
December 31, 2011
Class IA	0.67%
Class IB	0.92

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $12. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

25

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	45.66	45.30

8.    Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$10,866,216
Sales Proceeds Excluding U.S. Government Obligations	11,015,954

9.    Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.   Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.   Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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27

Hartford Capital Appreciation HLS Fund
Financial Highlights
– Selected Per-Share Data (A) –

	Net Asset			Net Realized								Net Increase
	Value at			and Unrealized	Total from	Dividends from		Distributions				(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment		from Realized	Distributions		Total	Net Asset	Value at End of
Class(A)	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income		Capital Gains	from Capital		Distributions	Value	Period

For the Year Ended December 31, 2011
IA	$42.36	$0.37	$—	$(5.20)	$(4.83)	$(0.33)		$—	$—		$(0.33)	$(5.16)	$37.20
IB	42.00	0.32	—	(5.20)	(4.88)	(0.22)		—	—		(0.22)	(5.10)	36.90

For the Year Ended December 31, 2010
IA	36.63	0.30	—	5.72	6.02	(0.26)		—	(0.03)		(0.29)	5.73	42.36
IB	36.32	0.21	—	5.66	5.87	(0.16)		—	(0.03)		(0.19)	5.68	42.00

For the Year Ended December 31, 2009
IA	25.34	0.31	—	11.27	11.58	(0.29)		—	—		(0.29)	11.29	36.63
IB	25.14	0.25	—	11.14	11.39	(0.21)		—	—		(0.21)	11.18	36.32

For the Year Ended December 31, 2008
IA	52.46	0.46	—	(22.58)	(22.12)	(0.50	)(F)	(4.28)	(0.22	)(F)	(5.00)	(27.12)	25.34
IB	52.01	0.39	—	(22.37)	(21.98)	(0.39	)(F)	(4.28)	(0.22	)(F)	(4.89)	(26.87)	25.14

For the Year Ended December 31, 2007
IA	53.49	0.35	—	8.36	8.71	(0.07)		(9.67)	—		(9.74)	(1.03)	52.46
IB	53.21	0.22	—	8.28	8.50	(0.03)		(9.67)	—		(9.70)	(1.20)	52.01

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	In 2009, the Fund amended its 2008 federal tax return in order to change an election relating to the recognition and classification of certain net realized losses and ordinary income items. As a result, a portion of the distributions that were made by the Fund during 2008 were reclassified as return of capital. This reclassification had no impact on the total net assets or net asset value of the Fund.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	(Loss) to Average Net Assets	Rate(D)

(11.41)%		$8,169,178	0.67%	0.67%	0.95%	113%
(11.62)		1,102,054	0.92	0.92	0.71	—

16.50		8,889,906	0.67	0.67	0.77	95
16.21		1,522,218	0.92	0.92	0.52	—

45.67	(E)	8,410,214	0.68	0.68	1.03	128
45.30	(E)	1,595,912	0.93	0.93	0.79	—

(45.59)		6,017,984	0.67	0.67	1.12	131
(45.73)		1,295,065	0.92	0.92	0.87	—

16.83		12,123,834	0.67	0.67	0.68	101
16.53		2,933,905	0.92	0.92	0.42	—

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Capital Appreciation HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Capital Appreciation HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

February 13, 2012

30

Hartford Capital Appreciation HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

Hartford Capital Appreciation HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

32

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford Capital Appreciation HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2011	Beginning	Account Value	June 30, 2011	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2011	2011	December 31, 2011	June 30, 2011	2011	December 31, 2011	ratio	year	year
Class IA	$1,000.00	$866.47	$3.15	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Class IB	$1,000.00	$865.41	$4.33	$1,000.00	$1,020.57	$4.69	0.92%	184	365

34

Hartford Capital Appreciation HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Capital Appreciation HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

35

Hartford Capital Appreciation HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

36

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

37

Hartford Capital Appreciation HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

38

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-AD11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Disciplined Equity HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Disciplined Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Disciplined Equity HLS Fund inception 05/29/1998

(sub-advised by Wellington Management Company, LLP)                                                Investment objective – Seeks growth of capital.

Performance Overview 12/31/01 - 12/31/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Disciplined Equity IA	1.15%	-0.30%	2.19%
Disciplined Equity IB	0.90%	-0.55%	1.94%
S&P 500 Index	2.09%	-0.25%	2.92%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Disciplined Equity HLS Fund
Manager Discussion (Unaudited)
December 31, 2011

Portfolio Manager
Mammen Chally, CFA
Vice President

How did the Fund perform?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 1.15% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the S&P 500 Index, which returned 2.09% for the same period. The Fund outperformed the -1.01% return of the average fund in the Lipper Large-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The one-year period ending December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

Overall equity market performance was mixed for the period across all market capitalizations: large cap equities (+2%) outperformed mid cap (-2%) and small cap stocks (-4%), as represented by the S&P 500, S&P MidCap 400, and Russell 2000 Indices, respectively. During the twelve-month period seven of ten sectors within the S&P 500 Index posted positive returns, led by Utilities (+20%), Consumer Staples (+14%), and Health Care (+13), while Financials (-17%) and Materials (-10%) lagged on a relative basis.

The Fund underperformed the benchmark due to weak stock selection, particularly within the Utilities, Financials, and Materials sectors. This more than offset positive returns within Industrials, Consumer Staples, and Health Care. Sector positioning, a fallout of our bottom-up stock selection process (i.e. stock by stock fundamental research) was modestly additive to relative results. In particular, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and an underweight to Financials benefitted the Fund.

The largest detractors from performance relative to the benchmark were Bank of America (Financials), Goldman Sachs (Financials), and Ultra Petroleum (Energy). U.S.-based multinational financial services company Bank of America’s shares declined amid negative headlines regarding litigation uncertainty related to its ownership of Countrywide Financial and fears that the company may need to raise additional equity. Shares of Goldman Sachs, a global leader in investment banking and brokerage services, declined over the course of the year, tracing lower earnings per share (EPS) results, as a number of factors including SEC litigation, regulation, lower trading revenues, a ratings downgrade and intense competitive pressures weighed on the already attractively valued stock. Shares of Ultra Petroleum, an independent energy company engaged in the exploration and production of oil and natural gas, underperformed after the company raised capital expenditures spending guidance with no offsetting increase in 2011 production guidance. Other detractors from absolute (i.e. total return) performance included Freeport-McMoRan Copper & Gold (Materials).

The largest contributors to relative performance were Philip Morris International (Consumer Staples), Citigroup (Financials), and TJX Companies (Consumer Discretionary). Tobacco company Philip Morris International’s stock outperformed after the company reported better-than-expected quarterly earnings with strong results across all divisions. Not owning Citigroup for a majority of the period was beneficial as the stock price declined due to poor earnings results. Near the end of the period, we initiated a position in the stock based on its attractive valuations and the strength of the balance sheet. Shares of off-price apparel and home fashions retailer TJX Companies outperformed many expectations due to the current trade-down economy and availability of name-brand apparel at half the price of regular retailers. Our position in Apple (Information Technology) also contributed to absolute performance during the period.

3

Hartford Disciplined Equity HLS Fund
Manager Discussion (Unaudited) – (continued)
December 31, 2011

What is the outlook?

Economic data in the United States improved in the fourth quarter. The U.S. unemployment rate fell to 8.6% in November, its lowest level since March 2009. Retail sales, housing, and consumer confidence data also have trended positive in recent months. While we believe economic growth is likely to remain tepid in 2012, this is discounted in valuations, in our view. The biggest risk to U.S. markets remains a cataclysmic liquidity event in Europe that severely impacts global economic growth and confidence. We view this as a low probability event. However, U.S. markets were focused on Europe during the fourth quarter – we expect this will remain a point of emphasis into 2012.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight the Health Care, Consumer Staples, and Information Technology sectors and most underweight Telecommunication Services, Materials, and Financials relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry

as of December 31, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.9%
Banks (Financials)	4.4
Capital Goods (Industrials)	10.2
Commercial & Professional Services (Industrials)	0.8
Consumer Durables & Apparel (Consumer Discretionary)	1.8
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	5.7
Energy (Energy)	11.2
Food & Staples Retailing (Consumer Staples)	2.4
Food, Beverage & Tobacco (Consumer Staples)	8.5
Health Care Equipment & Services (Health Care)	3.8
Household & Personal Products (Consumer Staples)	2.1
Insurance (Financials)	2.0
Materials (Materials)	1.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.7
Retailing (Consumer Discretionary)	5.5
Semiconductors & Semiconductor Equipment (Information Technology)	1.0
Software & Services (Information Technology)	12.4
Technology Hardware & Equipment (Information Technology)	6.9
Telecommunication Services (Services)	0.6
Utilities (Utilities)	3.7
Other Assets and Liabilities	2.0
Total	100.0%

4

Hartford Disciplined Equity HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Automobiles & Components - 0.9%
807	Ford Motor Co. w/ Rights ●	$8,686

	Banks - 4.4%
340	BB&T Corp. Θ	8,547
256	PNC Financial Services Group, Inc.	14,742
733	Wells Fargo & Co.	20,210
		43,499
	Capital Goods - 10.2%
178	AMETEK, Inc.	7,493
77	Boeing Co.	5,652
63	Caterpillar, Inc.	5,684
110	Cooper Industries plc Class A	5,931
138	Dover Corp.	8,006
627	General Electric Co.	11,226
146	Illinois Tool Works, Inc.	6,810
194	Northrop Grumman Corp.	11,370
63	Parker-Hannifin Corp.	4,824
99	TransDigm Group, Inc. ●	9,461
201	United Technologies Corp.	14,680
48	W.W. Grainger, Inc.	8,985
		100,122
	Commercial & Professional Services - 0.8%
138	Towers Watson & Co.	8,294

	Consumer Durables & Apparel - 1.8%
98	Deckers Outdoor Corp. ●	7,414
142	PVH Corp.	10,004
		17,418
	Consumer Services - 1.6%
152	McDonald's Corp.	15,204

	Diversified Financials - 5.7%
152	Ameriprise Financial, Inc.	7,546
1,423	Bank of America Corp.	7,911
33	BlackRock, Inc. Θ	5,846
331	Citigroup, Inc.	8,712
98	Goldman Sachs Group, Inc.	8,860
352	JP Morgan Chase & Co.	11,690
434	SLM Corp.	5,814
		56,379
	Energy - 11.2%
150	Anadarko Petroleum Corp.	11,435
289	Chesapeake Energy Corp.	6,437
109	Chevron Corp.	11,552
210	ConocoPhillips Holding Co.	15,319
293	Exxon Mobil Corp.	24,871
211	Marathon Oil Corp.	6,168
138	National Oilwell Varco, Inc.	9,409
195	Occidental Petroleum Corp.	18,256
225	Ultra Petroleum Corp. ●	6,670
		110,117
	Food & Staples Retailing - 2.4%
327	CVS Caremark Corp.	13,314
324	Walgreen Co.	10,699
		24,013
	Food, Beverage & Tobacco - 8.5%
374	Altria Group, Inc.	11,086
285	Constellation Brands, Inc. Class A ●	5,885
141	Dr. Pepper Snapple Group	5,580
65	Hansen Natural Corp. ●	5,960
96	Lorillard, Inc.	10,913
203	PepsiCo, Inc.	13,466
383	Philip Morris International, Inc.	30,073
		82,963
	Health Care Equipment & Services - 3.8%
177	Covidien plc	7,948
117	McKesson Corp.	9,139
132	St. Jude Medical, Inc.	4,512
304	UnitedHealth Group, Inc.	15,408
		37,007
	Household & Personal Products - 2.1%
146	Energizer Holdings, Inc. ●	11,289
130	Kimberly-Clark Corp.	9,566
		20,855
	Insurance - 2.0%
194	Allied World Assurance Holdings Ltd.	12,232
231	MetLife, Inc.	7,190
		19,422
	Materials - 1.8%
343	Dow Chemical Co.	9,868
123	Newmont Mining Corp.	7,362
		17,230
	Pharmaceuticals, Biotechnology & Life Sciences - 10.7%
156	Agilent Technologies, Inc. ●	5,451
158	Amgen, Inc.	10,133
51	Biogen Idec, Inc. ●	5,580
160	Celgene Corp. ●	10,840
306	Eli Lilly & Co.	12,733
257	Forest Laboratories, Inc. ●	7,791
233	Gilead Sciences, Inc. ●	9,543
450	Merck & Co., Inc.	16,967
101	Regeneron Pharmaceuticals, Inc. ●	5,594
153	Salix Pharmaceuticals Ltd. ●	7,339
115	Thermo Fisher Scientific, Inc. ●	5,154
137	Watson Pharmaceuticals, Inc. ●	8,288
		105,413
	Retailing - 5.5%
128	Abercrombie & Fitch Co. Class A Θ	6,265
63	Amazon.com, Inc. ●	10,952
391	Lowe's Co., Inc.	9,935
235	Ross Stores, Inc.	11,167
243	TJX Cos., Inc.	15,699
		54,018
	Semiconductors & Semiconductor Equipment - 1.0%
237	Avago Technologies Ltd.	6,830
186	Skyworks Solutions, Inc. ●	3,023
		9,853
	Software & Services - 12.4%
232	Accenture plc	12,367
644	Activision Blizzard, Inc.	7,933
354	eBay, Inc. ●Θ	10,731
94	Factset Research Systems, Inc.	8,218
23	Google, Inc. ●	14,920
111	IBM Corp.	20,483
18	Mastercard, Inc.	6,681
574	Oracle Corp.	14,734
119	Teradata Corp. ●	5,789

The accompanying notes are an integral part of these financial statements.

5

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Software & Services - 12.4% - (continued)
270	VeriSign, Inc. Θ		$9,657
533	Western Union Co.		9,726
			121,239
	Technology Hardware & Equipment - 6.9%
78	Apple, Inc. ●		31,693
906	Cisco Systems, Inc.		16,376
495	EMC Corp. ●		10,664
160	Qualcomm, Inc.		8,747
			67,480
	Telecommunication Services - 0.6%
209	AT&T, Inc.		6,328

	Utilities - 3.7%
238	American Electric Power Co., Inc.		9,820
120	NextEra Energy, Inc.		7,275
112	PG&E Corp.		4,604
533	Xcel Energy, Inc.		14,730
			36,429
	Total common stocks
	(cost $827,801)		$961,969

	Total long-term investments
	(cost $827,801)		$961,969

	Total investments
	(cost $827,801) ▲	98.0%	$961,969
	Other assets and liabilities	2.0%	19,759
	Total net assets	100.0%	$981,728

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $828,423 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$173,166
Unrealized Depreciation	(39,620)
Net Unrealized Appreciation	$133,546

●	Non-income producing.

Θ	At December 31, 2011, this security, or a portion of this security, is designated to cover written call options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Abercrombie & Fitch Co.	Equity	$52.50	12/23/2012	205	$11	$11	$—
BB&T Corp.	Equity	$26.00	01/23/2012	401	16	10	(6)
Blackrock, Inc.	Equity	$180.00	01/23/2012	61	26	32	6
eBay, Inc.	Equity	$32.00	01/23/2012	322	13	15	2
VeriSign, Inc.	Equity	$36.00	01/23/2012	279	23	12	(11)
					$89	$80	$(9)

* The number of contracts does not omit 000's.

Written Put Option Contracts Outstanding at December 31, 2011

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
J.P. Morgan Chase & Co.	Equity	$26.00	01/23/2012	298	$2	$8	$6
National Oilwell Varco, Inc.	Equity	$55.00	01/23/2012	148	1	15	14
Oracle Corp.	Equity	$26.00	01/23/2012	328	29	13	(16)
					$32	$36	$4

* The number of contracts does not omit 000's.

Cash of $1,318 was pledged as collateral for open written put option contracts at December 31, 2011.

Futures Contracts Outstanding at December 31, 2011

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini	155	Long	03/16/2012	$9,708	$9,746	$(38)

* The number of contracts does not omit 000's.

Cash of $620 was pledged as initial margin deposit and collateral for open futures contracts at December 31, 2011.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Disciplined Equity HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$961,969	$961,969	$—	$—
Total	$961,969	$961,969	$—	$—
Written Options *	28	28	—	—
Total	$28	$28	$—	$—
Liabilities:
Futures *	38	38	—	—
Written Options *	33	33	—	—
Total	$71	$71	$—	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

Hartford Disciplined Equity HLS Fund
Statement of Assets and Liabilities
December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $827,801)	$961,969
Cash	1,938	*,†
Receivables:
Investment securities sold	18,071
Fund shares sold	148
Dividends and interest	1,578
Other assets	—
Total assets	983,704
Liabilities:
Bank overdraft	995
Payables:
Fund shares redeemed	594
Variation margin	37
Investment management fees	155
Distribution fees	7
Accrued expenses	67
Written options (proceeds $116)	121
Total liabilities	1,976
Net assets	$981,728
Summary of Net Assets:
Capital stock and paid-in-capital	$1,084,884
Undistributed net investment income	683
Accumulated net realized loss	(237,964)
Unrealized appreciation of investments	134,125
Net assets	$981,728
Shares authorized	3,500,000
Par value	$0.001
Class IA: Net asset value per share	$11.78
Shares outstanding	72,328
Net assets	$852,312
Class IB: Net asset value per share	$11.73
Shares outstanding	11,036
Net assets	$129,416

* Cash of $1,318 was designated to cover open put options written at December 31, 2011.

† Cash of $620 was pledged as initial margin deposit and collateral for open futures contracts at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

9

Hartford Disciplined Equity HLS Fund
Statement of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$19,447
Interest	8
Less: Foreign tax withheld	(11)
Total investment income, net	19,444

Expenses:
Investment management fees	7,627
Distribution fees - Class IB	362
Custodian fees	5
Accounting services fees	130
Board of Directors' fees	26
Audit fees	16
Other expenses	195
Total expenses (before fees paid indirectly)	8,361
Commission recapture	(13)
Custodian fee offset	—
Total fees paid indirectly	(13)
Total expenses, net	8,348
Net investment income	11,096

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	73,379
Net realized gain on futures	1,890
Net realized gain on written options	1,277
Net Realized Gain on Investments and Other Financial Instruments	76,546

Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(69,544)
Net unrealized depreciation of futures	(1)
Net unrealized depreciation of written options	(43)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(69,588)
Net Gain on Investments and Other Financial Instruments	6,958
Net Increase in Net Assets Resulting from Operations	$18,054

The accompanying notes are an integral part of these financial statements.

10

Hartford Disciplined Equity HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$11,096	$14,763
Net realized gain on investments and other financial instruments	76,546	19,613
Net unrealized appreciation (depreciation) of investments and other financial instruments	(69,588)	116,681
Net Increase In Net Assets Resulting From Operations	18,054	151,057
Distributions to Shareholders:
From net investment income
Class IA	(10,406)	(12,627)
Class IB	(1,233)	(1,603)
Total distributions	(11,639)	(14,230)
Capital Share Transactions:
Class IA
Sold	40,647	62,386
Issued on reinvestment of distributions	10,406	12,627
Redeemed	(226,529)	(179,815)
Total capital share transactions	(175,476)	(104,802)
Class IB
Sold	12,903	13,283
Issued on reinvestment of distributions	1,233	1,603
Redeemed	(45,566)	(46,630)
Total capital share transactions	(31,430)	(31,744)
Net decrease from capital share transactions	(206,906)	(136,546)
Net Increase (Decrease) In Net Assets	(200,491)	281
Net Assets:
Beginning of period	1,182,219	1,181,938
End of period	$981,728	$1,182,219
Undistributed (distribution in excess of) net investment income	$683	$2,103
Shares:
Class IA
Sold	3,390	6,035
Issued on reinvestment of distributions	891	1,107
Redeemed	(18,634)	(16,783)
Total share activity	(14,353)	(9,641)
Class IB
Sold	1,078	1,267
Issued on reinvestment of distributions	106	142
Redeemed	(3,775)	(4,389)
Total share activity	(2,591)	(2,980)

The accompanying notes are an integral part of these financial statements.

11

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.	Organization:

Hartford Disciplined Equity HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the

12

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

13

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To

14

minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of December 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2011.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility

15

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of December 31, 2011. Transactions involving written options contracts for the Fund during the year ended December 31, 2011, are summarized below:

	Options Contract Activity During the
	Year Ended December 31, 2011
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	568	$122
Written	15,207	1,091
Expired	(13,401)	(888)
Closed	(529)	(161)
Exercised	(577)	(84)
End of year	1,268	$80

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	559	$52
Written	18,589	1,057
Expired	(12,981)	(650)
Closed	(3,817)	(298)
Exercised	(1,576)	(125)
End of year	774	$36

* The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Liabilities:
Variation margin payable *	$—	$—	$—	$37	$—	$—	$37
Written options, market value	—	—	—	121	—	—	121
Total	$—	$—	$—	$158	$—	$—	$158

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(38) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$1,890	$—	$—	$1,890
Net realized gain on written options	—	—	—	1,277	—	—	1,277
Total	$—	$—	$—	$3,167	$—	$—	$3,167

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(1)	$—	$—	$(1)
Net change in unrealized depreciation of written options	—	—	—	(43)	—	—	(43)
Total	$—	$—	$—	$(44)	$—	$—	$(44)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$11,639	$14,230

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$682
Accumulated Capital and Other Losses*	(237,381)
Unrealized Appreciation†	133,543
Total Accumulated Deficit	$(103,156)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(877)
Accumulated Net Realized Gain (Loss)	877

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$50,480
2017	186,901
Total	$237,381

As of December 31, 2011, the Fund utilized $77,777 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

19

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended
December 31, 2011
Class IA	0.74%
Class IB	0.99

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

20

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	25.64	25.32

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$471,950
Sales Proceeds Excluding U.S. Government Obligations	652,086

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Disciplined Equity HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Year Ended December 31, 2011
IA	$11.79	$0.14	$—	$(0.01)	$0.13	$(0.14)	$—	$—	$(0.14)	$(0.01)	$11.78
IB	11.73	0.11	—	—	0.11	(0.11)	—	—	(0.11)	—	11.73

For the Year Ended December 31, 2010
IA	10.47	0.15	—	1.32	1.47	(0.15)	—	—	(0.15)	1.32	11.79
IB	10.42	0.13	—	1.30	1.43	(0.12)	—	—	(0.12)	1.31	11.73

For the Year Ended December 31, 2009
IA	8.46	0.15	—	2.01	2.16	(0.15)	—	—	(0.15)	2.01	10.47
IB	8.41	0.13	—	2.00	2.13	(0.12)	—	—	(0.12)	2.01	10.42

For the Year Ended December 31, 2008
IA	15.05	0.14	—	(5.37)	(5.23)	(0.14)	(1.22)	—	(1.36)	(6.59)	8.46
IB	14.97	0.12	—	(5.35)	(5.23)	(0.11)	(1.22)	—	(1.33)	(6.56)	8.41

For the Year Ended December 31, 2007
IA	14.08	0.16	—	1.01	1.17	(0.15)	(0.05)	—	(0.20)	0.97	15.05
IB	14.01	0.13	—	1.00	1.13	(0.12)	(0.05)	—	(0.17)	0.96	14.97

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	(Loss) to Average Net Assets	Rate(D)

1.15%		$852,312	0.74%	0.74%	1.06%	44%
0.90		129,416	0.99	0.99	0.81	—

14.04		1,022,321	0.75	0.75	1.35	44
13.76		159,898	1.00	1.00	1.10	—

25.65	(E)	1,008,875	0.75	0.75	1.56	59
25.33	(E)	173,063	1.00	1.00	1.31	—

(37.27)		868,799	0.71	0.71	1.14	73
(37.43)		165,848	0.96	0.96	0.89	—

8.34		1,566,652	0.70	0.70	1.04	75
8.07		339,877	0.95	0.95	0.79	—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Disciplined Equity HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Disciplined Equity HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

24

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Disciplined Equity HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$938.62	$3.62	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class IB	$1,000.00	$937.44	$4.83	$1,000.00	$1,020.21	$5.04	0.99%	184	365

28

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Disciplined Equity HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

30

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford Disciplined Equity HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-DE11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Dividend and Growth HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Dividend and Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Dividend and Growth HLS Fund inception 03/09/1994
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 12/31/01 – 12/31/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Dividend and Growth IA	1.32%	0.90%	5.01%
Dividend and Growth IB	1.06%	0.65%	4.76%
Russell 1000 Value Index	0.39%	-2.64%	3.89%
S&P 500 Index	2.09%	-0.25%	2.92%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Dividend and Growth HLS Fund
Manager Discussion (Unaudited)
December 31, 2011

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 1.32% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the S&P 500 Index, which returned 2.09% and outperforming the Russell 1000 Value Index which returned 0.39% for the same period. The Fund outperformed the 1.23% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The one-year period ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into a recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

Mid cap stocks (-2%) and small cap stocks (-4%) underperformed large cap stocks (+2%) during the period as measured by the S&P MidCap 400, Russell 2000, and S&P 500 Indices, respectively. During the twelve-month period seven out of ten sectors within the S&P 500 Index rose, led by Utilities (+20%), Consumer Staples (+14%), and Health Care (+13%). Financials (-17%) and Materials (-10%) lagged the most on a relative basis.

The Fund’s underperformance relative to the S&P 500 (i.e. performance of the Fund as measured against the benchmark) was due to weak stock selection within Consumer Discretionary, Materials, and Industrials. Overall sector allocation, a residual of bottom-up stock selection (i.e. stock by stock fundamental research), was modestly positive driven primarily by overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and Utilities.

The Fund’s top three detractors from benchmark-relative returns were Apple (Information Technology), Ultra Petroleum (Energy), and MetLife (Financials). Apple, the manufacturer, designer, and marketer of personal computers and related items, had a stable uptrend this year. Not owning Apple detracted from our relative results. Ultra Petroleum is a leading independent energy company actively engaged in the exploration and production of oil and natural gas. The stock underperformed after the company raised capital expenditures spending guidance with no offsetting increase in 2011 production guidance. Shares of life insurance and financial services company MetLife declined due to fears that the Operation Twist launched by the Federal Reserve will depress long term interest rates indefinitely. Financial services companies Bank of America and JPMorgan Chase detracted from absolute (i.e. total return) performance returns.

The Fund’s top contributors to benchmark-relative performance during the period were Citigroup (Financials), Eli Lilly (Health Care), and Pfizer (Health Care). Global financial services company Citigroup saw weak growth continue in securities, banking, and domestic consumer banking. Not owning Citigroup contributed to performance. US-based global pharmaceutical company Eli Lilly has a track record of returning cash to shareholders, and the company has 10 new products that are currently in phase III trials. Shares of another U.S.-based pharmaceutical company Pfizer rose following the acceptance of the filings for Eliquis, a new drug for prevention of stroke in patients with atrial fibrillation. IBM and Exxon Mobil contributed to absolute performance.

What is the outlook?

The stock market rallied sharply during the fourth quarter as conditions in the European debt market stabilized somewhat. Meanwhile, the U.S. economy held up better than feared, supporting stock valuations.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights relative to the benchmark were to the Financials, Health Care, and Utilities sectors,

3

Hartford Dividend and Growth HLS Fund
Manager Discussion (Unaudited) – (continued)
December 31, 2011

while we remained underweight the Information Technology, Consumer Staples, and Consumer Discretionary sectors.

Diversification by Industry

as of December 31, 2011

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	6.0
Capital Goods (Industrials)	7.2
Commercial & Professional Services (Industrials)	1.0
Diversified Financials (Financials)	5.9
Energy (Energy)	13.4
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	5.0
Health Care Equipment & Services (Health Care)	3.1
Household & Personal Products (Consumer Staples)	1.7
Insurance (Financials)	5.1
Materials (Materials)	2.7
Media (Consumer Discretionary)	4.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	12.0
Retailing (Consumer Discretionary)	3.2
Semiconductors & Semiconductor Equipment (Information Technology)	3.0
Software & Services (Information Technology)	7.9
Technology Hardware & Equipment (Information Technology)	2.8
Telecommunication Services (Services)	3.8
Transportation (Industrials)	2.4
Utilities (Utilities)	5.1
Short-Term Investments	1.5
Other Assets and Liabilities	0.2
Total	100.0%

4

Hartford Dividend and Growth HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Automobiles & Components - 1.6%
2,931	Ford Motor Co. w/ Rights ●	$31,532
1,350	Johnson Controls, Inc.	42,201
		73,733
	Banks - 6.0%
1,179	PNC Financial Services Group, Inc.	67,993
1,514	US Bancorp	40,945
5,859	Wells Fargo & Co.	161,477
		270,415
	Capital Goods - 7.2%
865	Cooper Industries plc Class A	46,823
619	Deere & Co.	47,856
558	General Dynamics Corp.	37,077
3,499	General Electric Co.	62,676
915	Honeywell International, Inc.	49,709
253	Northrop Grumman Corp.	14,772
679	Raytheon Co.	32,855
368	Siemens AG ADR	35,137
		326,905
	Commercial & Professional Services - 1.0%
1,368	Waste Management, Inc.	44,760

	Diversified Financials - 5.9%
726	Ameriprise Financial, Inc.	36,044
3,275	Bank of America Corp.	18,211
228	BlackRock, Inc.	40,603
72	CME Group, Inc.	17,642
349	Goldman Sachs Group, Inc.	31,542
2,966	JP Morgan Chase & Co.	98,613
117	State Street Corp.	4,728
1,444	UBS AG ADR ●	17,082
		264,465
	Energy - 13.4%
915	Anadarko Petroleum Corp.	69,865
840	Baker Hughes, Inc.	40,857
303	Cenovus Energy, Inc.	10,048
624	Chesapeake Energy Corp.	13,907
1,293	Chevron Corp.	137,618
1,990	EnCana Corp. ADR	36,880
2,074	Exxon Mobil Corp.	175,761
538	Occidental Petroleum Corp.	50,373
797	Total S.A. ADR	40,755
960	Ultra Petroleum Corp. ●	28,457
		604,521
	Food & Staples Retailing - 1.0%
1,094	CVS Caremark Corp.	44,609

	Food, Beverage & Tobacco - 5.0%
452	Anheuser-Busch InBev N.V.	27,543
1,276	PepsiCo, Inc.	84,629
923	Philip Morris International, Inc.	72,404
1,191	Unilever N.V. Class NY ADR	40,918
		225,494
	Health Care Equipment & Services - 3.1%
1,186	Cardinal Health, Inc.	48,143
1,863	Medtronic, Inc.	71,245
458	UnitedHealth Group, Inc.	23,196
		142,584
	Household & Personal Products - 1.7%
1,150	Procter & Gamble Co.	76,730

	Insurance - 5.1%
899	ACE Ltd.	63,038
541	Chubb Corp.	37,434
303	Marsh & McLennan Cos., Inc.	9,584
1,582	MetLife, Inc.	49,318
1,103	Principal Financial Group, Inc.	27,134
852	Prudential Financial, Inc.	42,722
		229,230
	Materials - 2.7%
324	Agrium U.S., Inc.	21,737
864	Barrick Gold Corp.	39,105
2,063	Dow Chemical Co.	59,341
		120,183
	Media - 4.4%
3,669	Comcast Corp. Class A	87,003
466	Omnicom Group, Inc.	20,779
1,112	Time Warner, Inc.	40,190
1,352	Walt Disney Co.	50,704
		198,676
	Pharmaceuticals, Biotechnology & Life Sciences - 12.0%
303	Amgen, Inc.	19,468
864	AstraZeneca plc ADR	39,981
949	Bristol-Myers Squibb Co.	33,436
2,303	Eli Lilly & Co.	95,717
1,384	Johnson & Johnson	90,789
2,941	Merck & Co., Inc.	110,861
5,635	Pfizer, Inc.	121,932
701	Teva Pharmaceutical Industries Ltd. ADR	28,308
		540,492
	Retailing - 3.2%
491	J.C. Penney Co., Inc.	17,255
2,352	Lowe's Co., Inc.	59,681
1,361	Staples, Inc.	18,910
935	Target Corp.	47,886
		143,732
	Semiconductors & Semiconductor Equipment - 3.0%
479	Analog Devices, Inc.	17,154
2,107	Intel Corp.	51,087
1,352	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,455
1,735	Texas Instruments, Inc.	50,512
		136,208
	Software & Services - 7.9%
701	Accenture plc	37,294
869	Automatic Data Processing, Inc.	46,924
1,424	eBay, Inc. ●	43,193
605	IBM Corp.	111,266
4,145	Microsoft Corp.	107,609
354	Oracle Corp.	9,071
		355,357
	Technology Hardware & Equipment - 2.8%
886	Avnet, Inc. ●	27,530
2,893	Cisco Systems, Inc.	52,307
832	Qualcomm, Inc.	45,489
		125,326

The accompanying notes are an integral part of these financial statements.

5

Hartford Dividend and Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Telecommunication Services - 3.8%
5,654	AT&T, Inc.	$170,976

	Transportation - 2.4%
546	FedEx Corp.	45,588
872	United Parcel Service, Inc. Class B	63,851
		109,439
	Utilities - 5.1%
1,026	Dominion Resources, Inc.	54,465
993	Exelon Corp.	43,085
884	NextEra Energy, Inc.	53,824
1,103	PG&E Corp.	45,453
1,265	Xcel Energy, Inc.	34,954
		231,781
	Total common stocks
	(cost $3,895,296)	$4,435,616

	Total long-term investments
	(cost $3,895,296)	$4,435,616

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	01/03/2012 in the amount of $25,627,
	collateralized by GNMA 4.50%, 2041,
	value of $26,139)
$25,627	0.04%, 12/30/2011		$25,627
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $2,129, collateralized by U.S.
	Treasury Bond 5.38%, 2031, value of
	$2,172)
2,129	0.01%, 12/30/2011		2,129
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $28,426,
	collateralized by GNMA 3.50% - 7.00%,
	2035 - 2046, value of $28,994)
28,426	0.06%, 12/30/2011		28,426
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $216, collateralized by U.S.
	Treasury Note 2.75%, 2016, value of $221)
215	0.01%, 12/30/2011		215
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $11,000,
	collateralized by FNMA 3.00% - 6.50%,
	2021 - 2041, value of $11,220)
11,000	0.04%, 12/30/2011		11,000
			67,397
	Total short-term investments
	(cost $67,397)		$67,397

	Total investments
	(cost $3,962,693) ▲	99.8%	$4,503,013
	Other assets and liabilities	0.2%	7,063
	Total net assets	100.0%	$4,510,076

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 7.8% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $3,974,340 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$713,694
Unrealized Depreciation	(185,021)
Net Unrealized Appreciation	$528,673

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Dividend and Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$4,435,616	$4,435,616	$–	$–
Short-Term Investments	67,397	–	67,397	–
Total	$4,503,013	$4,435,616	$67,397	$–

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

Hartford Dividend and Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,962,693)	$4,503,013
Receivables:
Investment securities sold	6,227
Fund shares sold	3,709
Dividends and interest	9,169
Total assets	4,522,118
Liabilities:
Bank overdraft	1
Payables:
Investment securities purchased	9,013
Fund shares redeemed	2,165
Investment management fees	638
Distribution fees	37
Accrued expenses	188
Total liabilities	12,042
Net assets	$4,510,076
Summary of Net Assets:
Capital stock and paid-in-capital	$4,117,907
Undistributed net investment income	4,050
Accumulated net realized loss	(152,201)
Unrealized appreciation of investments	540,320
Net assets	$4,510,076
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$19.34
Shares outstanding	199,193
Net assets	$3,851,657
Class IB: Net asset value per share	$19.30
Shares outstanding	34,122
Net assets	$658,419

The accompanying notes are an integral part of these financial statements.

9

Hartford Dividend and Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$129,893
Interest	66
Less: Foreign tax withheld	(1,581)
Total investment income, net	128,378

Expenses:
Investment management fees	31,190
Transfer agent fees	4
Distribution fees - Class IB	1,766
Custodian fees	6
Accounting services fees	677
Board of Directors' fees	115
Audit fees	39
Other expenses	540
Total expenses (before fees paid indirectly)	34,337
Commission recapture	(56)
Total fees paid indirectly	(56)
Total expenses, net	34,281
Net investment income	94,097

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	294,693
Net realized loss on foreign currency contracts	(2)
Net realized gain on other foreign currency transactions	11
Net Realized Gain on Investments and Foreign Currency Transactions	294,702

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(319,890)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(319,890)
Net Loss on Investments and Foreign Currency Transactions	(25,188)
Net Increase in Net Assets Resulting from Operations	$68,909

The accompanying notes are an integral part of these financial statements.

10

Hartford Dividend and Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$94,097	$90,685
Net realized gain on investments and foreign currency transactions	294,702	249,163
Net unrealized appreciation (depreciation) of investments	(319,890)	273,658
Net Increase In Net Assets Resulting From Operations	68,909	613,506
Distributions to Shareholders:
From net investment income
Class IA	(81,230)	(80,337)
Class IB	(12,208)	(12,013)
Total distributions	(93,438)	(92,350)
Capital Share Transactions:
Class IA
Sold	192,919	305,845
Issued on reinvestment of distributions	81,230	80,337
Redeemed	(811,468)	(667,069)
Total capital share transactions	(537,319)	(280,887)
Class IB
Sold	91,132	64,250
Issued on reinvestment of distributions	12,208	12,013
Redeemed	(197,204)	(213,527)
Total capital share transactions	(93,864)	(137,264)
Net decrease from capital share transactions	(631,183)	(418,151)
Net Increase (Decrease) In Net Assets	(655,712)	103,005
Net Assets:
Beginning of period	5,165,788	5,062,783
End of period	$4,510,076	$5,165,788
Undistributed (distribution in excess of) net investment income	$4,050	$3,438
Shares:
Class IA
Sold	9,736	17,167
Issued on reinvestment of distributions	4,240	4,216
Redeemed	(40,935)	(37,226)
Total share activity	(26,959)	(15,843)
Class IB
Sold	4,600	3,574
Issued on reinvestment of distributions	639	632
Redeemed	(9,974)	(11,938)
Total share activity	(4,735)	(7,732)

The accompanying notes are an integral part of these financial statements.

11

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.	Organization:

Hartford Dividend and Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

	a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

	b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities

12

that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

	a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

	a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2011.

15

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(2)	$—	$—	$—	$—	$(2)
Total	$—	$(2)	$—	$—	$—	$—	$(2)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

16

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$93,438	$92,350

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$4,050
Accumulated Capital and Other Losses*	(140,554)
Unrealized Appreciation†	528,673
Total Accumulated Earnings	$392,169

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(47)
Accumulated Net Realized Gain (Loss)	47

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

17

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$140,554
Total	$140,554

As of December 31, 2011, the Fund utilized $294,671 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

18

Effective March 1, 2012, HL Advisors will be paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Effective January 1, 2012, the accounting services fees based on the Fund’s average daily net assets were decreased. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.67%
Class IB	0.92

19

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $6. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	24.67	24.36

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,153,399
Sales Proceeds Excluding U.S. Government Obligations	1,781,239

20

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Dividend and Growth HLS Fund

Financial Highlights

– Selected Per-Share Data (A) –

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended December 31, 2011
IA	$19.50	$0.42	$—	$(0.16)	$0.26	$(0.42)	$—	$—	$(0.42)	$(0.16)	$19.34
IB	19.46	0.36	—	(0.16)	0.20	(0.36)	—	—	(0.36)	(0.16)	19.30

For the Year Ended December 31, 2010
IA	17.55	0.35	—	1.96	2.31	(0.36)	—	—	(0.36)	1.95	19.50
IB	17.51	0.32	—	1.94	2.26	(0.31)	—	—	(0.31)	1.95	19.46

For the Year Ended December 31, 2009
IA	14.37	0.35	—	3.19	3.54	(0.36)	—	—	(0.36)	3.18	17.55
IB	14.34	0.33	—	3.16	3.49	(0.32)	—	—	(0.32)	3.17	17.51

For the Year Ended December 31, 2008
IA	22.35	0.44	—	(7.57)	(7.13)	(0.44)	(0.41)	—	(0.85)	(7.98)	14.37
IB	22.28	0.42	—	(7.56)	(7.14)	(0.39)	(0.41)	—	(0.80)	(7.94)	14.34

For the Year Ended December 31, 2007
IA	22.79	0.42	—	1.44	1.86	(0.41)	(1.89)	—	(2.30)	(0.44)	22.35
IB	22.72	0.37	—	1.42	1.79	(0.34)	(1.89)	—	(2.23)	(0.44)	22.28

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

– Ratios and Supplemental Data –

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

1.32%		$3,851,657	0.67%	0.67%	1.98%	24%
1.06		658,419	0.92	0.92	1.73	—

13.21		4,409,787	0.68	0.68	1.87	32
12.93		756,001	0.93	0.93	1.62	—

24.68	(E)	4,247,031	0.69	0.69	2.24	34
24.36	(E)	815,752	0.94	0.94	2.00	—

(32.43)		3,628,793	0.67	0.67	2.20	41
(32.60)		776,959	0.92	0.92	1.95	—

8.26		5,842,788	0.67	0.67	1.70	27
7.98		1,501,363	0.92	0.92	1.45	—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Dividend and Growth HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Dividend and Growth HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

24

Hartford Dividend and Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Dividend and Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Dividend and Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$959.00	$3.31	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Class IB	$1,000.00	$957.79	$4.54	$1,000.00	$1,020.57	$4.69	0.92%	184	365

28

Hartford Dividend and Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Dividend and Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Dividend and Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

30

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford Dividend and Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-DG11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Global Growth HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Global Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Global Growth HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 12/31/01 - 12/31/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Global Growth IA	-13.89%	-4.52%	1.91%
Global Growth IB	-14.10%	-4.76%	1.66%
MSCI World Growth Index	-5.14%	-0.15%	3.75%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Global Growth HLS Fund
Manager Discussion (Unaudited)
December 31, 2011

Portfolio Manager
Matthew D. Hudson, CFA
Vice President

How did the Fund perform?

The Class IA shares of the Hartford Global Growth HLS Fund returned -13.89% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the MSCI World Growth Index, which returned -5.14% for the same period. The Fund also underperformed the -9.54% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The one-year period ended December 31, 2011 was yet another volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into a recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

For the period, Growth stocks (-5.1%) modestly underperformed Value stocks (-4.9%) as measured by the MSCI World Growth Index and the MSCI World Value Index, respectively. Within the MSCI World Growth Index, eight out of ten sectors posted negative returns. Materials (-21%), Financials (-20%), and Energy (-10%) lagged the most, while Consumer Staples (+9%) and Health Care (+4%) posted positive returns.

The Fund’s underperformance versus its benchmark was primarily due to weak security selection within Information Technology, Industrials, and Consumer Discretionary, as well as our underweight positions in the strong performing Consumer Staples and Health Care sectors. This was partially offset by strong stock selection in Health Care and Energy. Additionally, our underweight (i.e. the Fund’s sector position was less than the benchmark position) to Materials and overweight to Information Technology aided relative performance.

The top detractors from the Fund’s relative performance (i.e. performance of the Fund as measured against the benchmark) were Sprint Nextel (Telecommunication Services), Netflix (Consumer Discretionary), and Motorola Mobility (Information Technology). Shares of Sprint Nextel, a communications company offering a range of wireless and wireline communications products and services, fell after the company reported second quarter earnings below consensus expectations due to lower post-paid subscriber additions and higher costs from increased data usage. Shares of the internet-based movie and television subscription service Netflix declined as a pricing change angered members. The firm reversed their decision but significant brand damage had already occurred. Motorola Mobility, a provider of mobile devices, wireless accessories, set-top boxes and video distribution systems, and other related products, saw its shares underperform early in the period. Sentiment for the company became negative during the first quarter as two headline products, the Motorola Xoom and Motorola Atrix, showed signs of weak demand. Top absolute (i.e. total return) detractors for the period also included HTC and Xstrata.

Aetna (Health Care), Sands China (Consumer Discretionary), and Starbucks (Consumer Discretionary) were top contributors to benchmark-relative performance. Shares of Aetna, a diversified health care benefits company, moved sharply higher after the company issued better-than-expected second quarter revenue and earnings and gave bullish earnings guidance for the third quarter as the company continues to gain market share. Shares of Sands China, a developer, owner, and operator of integrated resorts and casinos in Macau, moved higher after the company reported solid quarterly earnings results due to better-than-expected margins. Shares of Starbucks, a roaster and retailer of specialty coffees and drinks, rose as the firm’s sales exceeded expectations driven by higher transactions and broad-based strength across products. The company has also seen increased business across different parts of the day. Apple (Information Technology) was a top contributor to absolute results.

3

Hartford Global Growth HLS Fund
Manager Discussion (Unaudited) – (continued)
December 31, 2011

What is the outlook?

In 2011, macroeconomic fears and investors’ desire for safety dominated the equity markets. Not surprisingly, some of the best performing sectors were the traditionally defensive Utilities, Consumer Staples, and Health Care sectors. In this environment, investors craved low volatility, safety stocks and the fundamentals of many solid companies were largely ignored. In 2012, we believe we could see greater differentiation among stocks as investors refocus on fundamentals. Barring a catastrophic liquidity event in Europe, we could see some reversion to the mean as the “safety trade” unwinds and investors find bargains in higher growth and higher volatility stocks trading at historic valuations relative to low growth safety stocks. We continue to remain true to our process, focusing on growth companies with improving fundamentals that we believe can exceed consensus earnings expectations.

Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Information Technology, Financials, and Consumer Discretionary sectors. The Fund held below-benchmark weights in the Consumer Staples, Materials and Health Care sectors.

Diversification by Industry

as of December 31, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.7%
Banks (Financials)	2.9
Capital Goods (Industrials)	9.4
Consumer Durables & Apparel (Consumer Discretionary)	2.2
Consumer Services (Consumer Discretionary)	4.8
Diversified Financials (Financials)	6.5
Energy (Energy)	10.9
Food, Beverage & Tobacco (Consumer Staples)	2.6
Health Care Equipment & Services (Health Care)	2.7
Insurance (Financials)	0.8
Materials (Materials)	6.6
Media (Consumer Discretionary)	3.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.8
Retailing (Consumer Discretionary)	4.3
Semiconductors & Semiconductor Equipment (Information Technology)	5.9
Software & Services (Information Technology)	11.7
Technology Hardware & Equipment (Information Technology)	10.3
Telecommunication Services (Services)	1.2
Transportation (Industrials)	3.4
Short-Term Investments	2.5
Other Assets and Liabilities	0.0
Total	100.0%

Diversification by Country

as of December 31, 2011

Percentage of
Country	Net Assets
Brazil	2.4%
Canada	2.4
China	2.4
France	4.5
Germany	1.3
Hong Kong	2.7
Ireland	1.0
Italy	1.1
Japan	3.6
Jersey	1.2
Netherlands	1.4
Singapore	1.0
South Korea	1.4
Sweden	1.4
Switzerland	2.9
United Kingdom	6.0
United States	60.8
Short-Term Investments	2.5
Other Assets and Liabilities	0.0
Total	100.0%

4

Hartford Global Growth HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5%
	Automobiles & Components - 2.7%
224	Johnson Controls, Inc.	$7,017
544	Nissan Motor Co., Ltd.	4,868
		11,885
	Banks - 2.9%
299	Itau Unibanco Banco Multiplo S.A. ADR	5,557
322	Standard Chartered plc	7,050
		12,607
	Capital Goods - 9.4%
72	Boeing Co.	5,267
111	Honeywell International, Inc.	6,049
237	Safran S.A.	7,076
482	Sandvik Ab	5,890
110	Schneider Electric S.A.	5,739
60	Siemens AG	5,695
33	SMC Corp.	5,385
		41,101
	Consumer Durables & Apparel - 2.2%
95	Lululemon Athletica, Inc. ●	4,450
1,110	Prada S.p.A. ●	4,996
		9,446
	Consumer Services - 4.8%
3,751	Genting Singapore plc ●	4,364
461	MGM Resorts International ●	4,804
2,595	Sands China Ltd. ●§	7,280
96	Starbucks Corp.	4,426
		20,874
	Diversified Financials - 6.5%
116	American Express Co.	5,459
38	BlackRock, Inc.	6,751
49	Goldman Sachs Group, Inc.	4,458
270	Hong Kong Exchanges & Clearing Ltd.	4,296
220	JP Morgan Chase & Co.	7,310
		28,274
	Energy - 10.9%
86	Anadarko Petroleum Corp.	6,547
237	BG Group plc	5,066
227	Chesapeake Energy Corp.	5,054
148	ENSCO International plc	6,965
60	EOG Resources, Inc.	5,956
99	National Oilwell Varco, Inc.	6,746
202	Petroleo Brasileiro S.A. ADR	5,015
87	Schlumberger Ltd.	5,929
		47,278
	Food, Beverage & Tobacco - 2.6%
104	Green Mountain Coffee Roasters, Inc. ●	4,680
107	Groupe Danone	6,709
		11,389
	Health Care Equipment & Services - 2.7%
151	Aetna, Inc.	6,379
74	Edwards Lifesciences Corp. ●	5,260
		11,639
	Insurance - 0.8%
541	Ping An Insurance (Group) Co.	3,548

	Materials - 6.6%
188	Anglo American plc	6,961
135	Barrick Gold Corp.	6,114
877	Glencore International plc	5,355
85	Mosaic Co.	4,306
20	Syngenta AG	5,932
		28,668
	Media - 3.8%
394	News Corp. Class A	7,036
2,821	Sirius XM Radio, Inc. w/ Rights ●	5,135
435	WPP plc	4,559
		16,730
	Pharmaceuticals, Biotechnology & Life Sciences - 4.8%
105	Celgene Corp. ●	7,099
124	Regeneron Pharmaceuticals, Inc. ●	6,853
13	Roche Holding AG	2,196
139	Vertex Pharmaceuticals, Inc. ●	4,618
		20,766
	Retailing - 4.3%
38	Amazon.com, Inc. ●	6,591
206	Lowe's Co., Inc.	5,226
14	Priceline.com, Inc. ●	6,732
		18,549
	Semiconductors & Semiconductor Equipment - 5.9%
167	Altera Corp.	6,205
143	ASML Holding N.V.	5,963
302	NVIDIA Corp. ●	4,180
6	Samsung Electronics Co., Ltd.	5,920
218	Skyworks Solutions, Inc. ●	3,543
		25,811
	Software & Services - 11.7%
407	Activision Blizzard, Inc.	5,008
60	Baidu, Inc. ADR ●	6,949
81	Citrix Systems, Inc. ●	4,901
285	eBay, Inc. ●	8,643
13	Google, Inc. ●	8,209
461	Oracle Corp.	11,833
55	Salesforce.com, Inc. ●	5,619
		51,162
	Technology Hardware & Equipment - 10.3%
45	Apple, Inc. ●	18,091
462	EMC Corp. ●	9,944
1,015	Hitachi Ltd.	5,280
261	Juniper Networks, Inc. ●	5,335
110	Qualcomm, Inc.	5,996
		44,646
	Telecommunication Services - 1.2%
2,214	Sprint Nextel Corp. ●	5,180

	Transportation - 3.4%
541	Delta Air Lines, Inc. ●	4,378
71	FedEx Corp.	5,947
40	Kuehne & Nagel International AG	4,431
		14,756
	Total common stocks
	(cost $397,870)	$424,309

	Total long-term investments
	(cost $397,870)	$424,309

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.5%
Repurchase Agreements - 2.5%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $4,124,
	collateralized by GNMA 4.50%, 2041,
	value of $4,207)
$4,124	0.04%, 12/30/2011		$4,124
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $343, collateralized by U.S.
	Treasury Bond 5.38%, 2031, value of $349)
343	0.01%, 12/30/2011		343
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $4,575,
	collateralized by GNMA 3.50% - 7.00%,
	2035 - 2046, value of $4,666)
4,574	0.06%, 12/30/2011		4,574
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $35, collateralized by U.S.
	Treasury Note 2.75%, 2016, value of $35)
35	0.01%, 12/30/2011		35
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $1,770, collateralized by FNMA
	3.00% - 6.50%, 2021 - 2041, value of
	$1,806)
1,770	0.04%, 12/30/2011		1,770
			10,846
	Total short-term investments
	(cost $10,846)		$10,846

	Total investments
	(cost $408,716) ▲	100.0%	$435,155
	Other assets and liabilities	—%	(4)
	Total net assets	100.0%	$435,151

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 36.7% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $409,585 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$56,399
Unrealized Depreciation	(30,829)
Net Unrealized Appreciation	$25,570

●	Non-income producing.

The accompanying notes are an integral part of these financial statements.

6

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $7,280, which represents 1.7% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2011
(000’s Omitted)

	Total	Level 1 ®	Level 2 ®	Level 3
Assets:
Common Stocks
Automobiles & Components	$11,885	$7,017	$4,868	$—
Banks	12,607	5,557	7,050	—
Capital Goods	41,101	11,316	29,785	—
Consumer Durables & Apparel	9,446	4,450	4,996	—
Consumer Services	20,874	9,230	11,644	—
Diversified Financials	28,274	23,978	4,296	—
Energy	47,278	42,212	5,066	—
Food, Beverage & Tobacco	11,389	4,680	6,709	—
Health Care Equipment & Services	11,639	11,639	—	—
Insurance	3,548	—	3,548	—
Materials	28,668	10,420	18,248	—
Media	16,730	12,171	4,559	—
Pharmaceuticals, Biotechnology & Life Sciences	20,766	18,570	2,196	—
Retailing	18,549	18,549	—	—
Semiconductors & Semiconductor Equipment	25,811	13,928	11,883	—
Software & Services	51,162	51,162	—	—
Technology Hardware & Equipment	44,646	39,366	5,280	—
Telecommunication Services	5,180	5,180	—	—
Transportation	14,756	10,325	4,431	—
Total	424,309	299,750	124,559	—
Short-Term Investments	10,846	—	10,846	—
Total	$435,155	$299,750	$135,405	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $408,716)	$435,155
Cash	1
Receivables:
Fund shares sold	289
Dividends and interest	262
Total assets	435,707
Liabilities:
Bank overdraft - foreign cash	—
Payables:
Fund shares redeemed	424
Investment management fees	72
Distribution fees	5
Accrued expenses	55
Total liabilities	556
Net assets	$435,151
Summary of Net Assets:
Capital stock and paid-in-capital	$584,304
Undistributed net investment income	2,274
Accumulated net realized loss	(177,875)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	26,448
Net assets	$435,151
Shares authorized	3,400,000
Par value	$ 0.001
Class IA: Net asset value per share	$13.45
Shares outstanding	26,247
Net assets	$352,947
Class IB: Net asset value per share	$13.34
Shares outstanding	6,162
Net assets	$82,204

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$7,339
Interest	7
Less: Foreign tax withheld	(574)
Total investment income, net	6,772

Expenses:
Investment management fees	3,986
Transfer agent fees	2
Distribution fees - Class IB	257
Custodian fees	31
Accounting services fees	75
Board of Directors' fees	13
Audit fees	14
Other expenses	168
Total expenses (before fees paid indirectly)	4,546
Commission recapture	(10)
Total fees paid indirectly	(10)
Total expenses, net	4,536
Net investment income	2,236

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	52,169
Net realized gain on foreign currency contracts	33
Net realized gain on other foreign currency transactions	15
Net Realized Gain on Investments and Foreign Currency Transactions	52,217

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(126,296)
Net unrealized appreciation of foreign currency contracts	6
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(10)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(126,300)
Net Loss on Investments and Foreign Currency Transactions	(74,083)
Net Decrease in Net Assets Resulting from Operations	$(71,847)

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2011	2010
Operations:
Net investment income	$2,236	$1,273
Net realized gain on investments and foreign currency transactions	52,217	30,096
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(126,300)	43,323
Net Increase (Decrease) In Net Assets Resulting From Operations	(71,847)	74,692
Distributions to Shareholders:
From net investment income
Class IA	(149)	(1,190)
Class IB	—	(60)
Total distributions	(149)	(1,250)
Capital Share Transactions:
Class IA
Sold	25,684	28,002
Issued on reinvestment of distributions	149	1,190
Redeemed	(99,236)	(92,308)
Total capital share transactions	(73,403)	(63,116)
Class IB
Sold	12,370	13,416
Issued on reinvestment of distributions	—	60
Redeemed	(35,398)	(35,503)
Total capital share transactions	(23,028)	(22,027)
Net decrease from capital share transactions	(96,431)	(85,143)
Proceeds from regulatory settlements	—	239
Net Decrease In Net Assets	(168,427)	(11,462)
Net Assets:
Beginning of period	603,578	615,040
End of period	$435,151	$603,578
Undistributed (distribution in excess of) net investment income	$2,274	$247
Shares:
Class IA
Sold	1,683	2,031
Issued on reinvestment of distributions	11	81
Redeemed	(6,477)	(6,732)
Total share activity	(4,783)	(4,620)
Class IB
Sold	819	985
Issued on reinvestment of distributions	—	5
Redeemed	(2,308)	(2,603)
Total share activity	(1,489)	(1,613)

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Growth HLS Fund
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.	Organization:

Hartford Global Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the

12

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets

15

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2011.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$33	$—	$—	$—	$—	$33
Total	$—	$33	$—	$—	$—	$—	$33

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$6	$—	$—	$—	$—	$6
Total	$—	$6	$—	$—	$—	$—	$6

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related

16

to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$149	$1,250

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,274
Accumulated Capital and Other Losses*	(177,006)
Unrealized Appreciation†	25,579
Total Accumulated Deficit	$(149,153)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(60)
Accumulated Net Realized Gain (Loss)	60

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$14,541
2017	162,465
Total	$177,006

As of December 31, 2011, the Fund utilized $52,908 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-

18

day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended
December 31, 2011
Class IA	0.80%
Class IB	1.05

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

19

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.04%	0.04%
Total Return Excluding Payment from Affiliate	35.59	35.26

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$303,882
Sales Proceeds Excluding U.S. Government Obligations	399,237

9.	Proceeds from Regulatory Settlement:

During the year ended December 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $239, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

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10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Global Growth HLS Fund
Finanacial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Year Ended December 31, 2011
IA	$15.62	$0.08	$—	$(2.24)	$(2.16)	$(0.01)	$—	$—	$(0.01)	$(2.17)	$13.45
IB	15.53	0.04	—	(2.23)	(2.19)	—	—	—	—	(2.19)	13.34

For the Year Ended December 31, 2010
IA	13.71	0.04	—	1.91	1.95	(0.04)	—	—	(0.04)	1.91	15.62
IB	13.64	—	—	1.90	1.90	(0.01)	—	—	(0.01)	1.89	15.53

For the Year Ended December 31, 2009
IA	10.17	0.08	—	3.55	3.63	(0.09)	—	—	(0.09)	3.54	13.71
IB	10.12	0.05	—	3.53	3.58	(0.06)	—	—	(0.06)	3.52	13.64

For the Year Ended December 31, 2008
IA	22.42	0.12	—	(11.56)	(11.44)	(0.12)	(0.69)	—	(0.81)	(12.25)	10.17
IB	22.27	0.08	—	(11.47)	(11.39)	(0.07)	(0.69)	—	(0.76)	(12.15)	10.12

For the Year Ended December 31, 2007
IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42
IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	(Loss) to Average Net Assets	Rate(D)

(13.89)%		$352,947	0.80%	0.80%	0.46%	57%
(14.10)		82,204	1.05	1.05	0.22	—

14.25		484,754	0.81	0.81	0.28	62
13.96		118,824	1.06	1.06	0.03	—

35.64	(E)	488,720	0.81	0.81	0.67	70
35.31	(E)	126,320	1.06	1.06	0.42	—

(52.46)		419,183	0.75	0.75	0.67	76
(52.58)		112,226	1.00	1.00	0.42	—

25.05		1,028,843	0.73	0.73	0.13	75
24.74		299,788	0.98	0.98	(0.11)	—

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Global Growth HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Growth HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

24

Hartford Global Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Global Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Global Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2011	Beginning	Account Value	June 30, 2011	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2011	2011	December 31, 2011	June 30, 2011	2011	December 31, 2011	ratio	year	year
Class IA	$1,000.00	$828.38	$3.73	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class IB	$1,000.00	$827.34	$4.88	$1,000.00	$1,019.86	$5.40	1.06%	184	365

28

Hartford Global Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Global Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the Fund’s relative underperformance over multiple periods as compared to its peer group and benchmark. The Board also noted that the Fund’s performance would continue to be monitored by HL Advisors.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

30

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford Global Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-GG11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Global Research HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Global Research HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Global Research HLS Fund inception 01/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 1/31/08 - 12/31/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	Since Inception
Global Research IA	-9.28%	-1.85%
Global Research IB	-9.51%	-2.09%
MSCI All Country World Index	-6.86%	-2.54%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Global Research HLS Fund
Manager Discussion (Unaudited)
December 31, 2011

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Senior Vice President and Associate Director of Global Industry Research	Director and Director of Global Industry Research

How did the Fund perform?

The Class IA shares of the Hartford Global Research HLS Fund returned -9.28% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the MSCI All Country World Index, which returned -6.86% for the same period. The Fund also underperformed the -8.05% return of the average fund in the Lipper Global Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The one-year period ending December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into a recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

In this environment, seven of ten sectors within the MSCI All Country World Index posted negative returns during the period. Materials (-21%), Financials (-19%), and Industrials (-10%) lagged the most while returns in Health Care (+10%) and Consumer Staples (+8%) rose.

The Fund underperformed its benchmark primarily due to weak security selection. Weak selection within the Materials, Energy, and Consumer Staples sectors more than offset stronger selection in the Industrials, Information Technology, and Financials sectors. Sector allocation, a result of our bottom-up stock selection process (i.e. stock by stock fundamental research), was modestly additive to relative returns due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and an underweight to Industrials.

The largest detractors from benchmark relative returns were Sino-Forest (Materials), Huabao International Holding (Materials), and Central European Distribution (Consumer Staples). Shares of Sino-Forest, a Chinese commercial forest plantation operator, fell as credit rating agencies Moody’s and Standard & Poor’s slashed their ratings on the debt of the firm just after the CEO stepped down. Huabao International Holding, a Chinese company specializing in the production and distribution of tobacco flavorings, saw its shares underperform following a negative pattern of insider selling. Shares of Central European Distribution, a U.S. based producer of vodka and other liquors, fell due to the company’s high debt level and tough competitive environments in Poland and Russia. Bank of America (Financials) was also among the top detractors from absolute (i.e. total return) performance.

Top contributors to benchmark relative performance during the period included Elan (Health Care), Lorillard (Consumer Staples), and UnitedHealth Group (Health Care). Shares of biotechnology company Elan rose as investors remained optimistic over continued revenue growth from Tysabri, a drug for the treatment of multiple sclerosis and Crohn’s disease. The company also benefited from excitement over data that is due out in the near future of bapineuzumab, a treatment for Alzheimer’s disease. Shares of Lorillard, a U.S. based tobacco company, rose as the company in early 2011 reported strong fiscal year 2010 earnings due to strong revenue growth in its core tobacco flavors business and meaningful growth in the firm’s operating profits. Additionally, a report published by TPSAC (Tabacco Products Scientific Advisory Committee) stated that more research would need to be done before recommending a ban on menthol cigarettes; this news positively impacted Lorillard. Shares of UnitedHealth Group, a diversified health and well-being company, rose after the company outperformed expectations. Apple (Information Technology) was a top contributor to absolute performance.

What is the outlook?

Uncertainty in Europe last year led to high levels of risk aversion, record high stock correlations, and a general flight to safety. We believe that barring a catastrophic liquidity event in Europe, we should eventually return to a normalized market environment. We continue to look for stabilization in the European debt markets albeit with a weak macro economy and we expect continued recovery and modest economic

3

Hartford Global Research HLS Fund
Manager Discussion (Unaudited) – (continued)
December 31, 2011

expansion in the U.S. China may face near-term headwinds but we anticipate a return to stronger growth in the latter part of 2012 and into 2013.

The Fund ended the period most overweight the Information Technology, Health Care, and Materials sectors and most underweight the Industrials, Consumer Discretionary, and Telecommunication Services sectors. The Fund’s largest absolute weightings were in the Financials, Information Technology, and Energy sectors.

* Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel is not involved in day-to-day management of the Fund.

Diversification by Industry

as of December 31, 2011

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	2.1%
Banks (Financials)	9.0
Capital Goods (Industrials)	5.8
Commercial & Professional Services (Industrials)	0.2
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	0.2
Diversified Financials (Financials)	4.3
Energy (Energy)	11.6
Food & Staples Retailing (Consumer Staples)	2.3
Food, Beverage & Tobacco (Consumer Staples)	8.2
Health Care Equipment & Services (Health Care)	3.0
Insurance (Financials)	3.1
Materials (Materials)	8.8
Media (Consumer Discretionary)	2.2
Other Investment Pools and Funds (Financials)	0.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.2
Real Estate (Financials)	2.6
Retailing (Consumer Discretionary)	2.8
Semiconductors & Semiconductor Equipment (Information Technology)	1.7
Software & Services (Information Technology)	7.5
Technology Hardware & Equipment (Information Technology)	4.5
Telecommunication Services (Services)	4.2
Transportation (Industrials)	2.6
Utilities (Utilities)	3.9
Total	99.1%
Fixed Income Securities
Petroleum and Coal Products Manufacturing (Energy)	0.0%
Total	0.0%
Short-Term Investments	0.9
Other Assets and Liabilities	0.0
Total	100.0%

Diversification by Country

as of December 31, 2011

Percentage of
Country	Net Assets
Argentina	0.1%
Australia	1.3
Belgium	1.0
Bermuda	0.2
Brazil	2.8
Canada	4.4
China	0.6
Denmark	0.3
Egypt	0.1
Finland	0.0
France	3.7
Germany	1.4
Hong Kong	3.2
India	0.9
Indonesia	0.2
Ireland	1.0
Israel	0.7
Italy	0.3
Japan	5.6
Luxembourg	0.4
Malaysia	0.5
Mexico	0.5
Netherlands	1.3
Norway	1.6
Papua New Guinea	0.1
Philippines	0.5
Poland	0.0
Portugal	0.1
Russia	0.1
Singapore	0.6
South Africa	0.6
South Korea	0.6
Spain	0.4
Sweden	0.2
Switzerland	1.9
Taiwan	0.6
Thailand	0.0
Turkey	0.2
United Kingdom	8.6
United States	52.5
Short-Term Investments	0.9
Other Assets and Liabilities	0.0
Total	100.0%

4

Hartford Global Research HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Automobiles & Components - 2.1%
2	Michelin (C.G.D.E.) Class B	$135
22	Peugeot S.A.	343
8	Renault S.A.	284
11	Stanley Electric Co., Ltd.	161
12	Tokai Rika Co., Ltd.	176
9	Toyoda Gosei Co., Ltd.	146
4	Toyota Boshoku Corp.	40
11	Toyota Motor Corp.	354
		1,639
	Banks - 8.8%
35	Banco Santander Brasil S.A.	286
4	Bank Nordik P/F	52
—	Banque Cantonale Vaudoise	235
131	Barclays Bank plc ADR	359
23	BB&T Corp.	589
3	BNP Paribas	119
134	China Construction Bank	93
3	Citizens & Northern Corp.	61
5	Citizens Republic Bancorp, Inc. ●	54
27	DnB ASA	263
1	Gronlandsbanken	72
5	Hana Financial Holdings	165
26	HSBC Holdings plc	199
20	Itau Unibanco Banco Multiplo S.A. ADR	363
53	Karnataka Bank Ltd.	65
194	Metropolitan Bank and Trust	302
141	Mitsubishi UFJ Financial Group, Inc.	598
7	National Bank of Canada	489
26	Oversea-Chinese Banking Corp., Ltd.	156
2	PNC Financial Services Group, Inc.	119
63	Regions Financial Corp.	271
28	Standard Chartered plc	617
14	Susquehanna Bancshares, Inc.	119
6	Toronto-Dominion Bank	479
93	Turkiye Sinai Kalkinma Bankasi A.S.	90
25	Wells Fargo & Co.	691
		6,906
	Capital Goods - 5.8%
3	AMETEK, Inc.	122
31	Beijing Enterprises Holdings Ltd.	183
4	Boeing Co.	280
1	Brenntag AG	73
1	Carlisle Cos., Inc.	32
4	Cooper Industries plc Class A	200
4	Danaher Corp.	194
1	Dover Corp.	43
3	Emerson Electric Co.	118
1	Esterline Technologies Corp. ●	29
1	European Aeronautic Defence and Space Co. N.V.	31
—	Fanuc Corp.	61
3	General Dynamics Corp.	183
22	General Electric Co.	393
4	Honeywell International, Inc.	240
3	IDEX Corp.	94
4	Illinois Tool Works, Inc.	189
5	Ingersoll-Rand plc	142
1	JS Group Corp.	12
3	Komatsu Ltd.	62
—	Lockheed Martin Corp.	32
6	Mitsui & Co., Ltd.	89
—	Moog, Inc. Class A ●	15
4	Pentair, Inc.	120
—	Precision Castparts Corp.	50
3	Raytheon Co.	163
13	Rolls-Royce Holdings plc	155
3	Safran S.A.	105
4	Siemens AG	367
—	SMC Corp.	45
1	Stanley Black & Decker, Inc.	47
4	United Technologies Corp.	261
2	Vallourec	132
3	Vinci S.A.	122
8	Wabash National Corp. ●	66
1	WESCO International, Inc. ●	61
—	Zodiac Aerospace	33
		4,544
	Commercial & Professional Services - 0.2%
2	Huron Consulting Group, Inc. ●	84
—	Towers Watson & Co.	12
13	Transfield Services Ltd.	29
		125
	Consumer Durables & Apparel - 1.0%
1	Adidas-Salomon AG	52
1	Coach, Inc.	74
2	LVMH Moet Hennessy Louis Vuitton S.A.	257
2	Michael Kors Holdings Ltd. ●	57
2	NIKE, Inc. Class B	180
4	Salvatore Ferragamo Italia S.p.A. ●	49
60	Samsonite International S.A. ●	94
21	Stella International	46
20	Trinity Ltd.	15
		824
	Consumer Services - 0.2%
5	Compass Group plc	50
1	Las Vegas Sands Corp. ●	21
1	Marriott International, Inc. Class A	15
228	Rexlot Holdings Ltd.	15
42	Shangri-La Asia Ltd.	73
1	Wyndham Worldwide Corp.	21
		195
	Diversified Financials - 4.3%
30	Aberdeen Asset Management plc	97
5	Ameriprise Financial, Inc.	262
63	Bank of America Corp.	352
—	BlackRock, Inc.	78
5	Cetip S.A. - Balcao Organizado	73
46	CITIC Securities Co., Ltd. ●	75
19	Citigroup, Inc.	488
18	GAM Holding Ltd.	198
3	Goldman Sachs Group, Inc.	303
4	IBJ Leasing Co., Ltd.	86
68	Infrastructure Development Finance Co., Ltd.	117
23	ING Groep N.V. ●	167
4	Invesco Ltd.	90
8	Julius Baer Group Ltd.	317
—	LPL Investment Holdings, Inc. ●	12
109	Man Group plc	213

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Diversified Financials - 4.3% - (continued)
3	Matsui Securities Co., Ltd.	$15
2	Nasdaq OMX Group, Inc. ●	44
2	SEI Investments Co.	35
28	UBS AG	333
1	Warsaw Stock Exchange	14
		3,369
	Energy - 11.6%
6	Aban Offshore Ltd.	40
3	Alpha Natural Resources, Inc. ●	63
2	Anadarko Petroleum Corp.	162
7	Baker Hughes, Inc.	323
26	BG Group plc	559
29	BioFuel Energy Corp. ●	20
40	BP plc	285
1	BP plc ADR	47
21	Cairn Energy plc ●	88
7	Canadian Natural Resources Ltd. ADR	277
15	Chesapeake Energy Corp.	331
1	Chevron Corp.	104
14	Cobalt International Energy ●	210
5	Consol Energy, Inc.	200
46	Cove Energy plc ●	83
3	Denbury Resources, Inc. ●	51
1	Dril-Quip, Inc. w/ Rights ●	52
8	El Paso Corp.	202
3	EnCana Corp. ADR	50
9	ENSCO International plc	436
1	EOG Resources, Inc.	141
2	Exxon Mobil Corp.	128
53	Ezra Holdings Ltd. ●	34
20	Frontline Ltd.	86
2	Fugro N.V. - CVA	91
5	GALP Energia SGPS	69
17	Green Plains Renewable Energy ●	167
3	Gulfmark Offshore, Inc. ●	143
2	Husky Energy, Inc.	43
8	Imperial Oil Ltd.	368
10	Indo Tambangraya Megah PT	43
—	Inpex Corp.	82
—	Interoil Corp. ●	20
39	Karoon Gas Australia Ltd. ●	179
2	Marathon Petroleum Corp.	70
4	National Oilwell Varco, Inc.	279
2	Newfield Exploration Co. ●	64
3	Nexen, Inc.	46
6	Occidental Petroleum Corp.	520
16	Oil Search Ltd.	100
1	Pacific Rubiales Energy Corp.	17
2	Peabody Energy Corp.	76
13	Petroleo Brasileiro S.A. ADR	330
20	Petroleum Geo-Services ●	223
1	Petrominerales Ltd.	19
5	Pioneer Natural Resources Co.	447
5	Reliance Industries Ltd.	70
3	Reliance Industries Ltd. GDR ■	72
2	Saipem S.p.A.	100
4	Sasol Ltd. ADR	187
1	Schlumberger Ltd.	74
2	Southwestern Energy Co. ●	63
7	Statoil ASA	192
5	Suncor Energy, Inc.	142
2	Tenaris S.A.	44
2	Tenaris S.A. ADR	78
4	Tesoro Corp. ●	88
9	Tonengeneral Sekiyu Kk	98
2	Tupras-Turkiye Petrol Rafinerileri A.S.	45
2	Ultra Petroleum Corp. ●	48
43	Vantage Drilling Co. ●	49
4	Western Refining, Inc. ●	54
2	Whiting Petroleum Corp. ●	103
6	Williams Cos., Inc.	200
1	YPF Sociedad Anonima ADR	47
		9,122
	Food & Staples Retailing - 2.3%
1	Costco Wholesale Corp.	100
13	CVS Caremark Corp.	513
2	Lawson, Inc.	124
11	Olam International Ltd.	18
24	Sun Art Retail Group Ltd. ●	30
61	Tesco plc	380
22	Wal-Mart de Mexico SAB de CV	60
6	Wal-Mart Stores, Inc.	385
7	Woolworths Ltd.	191
		1,801
	Food, Beverage & Tobacco - 8.2%
9	Anheuser-Busch InBev N.V.	542
90	Asian Citrus Holdings Ltd.	47
10	Bajaj Hindusthan Ltd.	4
10	British American Tobacco plc	470
5	Britvic plc	27
333	China Minzhong Food Corp., Ltd. ●	209
39	China Yurun Food Group Ltd.	51
20	Cott Corp. ●	124
81	Deoleo S.A.	45
4	Diamond Foods, Inc.	145
12	General Mills, Inc.	466
2	GLG Life Technology Corp. ●	2
6	Green Mountain Coffee Roasters, Inc. ●	251
11	Groupe Danone	720
27	Grupo Modelo S.A.B.	172
5	Imperial Tobacco Group plc	170
16	Kraft Foods, Inc.	595
9	Lorillard, Inc.	1,058
1	Molson Coors Brewing Co.	36
3	Omega Protein Corp. ●	21
10	Philip Morris International, Inc.	774
6	Pilgrim's Pride Corp. ●	37
268	PT Bisi International TBK	27
17	Smithfield Foods, Inc. ●	414
1	Swedish Match Ab	38
3	Zhongpin, Inc. ●	28
		6,473
	Health Care Equipment & Services - 3.0%
2	Aetna, Inc.	83
1	Amerisource Bergen Corp.	39
9	Boston Scientific Corp. ●	46
1	Brookdale Senior Living, Inc. ●	15
2	Cardinal Health, Inc.	72

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Health Care Equipment & Services - 3.0% - (continued)
1	CIGNA Corp.	$57
8	Covidien plc	358
1	HCA Holdings, Inc. ●	18
—	M3, Inc. ☼	104
4	McKesson Corp.	345
5	Medtronic, Inc.	207
3	St. Jude Medical, Inc.	86
1	Stryker Corp.	56
12	UnitedHealth Group, Inc.	610
3	Vanguard Health Systems, Inc. ●	29
1	Wellcare Health Plans, Inc. ●	42
—	Wellpoint, Inc.	25
3	Zimmer Holdings, Inc. ●	166
		2,358
	Insurance - 3.1%
90	Ageas	140
3	AON Corp.	136
15	AXA S.A.	194
11	Brasil Insurance Participacoes e Administracao S.A	104
29	China Pacific Insurance	82
31	Discovery Holdings Ltd.	164
14	FBD Holdings	118
5	Marsh & McLennan Cos., Inc.	142
8	National Financial Partners Corp. ●	101
37	New China Life Insurance Co., Ltd. ●	122
4	Principal Financial Group, Inc.	88
10	Progressive Corp.	188
13	Prudential plc	131
24	Storebrand ASA	127
5	Swiss Re Ltd.	274
14	Unum Group	303
		2,414
	Materials - 8.8%
28	African Minerals Ltd. ●	190
2	Air Products and Chemicals, Inc.	169
3	Akzo Nobel N.V.	144
155	AMVIG Holdings Ltd.	82
18	Anglo American plc	668
4	Antofagasta	78
7	Aquarius Platinum Ltd.	17
8	Asahi Kasei Corp.	49
30	Aston Resources Ltd. ●	283
4	Ball Corp.	145
7	Barrick Gold Corp.	313
4	BASF SE	253
5	BHP Billiton plc	132
1	Cabot Corp.	38
1	Celanese Corp.	33
—	CF Industries Holdings, Inc.	67
—	Cliff's Natural Resources, Inc.	12
1	CRH plc	12
2	Croda International plc	55
2	Detour Gold Corp. ●	39
6	Dow Chemical Co.	169
1	Eastman Chemical Co.	53
7	EcoSynthetix, Inc. ●	32
10	First Quantum Minerals Ltd.	188
1	FMC Corp.	46
15	Fortescue Metals Group Ltd.	66
2	Fortress Paper Ltd. ●	42
1	Freeport-McMoRan Copper & Gold, Inc.	18
3	Goldcorp, Inc.	133
12	Graphic Packaging Holding Co. ●	49
980	Greenheart Group Ltd. ●	83
2	HeidelbergCement AG w/ Rights	100
929	Huabao International Holdings Ltd.	474
—	Iluka Resources Ltd.	8
1	Ivanhoe Mines Ltd. ●	12
1	JSR Corp.	22
22	Kinross Gold Corp.	253
1	Koninklijke DSM N.V.	38
4	LyondellBasell Industries Class A	123
2	MeadWestvaco Corp.	50
9	Methanex Corp.	198
3	Methanex Corp. ADR	67
5	Mitsubishi Chemical Holdings	25
3	Molycorp, Inc. ●	66
65	Mongolian Mining Corp. ●	48
11	Mosaic Co.	555
87	Nine Dragons Paper Holdings	55
1	Olin Corp.	21
7	Owens-Illinois, Inc. ●	137
1	Praxair, Inc.	99
13	PTT Chemical Public Co., Ltd. ●	25
—	Reliance Steel & Aluminum	5
6	Rexam plc	34
5	Rio Tinto plc	222
3	Shin-Etsu Chemical Co., Ltd.	152
116	Sino Forest Corp. Class A ⌂●†	40
14	Smurfit Kappa Group plc ●	85
2	Teck Cominco Ltd. Class B	58
2	Tikkurila Oy	30
9	Ube Industries Ltd.	25
2	Westlake Chemical Corp.	69
4	Worthington Industries, Inc.	61
21	Xingda International Holdings	10
4	Xstrata plc	54
		6,879
	Media - 2.2%
1	AMC Networks, Inc. ●	22
13	Comcast Corp. Class A	314
6	Comcast Corp. Special Class A	140
1	DirecTV Class A ●	30
2	DreamWorks Animation SKG, Inc. ●	26
2	Elsevier N.V.	23
—	Fuji Media Holdings, Inc.	42
4	Liberty Global, Inc. ●	169
3	News Corp. Class A	57
1	Omnicom Group, Inc.	47
2	Publicis Groupe	108
4	Reed Elsevier Capital, Inc.	34
1	SES Global S.A.	34
20	Sirius XM Radio, Inc. w/ Rights ●	37
1	Time Warner, Inc.	39
3	Viacom, Inc. Class B	159
1	Virgin Media, Inc.	31
10	Walt Disney Co.	359
—	Washington Post Co. Class B	10

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Media - 2.2% - (continued)
3	Wolters Kluwer N.V.	$44
		1,725
	Pharmaceuticals, Biotechnology & Life Sciences - 7.2%
1	Acorda Therapeutics, Inc. ●	21
2	Agilent Technologies, Inc. ●	59
1	Algeta ASA ●	34
—	Alk-Abello A/S	17
9	Alkermes plc ●	161
3	Almirall S.A.	19
14	Amylin Pharmaceuticals, Inc. ●	158
1	Astellas Pharma, Inc.	41
3	AstraZeneca plc	136
3	AstraZeneca plc ADR	127
2	Auxilium Pharmaceuticals, Inc. ●	30
1	Biogen Idec, Inc. ●	100
9	Bristol-Myers Squibb Co.	322
2	Cadence Pharmaceuticals, Inc. ●	8
1	Celgene Corp. ●	83
13	Daiichi Sankyo Co., Ltd.	250
8	Eisai Co., Ltd.	322
29	Elan Corp. plc ADR ●	397
8	Eli Lilly & Co.	343
5	Exelixis, Inc. ●	21
9	Forest Laboratories, Inc. ●	286
1	Gilead Sciences, Inc. ●	38
1	H. Lundbeck A/S	18
—	Hospira, Inc. ●	9
2	Immunogen, Inc. ●	20
2	Incyte Corp. ●	36
2	Ironwood Pharmaceuticals, Inc. ●	23
—	Life Technologies Corp. ●	11
3	Medicines Co. ●	54
13	Merck & Co., Inc.	479
3	Mylan, Inc. ●	66
2	NPS Pharmaceuticals, Inc. ●	11
—	Ono Pharmaceutical Co., Ltd.	20
1	Onyx Pharmaceuticals, Inc. ●	46
1	Pacira Pharmaceuticals, Inc. ●	5
14	Pfizer, Inc.	308
1	Pharmasset, Inc. ●	127
3	Regeneron Pharmaceuticals, Inc. ●	192
3	Rigel Pharmaceuticals, Inc. ●	23
1	Roche Holding AG	104
2	Salix Pharmaceuticals Ltd. ●	72
2	Seattle Genetics, Inc. ●	40
13	Shionogi & Co., Ltd.	166
1	Targacept, Inc. ●	3
13	Teva Pharmaceutical Industries Ltd. ADR	521
2	Thermo Fisher Scientific, Inc. ●	101
3	UCB S.A.	136
1	Vertex Pharmaceuticals, Inc. ●	37
—	Waters Corp. ●	30
—	Watson Pharmaceuticals, Inc. ●	30
		5,661
	Real Estate - 2.6%
—	Alexandria Real Estate Equities, Inc.	15
1	Aliansce Shopping	7
1	Alstria Office REIT AG	11
3	American Assets Trust, Inc.	68
—	American Campus Communities, Inc.	15
2	American Tower Corp. Class A	112
—	Avalonbay Communities, Inc.	11
22	Ayala Land, Inc.	8
—	Boston Properties, Inc.	40
10	BR Malls Participacoes S.A.	93
1	BR Properties S.A.	8
—	BRE Properties	23
12	British Land Co. plc	84
—	Brookfield Asset Management, Inc.	10
1	Canadian Apartment Properties	16
1	Castellum AB	12
45	China Overseas Grand Oceans Group Ltd.	39
7	China Overseas Land & Investment Ltd.	11
14	Commonwealth Property Office Fund	14
1	Coresite Realty Corp.	12
1	Cyrela Commercial Properties S.A. Empreendimentose Particicpacoes	6
1	Daito Trust Construction Co., Ltd.	116
1	DDR Corp.	10
1	Derwent London plc	18
26	Dexus Property Group	22
—	Digital Realty Trust, Inc.	21
1	Douglas Emmett, Inc.	19
1	Education Realty Trust, Inc.	7
—	Equity Lifestyle Properties, Inc.	15
9	Forest City Enterprises, Inc. Class A ●	105
2	Glimcher Realty Trust	16
8	GPT Group	24
1	GSW Immobilien AG ●	25
1	HCP, Inc.	44
—	Health Care, Inc.	16
—	Icade	6
1	Kilroy Realty Corp.	19
1	LaSalle Hotel Properties	16
6	Link REIT	24
108	Mapletree Industries NPV	89
—	Mercialys	5
2	Mitsubishi Estate Co., Ltd.	34
2	Mitsui Fudosan Co., Ltd.	32
—	Northern Property Real Estate Investment Trust	6
—	PSP Swiss Property	16
—	Public Storage	61
2	Rayonier, Inc.	73
1	RioCan Real Estate Investment Trust	25
—	RLJ Lodging Trust	8
—	Saul Centers, Inc.	9
3	Shaftesbury plc	19
2	Simon Property Group, Inc.	238
10	Sun Hung Kai Properties Ltd.	121
—	Swiss Prime Site AG	14
—	Taubman Centers, Inc.	24
1	UDR, Inc.	24
—	Unibail-Rodamco SE	45
—	Vornado Realty Trust	18
3	Westfield Group	26
3	Westfield Retail Trust	8
		2,033

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Retailing - 2.8%
2	Amazon.com, Inc. ●	$331
14	Belle International Holdings Ltd. §	24
—	Fast Retailing Co., Ltd.	39
5	Gap, Inc.	85
5	Home Depot, Inc.	194
1	Industria de Diseno Textil S.A.	119
78	Intime Department Store	79
1	J.C. Penney Co., Inc.	32
2	Kohl's Corp.	85
20	Lifestyle International	45
17	Lowe's Co., Inc.	438
5	Macy's, Inc.	158
26	Myer Holdings Ltd.	52
1	Nordstrom, Inc.	30
1	Pinault-Printemps-Redoute S.A.	89
—	Priceline.com, Inc. ●	176
—	Rakuten, Inc.	78
34	Sa Sa International Holdings Ltd.	19
3	Target Corp.	153
		2,226
	Semiconductors & Semiconductor Equipment - 1.7%
9	Applied Micro Circuits Corp. ●	58
9	ASM Pacific Technology	102
4	ASML Holding N.V.	159
3	ASML Holding N.V. ADR	138
1	Linear Technology Corp.	44
2	Maxim Integrated Products, Inc.	49
2	NVIDIA Corp. ●	24
6	RF Micro Devices, Inc. ●	32
—	Samsung Electronics Co., Ltd.	220
4	Spreadtrum Communications, Inc.	84
82	Taiwan Semiconductor Manufacturing Co., Ltd.	205
6	Texas Instruments, Inc.	183
		1,298
	Software & Services - 7.5%
7	Accenture plc	362
3	Activision Blizzard, Inc.	38
2	Alliance Data Systems Corp. ●	176
11	Automatic Data Processing, Inc. ‡	580
—	Check Point Software Technologies Ltd. ADR ●	15
3	Cia Brasileira de Meios de Pagamentos	78
2	Citrix Systems, Inc. ●	123
17	eBay, Inc. ●	515
—	Equinix, Inc. ●	35
6	Euronet Worldwide, Inc. ●	109
1	Exlservice Holdings, Inc. ●	32
2	Genpact Ltd. ●	35
1	Google, Inc. ●	758
1	Gree, Inc.	48
3	Hisoft Technology International Ltd. ●	28
1	IBM Corp.	183
1	Intuit, Inc.	64
4	Kakaku.com, Inc.	135
16	Lender Processing Services	248
17	Microsoft Corp.	438
18	Oracle Corp.	472
2	Red Hat, Inc. ●	78
6	Redecard S.A.	100
1	Salesforce.com, Inc. ●	112
11	Sapient Corp.	142
1	Sohu.com, Inc. ●	25
2	Teradata Corp. ●	104
2	Tibco Software, Inc. ●	49
2	VeriSign, Inc.	85
2	Visa, Inc.	210
1	VMware, Inc. ●	80
24	Western Union Co.	446
		5,903
	Technology Hardware & Equipment - 4.5%
55	AAC Technologies Holdings, Inc.	122
17	Advantech Co., Ltd.	48
4	Apple, Inc. ●	1,438
1	Aruba Networks, Inc. ●	26
4	Calix, Inc. ●	23
13	Chroma Ate, Inc.	26
31	Cisco Systems, Inc.	552
14	EMC Corp. ●	312
—	F5 Networks, Inc. ●	39
2	Finisar Corp. ●	32
2	Hamamatsu Photonics KK	77
4	Hewlett-Packard Co.	108
19	Hitachi Ltd.	101
37	Hon Hai Precision Industry Co., Ltd.	100
—	Juniper Networks, Inc. ●	6
7	Qualcomm, Inc.	357
51	Synnex Technology International Corp.	124
—	Universal Display Corp. ●	2
4	Yokogawa Electric Corp.	40
		3,533
	Telecommunication Services - 4.2%
6	America Movil S.A. de C.V. ADR	139
66	Axiata Group Berhad	108
45	Bharti Televentures	291
155	China Unicom Ltd.	326
2	Crown Castle International Corp. ●	112
28	Frontier Communications Corp.	145
3	KT Corp. ADR	39
34	Leap Wireless International, Inc. w/ Rights ●	320
11	MetroPCS Communications, Inc. ●	94
1	Millicom International Cellular SDR	144
5	Mobile Telesystems OJSC ADR	77
6	MTN Group Ltd.	103
4	NII Holdings, Inc. Class B ●	81
22	Orascom Telecom Holding SAE GDR ●	64
3	P.T. Telekomunikasi Indonesia ADR	100
1	Philippine Long Distance Telephone Co. ADR	55
1	SBA Communications Corp. ●	52
2	SK Telecom Co., Ltd. ADR	26
73	Sprint Nextel Corp. ●	170
5	Tele2 Ab B Shares	98
19	Telenor ASA	309
3	Tim Participacoes S.A. ADR	72
5	TW Telecom, Inc. ●	96
5	VimpelCom Ltd. ADR	44
71	Vodafone Group plc	198
		3,263

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Transportation - 2.6%
3	Abertis Infraestructuras S.A.	$42
252	AirAsia Berhad	299
10	BBA Aviation plc	28
2	Deutsche Post AG	30
4	DSV A/S	78
—	East Japan Railway Co.	13
5	FedEx Corp.	378
1	Genesee & Wyoming, Inc. Class A ●	85
2	Hitachi Transport System Ltd.	26
97	Hutchinson Port Holdings Trust	60
8	J.B. Hunt Transport Services, Inc.	348
24	JetBlue Airways Corp. ●	126
3	Kansas City Southern ●	205
8	Localiza Rent a Car S.A.	108
13	Pacer International, Inc. ●	67
4	Quality Distribution, Inc. ●	41
16	Transurban Group	90
5	Vitran Corp., Inc. ●	26
46	Zhejiang Expressway Co., Ltd.	30
		2,080
	Utilities - 3.9%
6	Calpine Corp. ●	90
4	Cheung Kong Infrastructure	25
3	Chubu Electric Power Co., Inc.	58
16	Companhia Energetica de Minas Gerais ADR	292
9	E.On AG	185
2	Edison International	86
1	Electricite de France	33
20	Enel S.p.A.	80
16	ENN Energy Holdings Ltd.	52
8	Gaz de France	217
202	Guangdong Investment Ltd.	122
6	International Power plc	30
1	ITC Holdings Corp.	49
33	National Grid plc	322
8	NextEra Energy, Inc.	485
3	Northeast Utilities	99
24	Osaka Gas Co., Ltd.	95
5	PG&E Corp.	188
1	Pinnacle West Capital Corp.	54
17	Power Grid Corp. of India Ltd.	32
4	Severn Trent plc	83
11	Snam S.p.A.	47
35	Tokyo Gas Co., Ltd.	160
4	Tractebel Energia S.A.	68
3	Xcel Energy, Inc.	83
		3,035
	Total common stocks
	(cost $79,144)	$77,406

PREFERRED STOCKS - 0.2%
	Banks - 0.2%
10	Banco Itau Holding	$190

	Total preferred stocks
	(cost $114)	$190

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
1	GLG Life Technology Corp. ⌂	$—

	Total warrants
	(cost $–)	$—

EXCHANGE TRADED FUNDS - 0.3%
	Other Investment Pools and Funds - 0.3%
5	Industrial Select Sector SPDR Fund	$177
1	SPDR S&P Retail ETF	41

	Total exchange traded funds
	(cost $215)	$218

CORPORATE BONDS - 0.0%
	Petroleum and Coal Products Manufacturing - 0.0%
	Green Plains Renewable Energy
$13	5.75%, 11/01/2015 ۞■	$12

	Total corporate bonds
	(cost $12)	$12

	Total long-term investments
	(cost $79,485)	$77,826

SHORT-TERM INVESTMENTS - 0.9%
Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $262,
	collateralized by GNMA 4.50%, 2041,
	value of $267)
$262	0.04%, 12/30/2011	$262
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $22, collateralized by U.S.
	Treasury Bond 5.38%, 2031, value of $22)
22	0.01%, 12/30/2011	22
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $291,
	collateralized by GNMA 3.50% - 7.00%,
	2035 - 2046, value of $296)
291	0.06%, 12/30/2011	291
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $2, collateralized by U.S.
	Treasury Note 2.75%, 2016, value of $2)
2	0.01%, 12/30/2011	2

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.9% - (continued)
Repurchase Agreements - 0.9% - (continued)
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $112, collateralized by FNMA
	3.00% - 6.50%, 2021 - 2041, value of
	$115)
$112	0.04%, 12/30/2011		$112
			689
	Total short-term investments
	(cost $689)		$689

	Total investments
	(cost $80,174) ▲	100.0%	$78,515
	Other assets and liabilities	—%	—
	Total net assets	100.0%	$78,515

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 46.6% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $81,706 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,811
Unrealized Depreciation	(10,002)
Net Unrealized Depreciation	$(3,191)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $40, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $84, which represents 0.1% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $24, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
02/2011	1	GLG Life Technology Corp. Warrants	$—
06/2011 - 07/2011	116	Sino Forest Corp. Class A	485

At December 31, 2011, the aggregate value of these securities was $40, which represents 0.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

۞	Convertible security.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $17 at December 31, 2011.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	JP Morgan Securities	Sell	$10	$10	01/03/2012	$—
Euro	Deutsche Bank Securities	Buy	45	45	01/04/2012	—
Euro	Deutsche Bank Securities	Sell	32	32	01/04/2012	—
Japanese Yen	BNP Paribas Securities	Buy	51	49	03/15/2012	2
Japanese Yen	JP Morgan Securities	Buy	27	27	02/02/2012	—
Japanese Yen	JP Morgan Securities	Sell	605	604	02/02/2012	(1)
Japanese Yen	JP Morgan Securities	Buy	17	17	01/04/2012	—
Japanese Yen	Standard Chartered Bank	Buy	68	68	02/02/2012	—
Japanese Yen	Standard Chartered Bank	Buy	157	157	03/15/2012	—
Japanese Yen	Westpac International	Buy	330	332	03/15/2012	(2)
Japanese Yen	Westpac International	Sell	538	519	03/15/2012	(19)
Norwegian Krone	State Street Global Markets LLC	Sell	1	1	01/04/2012	—
Swiss Franc	Goldman Sachs	Buy	39	45	02/09/2012	(6)
Swiss Franc	Goldman Sachs	Sell	39	51	02/09/2012	12
						$(14)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

Hartford Global Research HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$1,639	$—	$1,639	$—
Banks	6,906	3,573	3,333	—
Capital Goods	4,544	3,074	1,470	—
Commercial & Professional Services	125	96	29	—
Consumer Durables & Apparel	824	311	513	—
Consumer Services	195	57	138	—
Diversified Financials	3,369	1,812	1,557	—
Energy	9,122	6,611	2,511	—
Food & Staples Retailing	1,801	1,058	743	—
Food, Beverage & Tobacco	6,473	4,123	2,350	—
Health Care Equipment & Services	2,358	2,254	104	—
Insurance	2,414	1,302	1,112	—
Materials	6,879	3,345	3,494	40
Media	1,725	1,440	285	—
Pharmaceuticals, Biotechnology & Life Sciences	5,661	4,398	1,263	—
Real Estate	2,033	1,210	823	—
Retailing	2,226	1,682	544	—
Semiconductors & Semiconductor Equipment	1,298	612	686	—
Software & Services	5,903	5,720	183	—
Technology Hardware & Equipment	3,533	2,895	638	—
Telecommunication Services	3,263	1,686	1,577	—
Transportation	2,080	1,444	636	—
Utilities	3,035	1,494	1,541	—
Total	77,406	50,197	27,169	40
Corporate Bonds	12	—	12	—
Exchange Traded Funds	218	218	—	—
Preferred Stocks	190	190	—	—
Warrants	—	—	—	—
Short-Term Investments	689	—	689	—
Total	$78,515	$50,605	$27,870	$40
Foreign Currency Contracts*	14	—	14	—
Total	$14	$—	$14	$—
Liabilities:
Foreign Currency Contracts*	28	—	28	—
Total	$28	$—	$28	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2011
Assets:
Common Stocks	$—	$(139)	$(522	)†	$—	$616	$(203)	$288	$—	$40
Total	$—	$(139)	$(522)		$—	$616	$(203)	$288	$—	$40

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $(522).

The accompanying notes are an integral part of these financial statements.

13

Hartford Global Research HLS Fund
Statement of Assets and Liabilities
December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $80,174)	$78,515
Cash	2
Foreign currency on deposit with custodian (cost $5)	5
Unrealized appreciation on foreign currency contracts	14
Receivables:
Investment securities sold	158
Fund shares sold	48
Dividends and interest	129
Total assets	78,871
Liabilities:
Unrealized depreciation on foreign currency contracts	28
Payables:
Investment securities purchased	197
Fund shares redeemed	86
Investment management fees	16
Distribution fees	1
Accrued expenses	28
Total liabilities	356
Net assets	$78,515
Summary of Net Assets:
Capital stock and paid-in-capital	$97,834
Undistributed net investment income	828
Accumulated net realized loss	(18,472)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(1,675)
Net assets	$78,515
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$9.02
Shares outstanding	5,851
Net assets	$52,768
Class IB: Net asset value per share	$8.98
Shares outstanding	2,867
Net assets	$25,747

The accompanying notes are an integral part of these financial statements.

14

Hartford Global Research HLS Fund
Statement of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$2,120
Interest	1
Less: Foreign tax withheld	(184)
Total investment income, net	1,937

Expenses:
Investment management fees	856
Distribution fees - Class IB	79
Custodian fees	60
Accounting services fees	15
Board of Directors' fees	3
Audit fees	18
Other expenses	26
Total expenses (before fees paid indirectly)	1,057
Commission recapture	(2)
Total fees paid indirectly	(2)
Total expenses, net	1,055
Net investment income	882

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	8,255
Net realized gain on futures	4
Net realized loss on foreign currency contracts	(171)
Net realized gain on other foreign currency transactions	38
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,126

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(17,780)
Net unrealized depreciation of futures	(2)
Net unrealized appreciation of foreign currency contracts	74
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(17,710)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(9,584)
Net Decrease in Net Assets Resulting from Operations	$(8,702)

The accompanying notes are an integral part of these financial statements.

15

Hartford Global Research HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$882	$937
Net realized gain on investments, other financial instruments and foreign currency transactions	8,126	10,117
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(17,710)	3,166
Net Increase (Decrease) In Net Assets Resulting From Operations	(8,702)	14,220
Distributions to Shareholders:
From net investment income
Class IA	(9)	(780)
Class IB	(4)	(320)
Total distributions	(13)	(1,100)
Capital Share Transactions:
Class IA
Sold	15,571	18,546
Issued on reinvestment of distributions	9	780
Redeemed	(26,693)	(25,084)
Total capital share transactions	(11,113)	(5,758)
Class IB
Sold	6,048	8,413
Issued on reinvestment of distributions	4	320
Redeemed	(13,223)	(15,288)
Total capital share transactions	(7,171)	(6,555)
Net decrease from capital share transactions	(18,284)	(12,313)
Net Increase (Decrease) In Net Assets	(26,999)	807
Net Assets:
Beginning of period	105,514	104,707
End of period	$78,515	$105,514
Undistributed (distribution in excess of) net investment income	$828	$47
Shares:
Class IA
Sold	1,546	2,074
Issued on reinvestment of distributions	1	82
Redeemed	(2,710)	(2,869)
Total share activity	(1,163)	(713)
Class IB
Sold	600	954
Issued on reinvestment of distributions	1	34
Redeemed	(1,338)	(1,738)
Total share activity	(737)	(750)

The accompanying notes are an integral part of these financial statements.

16

Hartford Global Research HLS Fund
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.	Organization:

Hartford Global Research HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily

17

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

18

yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class.

19

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records

20

with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of December 31, 2011, the Fund had no outstanding futures contracts.

21

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$14	$—	$—	$—	$—	$14
Total	$—	$14	$—	$—	$—	$—	$14

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$28	$—	$—	$—	$—	$28
Total	$—	$28	$—	$—	$—	$—	$28

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$4	$—	$—	$4
Net realized loss on foreign currency contracts	—	(171)	—	—	—	—	(171)
Total	$—	$(171)	$—	$4	$—	$—	$(167)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(2)	$—	$—	$(2)
Net change in unrealized appreciation of foreign currency contracts	—	74	—	—	—	—	74
Total	$—	$74	$—	$(2)	$—	$—	$72

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for

22

corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$13	$1,100

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$831
Accumulated Capital and Other Losses*	(16,957)
Unrealized Depreciation†	(3,193)
Total Accumulated Deficit	$(19,319)

* The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

† The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net

23

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(88)
Accumulated Net Realized Gain (Loss)	88

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$16,957
Total	$16,957

As of December 31, 2011, the Fund utilized $7,201 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

24

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Effective January 1, 2012, the accounting services fees based on the Fund’s average daily net assets were increased. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	1.03%
Class IB	1.28

25

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.02%	0.02%
Total Return Excluding Payment from Affiliate	42.10	41.76

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$81,230
Sales Proceeds Excluding U.S. Government Obligations	97,884

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

26

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Hartford Global Research HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended December 31, 2011
IA	$9.94	$0.11	$—	$(1.03)	$(0.92)	$—	$—	$—	$—	$(0.92)	$9.02
IB	9.93	0.09	—	(1.04)	(0.95)	—	—	—	—	(0.95)	8.98

For the Year Ended December 31, 2010
IA	8.67	0.10	—	1.28	1.38	(0.11)	—	—	(0.11)	1.27	9.94
IB	8.66	0.08	—	1.28	1.36	(0.09)	—	—	(0.09)	1.27	9.93

For the Year Ended December 31, 2009
IA	6.16	0.08	—	2.51	2.59	(0.08)	—	—	(0.08)	2.51	8.67
IB	6.15	0.07	—	2.50	2.57	(0.06)	—	—	(0.06)	2.51	8.66

From January 31, 2008 (commencement of operations) through December 31, 2008
IA(F)	10.00	—	—	(3.78)	(3.78)	(0.05)	—	(0.01)	(0.06)	(3.84)	6.16
IB(F)	10.00	(0.08)	—	(3.72)	(3.80)	(0.04)	—	(0.01)	(0.05)	(3.85)	6.15

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Commenced operations on January 31, 2008.
(G)	Not annualized.
(H)	Annualized.
(I)	During the year ended December 31, 2008, the Fund incurred $95.4 million in sales associated with the transition of assets from Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund, which merged into the Fund on August 22, 2008. These sales were excluded from the portfolio turnover rate calculation.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(9.28)%		$52,768	1.03%		1.03%		1.01%		86%
(9.51)		25,747	1.28		1.28		0.76		—

16.01		69,740	1.01		0.98		1.03		92
15.72		35,774	1.26		1.23		0.78		—

42.13	(E)	67,012	1.16		1.06		1.17		124
41.79	(E)	37,695	1.41		1.31		0.93		—

(37.87	)(G)	48,627	1.02	(H)	0.94	(H)	1.29	(H)	335	(I)
(38.01	)(G)	31,008	1.27	(H)	1.19	(H)	0.99	(H)	—

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Harford Global Research HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Global Research HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

30

Hartford Global Research HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

Hartford Global Research HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

32

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

Hartford Global Research HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$860.52	$4.92	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class IB	$1,000.00	$859.43	$6.09	$1,000.00	$1,018.65	$6.61	1.30%	184	365

34

Hartford Global Research HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Global Research HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

35

Hartford Global Research HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

36

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the

37

Hartford Global Research HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-GR11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Growth HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Growth HLS Fund inception 04/30/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/02 – 12/31/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	Since Inception
Growth IA	-8.95%	-0.16%	3.57%
Growth IB	-9.18%	-0.42%	3.32%
Russell 1000 Growth Index	2.64%	2.50%	3.87%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Growth HLS Fund
Manager Discussion (Unaudited)
December 31, 2011

Portfolio Manager
Andrew J. Shilling, CFA
Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Growth HLS Fund returned -8.95% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the Russell 1000 Growth Index, which returned 2.64% for the same period. The Fund also underperformed the -2.38% return of the average fund in the Lipper Large-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The one-year period ending December 31, 2011 was yet another volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

Overall equity market performance was mixed for the period across market capitalizations: large cap equities (+2%) did better than mid caps (-2%) and small caps (-4%), as represented by the S&P 500, S&P MidCap 400, and Russell 2000 indices, respectively. During the twelve-month period seven of ten sectors rose within the Russell 1000 Growth Index, led by Utilities (+20%), Consumer Staples (+15%), and Consumer Discretionary (+5%). Materials (-10%), Industrials (-3%), and Financials (-1%) lagged.

Security selection in Information Technology, Consumer Discretionary, and Materials detracted from the Fund’s relative returns. Sector allocation, a residual of bottom-up stock selection, also modestly detracted from relative performance primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Consumer Staples.

Juniper Networks (Information Technology), Acme Packet (Information Technology), and Exxon Mobil (Energy) were the top detractors from benchmark relative performance during the period. Shares of Juniper Networks, a leading provider of routing and security solutions, fell after the company lowered its revenue guidance due to delayed orders from some of its large telecom services customers. Shares of Acme Packet, a leading provider of session delivery network solutions that enable the delivery of interactive communications, underperformed. The company posted slightly disappointing quarterly earnings due to higher-than-expected operating expenditures. Exxon Mobil, a global integrated energy company, exhibited solid earnings along with an increased focus on organic growth; as a result its stock performed well during the year. Not owning Exxon Mobil detracted from relative returns. Rovi (Information Technology) was also among the top detractors from absolute (i.e. total return) performance returns.

Top contributors to benchmark-relative returns were Green Mountain Coffee (Consumer Staples), Polo Ralph Lauren (Consumer Discretionary), and Alliance Data Systems (Information Technology). Shares of Green Mountain Coffee, the leading provider of single-cup brewers and portion packs for coffee and other beverages, outperformed early in the period. Collaborations with traditional coffee retailers, including Dunkin Donuts and Starbucks, were greeted positively by the market and are expected to expand the market. Shares of Polo Ralph Lauren, a producer of apparel, accessories, fragrances, and home furnishings, rose reflecting the company’s superior brand strength and growth opportunities in Asia. Shares of marketing and customer-loyalty solutions provider Alliance Data Systems outperformed after the company posted solid quarterly earnings and raised its earnings guidance. Apple (Information Technology) and News Corp (Consumer Discretionary) were among the top contributors to absolute returns.

What is the outlook?

In 2011, macroeconomic fears and investors’ desire for safety dominated the equity markets. Not surprisingly, the best performing sectors were the traditionally defensive Utilities, Consumer Staples, and Health Care sectors. In this environment, investors craved low volatility, safety stocks, and the fundamentals of many solid companies were largely ignored. In 2012, we believe we could see greater differentiation among stocks as investors refocus on

3

Hartford Growth HLS Fund
Manager Discussion (Unaudited) – (continued)
December 31, 2011

fundamentals. Barring a catastrophic liquidity event in Europe, we could see some reversion to the mean as the “safety trade” unwinds and investors find bargains in high quality stocks that were painted with the “risk” brush in 2011.

In this environment we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s fundamentals and valuation. In particular, we are focusing on finding what we consider proven companies with attractive valuations, solid fundamentals, and sustainable growth business models. As a result of this bottom up stock selection, at the end of the period our largest overweight positions versus the benchmark were Information Technology and Consumer Discretionary. Consumer Staples and Health Care were the Fund’s largest underweight positions at the end of the period.

Diversification by Industry

as of December 31, 2011

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	3.5%
Capital Goods (Industrials)	8.5
Consumer Durables & Apparel (Consumer Discretionary)	2.9
Consumer Services (Consumer Discretionary)	2.8
Diversified Financials (Financials)	3.9
Energy (Energy)	9.4
Food, Beverage & Tobacco (Consumer Staples)	2.8
Health Care Equipment & Services (Health Care)	4.3
Materials (Materials)	4.0
Media (Consumer Discretionary)	4.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.9
Retailing (Consumer Discretionary)	5.2
Semiconductors & Semiconductor Equipment (Information Technology)	8.0
Software & Services (Information Technology)	16.6
Technology Hardware & Equipment (Information Technology)	18.1
Transportation (Industrials)	1.4
Short-Term Investments	1.3
Other Assets and Liabilities	(0.1)
Total	100.0%

4

Hartford Growth HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8%
	Automobiles & Components - 3.5%
126	Harley-Davidson, Inc.	$4,905
198	Johnson Controls, Inc.	6,197
		11,102
	Capital Goods - 8.5%
92	AMETEK, Inc.	3,866
54	Boeing Co.	3,959
23	Caterpillar, Inc.	2,083
60	Cummins, Inc.	5,306
74	Eaton Corp.	3,240
66	Illinois Tool Works, Inc.	3,066
53	Joy Global, Inc.	3,998
16	PACCAR, Inc.	597
7	Precision Castparts Corp.	1,184
		27,299
	Consumer Durables & Apparel - 2.9%
78	Coach, Inc.	4,749
41	Fossil, Inc. ●	3,291
10	Michael Kors Holdings Ltd. ●	267
6	Ralph Lauren Corp.	810
		9,117
	Consumer Services - 2.8%
75	Las Vegas Sands Corp. ●	3,220
207	MGM Resorts International ●	2,158
79	Starbucks Corp.	3,648
		9,026
	Diversified Financials - 3.9%
39	American Express Co.	1,858
95	Ameriprise Financial, Inc.	4,725
32	BlackRock, Inc.	5,736
		12,319
	Energy - 9.4%
76	Anadarko Petroleum Corp.	5,815
89	Consol Energy, Inc.	3,277
89	ENSCO International plc	4,193
34	EOG Resources, Inc.	3,312
87	National Oilwell Varco, Inc.	5,931
19	Occidental Petroleum Corp.	1,740
87	Schlumberger Ltd.	5,942
		30,210
	Food, Beverage & Tobacco - 2.8%
202	Green Mountain Coffee Roasters, Inc. ●	9,070

	Health Care Equipment & Services - 4.3%
64	Covidien plc	2,866
54	Edwards Lifesciences Corp. ●	3,790
182	Hologic, Inc. ●	3,191
75	UnitedHealth Group, Inc.	3,799
		13,646
	Materials - 4.0%
53	Freeport-McMoRan Copper & Gold, Inc.	1,960
82	Monsanto Co.	5,734
42	Mosaic Co.	2,107
33	Rio Tinto plc ADR	1,623
25	Walter Energy, Inc.	1,526
		12,950
	Media - 4.5%
371	News Corp. Class A	6,624
1,839	Sirius XM Radio, Inc. w/ Rights ●	3,347
118	Walt Disney Co.	4,441
		14,412
	Pharmaceuticals, Biotechnology & Life Sciences - 2.9%
169	Agilent Technologies, Inc. ●	5,889
83	Gilead Sciences, Inc. ●	3,415
		9,304
	Retailing - 5.2%
77	Abercrombie & Fitch Co. Class A	3,784
27	Amazon.com, Inc. ●	4,658
126	Lowe's Co., Inc.	3,200
10	Priceline.com, Inc. ●	4,878
		16,520
	Semiconductors & Semiconductor Equipment - 8.0%
349	Altera Corp.	12,964
149	Analog Devices, Inc.	5,340
164	Broadcom Corp. Class A	4,807
131	Skyworks Solutions, Inc. ●	2,117
13	Texas Instruments, Inc.	386
		25,614
	Software & Services - 16.6%
37	Alliance Data Systems Corp. ●	3,875
90	BMC Software, Inc. ●	2,941
133	Citrix Systems, Inc. ●	8,085
53	Cognizant Technology Solutions Corp. ●	3,420
421	eBay, Inc. ●	12,767
3	Google, Inc. ●	2,125
380	Oracle Corp.	9,752
65	Rovi Corp. ●	1,598
14	Salesforce.com, Inc. ●	1,387
98	Tibco Software, Inc. ●	2,345
92	VeriSign, Inc.	3,287
20	VMware, Inc. ●	1,678
		53,260
	Technology Hardware & Equipment - 18.1%
98	Acme Packet, Inc. ●	3,038
61	Apple, Inc. ●	24,577
387	EMC Corp. ●	8,334
39	F5 Networks, Inc. ●	4,086
248	Juniper Networks, Inc. ●	5,052
141	NetApp, Inc. ●	5,126
140	Qualcomm, Inc.	7,631
		57,844
	Transportation - 1.4%
21	C.H. Robinson Worldwide, Inc.	1,479
67	J.B. Hunt Transport Services, Inc.	3,004
		4,483
	Total common stocks
	(cost $290,940)	$316,176

	Total long-term investments
	(cost $290,940)	$316,176

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $1,608,
	collateralized by GNMA 4.50%, 2041,
	value of $1,641)
$1,608	0.04%, 12/30/2011		$1,608
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $134, collateralized by U.S.
	Treasury Bond 5.38%, 2031, value of $136)
134	0.01%, 12/30/2011		134
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $1,784,
	collateralized by GNMA 3.50% - 7.00%,
	2035 - 2046, value of $1,820)
1,784	0.06%, 12/30/2011		1,784
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $14, collateralized by U.S.
	Treasury Note 2.75%, 2016, value of $14)
14	0.01%, 12/30/2011		14
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $690, collateralized by FNMA
	3.00% - 6.50%, 2021 - 2041, value of $704)
690	0.04%, 12/30/2011		690
			4,230
	Total short-term investments
	(cost $4,230)		$4,230

	Total investments
	(cost $295,170) ▲	100.1%	$320,406
	Other assets and liabilities	(0.1)%	(450)
	Total net assets	100.0%	$319,956

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 1.8% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $296,263 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$47,016
Unrealized Depreciation	(22,873)
Net Unrealized Appreciation	$24,143

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Growth HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$316,176	$316,176	$—	$—
Short-Term Investments	4,230	—	4,230	—
Total	$320,406	$316,176	$4,230	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth HLS Fund
Statement of Assets and Liabilities
December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $295,170)	$320,406
Cash	1
Receivables:
Fund shares sold	167
Dividends and interest	199
Total assets	320,773
Liabilities:
Payables:
Fund shares redeemed	728
Investment management fees	56
Distribution fees	4
Accrued expenses	29
Total liabilities	817
Net assets	$319,956
Summary of Net Assets:
Capital stock and paid-in-capital	$348,684
Undistributed net investment income	—
Accumulated net realized loss	(53,964)
Unrealized appreciation of investments	25,236
Net assets	$319,956
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$10.92
Shares outstanding	22,296
Net assets	$243,509
Class IB: Net asset value per share	$10.73
Shares outstanding	7,128
Net assets	$76,447

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth HLS Fund
Statement of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$3,454
Interest	3
Less: Foreign tax withheld	(17)
Total investment income, net	3,440

Expenses:
Investment management fees	3,051
Transfer agent fees	5
Distribution fees - Class IB	240
Custodian fees	8
Accounting services fees	39
Board of Directors' fees	10
Audit fees	14
Other expenses	89
Total expenses (before fees paid indirectly)	3,456
Commission recapture	(6)
Total fees paid indirectly	(6)
Total expenses, net	3,450
Net investment loss	(10)

Net Realized Gain on Investments:
Net realized gain on investments	37,324
Net Realized Gain on Investments	37,324

Net Changes in Unrealized Depreciation of Investments:	)
Net unrealized depreciation of investments	(68,361)
Net Changes in Unrealized Depreciation of Investments	(68,361)
Net Loss on Investments	(31,037)
Net Decrease in Net Assets Resulting from Operations	$(31,047)

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth HLS Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income (loss)	$(10)	$539
Net realized gain on investments	37,324	30,396
Net unrealized appreciation (depreciation) of investments	(68,361)	32,180
Net Increase (Decrease) In Net Assets Resulting From Operations	(31,047)	63,115
Distributions to Shareholders:
From net investment income
Class IA	(460)	(74)
Class IB	—	(26)
Total distributions	(460)	(100)
Capital Share Transactions:
Class IA
Sold	50,505	43,139
Issued in merger	—	54,822
Issued on reinvestment of distributions	460	74
Redeemed	(100,832)	(70,148)
Total capital share transactions	(49,867)	27,887
Class IB
Sold	13,615	14,660
Issued in merger	—	23,402
Issued on reinvestment of distributions	—	26
Redeemed	(38,523)	(31,714)
Total capital share transactions	(24,908)	6,374
Net increase (decrease) from capital share transactions	(74,775)	34,261
Net Increase (Decrease) In Net Assets	(106,282)	97,276
Net Assets:
Beginning of period	426,238	328,962
End of period	$319,956	$426,238
Undistributed (distribution in excess of)
net investment income	$—	$520
Shares:
Class IA
Sold	4,162	4,106
Issued in merger	—	5,038
Issued on reinvestment of distributions	41	8
Redeemed	(8,326)	(6,806)
Total share activity	(4,123)	2,346
Class IB
Sold	1,144	1,394
Issued in merger	—	2,184
Issued on reinvestment of distributions	—	3
Redeemed	(3,227)	(3,095)
Total share activity	(2,083)	486

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth HLS Fund
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.    Organization:

Hartford Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.    Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the

11

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

12

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

13

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.    Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

4.    Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

14

5.    Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$460	$100

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(52,871)
Unrealized Appreciation†	24,143
Total Accumulated Deficit	$(28,728)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

15

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(50)
Accumulated Net Realized Gain (Loss)	67
Capital Stock and Paid-in-Capital	(17)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$52,871
Total	$52,871

As of December 31, 2011, the Fund utilized $35,277 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.    Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington

16

Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $250 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.82%
Class IB	1.07

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the

17

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.    Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$143,879
Sales Proceeds Excluding U.S. Government Obligations	222,061

8.    Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

9.    Fund Merger:

Reorganization of Hartford Fundamental Growth HLS Fund into Hartford Growth HLS Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, Hartford Fundamental Growth HLS Fund (“Target Fund”), into another series of the Company, Hartford Growth HLS Fund (“Acquiring Fund”) (the

“Reorganization”). The Reorganization did not require shareholder approval by the shareholders of the Target Fund or the Acquiring Fund.

Pursuant to the Reorganization Agreement, on April 16, 2010, each holder of Class IA and Class IB shares of the Target Fund became the owner of full and fractional shares of the corresponding class in the Aquiring Fund having an equal aggregate value.

18

The merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on Merger Date	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class IA	$54,822	$254,913	$309,735	6,125	5,038
Class IB	23,402	90,981	114,383	2,627	2,184
Total	$78,224	$345,894	$424,118	8,752	7,222

10.  Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.  Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

Hartford Growth HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments fom	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Afiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Year Ended December 31, 2011
IA	$12.02	$0.01	$—	$(1.09)	$(1.08)	$(0.02)	$—	$—	$(0.02)	$(1.10)	$10.92
IB	11.81	(0.03)	—	(1.05)	(1.08)	—	—	—	—	(1.08)	10.73

For the Year Ended December 31, 2010(E)
IA	10.07	0.02	—	1.93	1.95	—	—	—	—	1.95	12.02
IB	9.92	—	—	1.89	1.89	—	—	—	—	1.89	11.81

For the Year Ended December 31, 2009
IA	7.53	0.04	—	2.54	2.58	(0.04)	—	—	(0.04)	2.54	10.07
IB	7.42	0.02	—	2.49	2.51	(0.01)	—	—	(0.01)	2.50	9.92

For the Year Ended December 31, 2008
IA	13.39	0.03	—	(5.47)	(5.44)	(0.03)	(0.39)	—	(0.42)	(5.86)	7.53
IB	13.18	—	—	(5.37)	(5.37)	—	(0.39)	—	(0.39)	(5.76)	7.42

For the Year Ended December 31, 2007
IA	12.32	0.01	—	2.01	2.02	—	(0.95)	—	(0.95)	1.07	13.39
IB	12.17	(0.02)	—	1.98	1.96	—	(0.95)	—	(0.95)	1.01	13.18

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	During the year ended December 31, 2010, the Fund incurred $49.9 million in sales associated with the transition of assets from Hartford Fundamental Growth HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.

20

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income	Portfolio Turnover
Total Return(B)	Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	(Loss) to Average Net Assets	Rate(D)

(8.95)%	$243,509	0.82%	0.82%	0.06%	37%
(9.18)	76,447	1.07	1.07	(0.19)	—

19.37	317,464	0.84	0.84	0.21	74	(F)
19.07	108,774	1.09	1.09	(0.04)	—

34.24	242,406	0.88	0.88	0.44	85
33.90	86,556	1.13	1.13	0.20	—

(41.79)	203,993	0.84	0.84	0.27	93
(41.93)	81,720	1.09	1.09	0.02	—

16.78	388,985	0.83	0.83	0.11	101
16.49	189,987	1.08	1.08	(0.14)	—

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Growth HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Growth HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 13, 2012

22

Hartford Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

Hartford Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

24

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Hartford Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2011	Beginning	Account Value	June 30, 2011	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2011	2011	December 31, 2011	June 30, 2011	2011	December 31, 2011	ratio	year	year
Class IA	$1,000.00	$845.56	$3.81	$1,000.00	$1,021.07	$4.18	0.82%	184	365
Class IB	$1,000.00	$844.47	$4.97	$1,000.00	$1,019.81	$5.45	1.07%	184	365

26

Hartford Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

27

Hartford Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

28

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

29

Hartford Growth HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-G11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Healthcare HLS Fund*

2011 Annual Report
December 31, 2011

*Prior to August 5, 2011, Hartford Healthcare HLS Fund was known as Hartford Global Health HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Healthcare HLS Fund

(formerly Hartford Global Health HLS Fund)

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Healthcare HLS Fund inception 05/01/2000
(formerly Hartford Global Health HLS Fund)
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 12/31/01 - 12/31/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Healthcare IA	8.54%	2.42%	5.73%
Healthcare IB	8.27%	2.16%	5.47%
S&P 500 Index	2.09%	-0.25%	2.92%
S&P North American Health Care Sector Index	11.62%	3.71%	3.90%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Manager Discussion (Unaudited)
December 31, 2011

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst

How did the Fund perform?

The Class IA shares of the Hartford Healthcare HLS Fund returned 8.54% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the S&P North American Health Care Sector Index, which returned 11.62% and outperforming the S&P 500 Index, which returned 2.09% for the same period. The Fund outperformed the 7.48% return of the average fund in the Lipper Health and Biotechnology VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health Care stocks (+12%) outperformed both the broader U.S. market (+2%) and the world market (-5%), as measured by the S&P North American Health Care Sector Index, S&P 500, and MSCI World Indexes respectively. Within the S&P North American Health Care Index, three sub-sectors posted positive returns - Major Pharmaceuticals (+19%), Specialty Pharmaceuticals/Biotechnology (+17%), and Health Services (+12%). Returns within Medical Technology (0%) were flat for the quarter.

During the period stock selection, particularly in Medical Technology and Major Pharmaceuticals, detracted from relative results. Sector allocation, a fallout of our bottom-up (i.e. stock by stock fundamental research) investment process, modestly detracted from relative performance, mainly due to our underweight position (i.e. the Fund’s sector position was less than the benchmark position) in Pharmaceuticals and overweight position in Health Services.

Shionogi, Teva Pharmaceuticals, and Exelixis were the largest detractors from both relative and absolute performance. Japan-based pharmaceutical company Shionogi saw its shares drop as the company again announced a downward revision in earnings for its US subsidiary. Investors also seemed to be worried about the potentially negative impact to margins as the company has to invest in product development to replace lost Crestor sales due to the availability of a generic Lipitor. Global pharmaceutical company Teva Pharmaceuticals’ share price fell due to disappointing results from phase III trials for a new multiple sclerosis candidate, Bravo. Shares of Exelixis, a biotechnology company committed to developing small molecule therapies for cancer treatment, were pressured down after it was reported that six deaths occurred during trials of the company’s cancer treatment, Cabozantinib, raising concerns about the drug’s efficacy.

Elan, Pharmasset, and Abiomed were the top contributors to benchmark-relative performance during the period. Elan, a biotechnology company specializing in neuroscience, saw its stock rise as investors remain optimistic over continued revenue growth from Tysabri, a drug for the treatment of multiple sclerosis and Crohn’s disease. Shares of Pharmasset, which focuses on the discovery, development, and commercialization of novel drugs to treat viral infections, rose after it was acquired by Gilead Sciences in November. Also aiding Pharmasset was the potential of its Hepatitis C medicines. Shares of Abiomed, a provider of medical devices in circulatory support, rose following the announcement that the early usage of their drug Impella 2.5 improves survival in shock patients. Insurance company UnitedHealth Group was among the top absolute (i.e. total return) contributors during the period.

What is the outlook?

While Health Care stocks finished the year ahead of the broader market, the sector did give back some gains during the fourth quarter due to concerns over the U.S. federal deficit reduction plan. The U.S. Health Care industry is expected to be subject to a 2% across the board reduction in Medicare reimbursement with the inability of the Congressional super committee to reach a compromise in November. Medicaid and commercial reimbursement will not be affected. Given the magnitude of the Health Care cost problem in the U.S., combined with our view that the Patient Protection and Affordable Care Act (PPACA) does very little to address the issue, we have long believed that Health Care stocks will be subject to escalating reimbursement pressure in the years to come. That said, despite this pressure, we also believe that there will always be demand for, and reimbursement of, truly innovative Health Care products and services. In other words, while the bar has been raised we believe returns will accrue to companies able to offer clinical evidence attesting to the superiority of their products and services. This is one of the key tenets upon which we have structured our Fund.

The U.S. Supreme Court will rule on the constitutionality of the Health Care reform legislation in 2012. Thus far, six courts have ruled on the constitutionality of the individual mandate, with three ruling in favor of it and three against it. While uncertainty will remain over the final design of the legislation,

3

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Manager Discussion (Unaudited) – (continued)
December 31, 2011

we expect the Obama administration to continue to enact the legislation in a generally industry-friendly manner.

We expect the roll-out of health care reform in the U.S. to be an evolutionary process. While we are confident with our Fund positioning, we will continue to closely monitor industry developments and make adjustments to the portfolio as needed. Against this backdrop, the Fund ended the period most overweight the Specialty Pharmaceuticals/Biotechnology sub-sector and most underweight the Major Pharmaceuticals sub-sector relative to the benchmark.

Diversification by Industry
as of December 31, 2011

Industry	Percentage of Net Assets
Biotechnology	19.6%
Drug Retail	3.4
Health Care Distributors	7.3
Health Care Equipment	16.0
Health Care Facilities	1.0
Health Care Technology	0.3
Life Sciences Tools & Services	5.2
Managed Health Care	14.3
Pharmaceuticals	32.9
Short-Term Investments	0.0
Other Assets and Liabilities	0.0
Total	100.0%

4

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.0%
	Biotechnology - 19.6%
89	3SBio, Inc. ADR ●	$913
98	Achillion Pharmaceuticals, Inc. ●	749
35	Acorda Therapeutics, Inc. ●	842
164	Alkermes plc ●	2,853
201	Amylin Pharmaceuticals, Inc. ●	2,292
87	Ardea Biosciences, Inc. ●	1,464
91	Arena Pharmaceuticals, Inc. ●	170
38	Biogen Idec, Inc. ●	4,193
47	Celgene Corp. ●	3,164
215	Exelixis, Inc. ●	1,016
120	Immunogen, Inc. ●	1,391
102	Incyte Corp. ●	1,538
60	Ironwood Pharmaceuticals, Inc. ●	719
56	Momenta Pharmaceuticals, Inc. ●	977
72	NPS Pharmaceuticals, Inc. ●	476
41	Onyx Pharmaceuticals, Inc. ●	1,802
41	Pharmasset, Inc. ●	5,192
81	Progenics Pharmaceuticals, Inc. ●	691
52	Regeneron Pharmaceuticals, Inc. ●	2,893
83	Rigel Pharmaceuticals, Inc. ●	654
141	Seattle Genetics, Inc. ●	2,357
15	Targacept, Inc. ●	82
		36,428
	Drug Retail - 3.4%
153	CVS Caremark Corp.	6,246

	Health Care Distributors - 7.3%
128	Cardinal Health, Inc.	5,207
108	McKesson Corp.	8,383
		13,590
	Health Care Equipment - 16.0%
175	Abiomed, Inc. ●	3,229
131	China Medical Technologies, Inc. ADR ●	373
108	Covidien plc	4,857
35	Dexcom, Inc. ●	330
20	DiaSorin S.p.A.	504
39	Heartware International, Inc. ●	2,663
71	Hologic, Inc. ●	1,250
164	Medtronic, Inc.	6,262
93	St. Jude Medical, Inc.	3,180
128	Stereotaxis, Inc. ●	105
29	Stryker Corp.	1,456
58	Tornier N.V. ●	1,040
2,557	Trauson Holdings Co., Ltd.	578
79	Volcano Corp. ●	1,882
40	Zimmer Holdings, Inc. ●	2,126
		29,835
	Health Care Facilities - 1.0%
33	HCA Holdings, Inc. ●	727
106	Vanguard Health Systems, Inc. ●	1,083
		1,810
	Health Care Technology - 0.3%
32	Allscripts Healthcare Solutions, Inc. ●	602

	Life Sciences Tools & Services - 5.2%
92	Agilent Technologies, Inc. ●	3,203
21	Life Technologies Corp. ●	817
84	PAREXEL International Corp. ●	1,734
74	Thermo Fisher Scientific, Inc. ●	3,341
7	Waters Corp. ●	548
		9,643
	Managed Health Care - 14.3%
133	Aetna, Inc.	5,599
84	CIGNA Corp.	3,545
246	UnitedHealth Group, Inc.	12,442
44	Wellcare Health Plans, Inc. ●	2,300
41	Wellpoint, Inc.	2,684
		26,570
	Pharmaceuticals - 32.9%
10	Alk-Abello A/S	572
61	Almirall S.A.	416
27	AstraZeneca plc ADR	1,245
40	Auxilium Pharmaceuticals, Inc. ●	801
115	Bristol-Myers Squibb Co.	4,056
81	Cadence Pharmaceuticals, Inc. ●	321
176	Daiichi Sankyo Co., Ltd.	3,492
27	Dr. Reddy's Laboratories Ltd. ADR	780
93	Eisai Co., Ltd.	3,838
476	Elan Corp. plc ADR ●	6,542
33	Eli Lilly & Co.	1,359
170	Forest Laboratories, Inc. ●	5,141
13	Hospira, Inc. ●	380
141	Medicines Co. ●	2,636
168	Merck & Co., Inc.	6,322
108	Mylan, Inc. ●	2,322
10	Ono Pharmaceutical Co., Ltd.	555
72	Optimer Pharmaceuticals, Inc. ●	875
27	Pacira Pharmaceuticals, Inc. ●	233
195	Pfizer, Inc.	4,215
8	Roche Holding AG	1,371
6	Salix Pharmaceuticals Ltd. ●	286
264	Shionogi & Co., Ltd.	3,389
27	Simcere Pharmaceutical Group ●	252
118	Teva Pharmaceutical Industries Ltd. ADR	4,762
45	UCB S.A.	1,883
47	Watson Pharmaceuticals, Inc. ●	2,818
73	Xenoport, Inc. ●	280
		61,142
	Total common stocks
	(cost $174,652)	$185,866

	Total long-term investments
	(cost $174,652)	$185,866

SHORT-TERM INVESTMENTS - 0.0%
	Repurchase Agreements - 0.0%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $32,
	collateralized by GNMA 4.50%, 2041,
	value of $33)
$32	0.04%, 12/30/2011	$32

The accompanying notes are an integral part of these financial statements.

5

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.0% - (continued)
	Repurchase Agreements - 0.0% - (continued)
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $3, collateralized by U.S.
	Treasury Bond 5.38%, 2031, value of $3)
$3	0.01%, 12/30/2011		$3
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/03/2012 in the amount of $36,
	collateralized by GNMA 3.50% - 7.00%,
	2035 - 2046, value of $37)
36	0.06%, 12/30/2011		36
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $-, collateralized by U.S.
	Treasury Note 2.75%, 2016, value of $-)
—	0.01%, 12/30/2011		—
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/03/2012 in the
	amount of $14, collateralized by FNMA
	3.00% - 6.50%, 2021 - 2041, value of $14)
14	0.04%, 12/30/2011		14
			85
	Total short-term investments
	(cost $85)		$85

	Total investments
	(cost $174,737) ▲	100.0%	$185,951
	Other assets and liabilities	–%	70
	Total net assets	100.0%	$186,021

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 19.0% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $176,127 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,226
Unrealized Depreciation	(18,402)
Net Unrealized Appreciation	$9,824

●	Non-income producing.

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	JP Morgan Securities	Sell	$6,368	$6,352	02/02/2012	$(16)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Investment Valuation Hierarchy Level Summary
December 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$185,866	$169,268	$16,598	$—
Short-Term Investments	85	—	85	—
Total	$185,951	$169,268	$16,683	$—
Liabilities:
Foreign Currency Contracts *	16	—	16	—
Total	$16	$—	$16	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Statement of Assets and Liabilities
December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $174,737)	$185,951
Cash	—
Receivables:
Investment securities sold	574
Fund shares sold	72
Dividends and interest	161
Total assets	186,758
Liabilities:
Unrealized depreciation on foreign currency contracts	16
Payables:
Investment securities purchased	341
Fund shares redeemed	321
Investment management fees	35
Distribution fees	3
Accrued expenses	21
Total liabilities	737
Net assets	$186,021
Summary of Net Assets:
Capital stock and paid-in-capital	$182,669
Undistributed net investment income	578
Accumulated net realized loss	(8,426)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	11,200
Net assets	$186,021
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$15.07
Shares outstanding	9,097
Net assets	$137,088
Class IB: Net asset value per share	$14.74
Shares outstanding	3,320
Net assets	$48,933

The accompanying notes are an integral part of these financial statements.

8

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Statement of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$2,506
Interest	1
Less: Foreign tax withheld	(65)
Total investment income, net	2,442

Expenses:
Investment management fees	1,677
Transfer agent fees	5
Distribution fees - Class IB	136
Custodian fees	9
Accounting services fees	20
Board of Directors' fees	4
Audit fees	10
Other expenses	68
Total expenses (before fees paid indirectly)	1,929
Commission recapture	(3)
Total fees paid indirectly	(3)
Total expenses, net	1,926
Net investment income	516

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	21,172
Net realized loss on foreign currency contracts	(927)
Net realized gain on other foreign currency transactions	11
Net Realized Gain on Investments and Foreign Currency Transactions	20,256

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(6,290)
Net unrealized appreciation of foreign currency contracts	654
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(5,636)
Net Gain on Investments and Foreign Currency Transactions	14,620
Net Increase in Net Assets Resulting from Operations	$15,136

The accompanying notes are an integral part of these financial statements.

9

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$516	$958
Net realized gain on investments and foreign currency transactions	20,256	6,222
Net unrealized appreciation (depreciation) of investments	(5,636)	5,944
Net Increase In Net Assets Resulting From Operations	15,136	13,124
Distributions to Shareholders:
From net investment income
Class IA	(68)	(235)
Class IB	—	(15)
Total distributions	(68)	(250)
Capital Share Transactions:
Class IA
Sold	30,285	15,131
Issued on reinvestment of distributions	68	235
Redeemed	(41,445)	(41,364)
Total capital share transactions	(11,092)	(25,998)
Class IB
Sold	11,253	7,720
Issued on reinvestment of distributions	—	15
Redeemed	(21,415)	(19,685)
Total capital share transactions	(10,162)	(11,950)
Net decrease from capital share transactions	(21,254)	(37,948)
Net Decrease In Net Assets	(6,186)	(25,074)
Net Assets:
Beginning of period	192,207	217,281
End of period	$186,021	$192,207
Undistributed (distribution in excess of) net investment income	$578	$737
Shares:
Class IA
Sold	1,950	1,133
Issued on reinvestment of distributions	5	17
Redeemed	(2,753)	(3,124)
Total share activity	(798)	(1,974)
Class IB
Sold	747	593
Issued on reinvestment of distributions	—	1
Redeemed	(1,449)	(1,520)
Total share activity	(702)	(926)

The accompanying notes are an integral part of these financial statements.

10

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.	Organization:

Hartford Healthcare HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

11

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

12

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

13

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to

14

the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$16	$—	$—	$—	$—	$16
Total	$—	$16	$—	$—	$—	$—	$16

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(927)	$—	$—	$—	$—	$(927)
Total	$—	$(927)	$—	$—	$—	$—	$(927)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$654	$—	$—	$—	$—	$654
Total	$—	$654	$—	$—	$—	$—	$654

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.
15

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$68	$250

16

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$650
Accumulated Capital and Other Losses*	(7,124)
Unrealized Appreciation†	9,826
Total Accumulated Earnings	$3,352

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(607)
Accumulated Net Realized Gain (Loss)	607

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$7,124
Total	$7,124

As of December 31, 2011, the Fund utilized $17,252 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

17

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $4.5 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

18

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.91%
Class IB	1.16

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	22.70	22.39

19

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$88,770
Sales Proceeds Excluding U.S. Government Obligations	110,660

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

20

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21

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Financial Highlights
– Selected Per-Share Data – (A)

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Year Ended December 31, 2011
IA	$13.89	$0.06	$—	$1.13	$1.19	$(0.01)	$—	$—	$(0.01)	$1.18	$15.07
IB	13.61	0.02	—	1.11	1.13	—	—	—	—	1.13	14.74

For the Year Ended December 31, 2010
IA	12.99	0.08	—	0.84	0.92	(0.02)	—	—	(0.02)	0.90	13.89
IB	12.74	0.04	—	0.83	0.87	—	—	—	—	0.87	13.61

For the Year Ended December 31, 2009
IA	10.66	0.07	—	2.35	2.42	(0.07)	(0.02)	—	(0.09)	2.33	12.99
IB	10.46	0.03	—	2.31	2.34	(0.04)	(0.02)	—	(0.06)	2.28	12.74

For the Year Ended December 31, 2008
IA	15.39	0.06	—	(3.99)	(3.93)	(0.06)	(0.74)	—	(0.80)	(4.73)	10.66
IB	15.11	0.02	—	(3.91)	(3.89)	(0.02)	(0.74)	—	(0.76)	(4.65)	10.46

For the Year Ended December 31, 2007
IA	16.84	0.03	—	0.99	1.02	(0.02)	(2.45)	—	(2.47)	(1.45)	15.39
IB	16.59	(0.02)	—	0.99	0.97	—	(2.45)	—	(2.45)	(1.48)	15.11

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

– Ratios and Supplemental Data –

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Net Investment Income	Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)	Assets After Waivers(C)	(Loss) to Average Net Assets	Rate(D)

8.54%		$137,088	0.91%	0.91%	0.33%	45%
8.27		48,933	1.16	1.16	0.08	–

7.10		137,454	0.90	0.90	0.55	32
6.84		54,753	1.15	1.15	0.30	–

22.72	(E)	154,216	0.91	0.91	0.51	73
22.41	(E)	63,065	1.16	1.16	0.26	–

(25.56)		179,087	0.88	0.88	0.42	57
(25.75)		62,080	1.13	1.13	0.17	–

6.12		289,561	0.87	0.87	0.16	39
5.86		105,898	1.12	1.12	(0.09)	–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Healthcare HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Healthcare HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

February 13, 2012

24

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
		Ending	during the period		Ending	during the period		the	Days
	Beginning	Account Value	June 30, 2011	Beginning	Account Value	June 30, 2011	Annualized	current	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	1/2	full
	June 30, 2011	2011	December 31, 2011	June 30, 2011	2011	December 31, 2011	ratio	year	year
Class IA	$1,000.00	$916.77	$4.40	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class IB	$1,000.00	$915.61	$5.60	$1,000.00	$1,019.36	$5.90	1.16%	184	365

28

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Healthcare HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

30

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-HC11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford High Yield HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford High Yield HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford High Yield HLS Fund inception 09/30/1998

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 12/31/01 - 12/31/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
High Yield IA	4.69%	7.05%	7.00%
High Yield IB	4.44%	6.79%	6.73%
Barclays Capital U.S. Corporate High-Yield Index	4.98%	7.54%	8.85%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Barclays Capital U.S. Corporate High-Yield Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford High Yield HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Carlos Feged, CFA	James Serhant, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA Shares of the Hartford High Yield HLS Fund returned 4.69% for the twelve-month period ended December 31, 2011, underperforming its benchmark the Barclays Capital U.S. High Yield Index returned 4.98%, and outperforming the Lipper High Current Yield VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 3.35%.

Why did the Fund perform this way?

While the performance of the High Yield market was close to our 6-7% expectation for 2011, the volatility experienced in achieving this return was much higher than we expected.  With one eye on Global Macro issues, including the European debt crisis, the United States debt ceiling debate and the global growth outlook, and another on the more traditional drivers of High Yield performance, including corporate earnings and balance sheets, the market has been whipsawed in unusual fashion over the last 12 months. Indeed, the monthly volatility of the High Yield market over the period was 40% higher than normal, with a monthly volatility of 2.8% compared to a historical average of 2% for the market and 2.3% in years with a similar return profile.

The Fund had mixed security selection across the major industry sectors. Information Technology and Telecommunication Services saw the best security selection with the Fund’s holdings outpacing the index holdings based on the strength of strong security choices and weightings within the Level 3 Communications and First Data issuer complexes. Other strong issuer contributors were MGM Resorts, benefitting from an economic rebound on the Las Vegas strip; SpringLeaf Finance Corporation (fka American General Finance) whose volatility provided meaningful trading opportunities; and a large position in a unique Term Loan of Easton Bell Sports.

In 2011, we had poor security selection within the Consumer Staples sector which was hurt by a late-year sell-off in one of our long-term core holdings, American Seafood Group LLC. While 2011 was a disappointing year for the company due to a confluence of the Japanese tsunami reducing demand as well as cyclical dynamics in the seafood industry, we believe these to be one-off events and expect results to improve in 2012. The biggest overall drags on performance at the issuer level came from our positioning on convertible bonds in the auto sector, which included General Motors, TRW Automotive and Dana Corporation. Entering the year our view was that healthy balance sheets in the Automotive sector were likely to be deployed in shareholder friendly actions. We believed equities stood to gain disproportionately from these actions as Automotive bonds presented paltry yields and re-leveraging risk. As a result, we felt that there was better value in convertible bonds. We were wrong. Automotive bonds outperformed the High Yield market as strong balance sheets were kept intact and shielded fixed income investors from a deteriorating macroeconomic environment that led to significant equity market declines. We are not yet giving up on this theme and look to earnings announcements and capital returns to shareholders to be likely catalysts for improved performance in 2012.

What is the outlook?

The market rallied into year-end, posting a 2.66% return for December, recovering November’s decline and a little more. The dollar price of 97.92 is up more than seven points from the early October low and back to well above the historical average and median dollar price of 90.65 and 93.02, respectively. At these levels, the market is pricing in a 7% default rate for 2012, up from a 4.5% default rate expectation a year ago. So, despite the fact that actual defaults came in at only 1.7%, materially lower than what was priced in a year ago (and even lower than our 2% forecast), spreads widened in anticipation of higher default rates beyond 2011. We anticipate defaults could tick-up to the 3-4% area, primarily due to the risk of a very large default in the space, but expect it will remain well below what is priced in.

We expect market volatility will likely remain somewhat more elevated than normal. While Europe has not solved its long-term problems by any stretch, they seem to have bought enough time and continue to iterate toward a longer-term solution. Indeed, the Europeans do seem to have begun to successfully navigate the all important first half of 2012 refunding hurdle by using the European Central Bank’s new liquidity programs, which has helped to spur successful Spanish and Italian bond auctions. This is positive and the markets have begun to respond favorably. And while we believe a recession in Europe is underway, companies seem to be weathering the storm better than most expect as suggested by recent comments from the CEO of Avis and the operational update from Ineos Chemical Holdings. Economic data in the U.S. has continued to steadily improve, and while still weak for a recovery, suggests that growth will likely be in the 2-3% range for 2012. In this environment, spreads may continue to tighten meaningfully by year-end,

3

Hartford High Yield HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

driven by improved clarity on both the European and domestic political fronts. As these become clearer, we believe the High Yield market will come to accept that the default peak will be meaningfully below that of the last cycle, and expect spreads to potentially tighten into the 600bps area. If this happens, we expect that the High Yield market would likely deliver high single digit returns for 2012.

Distribution by Credit Quality

as of December 31, 2011

Credit Rating *	Percentage of Net Assets
Baa / BBB	2.6
Ba / BB	17.6
B	46.7
Caa / CCC or Lower	23.4
Unrated	3.1
U.S. Government Agencies and Securities	5.4
Non Debt Securities and Other Short-Term Instruments	1.0
Other Assets & Liabilities	0.2
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Security Type

as of December 31, 2011

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.5%
Common Stocks	0.3
Corporate Bonds	85.1
Preferred Stocks	0.7
Senior Floating Rate Interests	7.8
U.S. Government Securities	5.3
Warrants	0.0
Short-Term Investments	0.1
Other Assets and Liabilities	0.2
Total	100.0%

Diversification by Industry

as of December 31, 2011

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	3.5%
Administrative Waste Management and Remediation	1.2
Agriculture, Forestry, Fishing and Hunting	0.7
Air Transportation	1.0
Apparel Manufacturing	0.5
Arts, Entertainment and Recreation	9.4
Chemical Manufacturing	1.7
Computer and Electronic Product Manufacturing	2.3
Construction	1.1
Educational Services	0.3
Fabricated Metal Product Manufacturing	0.3
Finance and Insurance	12.1
Food Manufacturing	0.4
Food Services	0.6
Health Care and Social Assistance	5.7
Information	10.7
Machinery Manufacturing	0.6
Mining	1.9
Miscellaneous Manufacturing	1.2
Motor Vehicle & Parts Manufacturing	4.4
Paper Manufacturing	1.2
Petroleum and Coal Products Manufacturing	7.5
Pipeline Transportation	2.5
Plastics and Rubber Products Manufacturing	0.9
Primary Metal Manufacturing	0.8
Printing and Related Support Activities	0.9
Professional, Scientific and Technical Services	2.6
Rail Transportation	0.5
Real Estate and Rental and Leasing	2.5
Retail Trade	6.6
Soap, Cleaning Compound, and Toilet Manufacturing	0.5
Textile Product Mills	0.4
Transit and Ground Passenger Transportation	0.4
Truck Transportation	0.9
Utilities	3.9
Water Transportation	0.8
Wholesale Trade	0.9
Total	93.4%
Equity Securities
Automobiles & Components	0.7
Energy	0.3
Food, Beverage & Tobacco	0.0
Software & Services	0.0
Total	1.0%
U.S. Government Securities	5.3
Short-Term Investments	0.1
Other Assets and Liabilities	0.2
Total	100.0%

4

Hartford High Yield HLS Fund
Schedule of Investments
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
	Finance and Insurance - 0.5%
	Banc of America Large Loan
$3,905	2.03%, 11/15/2015 ■Δ	$3,529
	Soundview NIM Trust
2,490	0.00%, 12/25/2036 ⌂■●	—
		3,529

	Total asset & commercial mortgage backed securities
	(cost $6,296)	$3,529

CORPORATE BONDS - 85.1%
	Accommodation and Food Services - 3.5%
	Marina District Finance Co., Inc.
$2,653	9.50%, 10/15/2015	$2,480
	MGM Mirage, Inc.
11,546	11.13%, 11/15/2017	13,162
	MGM Resorts International
6,168	11.38%, 03/01/2018	6,785
	Wynn Las Vegas LLC
2,424	7.75%, 08/15/2020	2,691
		25,118
	Administrative Waste Management and Remediation - 1.2%
	Energy Solutions, Inc. LLC
3,021	10.75%, 08/15/2018	2,828
	Iron Mountain, Inc.
2,641	7.75%, 10/01/2019	2,790
	TransUnion LLC
2,440	11.38%, 06/15/2018	2,788
		8,406
	Agriculture, Forestry, Fishing and Hunting - 0.7%
	American Seafood Group LLC
3,577	10.75%, 05/15/2016 ■	3,184
2,171	15.00%, 05/15/2017 ■Þ	1,619
		4,803
	Air Transportation - 0.5%
	United Air Lines, Inc.
3,502	9.88%, 08/01/2013 ■	3,581

	Apparel Manufacturing - 0.5%
	Quiksilver, Inc.
3,502	6.88%, 04/15/2015	3,252

	Arts, Entertainment and Recreation - 8.0%
	CCO Holdings LLC
777	7.38%, 06/01/2020	820
	Cenveo, Inc.
3,163	8.88%, 02/01/2018	2,760
	Cequel Communication LLC
2,431	8.63%, 11/15/2017 ■	2,577
	Clubcorp Club Operations, Inc.
3,676	10.00%, 12/01/2018	3,529
	Downstream Development Authority
2,668	10.50%, 07/01/2019 ■	2,521
	FireKeepers Development Authority
6,779	13.88%, 05/01/2015 ■	7,694
	First Data Corp.
5,189	10.55%, 09/24/2015 Þ	4,949
	Knight Ridder, Inc.
10,621	6.88%, 03/15/2029	5,311
	McClatchy Co.
4,252	11.50%, 02/15/2017	4,114
	NAI Entertainment Holdings LLC
1,494	8.25%, 12/15/2017 ■	1,580
	TL Acquisitions, Inc.
6,725	10.50%, 01/15/2015 ■	4,825
	UPC Germany GMBH
2,555	8.13%, 12/01/2017 ■	2,699
	Virgin Media Finance plc
2,330	9.50%, 08/15/2016	2,615
	XM Satellite Radio, Inc.
3,724	7.63%, 11/01/2018 ■	3,910
6,045	13.00%, 08/01/2013 ■	6,861
		56,765
	Chemical Manufacturing - 1.7%
	Ferro Corp.
3,968	7.88%, 08/15/2018	3,988
	Hexion Specialty Chemicals
3,690	8.88%, 02/01/2018	3,459
	Ineos Group Holdings plc
5,536	8.50%, 02/15/2016 ■	4,401
		11,848
	Computer and Electronic Product Manufacturing - 2.3%
	Advanced Micro Devices, Inc.
2,734	8.13%, 12/15/2017 ‡	2,837
	Magnachip Semiconductor
2,493	10.50%, 04/15/2018	2,593
	Nextel Communications, Inc.
3,024	7.38%, 08/01/2015	2,767
	Seagate HDD Cayman
2,630	7.75%, 12/15/2018 ■	2,798
	Sorenson Communications
2,005	10.50%, 02/01/2015 ■	1,383
	Stratus Technologies, Inc.
1,605	12.00%, 03/29/2015	1,452
	Viasystems, Inc.
2,410	12.00%, 01/15/2015 ■	2,582
		16,412
	Construction - 1.1%
	D.R. Horton, Inc.
2,520	6.50%, 04/15/2016	2,611
	Pulte Homes, Inc.
2,446	7.88%, 06/15/2032	1,969
	Shea Homes L.P.
3,133	8.63%, 05/15/2019 ■	2,930
		7,510
	Educational Services - 0.3%
	Laureate Education, Inc.
2,422	10.00%, 08/15/2015 ■	2,470

	Fabricated Metal Product Manufacturing - 0.3%
	BWAY Holding Co.
2,282	10.00%, 06/15/2018	2,430

The accompanying notes are an integral part of these financial statements

5

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 85.1% - (continued)
	Finance and Insurance - 10.4%
	Ally Financial, Inc.
$3,500	7.50%, 09/15/2020 ‡	$3,535
2,723	8.30%, 02/12/2015	2,873
	CIT Group, Inc.
3,440	6.63%, 04/01/2018 ■	3,560
13,968	7.00%, 05/01/2017	13,968
	CNL Lifestyle Properties
4,044	7.25%, 04/15/2019	3,741
	Ford Motor Credit Co.
3,150	12.00%, 05/15/2015	3,859
	GMAC LLC
2,040	8.00%, 11/01/2031	1,969
	Hub International Holdings, Inc.
2,792	10.25%, 06/15/2015 ■	2,771
	Ineos Finance plc
4,200	9.00%, 05/15/2015 ■	4,263
	Liberty Mutual Group, Inc.
3,641	10.75%, 06/15/2058 ■	4,569
	Offshore Group Investments Ltd.
2,408	11.50%, 08/01/2015	2,604
	Penson Worldwide, Inc.
3,495	12.50%, 05/15/2017 ■	2,097
	Provident Funding Associates L.P.
2,763	10.13%, 02/15/2019 ■	2,127
5,422	10.25%, 04/15/2017 ■	5,056
	Springleaf Finance Corp.
15,536	6.90%, 12/15/2017	11,186
	Tomkins, Inc. LLC
2,596	9.00%, 10/01/2018	2,878
	UPCB Finance III Ltd.
2,868	6.63%, 07/01/2020 ■	2,825
		73,881
	Food Manufacturing - 0.4%
	JBS USA LLC
3,091	7.25%, 06/01/2021 ■	2,882

	Food Services - 0.6%
	Landry's Acquisition Co.
126	11.63%, 12/01/2015 ■	133
	Landry's Restaurants, Inc.
4,190	11.63%, 12/01/2015	4,410
		4,543
	Health Care and Social Assistance - 5.7%
	Alere, Inc.
2,469	7.88%, 02/01/2016	2,475
	Amerigroup Corp.
2,489	7.50%, 11/15/2019	2,564
	Aurora Diagnostic Holdings
2,765	10.75%, 01/15/2018	2,751
	Biomet, Inc.
3,254	10.38%, 10/15/2017 Þ	3,522
	Examworks Group, Inc.
2,650	9.00%, 07/15/2019 ■	2,398
	HCA, Inc.
12,289	7.50%, 11/15/2095	9,463
2,596	8.50%, 04/15/2019	2,843
	Health Management Associates, Inc.
2,160	7.38%, 01/15/2020 ■	2,246
	LifePoint Hospitals, Inc.
3,021	6.63%, 10/01/2020	3,130
	Rite Aid Corp.
2,342	10.25%, 10/15/2019	2,582
	Tenet Healthcare Corp.
2,831	6.25%, 11/01/2018 ■	2,881
	Valeant Pharmaceuticals International
3,605	7.25%, 07/15/2022 ■	3,497
		40,352
	Information - 9.9%
	Charter Communications Holdings II LLC
1,958	13.50%, 11/30/2016	2,261
	Clearwire Corp.
5,666	12.00%, 12/01/2015 ■	5,425
	CSC Holdings LLC
2,739	6.75%, 11/15/2021 ■	2,883
	DISH DBS Corp.
5,066	7.88%, 09/01/2019	5,725
	Evertec, Inc.
2,743	11.00%, 10/01/2018	2,798
	Frontier Communications Corp.
2,984	7.88%, 01/15/2027	2,536
	GXS Worldwide, Inc.
2,778	9.75%, 06/15/2015	2,570
	iGate Corp.
2,845	9.00%, 05/01/2016 ■	2,937
	Intelsat Bermuda Ltd.
3,007	11.50%, 02/04/2017 Þ	2,901
	Intelsat Jackson Holdings Ltd.
7,610	8.50%, 11/01/2019	8,067
	Kabel Baden Wurttemberg GMBH & Co.
2,646	7.50%, 03/15/2019 ■	2,778
	Level 3 Financing, Inc.
6,596	10.00%, 02/01/2018	6,992
	Paetec Holding Corp.
2,127	9.88%, 12/01/2018	2,340
	Qwest Corp.
2,877	7.25%, 10/15/2035	2,869
	Sprint Nextel Corp.
3,267	9.00%, 11/15/2018 ■	3,430
4,395	11.50%, 11/15/2021 ■	4,351
	Trilogy International Partners LLC
3,533	10.25%, 08/15/2016 ■	3,233
	Videotron Ltee
2,565	9.13%, 04/15/2018	2,825
	Windstream Corp.
3,400	7.50%, 04/01/2023	3,357
		70,278
	Machinery Manufacturing - 0.6%
	Case New Holland, Inc.
3,816	7.88%, 12/01/2017	4,312

	Mining - 1.9%
	Arch Coal, Inc.
2,516	7.25%, 06/15/2021 ■	2,585
	FMG Resources Pty Ltd.
3,662	7.00%, 11/01/2015 ■	3,699
1,434	8.25%, 11/01/2019 ■	1,459
	Peabody Energy Corp.
3,520	6.00%, 11/15/2018 ■	3,590

The accompanying notes are an integral part of these financial statements

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 85.1% - (continued)
	Mining - 1.9% - (continued)
	Taseko Mines Ltd.
$2,414	7.75%, 04/15/2019	$2,179
		13,512
	Miscellaneous Manufacturing - 1.2%
	BE Aerospace, Inc.
2,408	6.88%, 10/01/2020	2,624
	Reynolds Group Issuer, Inc.
1,995	7.88%, 08/15/2019 ■	2,085
3,900	9.00%, 04/15/2019 ■	3,705
		8,414
	Motor Vehicle & Parts Manufacturing - 2.2%
	Chrysler Group
3,930	8.25%, 06/15/2021 ■	3,576
	Ford Motor Co.
2,405	7.50%, 08/01/2026	2,556
4,251	9.22%, 09/15/2021	5,016
	TRW Automotive, Inc.
3,333	3.50%, 12/01/2015	4,491
		15,639
	Paper Manufacturing - 1.2%
	Mercer International, Inc.
3,014	9.50%, 12/01/2017	3,082
	Sappi Papier Holding, Inc.
1,566	6.63%, 04/15/2021 ■	1,343
	Westvaco Corp.
3,287	8.20%, 01/15/2030	3,737
		8,162
	Petroleum and Coal Products Manufacturing - 7.2%
	Alon Refinancing Krotz Springs, Inc.
3,038	13.50%, 10/15/2014 ‡	3,160
	Alpha Natural Resources, Inc.
2,355	6.00%, 06/01/2019	2,284
	Bill Barrett Corp.
1,050	7.63%, 10/01/2019	1,097
1,810	9.88%, 07/15/2016	1,991
	Chaparral Energy, Inc.
2,563	9.88%, 10/01/2020	2,768
	Chesapeake Energy Corp.
2,940	6.88%, 08/15/2018	3,146
	Concho Resources, Inc.
2,504	7.00%, 01/15/2021	2,689
	Denbury Resources, Inc.
2,192	9.75%, 03/01/2016	2,417
	EV Energy Partners Finance
1,916	8.00%, 04/15/2019	1,950
	Headwaters, Inc.
2,423	7.63%, 04/01/2019	2,144
	Key Energy Services, Inc.
3,471	6.75%, 03/01/2021	3,471
	Newfield Exploration Co.
1,546	5.75%, 01/30/2022	1,670
	Plains Exploration & Production Co.
1,203	6.75%, 02/01/2022	1,260
	Regency Energy Partners L.P.
2,619	9.38%, 06/01/2016	2,881
	Rosetta Resources, Inc.
2,578	9.50%, 04/15/2018	2,784
	Sandridge Energy, Inc.
2,610	8.75%, 01/15/2020	2,695
	Targa Resources Partners
2,596	11.25%, 07/15/2017	2,920
	Venoco, Inc.
2,729	8.88%, 02/15/2019	2,456
	Western Refining, Inc.
2,867	11.25%, 06/15/2017 ■	3,261
	WPX Energy, Inc.
3,835	6.00%, 01/15/2022 ■	3,926
		50,970
	Pipeline Transportation - 2.5%
	Chesapeake Midstream Partners
2,888	5.88%, 04/15/2021 ■	2,888
	Dynegy Holdings, Inc.
8,558	0.00%, 06/01/2019 Ω	5,606
	Eagle Rock Energy Partners L.P.
2,720	8.38%, 06/01/2019 ■	2,720
	El Paso Corp.
3,345	7.80%, 08/01/2031	3,855
	Energy Transfer Equity L.P.
2,643	7.50%, 10/15/2020	2,887
		17,956
	Plastics and Rubber Products Manufacturing - 0.9%
	Plastipak Holdings, Inc.
2,421	10.63%, 08/15/2019 ■	2,675
	Sealed Air Corp.
537	8.13%, 09/15/2019 ■	588
963	8.38%, 09/15/2021 ■	1,064
	Titan International, Inc.
2,197	7.88%, 10/01/2017	2,285
		6,612
	Primary Metal Manufacturing - 0.8%
	Aleris International, Inc.
2,845	7.63%, 02/15/2018	2,774
	Novelis, Inc.
2,513	8.38%, 12/15/2017	2,670
		5,444
	Printing and Related Support Activities - 0.9%
	Harland Clarke Holdings Corp.
4,685	9.50%, 05/15/2015	3,420
	Sheridan (The) Group, Inc.
3,607	12.50%, 04/15/2014	3,247
		6,667
	Professional, Scientific and Technical Services - 2.6%
	Affinion Group, Inc.
11,835	11.50%, 10/15/2015	10,326
6,910	11.63%, 11/15/2015 ‡	5,735
	Global Geophysical Services, Inc.
2,845	10.50%, 05/01/2017	2,675
		18,736
	Rail Transportation - 0.5%
	RailAmerica, Inc.
3,078	9.25%, 07/01/2017	3,363

	Real Estate and Rental and Leasing - 2.5%
	Ashtead Capital, Inc.
2,720	9.00%, 08/15/2016 ■	2,836
	Avis Budget Car Rental LLC
3,632	9.63%, 03/15/2018 ‡	3,759

The accompanying notes are an integral part of these financial statements

7

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 85.1% - (continued)
	Real Estate and Rental and Leasing - 2.5% - (continued)
	International Lease Finance Corp.
$3,500	8.88%, 09/01/2017	$3,623
	Maxim Crane Works L.P.
2,889	12.25%, 04/15/2015 ■	2,600
	Realogy Corp.
2,328	11.75%, 04/15/2014 Þ	2,049
	United Rentals North America, Inc.
2,823	8.38%, 09/15/2020	2,752
		17,619
	Retail Trade - 5.2%
	Amerigas Partners L.P.
3,516	6.25%, 08/20/2019	3,498
	Building Materials Corp.
3,013	7.50%, 03/15/2020 ■	3,254
	Dollar General Corp.
3,418	11.88%, 07/15/2017 Þ	3,777
	Hillman Group, Inc.
3,257	10.88%, 06/01/2018	3,224
	J.C. Penney Co., Inc.
3,196	7.63%, 03/01/2097	2,860
	Jaguar Land Rover plc
3,683	8.13%, 05/15/2021 ■	3,462
	Liz Claiborne, Inc.
2,950	10.50%, 04/15/2019 ■	3,157
	Masonite International Co.
2,868	8.25%, 04/15/2021 ■	2,811
	Nebraska Book Co.
2,883	10.00%, 04/15/2012 Ψ	2,033
	Sears Holdings Corp.
2,878	6.63%, 10/15/2018	2,187
	Supervalu, Inc.
3,422	8.00%, 05/01/2016	3,533
	Toys R Us, Inc.
2,779	7.38%, 09/01/2016 ■	2,786
		36,582
	Soap, Cleaning Compound, and Toilet Manufacturing - 0.5%
	Yankee Candle Co.
3,828	10.25%, 02/15/2016	3,349

	Textile Product Mills - 0.4%
	Interface, Inc.
2,592	7.63%, 12/01/2018	2,741

	Transit and Ground Passenger Transportation - 0.4%
	Emergency Medical Services Corp.
2,768	8.13%, 06/01/2019	2,761

	Truck Transportation - 0.9%
	Swift Transportation Co., Inc.
5,626	12.50%, 05/15/2017 ■	6,062

	Utilities - 3.9%
	AES Corp.
2,524	9.75%, 04/15/2016 ‡	2,890
	Calpine Corp.
6,710	7.88%, 01/15/2023 ■	7,213
	Edison Mission Energy
8,609	7.00%, 05/15/2017	5,596
	Energy Future Intermediate Holding Co. LLC
4,266	10.00%, 12/01/2020	4,501
	NRG Energy, Inc.
5,158	8.50%, 06/15/2019	5,235
	Reliant Energy, Inc.
1,959	9.24%, 07/02/2017	1,920
		27,355
	Water Transportation - 0.8%
	Seven Seas Cruises
2,732	9.13%, 05/15/2019 ■	2,794
	Ship Finance International Ltd.
3,027	8.50%, 12/15/2013	2,845
		5,639
	Wholesale Trade - 0.9%
	Spectrum Brands, Inc.
3,565	12.00%, 08/28/2019 Þ	3,878
	U.S. Foodservice, Inc.
2,853	8.50%, 06/30/2019 ■	2,760
		6,638
	Total corporate bonds
	(cost $602,406)	$603,064

SENIOR FLOATING RATE INTERESTS ♦ - 7.8%
	Air Transportation - 0.5%
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
$3,513	4.30%, 11/29/2013 ±⌂	$3,303

	Arts, Entertainment and Recreation - 1.4%
	AMC Entertainment Holdings, Inc.
6,467	5.00%, 06/13/2012 ±Þ	6,268
	Chester Downs and Marina LLC
1,358	12.38%, 07/31/2016 ±	1,360
	Revel Entertainment Group LLC
2,687	9.00%, 02/17/2017 ±☼	2,448
		10,076
	Finance and Insurance - 1.2%
	Asurion Corp., Second Lien Term Loan
2,371	9.00%, 05/24/2019 ±	2,330
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Committment
407	8.75%, 12/17/2017 ±	387
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Committment
971	8.75%, 12/17/2017 ±	922
	Nuveen Investments, Inc., Second Lien Term Loan
5,152	12.50%, 07/31/2015 ±	5,318
		8,957
	Information - 0.8%
	WideOpenWest Finance LLC, Second Lien Term Loan
6,277	6.54%, 06/29/2015 ±Þ	5,579

	Motor Vehicle & Parts Manufacturing - 2.2%
	General Motors Co.
17,705	0.38%, 10/27/2015 ◊☼	15,394

The accompanying notes are an integral part of these financial statements

8

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 7.8% - (continued)
	Petroleum and Coal Products Manufacturing - 0.3%
	Dynegy Power LLC
$1,920	9.25%, 08/05/2016 ±		$1,941

	Retail Trade - 1.4%
	Easton-Bell Sports, Inc.
10,379	11.50%, 12/31/2015 ±⌂Þ		10,068

	Total senior floating rate interests
	(cost $58,104)		$55,318

U.S. GOVERNMENT SECURITIES - 5.3%
U.S. Treasury Securities - 5.3%
	U.S. Treasury Notes - 5.3%
$37,236	1.88%, 06/15/2012		$37,540

	Total U.S. government securities
	(cost $37,539)		$37,540

COMMON STOCKS - 0.3%
	Energy - 0.3%
207,275	KCA Deutag ⌂●†		$1,720

	Software & Services - 0.0%
38	Stratus Technologies, Inc. ⌂●†		—

	Total common stocks
	(cost $2,796)		$1,720

PREFERRED STOCKS - 0.7%
	Automobiles & Components - 0.7%
143	General Motors Co., 4.75% ۞		$4,893

	Software & Services - 0.0%
9	Stratus Technologies, Inc. ⌂†		—

	Total preferred stocks
	(cost $6,507)		$4,893

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
2	ASG Consolidated LLC ⌂■		$140

	Total warrants
	(cost $34)		$140

	Total long-term investments
	(cost $713,682)		$706,204

SHORT-TERM INVESTMENTS - 0.1%
	Investment Pools and Funds - 0.0%
10	JP Morgan U.S. Government Money Market Fund		$11
—	Wells Fargo Advantage Government Money Market Fund		—
			11
	U.S. Treasury Bills - 0.1%
$900	0.01%, 2/2/2012 ○		900

	Total short-term investments
	(cost $911)		$911

	Total investments
	(cost $714,593) ▲	99.8%	$707,115
	Other assets and liabilities	0.2%	1,553
	Total net assets	100.0%	$708,668

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 7.1% of total net assets at December 31, 2011.

The accompanying notes are an integral part of these financial statements

9

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
December 31, 2011
(000’s Omitted)

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $716,902 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,897
Unrealized Depreciation	(28,684)
Net Unrealized Depreciation	$(9,787)

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $1,720, which represents 0.2% of total net assets.

●	Non-income producing.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

Ω	Debt security in default due to bankruptcy.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

±	The interest rate disclosed for these securities represents the average coupon as of December 31, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of December 31, 2011.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $206,525, which represents 29.1% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2010 - 07/2010	2	ASG Consolidated LLC Warrants - 144A	$34
09/2010 - 11/2011	$10,379	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	10,283
03/2011	207,275	KCA Deutag	2,796
01/2011 - 08/2011	$3,513	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.30%, 11/29/2013	3,230
02/2007	$2,490	Soundview NIM Trust, 0.00%, 12/25/2036 - 144A	2,479
03/2010 - 04/2010	9	Stratus Technologies, Inc. Preferred	—
03/2010 - 04/2010	38	Stratus Technologies, Inc.	—

At December 31, 2011, the aggregate value of these securities was $15,231, which represents 2.1% of total net assets.

۞	Convertible security.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $18,646 at December 31, 2011.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Þ	This security may pay interest in additional principal instead of cash.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

Hartford High Yield HLS Fund
Investment Valuation Hierarchy Level Summary
December 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$3,529	$—	$3,529	$—
Common Stocks ‡	1,720	—	—	1,720
Corporate Bonds	603,064	—	597,897	5,167
Preferred Stocks	4,893	4,893	—	—
Senior Floating Rate Interests	55,318	—	55,318	—
U.S. Government Securities	37,540	—	37,540	—
Warrants	140	140	—	—
Short-Term Investments	911	11	900	—
Total	$707,115	$5,044	$695,184	$6,887

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in							Balance as
	of	Realized	Unrealized					Transfers	Transfers	of
	December	Gain	Appreciation		Net			Into	Out of	December
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3 *	31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	†	$—	$—	$—	$—	$—	$—
Common Stocks	—	—	(1,075	)‡	—	2,795	—	—	—	1,720
Corporate Bonds	5,606	(1,291)	217	§	63	3,493	(4,743)	1,822	—	5,167
Preferred Stocks	—	—	—	†	—	—	—	—	—	—
Total	$5,606	$(1,291)	$(858)		$63	$6,288	$(4,743)	$1,822	$—	$6,887

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was zero.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $(1,075).
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $(219).

The accompanying notes are an integral part of these financial statements.

11

Hartford High Yield HLS Fund
Statement of Assets and Liabilities
December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $714,593)	$707,115
Cash	1,629
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Fund shares sold	5,249
Dividends and interest	13,761
Total assets	727,754
Liabilities:
Payables:
Investment securities purchased	18,646
Fund shares redeemed	271
Investment management fees	107
Distribution fees	9
Accrued expenses	53
Total liabilities	19,086
Net assets	$708,668
Summary of Net Assets:
Capital stock and paid-in-capital	$705,466
Undistributed net investment income	57,146
Accumulated net realized loss	(46,466)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(7,478)
Net assets	$708,668
Shares authorized	2,800,000
Par value	$0.001
Class IA: Net asset value per share	$8.70
Shares outstanding	63,037
Net assets	$548,608
Class IB: Net asset value per share	$8.59
Shares outstanding	18,638
Net assets	$160,060

The accompanying notes are an integral part of these financial statements.

12

Hartford High Yield HLS Fund
Statement of Operations
For the Year Ended December 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$448
Interest	62,802
Total investment income, net	63,250

Expenses:
Investment management fees	5,207
Transfer agent fees	2
Distribution fees - Class IB	435
Custodian fees	8
Accounting services fees	136
Board of Directors' fees	18
Audit fees	15
Other expenses	150
Total expenses (before fees paid indirectly)	5,971
Custodian fee offset	(1)
Total fees paid indirectly	(1)
Total expenses, net	5,970
Net investment income	57,280

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	20,924
Net realized gain on written options	1,325
Net realized gain on swap contracts	94
Net realized loss on foreign currency contracts	(245)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	22,098

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(44,734)
Net unrealized appreciation of swap contracts	66
Net unrealized appreciation of foreign currency contracts	245
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(44,423)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(22,325)
Net Increase in Net Assets Resulting from Operations	$34,955

The accompanying notes are an integral part of these financial statements.

13

Hartford High Yield HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$57,280	$64,815
Net realized gain on investments and other financial instruments	22,098	63,363
Net unrealized depreciation of investments and other financial instruments	(44,423)	(17,997)
Net Increase In Net Assets Resulting From Operations	34,955	110,181
Distributions to Shareholders:
From net investment income
Class IA	(49,277)	(3,774)
Class IB	(14,302)	(1,226)
Total distributions	(63,579)	(5,000)
Capital Share Transactions:
Class IA
Sold	148,789	190,974
Issued on reinvestment of distributions	49,277	3,774
Redeemed	(229,731)	(198,912)
Total capital share transactions	(31,665)	(4,164)
Class IB
Sold	42,743	46,511
Issued on reinvestment of distributions	14,302	1,226
Redeemed	(76,938)	(75,736)
Total capital share transactions	(19,893)	(27,999)
Net decrease from capital share transactions	(51,558)	(32,163)
Net Increase (Decrease) In Net Assets	(80,182)	73,018
Net Assets:
Beginning of period	788,850	715,832
End of period	$708,668	$788,850
Undistributed (distribution in excess of)
net investment income	$57,146	$63,788
Shares:
Class IA
Sold	16,247	22,498
Issued on reinvestment of distributions	5,892	443
Redeemed	(24,914)	(23,540)
Total share activity	(2,775)	(599)
Class IB
Sold	4,716	5,523
Issued on reinvestment of distributions	1,731	145
Redeemed	(8,423)	(9,090)
Total share activity	(1,976)	(3,422)

The accompanying notes are an integral part of these financial statements.

14

Hartford High Yield HLS Fund
Notes to Financial Statements
December 31, 2011
(000’s Omitted)

1.	Organization:

Hartford High Yield HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in

15

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

16

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

17

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

18

b)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2011.

c)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of

19

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2011.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of December 31, 2011. Transactions involving written options contracts for the Fund during the year ended December 31, 2011, are summarized below:

20

Options Contract Activity During the Year Ended December 31, 2011
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	43,110,000	670
Expired	(43,110,000)	(670)
Closed	—	—
Exercised	—	—
End of year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	27,060,000	655
Expired	(27,060,000)	(655)
Closed	—	—
Exercised	—	—
End of year	—	$—

*	The number of contracts does not omit 000's.

c)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

21

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swaps as of December 31, 2011.

d)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on written options	$—	$—	$1,325	$—	$—	$—	$1,325
Net realized gain on swap contracts	—	—	94	—	—	—	94
Net realized loss on foreign currency contracts	—	(245)	—	—	—	—	(245)
Total	$—	$(245)	$1,419	$—	$—	$—	$1,174

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$—	$—	$66	$—	$—	$—	$66
Net change in unrealized appreciation of foreign currency contracts	—	245	—	—	—	—	245
Total	$—	$245	$66	$—	$—	$—	$311

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less

22

credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

23

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$63,579	$5,000

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$57,180
Accumulated Capital and Other Losses*	(44,157)
Unrealized Depreciation†	(9,787)
Total Accumulated Earnings	$3,236

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(343)
Accumulated Net Realized Gain (Loss)	343

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

24

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$44,157
Total	$44,157

As of December 31, 2011, the Fund utilized $23,678 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6050%
Over $10 billion	0.5950%

Effective March 1, 2012, HL Advisors will be paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6150%
On next $5 billion	0.6050%
Over $10 billion	0.5950%

25

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective January 1, 2012, the accounting services fees based on the Fund’s average daily net assets were increased. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.74%
Class IB	0.99

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

26

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.03%	0.03%
Total Return Excluding Payment from Affiliate	50.41	50.04

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$642,708
Sales Proceeds Excluding U.S. Government Obligations	694,457
Cost of Purchases for U.S. Government Obligations	118,555
Sales Proceeds for U.S. Government Obligations	80,850

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

27

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
December 31, 2011
(000’s Omitted)

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on February 1, 2012, the Board of Directors of the Company approved a change of sub-adviser for the Fund, a series of the Company, from Hartford Investment Management to Wellington Management Company, LLP. As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HL Advisors and Wellington Management Company, LLP. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur on March 5, 2012.

28

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29

Hartford High Yield HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended December 31, 2011 (E)
IA	$9.15	$0.71	$—	$(0.31)	$0.40	$(0.85)	$—	$—	$(0.85)	$(0.45)	$8.70
IB	9.04	0.67	—	(0.30)	0.37	(0.82)	—	—	(0.82)	(0.45)	8.59

For the Year Ended December 31, 2010 (E)
IA	7.94	0.75	—	0.52	1.27	(0.06)	—	—	(0.06)	1.21	9.15
IB	7.86	0.72	—	0.52	1.24	(0.06)	—	—	(0.06)	1.18	9.04

For the Year Ended December 31, 2009 (E)
IA	5.73	0.73	—	2.16	2.89	(0.68)	—	—	(0.68)	2.21	7.94
IB	5.68	0.70	—	2.14	2.84	(0.66)	—	—	(0.66)	2.18	7.86

For the Year Ended December 31, 2008
IA	8.87	0.83	—	(3.12)	(2.29)	(0.85)	—	—	(0.85)	(3.14)	5.73
IB	8.78	0.83	—	(3.11)	(2.28)	(0.82)	—	—	(0.82)	(3.10)	5.68

For the Year Ended December 31, 2007 (E)
IA	9.35	0.71	—	(0.45)	0.26	(0.74)	—	—	(0.74)	(0.48)	8.87
IB	9.27	0.68	—	(0.45)	0.23	(0.72)	—	—	(0.72)	(0.49)	8.78

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

4.69%		$548,608	0.74%	0.74%	7.68%	88%
4.44		160,060	0.99	0.99	7.43	—

16.15		602,493	0.75	0.75	8.80	139
15.86		186,357	1.00	1.00	8.57	—

50.46	(F)	527,000	0.75	0.75	10.32	173
50.08	(F)	188,832	1.00	1.00	10.08	—

(25.23)		293,839	0.74	0.74	9.05	101
(25.42)		124,701	0.99	0.99	8.76	—

2.79		460,243	0.77	0.72	7.47	148
2.53		222,712	1.02	0.97	7.20	—

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford High Yield HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford High Yield HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

32

Hartford High Yield HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

33

Hartford High Yield HLS Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

34

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

Hartford High Yield HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$992.81	$3.72	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class IB	$1,000.00	$991.58	$4.97	$1,000.00	$1,020.21	$5.04	0.99%	184	365

36

Hartford High Yield HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford High Yield HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

37

Hartford High Yield HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HL Advisors were considered in the aggregate.

38

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

39

Hartford High Yield HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-HY11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Index HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Index HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Index HLS Fund inception 05/01/1987
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Index IA	1.81%	-0.51%	2.58%
Index IB	1.60%	-0.75%	2.33%
S&P 500 Index	2.09%	-0.25%	2.92%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

 Hartford Index HLS Fund

 Manager Discussion (Unaudited)

 December 31, 2011

Portfolio Manager
Deane Gyllenhaal
Vice President

How did the Fund perform?

The Class IA shares of the Hartford Index HLS Fund returned 1.81% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the S&P 500 Index, which returned 2.09%, and outperforming the Lipper S&P 500 Index VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 1.71%.

Why did the Fund perform this way?

By design, the Fund is managed to mimic the performance of the S&P 500 Index. Due to this approach, the Fund is expected to perform in line with the Index. However, we do not purchase the stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to HIG is reallocated across the Life/Health, Property/Casualty and Multi-line Insurance industries. The performance of the Fund marginally differed from the benchmark over the period, primarily due to trading in futures contracts, minimal cash exposure, and lack of exposure to HIG.

Most of the sectors, as defined by the Global Industry Classification Standard (GICS), within the index had positive returns during 2011. Utilities rose the most, up 20% for the twelve month period. Consumer Staples added 14% and Health Care gained 13%. Heavily weighted Financials declined the most, down 17%, causing a drag on the overall index. Materials was also down 10%.

On a stock level, the best index performers for the year included Cabot Oil & Gas gaining 100.9%, then El Paso Corp. which returned 93.5%, and Intuitive Surgical rounded out the top three up 79.6%. On the negative side, the bottom two performers were First Solar which dropped 74.1%, and Monster Worldwide, which fell 66.4%.

What is the outlook?

Although U.S. economic data has improved and U.S. recession risks seemed to have eased, the European debt crisis seems unabated, if not spreading. It is possible we are seeing the beginnings of a decoupling of U.S. macro concerns from Europe. Much of the macro economic data, while improved, is still – on the whole – weak and we believe remains a significant barrier to growth. Investor sentiment is another significant barrier to long term fundamental growth. We believe investors are still minding geopolitical risks, and assessing whether either macroeconomic events or fundamentals are the drivers of market returns.

The Fund will continue to be fully invested in the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to mirror the return of the Index.

Diversification by Industry
as of December 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	0.7%
Banks (Financials)	2.7
Capital Goods (Industrials)	8.1
Commercial & Professional Services (Industrials)	0.5
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	2.1
Diversified Financials (Financials)	5.2
Energy (Energy)	12.1
Food & Staples Retailing (Consumer Staples)	2.4
Food, Beverage & Tobacco (Consumer Staples)	6.5
Health Care Equipment & Services (Health Care)	3.9
Household & Personal Products (Consumer Staples)	2.5
Insurance (Financials)	3.5
Materials (Materials)	3.5
Media (Consumer Discretionary)	3.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.8
Real Estate (Financials)	2.0
Retailing (Consumer Discretionary)	3.7
Semiconductors & Semiconductor Equipment (Information Technology)	2.3
Software & Services (Information Technology)	9.3
Technology Hardware & Equipment (Information Technology)	7.2
Telecommunication Services (Services)	2.9
Transportation (Industrials)	1.9
Utilities (Utilities)	3.8
Short-Term Investments	1.3
Other Assets and Liabilities	0.0
Total	100.0%

3

 Hartford Index HLS Fund

 Schedule of Investments

 December 31, 2011

 (000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.7%
	Automobiles & Components - 0.7%
9	BorgWarner, Inc. ●	$548
298	Ford Motor Co. w/ Rights ●	3,210
19	Goodyear Tire & Rubber Co. ●	272
18	Harley-Davidson, Inc.	711
53	Johnson Controls, Inc.	1,668
		6,409
	Banks - 2.7%
55	BB&T Corp.	1,379
16	Comerica, Inc.	403
72	Fifth Third Bancorp	919
21	First Horizon National Corp.	165
41	Hudson City Bancorp, Inc.	259
68	Huntington Bancshares, Inc.	372
75	Keycorp	575
10	M&T Bank Corp.	751
28	People's United Financial, Inc.	364
41	PNC Financial Services Group, Inc.	2,382
99	Regions Financial Corp.	425
42	SunTrust Banks, Inc.	747
150	US Bancorp	4,053
414	Wells Fargo & Co.	11,408
14	Zion Bancorp	236
		24,438
	Capital Goods - 8.1%
55	3M Co.	4,500
58	Boeing Co.	4,283
51	Caterpillar, Inc.	4,600
12	Cooper Industries plc Class A	671
15	Cummins, Inc.	1,336
45	Danaher Corp.	2,106
33	Deere & Co.	2,514
15	Dover Corp.	844
26	Eaton Corp.	1,144
58	Emerson Electric Co.	2,692
23	Fastenal Co.	1,013
4	Flowserve Corp.	435
13	Fluor Corp.	670
28	General Dynamics Corp.	1,857
829	General Electric Co.	14,843
10	Goodrich Corp.	1,221
61	Honeywell International, Inc.	3,300
38	Illinois Tool Works, Inc.	1,772
25	Ingersoll-Rand plc	748
10	Jacobs Engineering Group, Inc. ●	410
8	Joy Global, Inc.	621
8	L-3 Communications Holdings, Inc.	525
21	Lockheed Martin Corp.	1,683
28	Masco Corp.	293
21	Northrop Grumman Corp.	1,202
28	PACCAR, Inc.	1,052
9	Pall Corp.	515
12	Parker-Hannifin Corp.	906
11	Precision Castparts Corp.	1,873
16	Quanta Services, Inc. ●	355
27	Raytheon Co.	1,316
11	Rockwell Automation, Inc.	819
12	Rockwell Collins, Inc.	660
8	Roper Industries, Inc.	656
5	Snap-On, Inc.	231

13	Stanley Black & Decker, Inc.	896
22	Textron, Inc.	403
36	Tyco International Ltd.	1,694
71	United Technologies Corp.	5,203
5	W.W. Grainger, Inc.	884
15	Xylem, Inc.	373
		73,119
	Commercial & Professional Services - 0.5%
8	Avery Dennison Corp.	237
9	Cintas Corp.	303
4	Dun & Bradstreet Corp.	286
9	Equifax, Inc. ●	367
15	Iron Mountain, Inc.	450
16	Pitney Bowes, Inc.	291
15	R.R. Donnelley & Sons Co.	213
25	Republic Services, Inc.	680
11	Robert Half International, Inc.	319
7	Stericycle, Inc. ●	519
36	Waste Management, Inc.	1,182
		4,847
	Consumer Durables & Apparel - 1.0%
23	Coach, Inc.	1,399
22	D.R. Horton, Inc.	275
6	Harman International Industries, Inc.	210
9	Hasbro, Inc.	291
11	Leggett & Platt, Inc.	251
13	Lennar Corp.	249
27	Mattel, Inc.	738
23	Newell Rubbermaid, Inc.	366
29	NIKE, Inc. Class B	2,808
26	Pulte Group, Inc. ●	166
5	Ralph Lauren Corp.	704
7	V.F. Corp.	870
6	Whirlpool Corp.	285
		8,612
	Consumer Services - 2.1%
9	Apollo Group, Inc. Class A ●	492
36	Carnival Corp.	1,160
2	Chipotle Mexican Grill, Inc. ●	829
10	Darden Restaurants, Inc.	469
5	DeVry, Inc.	183
23	H & R Block, Inc.	376
23	International Game Technology	401
21	Marriott International, Inc. Class A	613
80	McDonald's Corp.	8,062
59	Starbucks Corp.	2,692
15	Starwood Hotels & Resorts	725
12	Wyndham Worldwide Corp.	452
6	Wynn Resorts Ltd.	682
36	Yum! Brands, Inc.	2,133
		19,269
	Diversified Financials - 5.2%
79	American Express Co.	3,741
18	Ameriprise Financial, Inc.	883
796	Bank of America Corp.	4,424
95	Bank of New York Mellon Corp.	1,896
8	BlackRock, Inc.	1,410
36	Capital One Financial Corp.	1,527
85	Charles Schwab Corp.	954

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.7% - (continued)
	Diversified Financials - 5.2% - (continued)
230	Citigroup, Inc.	$6,038
5	CME Group, Inc.	1,281
43	Discover Financial Services, Inc.	1,036
20	E*Trade Financial Corp. ●	158
7	Federated Investors, Inc.	110
11	Franklin Resources, Inc.	1,101
39	Goldman Sachs Group, Inc.	3,493
6	IntercontinentalExchange, Inc. ●	684
35	Invesco Ltd.	712
298	JP Morgan Chase & Co.	9,918
10	Legg Mason, Inc.	235
16	Leucadia National Corp.	353
15	Moody's Corp.	518
117	Morgan Stanley	1,763
10	Nasdaq OMX Group, Inc. ●	244
19	Northern Trust Corp.	750
21	NYSE Euronext	536
40	SLM Corp.	535
39	State Street Corp.	1,559
20	T. Rowe Price Group, Inc.	1,129
		46,988
	Energy - 12.1%
17	Alpha Natural Resources, Inc. ●	352
39	Anadarko Petroleum Corp.	2,982
30	Apache Corp.	2,730
34	Baker Hughes, Inc.	1,666
8	Cabot Oil & Gas Corp.	625
19	Cameron International Corp. ●	947
52	Chesapeake Energy Corp.	1,153
156	Chevron Corp.	16,634
104	ConocoPhillips Holding Co.	7,598
18	Consol Energy, Inc.	653
31	Denbury Resources, Inc. ●	470
32	Devon Energy Corp.	1,967
5	Diamond Offshore Drilling, Inc.	300
61	El Paso Corp.	1,609
21	EOG Resources, Inc.	2,082
12	EQT Corp.	643
376	Exxon Mobil Corp.	31,894
19	FMC Technologies, Inc. ●	975
72	Halliburton Co.	2,494
8	Helmerich & Payne, Inc.	492
23	Hess Corp.	1,329
55	Marathon Oil Corp.	1,616
28	Marathon Petroleum Corp.	931
15	Murphy Oil Corp.	846
23	Nabors Industries Ltd. ●	391
33	National Oilwell Varco, Inc.	2,259
10	Newfield Exploration Co. ●	392
20	Noble Corp.	598
14	Noble Energy, Inc.	1,304
64	Occidental Petroleum Corp.	5,970
21	Peabody Energy Corp.	705
10	Pioneer Natural Resources Co.	860
14	QEP Resources, Inc.	408
12	Range Resources Corp.	761
10	Rowan Companies, Inc. ●	297
105	Schlumberger Ltd.	7,200
27	Southwestern Energy Co. ●	871
51	Spectra Energy Corp.	1,569
8	Sunoco, Inc.	345
11	Tesoro Corp. ●	262
44	Valero Energy Corp.	925
46	Williams Cos., Inc.	1,529
		109,634
	Food & Staples Retailing - 2.4%
34	Costco Wholesale Corp.	2,832
102	CVS Caremark Corp.	4,167
47	Kroger Co.	1,136
27	Safeway, Inc.	561
17	Supervalu, Inc.	134
46	Sysco Corp.	1,358
70	Walgreen Co.	2,309
137	Wal-Mart Stores, Inc.	8,193
13	Whole Foods Market, Inc.	874
		21,564
	Food, Beverage & Tobacco - 6.5%
161	Altria Group, Inc.	4,788
52	Archer Daniels Midland Co.	1,501
12	Beam, Inc.	624
8	Brown-Forman Corp.	639
14	Campbell Soup Co.	469
178	Coca-Cola Co.	12,474
25	Coca-Cola Enterprises, Inc.	632
33	ConAgra Foods, Inc.	859
14	Constellation Brands, Inc. Class A ●	283
14	Dean Foods Co. ●	161
17	Dr. Pepper Snapple Group	664
51	General Mills, Inc.	2,043
25	H.J. Heinz Co.	1,358
12	Hershey Co.	741
11	Hormel Foods Corp.	317
9	J.M. Smucker Co.	697
19	Kellogg Co.	985
139	Kraft Foods, Inc.	5,180
11	Lorillard, Inc.	1,212
10	McCormick & Co., Inc.	527
16	Mead Johnson Nutrition Co.	1,099
12	Molson Coors Brewing Co.	536
123	PepsiCo, Inc.	8,146
136	Philip Morris International, Inc.	10,704
27	Reynolds American, Inc.	1,100
46	Sara Lee Corp.	877
23	Tyson Foods, Inc. Class A	473
		59,089
	Health Care Equipment & Services - 3.9%
28	Aetna, Inc.	1,201
20	Amerisource Bergen Corp.	755
7	Bard (C.R.), Inc.	576
44	Baxter International, Inc.	2,189
17	Becton, Dickinson & Co.	1,260
116	Boston Scientific Corp. ●	621
27	Cardinal Health, Inc.	1,103
18	CareFusion Corp. ●	448
11	Cerner Corp. ●	702
22	CIGNA Corp.	940
11	Coventry Health Care, Inc. ●	343
38	Covidien plc	1,703
7	DaVita, Inc. ●	555

The accompanying notes are an integral part of these financial statements.

5

 Hartford Index HLS Fund

 Schedule of Investments – (continued)

 December 31, 2011

 (000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.7% - (continued)
	Health Care Equipment & Services - 3.9% - (continued)
11	Dentsply International, Inc.	$389
9	Edwards Lifesciences Corp. ●	636
38	Express Scripts, Inc. ●	1,705
13	Humana, Inc.	1,126
3	Intuitive Surgical, Inc. ●	1,431
8	Laboratory Corp. of America Holdings ●	669
19	McKesson Corp.	1,504
30	Medco Health Solutions, Inc. ●	1,697
83	Medtronic, Inc.	3,169
7	Patterson Cos., Inc.	202
12	Quest Diagnostics, Inc.	718
25	St. Jude Medical, Inc.	858
26	Stryker Corp.	1,270
34	Tenet Healthcare Corp. ●	174
84	UnitedHealth Group, Inc.	4,239
9	Varian Medical Systems, Inc. ●	596
27	Wellpoint, Inc.	1,807
14	Zimmer Holdings, Inc. ●	749
		35,335
	Household & Personal Products - 2.5%
34	Avon Products, Inc.	590
10	Clorox Co.	689
38	Colgate-Palmolive Co.	3,507
9	Estee Lauder Co., Inc.	983
31	Kimberly-Clark Corp.	2,278
216	Procter & Gamble Co.	14,411
		22,458
	Insurance - 3.5%
27	ACE Ltd.	1,876
38	Aflac, Inc.	1,649
40	Allstate Corp.	1,102
35	American International Group, Inc. ●	805
25	AON Corp.	1,188
7	Assurant, Inc.	299
140	Berkshire Hathaway, Inc. Class B ●	10,663
22	Chubb Corp.	1,527
13	Cincinnati Financial Corp.	391
39	Genworth Financial, Inc. ●	255
25	Lincoln National Corp.	478
24	Loews Corp.	914
42	Marsh & McLennan Cos., Inc.	1,336
86	MetLife, Inc.	2,692
25	Principal Financial Group, Inc.	613
49	Progressive Corp.	957
39	Prudential Financial, Inc.	1,930
8	Torchmark Corp.	360
33	Travelers Cos., Inc.	1,940
24	Unum Group	502
26	XL Group plc	504
		31,981
	Materials - 3.5%
16	Air Products and Chemicals, Inc.	1,404
5	Airgas, Inc.	421
84	Alcoa, Inc.	723
8	Allegheny Technologies, Inc.	399
13	Ball Corp.	454
8	Bemis Co., Inc.	244
5	CF Industries Holdings, Inc.	741
11	Cliff's Natural Resources, Inc.	702
93	Dow Chemical Co.	2,667

73	E.I. DuPont de Nemours & Co.	3,321
11	Eastman Chemical Co.	421
24	Ecolab, Inc.	1,360
6	FMC Corp.	474
74	Freeport-McMoRan Copper & Gold, Inc.	2,739
6	International Flavors & Fragrances, Inc.	333
34	International Paper Co.	1,015
13	MeadWestvaco Corp.	402
42	Monsanto Co.	2,948
23	Mosaic Co.	1,180
39	Newmont Mining Corp.	2,334
25	Nucor Corp.	982
13	Owens-Illinois, Inc. ●	249
12	PPG Industries, Inc.	1,016
24	Praxair, Inc.	2,518
15	Sealed Air Corp.	259
7	Sherwin-Williams Co.	605
9	Sigma-Aldrich Corp.	591
6	Titanium Metals Corp.	96
11	United States Steel Corp.	298
10	Vulcan Materials Co.	398
		31,294
	Media - 3.1%
17	Cablevision Systems Corp.	247
51	CBS Corp. Class B	1,394
214	Comcast Corp. Class A	5,071
55	DirecTV Class A ●	2,369
21	Discovery Communications, Inc. ●	850
19	Gannett Co., Inc.	251
36	Interpublic Group of Cos., Inc.	352
23	McGraw-Hill Cos., Inc.	1,036
172	News Corp. Class A	3,070
22	Omnicom Group, Inc.	966
8	Scripps Networks Interactive Class A	322
25	Time Warner Cable, Inc.	1,591
79	Time Warner, Inc.	2,840
43	Viacom, Inc. Class B	1,968
141	Walt Disney Co.	5,288
–	Washington Post Co. Class B	126
		27,741
	Pharmaceuticals, Biotechnology & Life Sciences - 7.8%
122	Abbott Laboratories	6,876
27	Agilent Technologies, Inc. ●	951
24	Allergan, Inc.	2,103
62	Amgen, Inc.	4,000
19	Biogen Idec, Inc. ●	2,103
133	Bristol-Myers Squibb Co.	4,689
35	Celgene Corp. ●	2,353
80	Eli Lilly & Co.	3,325
21	Forest Laboratories, Inc. ●	635
59	Gilead Sciences, Inc. ●	2,414
13	Hospira, Inc. ●	392
214	Johnson & Johnson	14,057
14	Life Technologies Corp. ●	545
239	Merck & Co., Inc.	9,021
33	Mylan, Inc. ●	718
9	PerkinElmer, Inc.	178
7	Perrigo Co.	710
603	Pfizer, Inc.	13,059
30	Thermo Fisher Scientific, Inc. ●	1,336

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.8% - (continued)
7	Waters Corp. ●	$523
10	Watson Pharmaceuticals, Inc. ●	602
		70,590
	Real Estate - 2.0%
31	American Tower Corp. Class A	1,853
9	Apartment Investment & Management Co.	217
7	Avalonbay Communities, Inc.	970
12	Boston Properties, Inc.	1,154
25	CBRE Group, Inc. ●	387
23	Equity Residential Properties Trust	1,326
32	HCP, Inc.	1,327
15	Health Care, Inc.	811
55	Host Hotels & Resorts, Inc.	818
32	Kimco Realty Corp.	518
13	Plum Creek Timber Co., Inc.	464
36	ProLogis, Inc.	1,030
11	Public Storage	1,500
23	Simon Property Group, Inc.	2,973
23	Ventas, Inc.	1,246
14	Vornado Realty Trust	1,114
42	Weyerhaeuser Co.	786
		18,494
	Retailing - 3.7%
7	Abercrombie & Fitch Co. Class A	328
29	Amazon.com, Inc. ●	4,945
4	AutoNation, Inc. ●	139
2	AutoZone, Inc. ●	712
19	Bed Bath & Beyond, Inc. ●	1,094
23	Best Buy Co., Inc.	539
5	Big Lots, Inc. ●	194
18	CarMax, Inc. ●	543
9	Dollar Tree, Inc. ●	773
7	Expedia, Inc.	216
9	Family Dollar Stores, Inc.	531
11	GameStop Corp. Class A ●	262
27	Gap, Inc.	506
12	Genuine Parts Co.	750
121	Home Depot, Inc.	5,086
11	J.C. Penney Co., Inc.	396
20	Kohl's Corp.	982
19	Limited Brands, Inc.	780
98	Lowe's Co., Inc.	2,496
33	Macy's, Inc.	1,062
4	Netflix, Inc. ●	299
13	Nordstrom, Inc.	630
10	O'Reilly Automotive, Inc. ●	804
4	Priceline.com, Inc. ●	1,842
19	Ross Stores, Inc.	915
3	Sears Holdings Corp. ●	95
55	Staples, Inc.	763
53	Target Corp.	2,700
10	Tiffany & Co.	662
30	TJX Cos., Inc.	1,914
7	TripAdvisor, Inc. ●	188
9	Urban Outfitters, Inc. ●	241
		33,387
	Semiconductors & Semiconductor Equipment - 2.3%
46	Advanced Micro Devices, Inc. ●	248

25	Altera Corp.	934
23	Analog Devices, Inc.	836
102	Applied Materials, Inc.	1,097
38	Broadcom Corp. Class A	1,119
5	First Solar, Inc. ●	155
400	Intel Corp.	9,693
13	KLA-Tencor Corp.	633
18	Linear Technology Corp.	536
44	LSI Corp. ●	263
15	Microchip Technology, Inc.	550
77	Micron Technology, Inc. ●	487
5	Novellus Systems, Inc. ●	217
48	NVIDIA Corp. ●	664
14	Teradyne, Inc. ●	197
90	Texas Instruments, Inc.	2,612
21	Xilinx, Inc.	661
		20,902
	Software & Services - 9.3%
50	Accenture plc	2,677
39	Adobe Systems, Inc. ●	1,088
14	Akamai Technologies, Inc. ●	456
18	Autodesk, Inc. ●	540
38	Automatic Data Processing, Inc.	2,072
13	BMC Software, Inc. ●	439
29	CA, Inc.	587
15	Citrix Systems, Inc. ●	887
24	Cognizant Technology Solutions Corp. ●	1,526
12	Computer Sciences Corp.	287
90	eBay, Inc. ●	2,736
26	Electronic Arts, Inc. ●	537
19	Fidelity National Information Services, Inc.	507
11	Fiserv, Inc. ●	649
20	Google, Inc. ●	12,821
93	IBM Corp.	17,012
23	Intuit, Inc.	1,229
8	Mastercard, Inc.	3,133
588	Microsoft Corp.	15,258
309	Oracle Corp.	7,924
25	Paychex, Inc.	763
15	Red Hat, Inc. ●	624
22	SAIC, Inc. ●	266
11	Salesforce.com, Inc. ●	1,084
58	Symantec Corp. ●	906
13	Teradata Corp. ●	636
13	Total System Services, Inc.	249
12	VeriSign, Inc.	446
40	Visa, Inc.	4,053
49	Western Union Co.	888
97	Yahoo!, Inc. ●	1,570
		83,850
	Technology Hardware & Equipment - 7.2%
13	Amphenol Corp. Class A	593
73	Apple, Inc. ●	29,548
422	Cisco Systems, Inc.	7,630
123	Corning, Inc.	1,602
120	Dell, Inc. ●	1,754
160	EMC Corp. ●	3,451
6	F5 Networks, Inc. ●	663
12	FLIR Systems, Inc.	306

The accompanying notes are an integral part of these financial statements.

7

 Hartford Index HLS Fund

 Schedule of Investments – (continued)

 December 31, 2011

 (000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.7% - (continued)
	Technology Hardware & Equipment - 7.2% - (continued)
9	Harris Corp.	$329
156	Hewlett-Packard Co.	4,017
14	Jabil Circuit, Inc.	282
18	JDS Uniphase Corp. ●	188
41	Juniper Networks, Inc. ●	843
6	Lexmark International, Inc. ADR	186
11	Molex, Inc.	258
21	Motorola Mobility Holdings, Inc. ●	802
23	Motorola Solutions, Inc.	1,043
28	NetApp, Inc. ●	1,023
132	Qualcomm, Inc.	7,220
19	SanDisk Corp. ●	927
33	TE Connectivity Ltd.	1,026
18	Western Digital Corp. ●	568
109	Xerox Corp.	867
		65,126
	Telecommunication Services - 2.9%
465	AT&T, Inc.	14,069
48	CenturyLink, Inc.	1,803
78	Frontier Communications Corp.	402
23	MetroPCS Communications, Inc. ●	199
235	Sprint Nextel Corp. ●	550
222	Verizon Communications, Inc.	8,918
46	Windstream Corp.	537
		26,478
	Transportation - 1.9%
13	C.H. Robinson Worldwide, Inc.	898
82	CSX Corp.	1,737
17	Expeditors International of Washington, Inc.	681
25	FedEx Corp.	2,083
26	Norfolk Southern Corp.	1,925
4	Ryder System, Inc.	212
61	Southwest Airlines Co.	523
38	Union Pacific Corp.	4,013
76	United Parcel Service, Inc. Class B	5,543
		17,615
	Utilities - 3.8%
51	AES Corp. ●	599
9	AGL Resources, Inc.	387
19	Ameren Corp.	630
38	American Electric Power Co., Inc.	1,568
33	CenterPoint Energy, Inc.	672
20	CMS Energy Corp.	436
23	Consolidated Edison, Inc.	1,427
16	Constellation Energy Group, Inc.	626
45	Dominion Resources, Inc.	2,372
13	DTE Energy Co.	724
105	Duke Energy Corp.	2,303
26	Edison International	1,058
14	Entergy Corp.	1,011
52	Exelon Corp.	2,258
33	FirstEnergy Corp.	1,454
6	Integrys Energy Group, Inc.	329
33	NextEra Energy, Inc.	2,018
22	NiSource, Inc.	524
14	Northeast Utilities	502
18	NRG Energy, Inc. ●	328
8	Oneok, Inc.	701
18	Pepco Holdings, Inc.	361
32	PG&E Corp.	1,312

9	Pinnacle West Capital Corp.	415
45	PPL Corp.	1,335
23	Progress Energy, Inc.	1,297
40	Public Service Enterprise Group, Inc.	1,311
9	SCANA Corp.	407
19	Sempra Energy	1,035
68	Southern Co.	3,133
17	TECO Energy, Inc.	324
18	Wisconsin Energy Corp.	634
38	Xcel Energy, Inc.	1,053
		34,544
	Total common stocks
	(cost $803,253)	$893,764

	Total long-term investments (cost $803,253)	$893,764

SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.3%
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $924, collateralized by U.S. Treasury Note 1.38%, 2018, value of $942)
$924	0.01%, 12/30/2011	$924
	RBC Capital Markets Corp. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $7,170, collateralized by U.S. Treasury Note 0.38% - 1.50%, 2013 - 2016, value of $7,314)
7,170	0.01%, 12/30/2011	7,170
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $2,427, collateralized by U.S. Treasury Note 1.88% - 2.00%, 2015 - 2016, value of $2,475)
2,427	0.02%, 12/30/2011	2,427
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $841, collateralized by U.S. Treasury Note 3.63%, 2021, value of $858)
841	0.01%, 12/30/2011	841
		11,362
	U.S. Treasury Bills - 0.0%
1,000	0.01%, 2/2/2012 □○	$1,000

	Total short-term investments
	(cost $12,362)	$12,362

Total investments
(cost $815,615) ▲	100.0%	$906,126
Other assets and liabilities	–%	(392)
Total net assets	100.0%	$905,734

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $849,302 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$252,562
Unrealized Depreciation	(195,738)
Net Unrealized Appreciation	$56,824

●	Non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at December 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	43	Long	03/15/2012	$13,465	$13,454	$11

* The number of contracts does not omit 000's.
Cash of $80 was pledged as initial margin deposit and collateral for open futures contracts at December 31, 2011.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

 Hartford Index HLS Fund

 Investment Valuation Hierarchy Level Summary

 December 31, 2011

 (000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$893,764	$893,764	$–	$–
Short-Term Investments	12,362	–	12,362	–
Total	$906,126	$893,764	$12,362	$–
Futures *	11	11	–	–
Total	$11	$11	$–	$–

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

 Hartford Index HLS Fund

 Statement of Assets and Liabilities

 December 31, 2011

 (000’s Omitted)

Assets:
Investments in securities, at market value (cost $815,615)	$906,126
Cash	87	*
Receivables:
Investment securities sold	142
Fund shares sold	193
Dividends and interest	1,347
Variation margin	2
Total assets	907,897
Liabilities:
Payables:
Fund shares redeemed	1,973
Variation margin	54
Investment management fees	60
Distribution fees	13
Accrued expenses	63
Total liabilities	2,163
Net assets	$905,734
Summary of Net Assets:
Capital stock and paid-in-capital	$869,707
Undistributed net investment income	1,451
Accumulated net realized loss	(55,946)
Unrealized appreciation of investments	90,522
Net assets	$905,734
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$26.20
Shares outstanding	25,697
Net assets	$673,275
Class IB: Net asset value per share	$26.09
Shares outstanding	8,909
Net assets	$232,459

* Cash of $80 was pledged as initial margin deposit and collateral for open futures contracts at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

11

 Hartford Index HLS Fund

 Statement of Operations

 For the Year Ended December 31, 2011

 (000’s Omitted)

Investment Income:
Dividends	$20,235
Interest	6
Total investment income, net	20,241

Expenses:
Investment management fees	2,920
Distribution fees - Class IB	568
Custodian fees	26
Accounting services fees	97
Board of Directors' fees	23
Audit fees	16
Other expenses	139
Total expenses	3,789
Net investment income	16,452

Net Realized Loss on Investments and Other Financial Instruments:	(789000)
Net realized loss on investments	(1,395)
Net realized gain on futures	606
Net Realized Loss on Investments and Other Financial Instruments	(789)

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:	4,269
Net unrealized appreciation of investments	4,502
Net unrealized depreciation of futures	(233)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	4,269
Net Gain on Investments and Other Financial Instruments	3,480
Net Increase in Net Assets Resulting from Operations	$19,932

The accompanying notes are an integral part of these financial statements.

12

 Hartford Index HLS Fund

 Statement of Changes in Net Assets

 (000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$16,452	$16,123
Net realized gain (loss) on investments and other financial instruments	(789)	2,457
Net unrealized appreciation of investments and other financial instruments	4,269	114,628
Net Increase In Net Assets Resulting From Operations	19,932	133,208
Distributions to Shareholders:
From net investment income
Class IA	(11,907)	(13,079)
Class IB	(3,567)	(2,921)
Total distributions	(15,474)	(16,000)
Capital Share Transactions:
Class IA
Sold	49,488	74,931
Issued on reinvestment of distributions	11,907	13,079
Redeemed	(202,307)	(184,062)
Total capital share transactions	(140,912)	(96,052)
Class IB
Sold	103,660	86,663
Issued on reinvestment of distributions	3,567	2,921
Redeemed	(83,928)	(69,647)
Total capital share transactions	23,299	19,937
Net decrease from capital share transactions	(117,613)	(76,115)
Net Increase (Decrease) In Net Assets	(113,155)	41,093
Net Assets:
Beginning of period	1,018,889	977,796
End of period	$905,734	$1,018,889
Undistributed (distribution in excess of)
net investment income	$1,451	$784
Shares:
Class IA
Sold	1,855	3,164
Issued on reinvestment of distributions	458	509
Redeemed	(7,518)	(7,732)
Total share activity	(5,205)	(4,059)
Class IB
Sold	3,893	3,670
Issued on reinvestment of distributions	138	114
Redeemed	(3,145)	(2,948)
Total share activity	886	836

The accompanying notes are an integral part of these financial statements.

13

 Hartford Index HLS Fund

 Notes to Financial Statements

 December 31, 2011

 (000’s Omitted)

1.	Organization:

Hartford Index HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

14

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

15

 Hartford Index HLS Fund

 Notes to Financial Statements – (continued)

 December 31, 2011

 (000’s Omitted)

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

16

b)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$2	$—	$—	$2
Total	$—	$—	$—	$2	$—	$—	$2

Liabilities:
Variation margin payable *	$—	$—	$—	$54	$—	$—	$54
Total	$—	$—	$—	$54	$—	$—	$54
							True

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $11 as reported in the Schedule of Investments.

17

 Hartford Index HLS Fund

 Notes to Financial Statements – (continued)

 December 31, 2011

 (000’s Omitted)

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$606	$—	$—	$606
Total	$—	$—	$—	$606	$—	$—	$606

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:

Net change in unrealized depreciation of futures	$—	$—	$—	$(233)	$—	$—	$(233)
Total	$—	$—	$—	$(233)	$—	$—	$(233)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$15,474	$16,000

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,451
Accumulated Capital and Other Losses*	(22,247)
Unrealized Appreciation†	56,823
Total Accumulated Earnings	$36,027

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(311)
Accumulated Net Realized Gain (Loss)	311

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

19

Hartford Index HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

 At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$22,247
Total	$22,247

As of December 31, 2011, the Fund utilized $1,269 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.3000%
On next $3 billion	0.2000%
On next $5 billion	0.1800%
Over $10 billion	0.1700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

20

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds was in the amount of $1. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$33,353
Sales Proceeds Excluding U.S. Government Obligations	149,747

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Index HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$ 26.20	$ 0.52	$ –	$ (0.05)	$ 0.47	$ (0.47)	$ –	$ –	$ (0.47)	$ –	$ 26.20
IB	26.08	0.39	–	0.03	0.42	(0.41)	–	–	(0.41)	0.01	26.09
For the Year Ended December 31, 2010
IA	23.22	0.44	–	2.97	3.41	(0.43)	–	–	(0.43)	2.98	26.20
IB	23.12	0.34	–	2.99	3.33	(0.37)	–	–	(0.37)	2.96	26.08
For the Year Ended December 31, 2009
IA	18.75	0.42	–	4.48	4.90	(0.42)	(0.01)	–	(0.43)	4.47	23.22
IB	18.69	0.35	–	4.46	4.81	(0.37)	(0.01)	–	(0.38)	4.43	23.12
For the Year Ended December 31, 2008
IA	31.54	0.59	–	(12.16)	(11.57)	(0.58)	(0.64)	–	(1.22)	(12.79)	18.75
IB	31.40	0.51	–	(12.07)	(11.56)	(0.51)	(0.64)	–	(1.15)	(12.71)	18.69
For the Year Ended December 31, 2007
IA	32.36	0.59	–	1.07	1.66	(0.57)	(1.91)	–	(2.48)	(0.82)	31.54
IB	32.22	0.48	–	1.09	1.57	(0.48)	(1.91)	–	(2.39)	(0.82)	31.40

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

22

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers	Ratio of Expenses to Average Net Assets After Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(C)

1.81%	$673,275	0.33%	0.33%	1.74%	3%
1.60	232,459	0.58	0.58	1.51	–

14.73	809,629	0.34	0.34	1.73	4
14.45	209,260	0.59	0.59	1.48	–

26.15	811,634	0.35	0.35	2.00	6
25.81	166,162	0.60	0.60	1.75	–

(37.11)	718,081	0.32	0.32	2.02	4
(37.27)	138,014	0.57	0.57	1.77	–

5.20	1,390,827	0.33	0.33	1.61	4
4.94	271,967	0.58	0.58	1.36	–

23

Report of Independent Registered Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Index HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Index HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 13, 2012

24

Hartford Index HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Index HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Index HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$961.70	$1.63	$1,000.00	$1,023.54	$1.68	0.33%	184	365
Class IB	$1,000.00	$960.91	$2.87	$1,000.00	$1,022.28	$2.96	0.58%	184	365

28

Hartford Index HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Index HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Index HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods, noting that the Fund is managed to approximate the performance of the S&P 500 Index. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HL Advisors were considered in the aggregate.

30

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford Index HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-IX11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford International Opportunities HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford International Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford International Opportunities HLS Fund inception 07/02/1990

(sub-advised by Wellington Management Company, LLP)	Investment objective – Seeks long-term growth of
capital.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
International Opportunities IA	-13.97%	-0.66%	5.93%
International Opportunities IB	-14.19%	-0.91%	5.67%
MSCI All Country World ex USA Index	-13.33%	-2.48%	6.76%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford International Opportunities HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Senior Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford International Opportunities HLS Fund returned -13.97% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the MSCI All Country World ex-US Index, which returned -13.33% for the same period. The Fund also underperformed the -13.42% return of the average fund in the Lipper International Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The one-year period ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into a recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

The Fund’s underperformance versus its benchmark was primarily due to weak stock selection, particularly within Materials, Consumer Discretionary, and Energy. This was partially offset by stronger selection in Utilities, Information Technology, and Consumer Staples. Allocation among sectors, a result of the bottom-up stock selection process (i.e. stock by stock fundamental research), was modestly additive to relative returns, due in part to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Materials and Financials.

The largest detractors from benchmark relative returns were PDG Realty (Consumer Discretionary), Rio Tinto (Materials), and Royal Dutch Shell (Energy). Shares of Brazilian real estate company PDG Realty declined during the period due to questions surrounding the sale of special purpose vehicles (SPVs) as well as concerns over increasing land acquisition costs. Shares of international mining company Rio Tinto declined due to slowing growth and its effect on the firm’s iron ore production growth. Shares of Royal Dutch Shell rose sharply in a broad-based rally in Energy stocks during the fourth quarter. Not owning the stock detracted from relative returns. Other notable detractors from absolute (i.e. total return) performance included France-based producer of seamless steel tube products Vallourec (Industrials).

Top contributors to relative performance during the period included Imperial Tobacco (Consumer Staples), National Grid (Utilities), and Rolls-Royce (Industrials). Shares of international tobacco company Imperial Tobacco climbed during the period as a result of posting strong revenue growth in emerging markets. Shares of National Grid, the international electricity and gas company, benefited in part from regulatory concessions by the Office of the Gas and Electricity Markets (Ofgem) in the U.K. Shares of Rolls-Royce, a U.K.-based world-leading provider of power systems and services for use on land, at sea, and in air, rose as the company gained market share in wide body airplanes in Asia, where travel is expected to increase. Vodafone (Telecommunication Services) and BG Group (Energy) also contributed positively to absolute performance.

What is the outlook?

At a macro level, we expect the developed world to remain in a low growth environment and interest rates to stay low. Against a backdrop of higher volatility, we strive to maintain a well-balanced portfolio with investments that represent diverse economic drivers that are not necessarily reliant on broader GDP growth. We continue to be positioned generally for a stronger U.S. dollar and a better U.S. economy over time. Given how far Europe has fallen, we were able to find some attractively valued stock-specific opportunities there, but we have been selective. We expect market volatility to continue in Europe, thus we have been focusing on export-oriented companies or stocks with defensive characteristics.

As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level, focusing on those companies which we believe can deliver

3

Hartford International Opportunities HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

improvements in return on investment capital (ROIC) or sustain ROIC for longer than the market anticipates.

At the end of the period, we were most overweight Industrials and Health Care, and most underweight Materials and Financials, relative to the benchmark. On a regional basis, we ended the period with an overweight to select European countries, including the U.K., France, and Germany. We were underweight in select Asia Pacific countries , including Australia, Japan, and South Korea.

Diversification by Industry

as of December 31, 2011

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	3.3%
Banks (Financials)	5.2
Capital Goods (Industrials)	9.3
Commercial & Professional Services (Industrials)	1.8
Consumer Durables & Apparel (Consumer Discretionary)	1.3
Consumer Services (Consumer Discretionary)	2.1
Diversified Financials (Financials)	3.3
Energy (Energy)	10.5
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer Staples)	7.9
Health Care Equipment & Services (Health Care)	1.7
Household & Personal Products (Consumer Staples)	2.2
Insurance (Financials)	5.3
Materials (Materials)	6.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.7
Real Estate (Financials)	4.2
Retailing (Consumer Discretionary)	1.5
Semiconductors & Semiconductor Equipment (Information Technology)	6.0
Software & Services (Information Technology)	1.0
Technology Hardware & Equipment (Information Technology)	1.0
Telecommunication Services (Services)	3.6
Transportation (Industrials)	4.0
Utilities (Utilities)	4.7
Short-Term Investments	3.5
Other Assets and Liabilities	0.5
Total	100.0%

Diversification by Country

as of December 31, 2011

Percentage of
Country	Net Assets
Australia	0.2%
Belgium	1.2
Brazil	5.4
Canada	3.0
Chile	0.6
China	1.5
Denmark	0.3
Finland	0.9
France	13.2
Germany	6.4
Hong Kong	3.6
India	0.6
Ireland	2.1
Israel	1.2
Italy	1.5
Japan	9.7
Jersey	0.4
Malaysia	0.4
Netherlands	2.5
Norway	0.8
Russia	1.1
South Korea	1.8
Sweden	2.0
Switzerland	10.3
Taiwan	3.0
United Kingdom	21.3
United States	1.0
Short-Term Investments	3.5
Other Assets and Liabilities	0.5
Total	100.0%

4

Hartford International Opportunities HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0%
	Australia - 0.2%
1,063	Aquarius Platinum Ltd.	$2,584

	Belgium - 1.2%
432	Umicore	17,762

	Brazil - 5.4%
193	Banco do Estado do Rio Grande do Sul S.A.	2,065
365	Banco Santander Brasil S.A.	2,968
1,619	CCR S.A.	10,608
244	Cetip S.A. - Balcao Organizado	3,526
1,211	Itau Unibanco Banco Multiplo S.A. ADR	22,480
1,379	JSL S.A.	6,906
297	Localiza Rent a Car S.A.	4,074
3,947	PDG Realty S.A.	12,485
574	Petroleo Brasileiro S.A. ADR	14,261
305	Raia Drogasil S.A.	2,123
		81,496
	Canada - 3.0%
296	Canadian Natural Resources Ltd.	11,101
488	Kinross Gold Corp.	5,567
253	Potash Corp. of Saskatchewan, Inc.	10,456
1,414	Talisman Energy, Inc.	18,011
		45,135
	Chile - 0.6%
520	Enersis S.A. ADR	9,175

	China - 1.5%
5,324	China Pacific Insurance	15,106
1,207	CITIC Securities Co., Ltd. ●	1,985
2,664	Dongfeng Motor Group Co., Ltd.	4,549
1,296	Shandong Weigao Group Medical Polymer Co., Ltd.	1,164
		22,804
	Denmark - 0.3%
280	DSV A/S	5,011

	Finland - 0.9%
100	Kone Oyj Class B	5,190
253	Nokian Rendaat Oyj	8,116
		13,306
	France - 13.2%
312	Accor S.A.	7,865
346	Cie Generale d'Optique Essilor International S.A.	24,368
571	Groupe Danone	35,834
220	Michelin (C.G.D.E.) Class B	12,973
332	Pernod-Ricard	30,696
597	Safran S.A.	17,853
513	Schneider Electric S.A.	26,808
181	Technip S.A.	16,999
157	Unibail-Rodamco SE	28,028
		201,424
	Germany - 6.4%
144	Allianz SE	13,754
357	Beiersdorf AG	20,222
382	Continental AG	23,748
3,238	Infineon Technologies AG	24,316
291	SAP AG	15,390
		97,430
	Hong Kong - 3.6%
9,425	AIA Group Ltd.	29,338
1,994	ENN Energy Holdings Ltd.	6,384
1,368	Hengan International Group Co., Ltd.	12,754
3,474	Shangri-La Asia Ltd.	5,984
		54,460
	India - 0.6%
1,375	Bharti Televentures	8,884

	Ireland - 2.1%
909	CRH plc	18,033
1,064	Elan Corp. plc ADR ●	14,615
		32,648
	Israel - 1.2%
459	Teva Pharmaceutical Industries Ltd. ADR	18,545

	Italy - 1.5%
1,861	Intesa Sanpaolo	3,099
4,318	Snam S.p.A.	19,019
		22,118
	Japan - 9.7%
216	Acom Co., Ltd.	3,847
376	Daiichi Sankyo Co., Ltd.	7,445
204	Daito Trust Construction Co., Ltd.	17,502
179	East Japan Railway Co.	11,428
341	Eisai Co., Ltd.	14,121
68	Fanuc Corp.	10,296
125	Fast Retailing Co., Ltd.	22,720
2	Inpex Corp.	9,986
926	JS Group Corp.	17,740
3,209	Mitsubishi UFJ Financial Group, Inc.	13,586
1,272	Mitsui Fudosan Co., Ltd.	18,548
		147,219
	Jersey - 0.4%
1,045	Glencore International plc	6,381

	Malaysia - 0.4%
4,658	AirAsia Berhad	5,534

	Netherlands - 2.5%
209	ASML Holding N.V. ADR	8,747
2,817	ING Groep N.V. ●	20,143
242	Unilever N.V. CVA	8,333
		37,223
	Norway - 0.8%
760	Telenor ASA	12,433

	Russia - 1.1%
1,346	Sberbank ●	13,381
142	X5 Retail Group N.V. ●§	3,235
		16,616
	South Korea - 1.8%
30	Samsung Electronics Co., Ltd.	27,404

	Sweden - 2.0%
718	Assa Abloy Ab	17,947
567	Skf Ab B Shares	11,955
		29,902

The accompanying notes are an integral part of these financial statements.

5

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0% - (continued)
	Switzerland - 10.3%
301	Adecco S.A.	$12,530
121	CIE Financiere Richemont S.A.	6,063
26	Givaudan	24,660
157	Kuehne & Nagel International AG	17,602
233	Roche Holding AG	39,373
9	SGS S.A.	14,846
434	Swiss Re Ltd.	22,052
1,697	UBS AG	20,131
		157,257
	Taiwan - 3.0%
4,292	Synnex Technology International Corp.	10,351
12,245	Taiwan Semiconductor Manufacturing Co., Ltd.	30,595
4,690	WPG Holdings Co., Ltd.	5,400
		46,346
	United Kingdom - 21.3%
505	AstraZeneca plc	23,314
3,467	Barclays Bank plc ADR	9,495
1,656	BG Group plc	35,378
4,500	BP plc	32,054
423	British American Tobacco plc	20,086
463	ENSCO International plc	21,733
663	Imperial Tobacco Group plc	25,088
276	Intercontinental Hotels Group	4,965
3,807	National Grid plc	36,795
349	Rio Tinto plc	17,070
2,891	Rolls-Royce Holdings plc	33,469
540	Standard Chartered plc	11,820
3,192	Tesco plc	19,973
11,914	Vodafone Group plc	33,217
		324,457
	United States - 1.0%
419	Carnival Corp.	13,683
45	Michael Kors Holdings Ltd. ●	1,237
		14,920
	Total common stocks
	(cost $1,530,269)	$1,458,474

	Total long-term investments (cost $1,530,269)	$1,458,474

SHORT-TERM INVESTMENTS - 3.5%
	Repurchase Agreements - 3.5%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $20,524, collateralized by GNMA 4.50%, 2041, value of $20,934)
$20,524	0.04%, 12/30/2011	$20,524
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,705, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $1,739)
1,705	0.01%, 12/30/2011	1,705
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $22,766, collateralized by GNMA 3.50% - 7.00%, 2035 - 2046, value of $23,221)
22,765	0.06%, 12/30/2011	22,765
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $173, collateralized by U.S. Treasury Note 2.75%, 2016, value of $177)
173	0.01%, 12/30/2011	173
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $8,809, collateralized by FNMA 3.00% - 6.50%, 2021 - 2041, value of $8,986)
8,809	0.04%, 12/30/2011	8,809
		53,976

Total short-term investments
(cost $53,976)		$53,976

Total investments
(cost $1,584,245) ▲	99.5%	$1,512,450
Other assets and liabilities	0.5%	8,174
Total net assets	100.0%	$1,520,624

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 95.0% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $1,602,704 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$49,993
Unrealized Depreciation	(140,247)
Net Unrealized Depreciation	$(90,254)

●	Non-income producing.
§

These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.

person. Unless otherwise indicated, these holdings are determined to be liquid.  At December 31, 2011, the aggregate value of these securities was $3,235, which represents 0.2% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	JP Morgan Securities	Sell	$2,240	$2,233	01/03/2012	$(7)
Euro	JP Morgan Securities	Sell	797	796	01/03/2012	(1)
						$(8)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration of Securities at December 31, 2011

Percentage of
Description	Net Assets
Brazilian Real	2.8%
British Pound	21.7
Canadian Dollar	2.3
Danish Krone	0.3
Euro	25.1
Hong Kong Dollar	5.1
Indian Rupee	0.6
Japanese Yen	9.7
Malaysian Ringgit	0.4
Norwegian Krone	0.8
Republic of Korea Won	1.8
Swedish Krona	2.0
Swiss Franc	10.3
Taiwanese Dollar	3.0
United States Dollar	13.6
Other Assets and Liabilities	0.5
Total	100.0%

The accompanying notes are an integral part of these financial statements.

7

Hartford International Opportunities HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$2,584	$–	$2,584	$–
Belgium	17,762	–	17,762	–
Brazil	81,496	81,496	–	–
Canada	45,135	45,135	–	–
Chile	9,175	9,175	–	–
China	22,804	1,985	20,819	–
Denmark	5,011	–	5,011	–
Finland	13,306	–	13,306	–
France	201,424	–	201,424	–
Germany	97,430	–	97,430	–
Hong Kong	54,460	–	54,460	–
India	8,884	–	8,884	–
Ireland	32,648	14,615	18,033	–
Israel	18,545	18,545	–	–
Italy	22,118	–	22,118	–
Japan	147,219	–	147,219	–
Jersey	6,381	–	6,381	–
Malaysia	5,534	–	5,534	–
Netherlands	37,223	8,747	28,476	–
Norway	12,433	–	12,433	–
Russia	16,616	16,616	–	–
South Korea	27,404	–	27,404	–
Sweden	29,902	–	29,902	–
Switzerland	157,257	–	157,257	–
Taiwan	46,346	–	46,346	–
United Kingdom	324,457	21,733	302,724	–
United States	14,920	14,920	–	–
Total	1,458,474	232,967	1,225,507	–
Short-Term Investments	53,976	–	53,976	–
Total	$1,512,450	$232,967	$1,279,483	$–
Liabilities:
Foreign Currency Contracts*	8	–	8	–
Total	$8	$–	$8	$–

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

Hartford International Opportunities HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,584,245)	$1,512,450
Cash	1
Receivables:
Investment securities sold	5,113
Fund shares sold	847
Dividends and interest	3,811
Total assets	1,522,222
Liabilities:
Unrealized depreciation on foreign currency contracts	8
Bank overdraft - foreign cash	2
Payables:
Fund shares redeemed	1,204
Investment management fees	227
Distribution fees	13
Accrued expenses	144
Total liabilities	1,598
Net assets	$1,520,624
Summary of Net Assets:
Capital stock and paid-in-capital	$2,304,613
Undistributed net investment income	28,134
Accumulated net realized loss	(740,270)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(71,853)
Net assets	$1,520,624
Shares authorized	2,625,000
Par value	$0.001
Class IA: Net asset value per share	$10.72
Shares outstanding	120,194
Net assets	$1,287,917
Class IB: Net asset value per share	$10.82
Shares outstanding	21,508
Net assets	$232,707

The accompanying notes are an integral part of these financial statements.

9

Hartford International Opportunities HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$48,719
Interest	37
Less: Foreign tax withheld	(5,096)
Total investment income, net	43,660

Expenses:
Investment management fees	12,340
Transfer agent fees	5
Distribution fees - Class IB	712
Custodian fees	170
Accounting services fees	293
Board of Directors' fees	45
Audit fees	24
Other expenses	443
Total expenses (before fees paid indirectly)	14,032
Commission recapture	(54)
Total fees paid indirectly	(54)
Total expenses, net	13,978
Net investment income	29,682

Net Realized Gain on Investments and Foreign Currency Transactions:	5344000
Net realized gain on investments	5,838
Net realized loss on foreign currency contracts	(611)
Net realized gain on other foreign currency transactions	117
Net Realized Gain on Investments and Foreign Currency Transactions	5,344

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:	(293,187)
Net unrealized depreciation of investments	(292,406)
Net unrealized depreciation of foreign currency contracts	(634)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(147)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(293,187)
Net Loss on Investments and Foreign Currency Transactions	(287,843)
Net Decrease in Net Assets Resulting from Operations	$(258,161)

The accompanying notes are an integral part of these financial statements.

10

Hartford International Opportunities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$29,682	$20,497
Net realized gain on investments and foreign currency transactions	5,344	270,674
Net unrealized depreciation of investments and foreign currency transactions	(293,187)	(56,880)
Net Increase (Decrease) In Net Assets Resulting From Operations	(258,161)	234,291
Distributions to Shareholders:
From net investment income
Class IA	(686)	(19,308)
Class IB	(122)	(2,992)
Total distributions	(808)	(22,300)
Capital Share Transactions:
Class IA
Sold	151,842	114,911
Issued in merger	—	453,865
Issued on reinvestment of distributions	686	19,308
Redeemed	(351,186)	(309,369)
Total capital share transactions	(198,658)	278,715
Class IB
Sold	34,174	33,853
Issued in merger	—	142,673
Issued on reinvestment of distributions	122	2,992
Redeemed	(90,473)	(100,545)
Total capital share transactions	(56,177)	78,973
Net increase (decrease) from capital share transactions	(254,835)	357,688
Proceeds from regulatory settlements	—	688
Net Increase (Decrease) In Net Assets	(513,804)	570,367
Net Assets:
Beginning of period	2,034,428	1,464,061
End of period	$1,520,624	$2,034,428
Undistributed (distribution in excess of)
net investment income	$28,134	$430
Shares:
Class IA
Sold	12,594	10,237
Issued in merger	—	39,574
Issued on reinvestment of distributions	62	1,611
Redeemed	(29,342)	(27,787)
Total share activity	(16,686)	23,635
Class IB
Sold	2,865	2,977
Issued in merger	—	12,297
Issued on reinvestment of distributions	11	248
Redeemed	(7,424)	(8,918)
Total share activity	(4,548)	6,604

The accompanying notes are an integral part of these financial statements.

11

Hartford International Opportunities HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford International Opportunities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the

12

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

15

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$8	$—	$—	$—	$—	$8
Total	$—	$8	$—	$—	$—	$—	$8

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(611)	$—	$—	$—	$—	$(611)
Total	$—	$(611)	$—	$—	$—	$—	$(611)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(634)	$—	$—	$—	$—	$(634)
Total	$—	$(634)	$—	$—	$—	$—	$(634)

16

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$808	$22,300

17

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$28,134
Accumulated Capital and Other Losses*	(721,811)
Unrealized Depreciation†	(90,312)
Total Accumulated Deficit	$(783,989)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(1,170)
Accumulated Net Realized Gain (Loss)	1,170

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$37,085
2016	397,126
2017	287,600
Total	$721,811

As of December 31, 2011, the Fund utilized $9,925 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Effective March 1, 2012, HL Advisors will be paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

19

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.72%
Class IB	0.97

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

20

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.23%	0.23%
Total Return Excluding Payment from Affiliate	33.15	32.83

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,009,033
Sales Proceeds Excluding U.S. Government Obligations	2,280,103

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Fund Merger:

Reorganization of Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund into Hartford International Opportunities HLS Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved the Forms of Agreement and Plans of Reorganization (“Reorganization Agreements”) that provided for the reorganization of each of two series of the Company, Hartford International Growth HLS Fund (“Target Fund #1”) and Hartford International Small Company HLS Fund (“Target Fund #2), into another series of the Company, Hartford International Opportunities HLS Fund (“Acquiring Fund”) (“Reorganizations”). The reorganizations did not require shareholder approval by the shareholders of the Target Funds or the Acquiring Fund.

Pursuant to the Reorganization Agreements, on April 16, 2010, (merger date), each holder of Class IA and Class IB shares of the Target Funds became the owner of full and fractional shares of the corresponding class in the Aquiring Fund having an equal aggregate value.

21

Hartford International Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

The merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund #1 on Merger Date	Net assets of Target Fund #2 on Merger Date	Acquiring Fund shares issued to the Target Funds' shareholders	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund #1 shares exchanged	Target Fund #2 shares exchanged

Class IA	$289,334	$164,531	39,574	$1,276,569	$1,730,434	37,523	$14,231
Class IB	97,957	44,716	12,297	216,979	359,652	12,771	3,902
Total	$387,291	$209,247	51,871	$1,493,548	$2,090,086	50,294	$18,133

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Proceeds from Regulatory Settlement:

During the year ended December 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $688, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

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23

Hartford International Opportunities HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$12.46	$0.21	$–	$(1.94)	$(1.73)	$(0.01)	$–	$–	$(0.01)	$(1.74)	$10.72
IB	12.61	0.19	–	(1.97)	(1.78)	(0.01)	–	–	(0.01)	(1.79)	10.82
For the Year Ended December 31, 2010(E)
IA	11.01	0.13	–	1.46	1.59	(0.14)	–	–	(0.14)	1.45	12.46
IB	11.15	0.11	–	1.46	1.57	(0.11)	–	–	(0.11)	1.46	12.61
For the Year Ended December 31, 2009
IA	8.40	0.16	0.03	2.61	2.80	(0.19)	–	–	(0.19)	2.61	11.01
IB	8.51	0.14	0.03	2.64	2.81	(0.17)	–	–	(0.17)	2.64	11.15
For the Year Ended December 31, 2008
IA	15.62	0.28	–	(6.68)	(6.40)	(0.28)	(0.54)	–	(0.82)	(7.22)	8.40
IB	15.78	0.27	–	(6.76)	(6.49)	(0.24)	(0.54)	–	(0.78)	(7.27)	8.51
For the Year Ended December 31, 2007
IA	15.23	0.18	–	3.77	3.95	(0.19)	(3.37)	–	(3.56)	0.39	15.62
IB	15.36	0.16	–	3.78	3.94	(0.15)	(3.37)	–	(3.52)	0.42	15.78

(A)	Information presented relates to a share outstanding throughout the indicated period.

(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(E)	Per share amounts have been calculated using the average shares method.

(F)	During the year ended December 31, 2010, the Fund incurred $456.2 million in sales associated with the transition of assets from Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.

(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

(13.97)%		$1,287,917	0.73%	0.73%	1.66%	111%
(14.19)		232,707	0.98	0.98	1.41	–
-
14.49		1,705,757	0.74	0.74	1.19	128	(F)
14.20		328,671	0.99	0.99	0.94	–
-
33.46	(G)	1,247,179	0.76	0.76	1.68	152
33.13	(G)	216,882	1.01	1.01	1.43	–
-
(42.25)		1,046,234	0.71	0.71	2.21	158
(42.39)		189,221	0.96	0.96	1.96	–
-
27.43		2,027,078	0.71	0.71	1.13	135
27.11		417,144	0.96	0.96	0.89	–
25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford International Opportunities HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford International Opportunities HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

26

Hartford International Opportunities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

Hartford International Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford International Opportunities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$833.78	$3.37	$1,000.00	$1,021.53	$3.72	0.73%	184	365
Class IB	$1,000.00	$832.74	$4.53	$1,000.00	$1,020.27	$4.99	0.98%	184	365

30

Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford International Opportunities HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’

31

Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that although the Fund has had some recent short-term challenges, the overall performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The

32

Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

33

Hartford International Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-IO11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford MidCap HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford MidCap HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford MidCap HLS Fund* inception 07/14/1997
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
MidCap IA	-7.92%	2.11%	7.13%
MidCap IB	-8.16%	1.85%	6.87%
S&P MidCap 400 Index	-1.73%	3.32%	7.04%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

* The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

2

Hartford MidCap HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford MidCap HLS Fund returned -7.92% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the S&P MidCap 400 Index, which returned -1.73% for the same period. The Fund also underperformed the -3.86% return of the average fund in the Lipper Mid-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong corporate earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

Mid cap stocks (-2%) and small cap stocks (-4%) underperformed large cap stocks (+2%) during the period, as measured by the S&P MidCap 400, Russell 2000, and S&P 500 Indices, respectively. Growth stocks (-1.6%) outpaced Value stocks (-3.4%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value Indices. Within the S&P MidCap 400 Index, five out of ten sectors posted double-digit positive returns. The Consumer Staples (+22%), Utilities (+17%), and Consumer Discretionary (+2%) sectors performed best while the Information Technology (-12%), Energy (-10%), and Telecommunication Services (-10%) sectors lagged the benchmark.

Underperformance versus the benchmark was driven by weak security selection in the Industrials, Financials, and Energy sectors, which more than offset strong stock selection in the Information Technology and Telecommunication Services sectors. Sector allocation, which is driven by our bottom-up stock selection process (i.e. stock by stock fundamental research), also detracted during the period as a result of our underweight position (i.e. the Fund’s sector position was less than the benchmark position) in Consumer Staples and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology.

Top detractors from benchmark-relative performance included Alpha Natural Resources (Energy), Netflix (Consumer Discretionary), and PACCAR (Industrials). Shares of Alpha Natural Resources, a U.S.-based coal producer, declined after reduced shipment guidance raised investor concerns about a slowdown in demand from China. Internet-based subscription service for television and movies provider Netflix’s shares declined after the firm announced a pricing change that angered many members. Shares of PACCAR, a worldwide manufacturer of light, medium, and heavy-duty trucks and after-market parts, declined due to concerns about the company’s exposure to the weak European economy. Digital media technology company Rovi (Information Technology) was among the top absolute (i.e. total return) performance detractors during the period.

Top relative contributors included Regeneron Pharmaceuticals (Health Care), Tempur-Pedic International (Consumer Discretionary), and Cree (Information Technology). Shares of biopharmaceutical company Regeneron rose as expectations for the success of Eylea, a drug for macular degeneration treatment, have increased. The company also has a compelling antibody platform that should position it well in drug discovery. Shares of Tempur-Pedic International benefited from strong earnings results as a result of effective cost-cutting measures and improved marketing efforts. Shares of Cree, an innovator of LED lighting, fell from lower LED demand as TV inventory corrections and overcapacity in China have weighed on revenues. Not owning Cree benefitted the fund. Among top contributors to absolute performance were Verisign (Information Technology) and Vertex Pharmaceuticals (Health Care).

What is the outlook?

After bottoming in early 2009, risk assets have rebounded strongly while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus work their way through the system. Despite some signs of continued weakness, we believe that global growth remains

3

Hartford MidCap HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

positive. The U.S. recovery continues at a sluggish pace but the trends remain positive. While we remain mindful of additional factors that may impact the pace of the recovery in the U.S., including sovereign debt issues in Europe, the impact of any resulting fiscal restraint on growth, increased government regulation, and continued pressure on housing, we believe that the U.S. economy appears likely to continue to expand.

Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Health Care, Information Technology, and Energy sectors. Our largest underweights relative to the benchmark were in Financials, Consumer Discretionary, and Materials.

Diversification by Industry
as of December 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	6.2
Capital Goods (Industrials)	9.0
Commercial & Professional Services (Industrials)	3.8
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Diversified Financials (Financials)	5.5
Energy (Energy)	9.9
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	1.5
Health Care Equipment & Services (Health Care)	7.8
Insurance (Financials)	1.7
Materials (Materials)	4.3
Media (Consumer Discretionary)	1.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.0
Real Estate (Financials)	2.3
Retailing (Consumer Discretionary)	2.7
Semiconductors & Semiconductor Equipment (Information Technology)	5.7
Software & Services (Information Technology)	10.1
Technology Hardware & Equipment (Information Technology)	3.1
Transportation (Industrials)	4.3
Utilities (Utilities)	3.6
Short-Term Investments	0.8
Other Assets and Liabilities	0.1
Total	100.0%

4

Hartford MidCap HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1%
	Automobiles & Components - 1.6%
542	Harley-Davidson, Inc.	$21,080

	Banks - 6.2%
141	Cullen/Frost Bankers, Inc.	7,438
363	East West Bancorp, Inc.	7,159
979	First Niagara Financial Group, Inc.	8,447
461	First Republic Bank ●	14,110
2,108	Huntington Bancshares, Inc.	11,575
317	M&T Bank Corp.	24,237
105	Signature Bank ●	6,319
		79,285
	Capital Goods - 9.0%
316	AMETEK, Inc.	13,297
269	Carlisle Cos., Inc.	11,928
298	IDEX Corp.	11,040
305	Jacobs Engineering Group, Inc. ●	12,396
576	Lennox International, Inc.	19,456
230	MSC Industrial Direct Co., Inc.	16,450
547	PACCAR, Inc.	20,487
176	Pall Corp.	10,077
		115,131
	Commercial & Professional Services - 3.8%
203	Equifax, Inc. ●	7,858
532	Manpower, Inc.	19,026
787	Robert Half International, Inc.	22,407
		49,291
	Consumer Durables & Apparel - 3.6%
514	Hasbro, Inc.	16,377
125	Michael Kors Holdings Ltd. ●	3,411
29	NVR, Inc. ●	19,986
122	Tempur-Pedic International, Inc. ●	6,414
		46,188
	Diversified Financials - 5.5%
446	Cetip S.A. - Balcao Organizado	6,438
231	Greenhill & Co., Inc.	8,393
899	Invesco Ltd.	18,058
175	LPL Investment Holdings, Inc. ●	5,356
1,092	SEI Investments Co.	18,944
225	T. Rowe Price Group, Inc.	12,839
		70,028
	Energy - 9.9%
244	Alpha Natural Resources, Inc. ●	4,990
445	Atwood Oceanics, Inc. ●	17,696
663	Cobalt International Energy ●	10,283
349	Consol Energy, Inc.	12,812
592	Denbury Resources, Inc. ●	8,935
435	ENSCO International plc	20,429
849	McDermott International, Inc. ●	9,771
549	Newfield Exploration Co. ●	20,704
239	Pioneer Natural Resources Co.	21,387
		127,007
	Food & Staples Retailing - 0.5%
100	Whole Foods Market, Inc.	6,925

	Food, Beverage & Tobacco - 1.5%
431	Molson Coors Brewing Co.	18,776

	Health Care Equipment & Services - 7.8%
474	Amerisource Bergen Corp.	17,615

342	Cardinal Health, Inc.	13,901
410	Coventry Health Care, Inc. ●	12,443
143	Gen-Probe, Inc. ●	8,429
224	Health Net, Inc. ●	6,803
692	Lincare Holdings, Inc.	17,800
305	Patterson Cos., Inc.	8,994
353	Resmed, Inc. ●	8,967
82	SXC Health Solutions Corp. ●	4,620
		99,572
	Insurance - 1.7%
553	Unum Group	11,643
294	W.R. Berkley Corp.	10,112
		21,755
	Materials - 4.3%
264	Carpenter Technology Corp.	13,592
14	CF Industries Holdings, Inc.	1,986
174	FMC Corp.	14,957
127	Sherwin-Williams Co.	11,342
221	Silgan Holdings, Inc.	8,532
83	Walter Energy, Inc.	5,007
		55,416
	Media - 1.9%
89	AMC Networks, Inc. ●	3,338
751	DreamWorks Animation SKG, Inc. ●	12,459
197	Liberty Global, Inc. ●	8,088
		23,885
	Pharmaceuticals, Biotechnology & Life Sciences - 10.0%
506	Alkermes plc ●	8,783
1,077	Amylin Pharmaceuticals, Inc. ●	12,257
724	Incyte Corp. ●	10,864
294	Ironwood Pharmaceuticals, Inc. ●	3,523
364	Life Technologies Corp. ●	14,147
1,090	Mylan, Inc. ●	23,393
138	Regeneron Pharmaceuticals, Inc. ●	7,653
541	Seattle Genetics, Inc. ●	9,044
237	Waters Corp. ●	17,531
354	Watson Pharmaceuticals, Inc. ●	21,355
		128,550
	Real Estate - 2.3%
142	Alexandria Real Estate Equities, Inc.	9,759
324	American Tower Corp. Class A	19,448
		29,207
	Retailing - 2.7%
231	Advance Automotive Parts, Inc.	16,094
407	CarMax, Inc. ●	12,410
135	Joseph A. Bank Clothiers, Inc. ●	6,567
		35,071
	Semiconductors & Semiconductor Equipment - 5.7%
287	Analog Devices, Inc.	10,265
677	Maxim Integrated Products, Inc.	17,626
1,145	NVIDIA Corp. ●	15,870
1,193	Skyworks Solutions, Inc. ●	19,345
305	Xilinx, Inc.	9,785
		72,891
	Software & Services - 10.1%
239	Citrix Systems, Inc. ●	14,530
139	Factset Research Systems, Inc.	12,115
255	Gartner, Inc. Class A ●	8,853
1,705	Genpact Ltd. ●	25,495

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1% - (continued)
	Software & Services - 10.1% - (continued)
32	Red Hat, Inc. ●	$1,310
659	Rovi Corp. ●	16,202
777	VeriSign, Inc.	27,744
1,245	Western Union Co.	22,725
		128,974
	Technology Hardware & Equipment - 3.1%
516	ADTRAN, Inc.	15,560
58	F5 Networks, Inc. ●	6,115
400	National Instruments Corp.	10,374
509	Polycom, Inc. ●	8,289
		40,338
	Transportation - 4.3%
248	C.H. Robinson Worldwide, Inc.	17,320
285	Expeditors International of Washington, Inc.	11,678
372	J.B. Hunt Transport Services, Inc.	16,757
139	Kansas City Southern ●	9,424
		55,179
	Utilities - 3.6%
190	Northeast Utilities	6,862
489	NRG Energy, Inc. ●	8,858
651	UGI Corp.	19,142
332	Wisconsin Energy Corp.	11,613
		46,475
	Total common stocks
	(cost $1,223,346)	$1,271,024

	Total long-term investments (cost $1,223,346)	$1,271,024

SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreements - 0.8%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $4,019, collateralized by GNMA 4.50%, 2041, value of $4,099)
$4,019	0.04%, 12/30/2011	$4,019
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $334, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $341)
334	0.01%, 12/30/2011	334
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $4,458, collateralized by GNMA 3.50% - 7.00%, 2035 - 2046, value of $4,547)
4,457	0.06%, 12/30/2011	4,457
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $34, collateralized by U.S. Treasury Note 2.75%, 2016, value of $35)
34	0.01%, 12/30/2011	34

	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,725, collateralized by FNMA 3.00% - 6.50%, 2021 - 2041, value of $1,759)
1,725	0.04%, 12/30/2011	$1,725
		10,569
	Total short-term investments
	(cost $10,569)	$10,569

Total investments
(cost $1,233,915) ▲	99.9%	$1,281,593
Other assets and liabilities	0.1%	852
Total net assets	100.0%	$1,282,445

 The accompanying notes are an integral part of these financial statements.

6

Note:

Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 2.8% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $1,256,402 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$134,812
Unrealized Depreciation	(109,621)
Net Unrealized Appreciation	$25,191

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

 The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,271,024	$1,271,024	$—	$—
Short-Term Investments	10,569	—	10,569	—
Total	$1,281,593	$1,271,024	$10,569	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

 The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,233,915)	$1,281,593
Cash	—
Receivables:
Investment securities sold	171
Fund shares sold	1,067
Dividends and interest	1,205
Total assets	1,284,036
Liabilities:
Payables:
Fund shares redeemed	1,325
Investment management fees	196
Distribution fees	4
Accrued expenses	66
Total liabilities	1,591
Net assets	$1,282,445
Summary of Net Assets:
Capital stock and paid-in-capital	$1,316,720
Undistributed net investment income	896
Accumulated net realized loss	(82,849)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	47,678
Net assets	$1,282,445
Shares authorized	2,400,000
Par value	$0.001
Class IA: Net asset value per share	$23.77
Shares outstanding	51,009
Net assets	$1,212,257
Class IB: Net asset value per share	$23.59
Shares outstanding	2,975
Net assets	$70,188

 The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$19,821
Interest	17
Less: Foreign tax withheld	(12)
Total investment income, net	19,826

Expenses:
Investment management fees	11,384
Transfer agent fees	5
Distribution fees - Class IB	242
Custodian fees	12
Accounting services fees	202
Board of Directors' fees	40
Audit fees	19
Other expenses	224
Total expenses (before fees paid indirectly)	12,128
Commission recapture	(65)
Total fees paid indirectly	(65)
Total expenses, net	12,063
Net investment income	7,763

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	233,318
Net realized gain on futures	3,567
Net realized gain on foreign currency contracts	29
Net realized loss on other foreign currency transactions	(30)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	236,884

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(382,149)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(382,149)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(145,265)
Net Decrease in Net Assets Resulting from Operations	$(137,502)

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$7,763	$7,034
Net realized gain on investments, other financial instruments and foreign currency transactions	236,884	165,120
Net unrealized appreciation (depreciation) of investments	(382,149)	197,571
Net Increase (Decrease) In Net Assets Resulting From Operations	(137,502)	369,725
Distributions to Shareholders:
From net investment income
Class IA	(10,115)	(3,951)
Class IB	(147)	(69)
Total distributions	(10,262)	(4,020)
Capital Share Transactions:
Class IA
Sold	178,223	180,263
Issued on reinvestment of distributions	10,115	3,951
Redeemed	(554,640)	(288,847)
Total capital share transactions	(366,302)	(104,633)
Class IB
Sold	16,499	21,429
Issued on reinvestment of distributions	147	69
Redeemed	(66,782)	(99,980)
Total capital share transactions	(50,136)	(78,482)
Net decrease from capital share transactions	(416,438)	(183,115)
Net Increase (Decrease) In Net Assets	(564,202)	182,590
Net Assets:
Beginning of period	1,846,647	1,664,057
End of period	$1,282,445	$1,846,647
Undistributed (distribution in excess of)
net investment income	$896	$3,742
Shares:
Class IA
Sold	6,643	7,950
Issued on reinvestment of distributions	433	161
Redeemed	(22,270)	(12,489)
Total share activity	(15,194)	(4,378)
Class IB
Sold	621	953
Issued on reinvestment of distributions	6	3
Redeemed	(2,487)	(4,402)
Total share activity	(1,860)	(3,446)

The accompanying notes are an integral part of these financial statements.

11

Hartford MidCap HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford MidCap HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in

12

which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

13

Hartford MidCap HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of December 31, 2011.

b)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

15

Hartford MidCap HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2011.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of December 31, 2011, the Fund had no outstanding futures contracts.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$3,567	$—	$—	$3,567
Net realized gain on foreign currency contracts	—	29	—	—	—	—	29
Total	$—	$29	$—	$3,567	$—	$—	$3,596

16

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$10,262	$4,020

17

Hartford MidCap HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$896
Accumulated Capital and Other Losses*	(60,362)
Unrealized Appreciation†	25,191
Total Accumulated Deficit	$(34,275)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(347)
Accumulated Net Realized Gain (Loss)	347

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$60,362
Total	$60,362

As of December 31, 2011, the Fund utilized $250,501 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Effective January 1, 2012, the accounting services fees based on the Fund’s average daily net assets were decreased. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
All assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce

19

Hartford MidCap HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.70%
Class IB	0.95

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.03%	0.03%
Total Return Excluding Payment from Affiliate	30.92	30.59

20

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,140,718
Sales Proceeds Excluding U.S. Government Obligations	1,559,323

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford MidCap HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$ 26.01	$ 0.15	$ –	$ (2.20)	$ (2.05)	$ (0.19)	$ –	$ –	$ (0.19)	$ (2.24)	$ 23.77
IB	25.74	0.07	–	(2.17)	(2.10)	(0.05)	–	–	(0.05)	(2.15)	23.59
For the Year Ended December 31, 2010
IA	21.12	0.10	–	4.85	4.95	(0.06)	–	–	(0.06)	4.89	26.01
IB	20.92	0.04	–	4.79	4.83	(0.01)	–	–	(0.01)	4.82	25.74
For the Year Ended December 31, 2009
IA	16.21	0.11	0.01	4.89	5.01	(0.10)	–	–	(0.10)	4.91	21.12
IB	16.06	0.04	0.01	4.86	4.91	(0.05)	–	–	(0.05)	4.86	20.92
For the Year Ended December 31, 2008
IA	26.34	0.12	–	(9.03)	(8.91)	(0.12)	(1.10)	–	(1.22)	(10.13)	16.21
IB	26.08	0.06	–	(8.92)	(8.86)	(0.06)	(1.10)	–	(1.16)	(10.02)	16.06
For the Year Ended December 31, 2007(F)
IA	26.99	0.06	–	3.99	4.05	(0.15)	(4.55)	–	(4.70)	(0.65)	26.34
IB	26.76	(0.01)	–	3.95	3.94	(0.07)	(4.55)	–	(4.62)	(0.68)	26.08

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Per share amounts have been calculated using the average shares method.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

(7.92)%		$1,212,257	0.71%	0.71%	0.48%	69%
(8.16)		70,188	0.96	0.96	0.18	–

23.45		1,722,182	0.70	0.70	0.44	52
23.15		124,465	0.95	0.95	0.12	–

30.96	(E)	1,490,852	0.72	0.72	0.48	82
30.62	(E)	173,205	0.97	0.97	0.23	–

(35.32)		1,552,741	0.69	0.69	0.51	92
(35.49)		169,328	0.94	0.94	0.26	–

15.30		2,716,285	0.69	0.69	0.22	79
15.01		302,151	0.94	0.94	(0.03)	–

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford MidCap HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford MidCap HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

24

Hartford MidCap HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford MidCap HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford MidCap HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$861.05	$3.38	$1,000.00	$1,021.58	$3.67	0.72%	184	365
Class IB	$1,000.00	$859.92	$4.55	$1,000.00	$1,020.32	$4.94	0.97%	184	365

28

Hartford MidCap HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford MidCap HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford MidCap HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

30

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford MidCap HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-MC11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford MidCap Value HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford MidCap Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford MidCap Value HLS Fund* inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11) (1) (2)

	1 Year	5 Year	10 Year
MidCap Value IA	-8.56%	0.07%	6.55%
MidCap Value IB	-8.79%	-0.18%	6.29%
Russell 2500 Value Index	-3.36%	-0.58%	7.16%
Russell MidCap Value Index	-1.38%	0.04%	7.67%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Fund has added an additional benchmark, the Russell MidCap Value Index. The Fund’s investment manager believes that the Russell MidCap Value index, along with the Fund’s current benchmark Russell 2500 Value Index, comprises the universe of securities in which the Fund primarily invests.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

*	The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

2

Hartford MidCap Value HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Manager
James N. Mordy
Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford MidCap Value HLS Fund returned -8.56% for the twelve-month period ended December 31, 2011, underperforming its benchmarks, the Russell 2500 Value Index, which returned -3.36% and the Russell MidCap Value Index, which returned -1.38% for the same period. The Fund also underperformed the -4.49% return of the average fund in the Lipper Mid-Cap Value VP-UF Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

During this period, small-cap (-4%) and mid-cap stocks (-2%) underperformed larger-cap stocks (+2%), as represented by the Russell 2000, S&P MidCap 400, and S&P 500 indices, respectively. Growth (-1.6%) outperformed Value (-3.4%), during the period, as measured by Russell 2500 Growth and Russell 2500 Value, respectively. Within the Russell 2500 Value Index, four of ten sectors rose, led by Utilities (+21%), Consumer Staples (+8%), and Health Care (+3%).

The Fund’s relative underperformance versus the index was primarily driven by weak stock selection within Financials, Materials, and Consumer Staples, which more than offset positive stock selection within Consumer Discretionary and Information Technology. Overall sector allocation, a result of bottom-up security selection (i.e. stock by stock fundamental research), also detracted from relative returns, particularly due to our underweight position (i.e. the Fund’s sector position was less than the benchmark position) in Utilities.

The largest detractors from benchmark-relative and absolute returns included Sino-Forest (Materials), PHH (Financials), and Popular (Financials). Shares of Sino-Forest, a commercial forest plantation operator in China, fell amidst allegations of fraud related to the lease agreements of the company’s tree plantations. Shares of mortgage and fleet management services provider PHH declined as management elected to downsize a debt deal, which prompted a ratings downgrade and CEO replacement. Shares of Popular, a diversified, publicly owned bank holding company, underperformed as its credit performance was more mixed than most regional banks, which showed credit improvement.

The largest contributors to benchmark-relative and absolute (i.e. total return) performance included Buck Holdings-Dollar General (Consumer Discretionary), Varian Semiconductor Equipment (Information Technology), and Ross Stores (Consumer Discretionary). Shares of Buck Holdings-Dollar General, a discount retailer, continue to outperform in a trade-down economy. As the world’s top designer and manufacturer of ion implantation equipment and systems, Varian Semiconductor Equipment’s shares rose as it was acquired by Applied Materials. Shares of Ross Stores, the operator of off-price retail apparel and home accessories stores, rose as the company continues to provide the rare combination of strong management, consistent operational results, and good square footage growth.

What is the outlook?

Our macro view has not changed significantly in recent months. We believe that the U.S. economy has decent momentum including a pick-up in jobs growth, but fiscal restraint should keep a lid on things. Globally, we face headwinds from a likely European recession and a heavy slate of upcoming sovereign debt maturities. Reduced inflationary pressures will likely give policy makers in China and other Emerging Market countries some flexibility to stimulate demand, and will help consumers at the margin.

With respect to portfolio positioning, we were net buyers of Consumer Staples and Materials over the year, while we were net sellers in the Industrials and Consumer Discretionary sectors. We are currently slightly underweight the more cyclical sectors of the Russell 2500 Value Index. This

3

Hartford MidCap Value HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

underweight is concentrated in the Financials (due mainly to the REITs), Consumer Discretionary, and Information Technology sectors. Our largest sector overweight (i.e. the Fund’s sector position was greater than the benchmark position) at the end of the period was Materials.

Diversification by Industry
as of December 31, 2011
Industry (Sector)	Percentage of Net Assets
Banks (Financials)	9.7%
Capital Goods (Industrials)	13.7
Consumer Durables & Apparel (Consumer Discretionary)	5.2
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	3.9
Energy (Energy)	6.3
Food, Beverage & Tobacco (Consumer Staples)	5.8
Health Care Equipment & Services (Health Care)	4.1
Insurance (Financials)	8.3
Materials (Materials)	10.1
Media (Consumer Discretionary)	0.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.3
Real Estate (Financials)	5.3
Retailing (Consumer Discretionary)	5.2
Semiconductors & Semiconductor Equipment (Information Technology)	3.6
Software & Services (Information Technology)	1.0
Technology Hardware & Equipment (Information Technology)	3.0
Transportation (Industrials)	1.6
Utilities (Utilities)	7.6
Short-Term Investments	1.2
Other Assets and Liabilities	0.0
Total	100.0%

4

Hartford MidCap Value HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8%
	Banks - 9.7%
199	Bankunited, Inc.	$4,370
320	Beneficial Mutual Bancorp, Inc. ●	2,676
180	Comerica, Inc.	4,654
476	Fifth Third Bancorp	6,056
224	First Midwest Bancorp, Inc.	2,269
815	Huntington Bancshares, Inc.	4,476
59	M&T Bank Corp.	4,466
2,366	Popular, Inc. ●	3,289
669	Regions Financial Corp.	2,878
452	TCF Financial Corp.	4,665
334	Umpqua Holdings Corp.	4,133
		43,932
	Capital Goods - 13.7%
93	AGCO Corp. ●	3,996
57	AMETEK, Inc.	2,402
342	Barnes Group, Inc.	8,239
110	Dover Corp.	6,357
89	Esterline Technologies Corp. ●	4,980
116	Hubbell, Inc. Class B	7,783
198	Pentair, Inc.	6,588
123	Teledyne Technologies, Inc. ●	6,752
76	Terex Corp. ●	1,028
173	Thomas ? Betts Corp. ●	9,440
150	URS Corp. ●	5,279
		62,844
	Consumer Durables & Apparel - 5.2%
301	Lennar Corp.	5,921
244	Mattel, Inc.	6,782
2,206	Samsonite International S.A. ●	3,451
387	Toll Brothers, Inc. ●	7,894
		24,048
	Consumer Services - 0.4%
52	DeVry, Inc.	1,981

	Diversified Financials - 3.9%
194	E*Trade Financial Corp. ●	1,546
240	Invesco Ltd.	4,821
69	LPL Investment Holdings, Inc. ●	2,110
514	PHH Corp. ●	5,503
181	Solar Capital Ltd.	3,995
452	Solar Cayman Ltd. ⌂■●†	41
		18,016
	Energy - 6.3%
373	Cobalt International Energy ●	5,786
65	Consol Energy, Inc.	2,393
94	ENSCO International plc	4,420
97	Japan Petroleum Exploration Co., Ltd.	3,777
463	Lone Pine Resources, Inc. ●	3,243
109	Newfield Exploration Co. ●	4,101
107	Tidewater, Inc.	5,280
		29,000
	Food, Beverage & Tobacco - 5.8%
3,202	China Agri-Industries Holdings	2,429
63	Corn Products International, Inc.	3,334
270	Cosan Ltd.	2,960
388	Maple Leaf Foods, Inc. w/ Rights	4,125
175	Molson Coors Brewing Co.	7,615
292	Tyson Foods, Inc. Class A	6,035
		26,498
	Health Care Equipment & Services - 4.1%
81	Amerisource Bergen Corp.	3,016
321	Brookdale Senior Living, Inc. ●	5,582
165	CIGNA Corp.	6,943
309	Vanguard Health Systems, Inc. ●	3,156
		18,697
	Insurance - 8.3%
95	Everest Re Group Ltd.	8,022
160	Platinum Underwriters Holdings Ltd.	5,463
218	Principal Financial Group, Inc.	5,368
183	Reinsurance Group of America, Inc.	9,573
449	Unum Group	9,464
		37,890
	Materials - 10.1%
45	CF Industries Holdings, Inc.	6,553
92	FMC Corp.	7,950
86	Greif, Inc.	3,917
1,064	Incitec Pivot Ltd.	3,377
409	Louisiana-Pacific Corp. ●	3,299
280	Methanex Corp. ADR	6,385
235	Owens-Illinois, Inc. ●	4,549
751	Rexam plc	4,110
132	Sino Forest Corp. ⌂■●†	45
220	Sino Forest Corp. Class A ⌂●†	76
265	Steel Dynamics, Inc.	3,486
2,410	Yingde Gases	2,450
		46,197
	Media - 0.7%
148	Virgin Media, Inc.	3,158

	Pharmaceuticals, Biotechnology & Life Sciences - 3.3%
599	Almirall S.A.	4,105
305	Impax Laboratories, Inc. ●	6,150
121	UCB S.A.	5,060
		15,315
	Real Estate - 5.3%
164	American Assets Trust, Inc.	3,362
938	BR Properties S.A.	9,304
263	Forest City Enterprises, Inc. Class A ●	3,110
102	Iguatemi Emp de Shopping	1,899
354	Weyerhaeuser Co.	6,613
		24,288
	Retailing - 5.2%
138	Ann, Inc. ●	3,425
5,788	Buck Holdings L.P. ⌂●†	12,954
156	Ross Stores, Inc.	7,419
		23,798
	Semiconductors & Semiconductor Equipment - 3.6%
226	Avago Technologies Ltd.	6,511
125	Linear Technology Corp.	3,747
370	Microsemi Corp. ●	6,201
		16,459
	Software & Services - 1.0%
260	Booz Allen Hamilton Holding Corp. ●	4,492

	Technology Hardware & Equipment - 3.0%
326	Arrow Electronics, Inc. ●	12,184
253	Flextronics International Ltd. ●	1,430
		13,614

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8% - (continued)
	Transportation - 1.6%
362	Delta Air Lines, Inc. ●	$2,930
527	Swift Transportation Co. ●	4,343
		7,273
	Utilities - 7.6%
622	N.V. Energy, Inc.	10,167
213	Northeast Utilities	7,679
182	UGI Corp.	5,348
248	Westar Energy, Inc.	7,146
128	Wisconsin Energy Corp.	4,468
		34,808
	Total common stocks
	(cost $435,151)	$452,308

	Total long-term investments (cost $435,151)	$452,308

SHORT-TERM INVESTMENTS - 1.2%
Repurchase Agreements - 1.2%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $2,136, collateralized by GNMA 4.50%, 2041, value of $2,178)
$2,136	0.04%, 12/30/2011	$2,136
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $177, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $181)
177	0.01%, 12/30/2011	177
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $2,369, collateralized by GNMA 3.50% - 7.00%, 2035 - 2046, value of $2,416)
2,369	0.06%, 12/30/2011	2,369
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $18, collateralized by U.S. Treasury Note 2.75%, 2016, value of $18)
18	0.01%, 12/30/2011	18
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $917, collateralized by FNMA 3.00% - 6.50%, 2021 - 2041, value of $935)
917	0.04%, 12/30/2011	917
		5,617

Total short-term investments
(cost $5,617)		$5,617

Total investments
(cost $440,768) ▲	100.0%	$457,925
Other assets and liabilities	0.0%	221
Total net assets	100.0%	$458,146

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 13.4% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $449,075 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$62,326
Unrealized Depreciation	(53,476)
Net Unrealized Appreciation	$8,850

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $13,116, which represents 2.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $86, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	5,788	Buck Holdings L.P.	$3,420
12/2009	132	Sino Forest Corp. - 144A	2,093
12/2009 - 06/2011	220	Sino Forest Corp. Class A	3,807
03/2007	452	Solar Cayman Ltd. - 144A	133

At December 31, 2011, the aggregate value of these securities was $13,116, which represents 2.9% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	JP Morgan Securities	Sell	$8	$8	1/3/2012	$–
British Pound	JP Morgan Securities	Sell	10	10	1/3/2012	–
						$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap Value HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$452,308	$410,433	$28,759	$13,116
Short-Term Investments	5,617	–	5,617	–
Total	$457,925	$410,433	$34,376	$13,116
Liabilities:
Foreign Currency Contracts *	—	—	—	—
Total	$—	$—	$—	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2011
Assets:
Common Stocks	$13,180	$3,229	$(7,026	)†	$—	$822	$(4,559)	$7,470	$—	$13,116
Total	$13,180	$3,229	$(7,026)		$—	$822	$(4,559)	$7,470	$—	$13,116

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $(7,026).

The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap Value HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $440,768)	$457,925
Cash	42
Receivables:
Investment securities sold	18
Fund shares sold	98
Dividends and interest	449
Total assets	458,532
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Bank overdraft - foreign cash	—
Payables:
Fund shares redeemed	256
Investment management fees	81
Distribution fees	6
Accrued expenses	43
Total liabilities	386
Net assets	$458,146
Summary of Net Assets:
Capital stock and paid-in-capital	$505,658
Undistributed net investment income	3,414
Accumulated net realized loss	(68,082)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	17,156
Net assets	$458,146
Shares authorized	1,200,000
Par value	$0.001
Class IA: Net asset value per share	$9.44
Shares outstanding	36,192
Net assets	$341,583
Class IB: Net asset value per share	$9.38
Shares outstanding	12,426
Net assets	$116,563

The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap Value HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$7,817
Interest	6
Less: Foreign tax withheld	(145)
Total investment income, net	7,678

Expenses:
Investment management fees	4,339
Transfer agent fees	2
Distribution fees - Class IB	353
Custodian fees	20
Accounting services fees	55
Board of Directors' fees	13
Audit fees	14
Other expenses	125
Total expenses (before fees paid indirectly)	4,921
Commission recapture	(15)
Custodian fee offset	—
Total fees paid indirectly	(15)
Total expenses, net	4,906
Net investment income	2,772

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	74,856
Net realized gain on foreign currency contracts	40
Net realized loss on other foreign currency transactions	(18)
Net Realized Gain on Investments and Foreign Currency Transactions	74,878

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(123,014)
Net unrealized appreciation of foreign currency contracts	—
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(123,016)
Net Loss on Investments and Foreign Currency Transactions	(48,138)
Net Decrease in Net Assets Resulting from Operations	$(45,366)

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap Value HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$2,772	$2,566
Net realized gain on investments and foreign currency transactions	74,878	50,326
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(123,016)	71,976
Net Increase (Decrease) In Net Assets Resulting From Operations	(45,366)	124,868
Distributions to Shareholders:
From net investment income
Class IA	(40)	(2,489)
Class IB	(14)	(531)
Total distributions	(54)	(3,020)
Capital Share Transactions:
Class IA
Sold	30,432	30,002
Issued in merger	—	82,281
Issued on reinvestment of distributions	40	2,489
Redeemed	(117,488)	(90,281)
Total capital share transactions	(87,016)	24,491
Class IB
Sold	11,942	11,740
Issued in merger	—	14,050
Issued on reinvestment of distributions	14	531
Redeemed	(47,153)	(41,543)
Total capital share transactions	(35,197)	(15,222)
Net increase (decrease) from capital share transactions	(122,213)	9,269
Net Increase (Decrease) In Net Assets	(167,633)	131,117
Net Assets:
Beginning of period	625,779	494,662
End of period	$458,146	$625,779
Undistributed (distribution in excess of)
net investment income	$3,414	$331
Shares:
Class IA
Sold	2,960	3,223
Issued in merger	—	9,542
Issued on reinvestment of distributions	4	264
Redeemed	(11,556)	(10,118)
Total share activity	(8,592)	2,911
Class IB
Sold	1,173	1,277
Issued in merger	—	1,637
Issued on reinvestment of distributions	1	59
Redeemed	(4,645)	(4,656)
Total share activity	(3,471)	(1,683)

The accompanying notes are an integral part of these financial statements.

11

Hartford MidCap Value HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford MidCap Value HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the

12

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

14

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the year ended December 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$40	$—	$—	$—	$—	$40
Total	$—	$40	$—	$—	$—	$—	$40

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of

16

equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$54	$3,020

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,097
Accumulated Capital and Other Losses*	(61,458)
Unrealized Appreciation†	8,849
Total Accumulated Deficit	$(47,512)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

17

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$365
Accumulated Net Realized Gain (Loss)	(365)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$8,562
2017	52,896
Total	$61,458

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses.  As of December 31, 2011, the Fund utilized $68,839 of prior year capital loss carryforwards

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

18

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8250%
On next $250 million	0.7750%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

Effective March 1, 2012, HL Advisors will be paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $1.5 billion	0.6750%
On next $2.5 billion	0.6700%
On next $5 billion	0.6650%
Over $10 billion	0.6600%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.83%
Class IB	1.08

19

Hartford MidCap Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	44.18	43.82

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$237,145
Sales Proceeds Excluding U.S. Government Obligations	353,993

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

20

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford MidCap Value HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$10.32	$0.07	$–	$(0.95)	$(0.88)	$–	$–	$–	$–	$(0.88)	$9.44
IB	10.29	0.04	–	(0.95)	(0.91)	–	–	–	–	(0.91)	9.38
For the Year Ended December 31, 2010(E)
IA	8.33	0.05	–	2.00	2.05	(0.06)	–	–	(0.06)	1.99	10.32
IB	8.30	0.03	–	1.99	2.02	(0.03)	–	–	(0.03)	1.99	10.29
For the Year Ended December 31, 2009
IA	5.82	0.07	–	2.50	2.57	(0.06)	–	–	(0.06)	2.51	8.33
IB	5.80	0.05	–	2.49	2.54	(0.04)	–	–	(0.04)	2.50	8.30
For the Year Ended December 31, 2008
IA	12.34	0.07	–	(4.35)	(4.28)	(0.06)	(2.18)	–	(2.24)	(6.52)	5.82
IB	12.30	0.05	–	(4.33)	(4.28)	(0.04)	(2.18)	–	(2.22)	(6.50)	5.80
For the Year Ended December 31, 2007
IA	14.18	0.08	–	0.51	0.59	(0.07)	(2.36)	–	(2.43)	(1.84)	12.34
IB	14.13	0.04	–	0.53	0.57	(0.04)	(2.36)	–	(2.40)	(1.83)	12.30

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	During the year ended December 31, 2010, the Fund incurred $89.7 million in purchases associated with the transition of assets from Hartford SmallCap Value HLS Fund, which merged into the Fund on July 30, 2010. These purchases were excluded from the portfolio turnover calculation.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

(8.56)%		$341,583	0.83%	0.83%	0.57%	43%
(8.79)		116,563	1.08	1.08	0.32	–

24.67		462,281	0.85	0.85	0.57	57	(F)
24.36		163,498	1.10	1.10	0.30	–

44.19	(G)	348,742	0.86	0.86	0.87	50
43.83	(G)	145,920	1.11	1.11	0.62	–

(40.21)		301,896	0.81	0.81	0.82	51
(40.36)		128,483	1.06	1.06	0.57	–

2.13		615,430	0.79	0.79	0.53	50
1.87		300,502	1.04	1.04	0.28	–

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford MidCap Value HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford MidCap Value HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 13, 2012

24

Hartford MidCap Value HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford MidCap Value HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford MidCap Value HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$879.06	$3.93	$1,000.00	$1,021.02	$4.23	0.83%	184	365
Class IB	$1,000.00	$877.95	$5.11	$1,000.00	$1,019.76	$5.50	1.08%	184	365

28

Hartford MidCap Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford MidCap Value HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford MidCap Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

30

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HL Advisors was proposing to amend the investment sub-advisory agreement between HL Advisors and the Sub-Adviser to increase the sub-advisory fee paid to the Sub-Adviser on behalf of the Fund. The Board also considered that shareholders would not pay any increased management fees or expenses as a result of the proposal as HL Advisors, and not the Fund, would pay the increased fee.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

31

Hartford MidCap Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-MCV11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Money Market HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Money Market HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

Hartford Money Market HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT - 6.0%
Finance and Insurance - 6.0%
	Commercial Banking - 2.0%
	Bank of Nova Scotia Houston
$12,250	0.26%, 03/05/2012	$12,250
12,250	0.28%, 04/05/2012	12,250
21,200	0.59%, 01/06/2012 Δ	21,201
		45,701
	Depository Credit - Banking - 4.0%
	Royal Bank of Canada New York
16,000	0.33%, 02/14/2012 Δ	16,000
41,000	1.18%, 06/18/2012 Δ	41,124
	Toronto-Dominion Bank New York
24,500	0.21%, 02/10/2012	24,500
12,000	0.36%, 01/12/2012 Δ	12,000
		93,624
	Total certificates of deposit
	(cost $139,325)	$139,325

COMMERCIAL PAPER - 40.4%
Beverage and Tobacco Product Manufacturing - 3.9%
	Beverage Manufacturing - 3.9%
	Coca Cola Co.
$29,750	0.16%, 03/09/2012	$29,741
	Pepsico, Inc.
62,000	0.06%, 01/10/2012 - 01/24/2012 ■	61,999
		91,740
Chemical Manufacturing - 4.7%
	Basic Chemical Manufacturing - 4.7%
	E.I. DuPont De Nemours & Co.
23,750	0.05%, 01/10/2012 ■	23,750
13,750	0.06%, 01/05/2012 ■	13,750
12,250	0.14%, 03/20/2012 ■	12,246
	Export Development Canada
60,750	0.03%, 01/09/2012 - 02/09/2012	60,748
		110,494
Computer and Electrical Products Manufacturing - 2.6%
	Computer and Peripheral Equipment Manufacturing - 2.6%
	International Business Machines Co.
36,250	0.05%, 01/27/2012 - 01/30/2012 ■	36,249
24,500	0.06%, 01/20/2012 ■	24,499
		60,748
Finance and Insurance - 19.2%
	Commercial Banking - 6.8%
	Old Line Funding LLC
24,500	0.22%, 02/22/2012 ■	24,492
21,500	0.23%, 01/19/2012 - 02/01/2012 ■	21,497
	State Street Corp.
62,250	0.25%, 02/13/2012 - 03/26/2012	62,221
	U.S. Bank
26,250	0.19%, 01/19/2012	26,248
24,500	0.25%, 03/16/2012	24,487
		158,945
	Depository Credit - Banking - 1.0%
	Toronto-Dominion Holdings USA
24,250	0.11%, 03/08/2012 ■	24,245

	International Trade Financing (Foreign Banks) - 1.1%
	Kreditanstalt fuer Wiederaufbau
26,250	0.18%, 01/19/2012 ■	26,248

	Nondepository Credit Banking - 9.4%
	Caterpillar Financial Services Corp.
48,000	0.06%, 01/05/2012	47,999
12,000	0.08%, 02/08/2012	11,999
	General Electric Capital Corp.
13,000	0.16%, 01/19/2012	12,999
13,000	0.25%, 02/08/2012	12,997
19,000	0.27%, 02/29/2012	18,992
14,750	0.28%, 03/15/2012	14,741
	John Deere Credit, Inc.
18,250	0.08%, 01/18/2012	18,249
45,000	0.09%, 01/05/2012 - 01/11/2012	44,999
	Toyota Motor Credit Corp.
12,000	0.11%, 02/17/2012	11,998
12,250	0.21%, 02/13/2012	12,247
13,000	0.26%, 01/24/2012	12,998
		220,218
	Securities and Commodity Contracts and Brokerage - 0.9%
	JP Morgan Chase Funding, Inc.
21,375	0.01%, 01/03/2012	21,375

		451,031
Health Care and Social Assistance - 2.7%
	Pharmaceutical & Medicine Manufacturing - 2.7%
	Johnson & Johnson
24,750	0.07%, 01/26/2012 ■	24,749
13,250	0.08%, 01/17/2012 ■	13,249
24,750	0.09%, 03/05/2012	24,746
		62,744
Retail Trade - 2.4%
	Other General Merchandise Stores - 2.4%
	Wal-Mart Stores, Inc.
14,750	0.03%, 01/04/2012 ■	14,750
23,750	0.04%, 01/30/2012	23,749
18,500	0.06%, 01/12/2012	18,500
		56,999
Soap, Cleaning Compound, and Toiletries Manufacturing - 4.9%
	Soap, Cleaning Compound, and Toiletries Manufacturing - 4.9%
	Colgate-Palmolive Co.
58,500	0.02%, 01/09/2012 - 01/12/2012	58,500
	Procter & Gamble Co.
6,000	0.07%, 03/21/2012 ■	5,999
24,500	0.08%, 02/14/2012 - 03/19/2012	24,496
26,250	0.09%, 01/20/2012 ■	26,249
		115,244
	Total commercial paper
	(cost $949,000)	$949,000

The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount	Market Value ╪
CORPORATE NOTES - 6.6%
Beverage and Tobacco Product Manufacturing - 1.3%
	Beverage Manufacturing - 1.3%
	Coca-Cola Co.
$29,800	0.51%, 05/15/2012 Δ	$29,810

Finance and Insurance - 5.3%
	Insurance Carriers - 1.3%
	Met Life Global Funding I
12,000	0.51%, 07/06/2012 ■ Δ	12,000
18,450	0.89%, 04/10/2012 ■ Δ	18,471
		30,471
	International Trade Financing (Foreign Banks) - 2.9%
	International Bank for Reconstruction & Development
24,250	0.05%, 02/01/2012	24,249
18,250	0.06%, 02/22/2012	18,248
26,000	0.08%, 02/02/2012	25,998
		68,495
	Securities and Commodity Contracts and Brokerage - 1.1%
	JP Morgan Chase & Co.
15,750	0.43%, 01/18/2013 Δ	15,750
10,324	0.58%, 02/22/2012 Δ	10,330
		26,080
		125,046
	Total corporate notes
	(cost $154,856)	$154,856

FOREIGN GOVERNMENT OBLIGATIONS - 11.4%
	Canada - 11.4%
	British Columbia (Province of)
$18,250	0.08%, 02/02/2012	$18,249
13,150	0.09%, 02/16/2012	13,148
31,000	0.12%, 06/15/2012 - 07/05/2012	30,982
	Manitoba (Province of)
63,250	0.34%, 02/15/2012	63,618
	Ontario (Province of)
36,000	0.09%, 03/13/2012 - 04/05/2012	35,992
35,500	0.36%, 01/20/2012	35,544
	Quebec (Province of)
22,625	0.09%, 03/06/2012 - 03/22/2012 ■	22,620
28,250	0.10%, 02/24/2012 - 03/14/2012 ■	28,245
20,000	0.11%, 01/17/2012 ■	19,999
		268,397
	Total foreign government obligations
	(cost $268,397)	$268,397

OTHER POOLS AND FUNDS - 0.0%
–	JP Morgan U.S. Government Money Market Fund	$–
100	Wells Fargo Advantage Government Money Market Fund	100

	Total other pools and funds
	(cost $100)	$100

REPURCHASE AGREEMENTS - 16.3%
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $31,144, collateralized by U.S. Treasury Note 1.38%, 2018, value of $31,766)
$31,144	0.01% dated 12/30/2011	$31,144
	RBC Capital Markets Corp. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $241,709, collateralized by U.S. Treasury Note 0.38% - 1.50%, 2013 - 2016, value of $246,543)
241,709	0.01% dated 12/30/2011	241,709
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $81,809, collateralized by U.S. Treasury Note 1.88% - 2.00%, 2015 - 2016, value of $83,446)
81,809	0.02% dated 12/30/2011	81,809
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $28,343, collateralized by U.S. Treasury Note 3.63%, 2021, value of $28,910)
28,343	0.01% dated 12/30/2011	28,343
383005
	Total repurchase agreements
	(cost $383,005)	$383,005

U.S. GOVERNMENT AGENCIES - 6.9%
	Federal Home Loan Mortgage Corp. - 4.8%
$28,000	0.06%, 01/09/2012	$27,999
26,500	0.07%, 01/23/2012	26,499
41,250	0.10%, 01/17/2012	41,248
16,000	0.11%, 01/30/2012	15,999
		111,745

	Federal National Mortgage Association - 2.1%
25,000	0.04%, 02/01/2012	24,999
25,500	0.10%, 01/18/2012	25,499
		50,498

	Total U.S. government agencies
	(cost $162,243)	$162,243

U.S. GOVERNMENT SECURITIES - 12.4%
	Other Direct Federal Obligations - 5.2%
	Federal Home Loan Bank
$39,000	0.05%, 01/13/2012	$38,999
50,750	0.07%, 01/25/2012	50,748
31,750	0.09%, 01/18/2012	31,749
		121,496

The accompanying notes are an integral part of these financial statements.

3

Hartford Money Market HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 12.4% - (continued)
	U.S. Treasury Bills - 7.2%
$78,000	0.07%, 01/31/2012		$78,053
39,250	0.13%, 02/29/2012		39,541
50,250	0.16%, 02/15/2012		50,546
			168,140
	Total U.S. government securities
	(cost $289,636)		$289,636

	Total investments
	(cost $2,346,562) ▲	100.0%	$2,346,562
	Other assets and liabilities	–%	398
	Total net assets	100.0%	$2,346,960

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 21.1% of total net assets at December 31, 2011.

▲	Also represents cost for tax purposes.
Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2011.
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $455,306, which represents 19.4% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

Hartford Money Market HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$139,325	$–	$139,325	$–
Commercial Paper	949,000	–	949,000	–
Corporate Notes	154,856	–	154,856	–
Foreign Government Obligations	268,397	–	268,397	–
Other Pools and Funds	100	100	–	–
Repurchase Agreements	383,005	–	383,005	–
U.S. Government Agencies	162,243	–	162,243	–
U.S. Government Securities	289,636	–	289,636	–
Total	$2,346,562	$100	$2,346,462	$–

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

Hartford Money Market HLS Fund

Statement of Assets and Liabilities

December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,346,562)	$2,346,562
Receivables:
Fund shares sold	2,147
Dividends and interest	3,592
Other assets	135
Total assets	2,352,436
Liabilities:
Payables:
Fund shares redeemed	5,184
Investment management fees	207
Accrued expenses	85
Total liabilities	5,476
Net assets	$2,346,960
Summary of Net Assets:
Capital stock and paid-in-capital	$2,346,960
Net assets	$2,346,960
Shares authorized	14,000,000
Par value	$0.001
Class IA: Net asset value per share	$1.00
Shares outstanding	1,970,312
Net assets	$1,970,312
Class IB: Net asset value per share	$1.00
Shares outstanding	376,648
Net assets	$376,648

The accompanying notes are an integral part of these financial statements.

6

Hartford Money Market HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$—
Interest	3,974
Total investment income, net	3,974

Expenses:
Investment management fees	9,847
Transfer agent fees	2
Custodian fees	5
Accounting services fees	246
Board of Directors' fees	53
Audit fees	10
Other expenses	127
Total expenses (before waivers)	10,290
Expense waivers	(6,316)
Custodian fee offset	—
Total waivers	(6,316)
Total expenses, net	3,974
Net investment income	—

Net Realized Gain on Investments:
Net realized gain on investments	—
Net Realized Gain on Investments	—
Net Gain on Investments	—
Net Increase in Net Assets Resulting from Operations	$—

The accompanying notes are an integral part of these financial statements.

7

Hartford Money Market HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net realized gain on investments	—	4
Payment from affiliate	—	9,496
Net Increase In Net Assets Resulting From Operations	—	9,500
Capital Share Transactions:
Class IA
Sold	1,775,191	1,278,776
Redeemed	(1,890,893)	(2,020,865)
Total capital share transactions	(115,702)	(742,089)
Class IB
Sold	267,452	222,037
Redeemed	(310,323)	(352,170)
Total capital share transactions	(42,871)	(130,133)
Net decrease from capital share transactions	(158,573)	(872,222)
Net Decrease In Net Assets	(158,573)	(862,722)
Net Assets:
Beginning of period	2,505,533	3,368,255
End of period	$2,346,960	$2,505,533
Undistributed (distribution in excess of)
net investment income	$—	$—
Shares:
Class IA
Sold	1,775,191	1,278,814
Redeemed	(1,890,893)	(2,020,865)
Total share activity	(115,702)	(742,051)
Class IB
Sold	267,452	222,045
Redeemed	(310,323)	(352,170)
Total share activity	(42,871)	(130,125)

The accompanying notes are an integral part of these financial statements.

8

Hartford Money Market HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford Money Market HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market

9

Hartford Money Market HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

10

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

11

Hartford Money Market HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

4.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund had no reclassifications.

d)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

12

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2011.

e)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

13

Hartford Money Market HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.16%
Class IB	0.16

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of distribution and service fees under the Fund’s Distribution Plan of the Company to zero for Class IB for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of this reduction of distribution and service fees under the Fund’s Distribution Plan. The Board of Directors then continued to approve these six month extentions of the reduction of distribution and service fees to zero for class IB through February 29, 2012. Effective February 2, 2012, the Board of Directors approved a six-month extension of the reduction of distribution and service fees under the Fund’s Distribution Plan. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Class IB during this time period. The Board of Directors’ action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

On September 16, 2010, due to the realized losses incurred by the Fund, HL Advisers paid $9,496 to the Fund to provide support to the Fund’s $1.00 NAV. The payments had no impact on the Fund’s total return. These amounts are shown as an increase from payment from affiliate on the Statement of Changes in Net Assets.

14

7.	Investment Transactions:

For the year ended December 31, 2011, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $103,412,910 and $103,571,935, respectively.

8.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

Hartford Money Market HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$1.00	$–	$–	$–	$–	$–	$–	$–	$–	$–	$1.00
IB	1.00	–	–	–	–	–	–	–	–	–	1.00
For the Year Ended December 31, 2010
IA	1.00	–	–	–	–	–	–	–	–	–	1.00
IB	1.00	–	–	–	–	–	–	–	–	–	1.00
For the Year Ended December 31, 2009
IA	1.00	–	–	–	–	–	–	–	–	–	1.00
IB	1.00	–	–	–	–	–	–	–	–	–	1.00
For the Year Ended December 31, 2008
IA	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
IB	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
For the Year Ended December 31, 2007
IA	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00
IB	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

–%	$1,970,312	0.42%	0.16%	–%	N/A
–	376,648	0.42	0.16	–	–

–	2,086,014	0.43	0.22	–	N/A
–	419,519	0.43	0.22	–	–

0.06	2,820,121	0.48	0.32	0.02	N/A
0.05	548,134	0.53	0.34	0.00	–

2.15	4,427,230	0.47	0.42	2.01	N/A
1.89	774,432	0.72	0.67	1.80	–

4.95	2,224,124	0.47	0.42	4.83	N/A
4.69	452,976	0.72	0.67	4.58	–

17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Money Market HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Money Market HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

18

Hartford Money Market HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

Hartford Money Market HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

20

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

Hartford Money Market HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.60	$0.61	0.12%	184	365
Class IB	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.60	$0.61	0.12%	184	365

22

Hartford Money Market HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Money Market HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

23

Hartford Money Market HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations given the Fund’s focus on liquidity and preservation of capital. The Board also considered the effect of capital support arrangements and fee waivers on the peer comparisons.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal

24

to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HL Advisors were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board also considered that it had approved a temporary reduction of the distribution and service fees for the Fund’s Class IB shares through February 29, 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

25

Hartford Money Market HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-MM11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Portfolio Diversifier HLS Fund

2011 Annual Report
December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Portfolio Diversifier HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Portfolio Diversifier HLS Fund inception 06/06/2011
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts issued by Hartford Life Insurance Company and its affiliates, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

The chart above shows the growth of a $10,000 investment in Class IB.

Cumulative Returns (as of 12/31/11) (1)

Since Inception
Portfolio Diversifier IB	2.38%
Barclays Capital U.S. Aggregate Bond Index	4.52%
S&P 500 Index	-0.99%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable annuity level. Any such additional sales charges or other fees or expenses would lower the contract’s performance.

2

Hartford Portfolio Diversifier HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Paul Bukowski, CFA	James Ong, CFA
Senior Vice President and Head of Quantitative Equities	Vice President

How did the Fund perform?

The Class IB shares of the Hartford Portfolio Diversifier HLS Fund returned 2.38% for the period from inception (June 6, 2011) to December 31, 2011 compared to the returns of the Barclays U.S. Aggregate Bond Index which returned 4.52% and the S&P 500 Index which returned -0.99% for the same period.

Why did the Fund perform this way?

The Fund performed in line with expectations. The Fund invests in securities which we expect to increase in value as the S&P declines (protection) and securities which replicate the Barclays Capital U.S. Aggregate Bond and S&P 500 Indices.

As the S&P 500 faltered during August and September, the Fund’s protection securities rose in value, only to give up some gains by the end of the year as the S&P 500 rose (October was one of the strongest months for equity market returns in the last 20 years). The Fund’s Barclays Capital U.S. Aggregate Bond position also added value as this index outperformed the S&P 500.

What is the outlook?

During the last several months, U.S. economic data has improved and U.S. recession risks seemed to have eased. However, the European debt crisis seems unabated, if not spreading, for example to France. It is possible we are seeing the beginnings of a decoupling of U.S. macroeconomic concerns from Europe. Additionally, earnings growth was solid during the fourth quarter and the trend looks to continue despite analyst downward revisions. That is the good news.

The bad news is that given the globalization of our economy, we view any decoupling of the U.S. economy from European troubles as short-lived or, at the very least, we expect the European debt crisis to act as a material governor on the ability of the U.S. economy to grow. We believe macroeconomic data, while improved, is still – on the whole - weak and remains a significant barrier to growth. Investor sentiment is another significant barrier to long term fundamental growth. Underneath the markets robust returns in October was a high volume of short covering, but little participation by long term institutional investors and trading volume throughout the fourth quarter was tepid compared to normal levels. In this environment, we believe investors will place marginally higher demand for quality, stable and consistent earnings.

Diversification by Security Type
as of December 31, 2011
Category	Percentage of Net Assets
Equity Securities
Common Stocks	18.7%
Exchange Traded Funds	1.2
Put Options Purchased	26.3
Total	46.2%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.7%
Corporate Bonds	8.9
Foreign Government Obligations	0.7
Municipal Bonds	0.2
U.S. Government Agencies	13.8
U.S. Government Securities	14.8
Total	39.1%
Short-Term Investments	29.0%
Other Assets and Liabilities	(14.3)
Total	100.0%

3

Hartford Portfolio Diversifier HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

Diversification by Industry
as of December 31, 2011

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	0.1%
Banks (Financials)	0.5
Capital Goods (Industrials)	1.5
Commercial & Professional Services (Industrials)	0.1
Consumer Durables & Apparel (Consumer Discretionary)	0.2
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	1.0
Energy (Energy)	2.3
Food & Staples Retailing (Consumer Staples)	0.4
Food, Beverage & Tobacco (Consumer Staples)	1.2
Health Care Equipment & Services (Health Care)	0.7
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	0.7
Materials (Materials)	0.7
Media (Consumer Discretionary)	0.6
Other Investment Pools and Funds (Financials)	1.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	1.5
Real Estate (Financials)	0.4
Retailing (Consumer Discretionary)	0.7
Semiconductors & Semiconductor Equipment (Information Technology)	0.4
Software & Services (Information Technology)	1.8
Technology Hardware & Equipment (Information Technology)	1.4
Telecommunication Services (Services)	0.5
Transportation (Industrials)	0.4
Utilities (Utilities)	0.7
Total	19.9%
Fixed Income Securities
Administrative Waste Management and Remediation (Services)	0.0%
Airport Revenues (Airport Revenues)	0.0
Arts, Entertainment and Recreation (Services)	0.4
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.3
Chemical Manufacturing (Basic Materials)	0.1
Computer and Electronic Product Manufacturing (Technology)	0.3
Couriers and Messengers (Services)	0.1
Electrical Equipment and Appliance Manufacturing (Technology)	0.0
Finance and Insurance (Finance)	4.4
Food Manufacturing (Consumer Staples)	0.2
Food Services (Consumer Cyclical)	0.0
General Obligations (General Obligations)	0.1
Health Care and Social Assistance (Health Care)	0.6
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.0
Information (Technology)	0.7
Machinery Manufacturing (Capital Goods)	0.1

Mining (Basic Materials)	0.2
Miscellaneous Manufacturing (Capital Goods)	0.2
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.0
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	0.7
Pipeline Transportation (Utilities)	0.1
Primary Metal Manufacturing (Basic Materials)	0.1
Professional, Scientific and Technical Services (Services)	0.0
Public Administration (Services)	0.0
Rail Transportation (Transportation)	0.1
Retail Trade (Consumer Cyclical)	0.3
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.1
Transportation (Transportation)	0.1
Utilities (Utilities)	0.5
Total	9.8%
Foreign Government Obligations	0.7%
Put Options Purchased	26.3
U.S. Government Agencies	13.8
U.S. Government Securities	14.8
Short-Term Investments	29.0
Other Assets and Liabilities	(14.3)
Total	100.0%

Distribution by Credit Quality
as of December 31, 2011

Credit Rating *	Percentage of Net Assets
Aaa / AAA	1.6%
Aa / AA	1.0
A	4.3
Baa / BBB	3.5
Ba / BB	0.1
Unrated	0.0
U.S. Government Agencies and Securities	30.8
Non Debt Securities and Other Short-Term Instruments	73.0
Other Assets & Liabilities	(14.3)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Hartford Portfolio Diversifier HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 18.7%
	Automobiles & Components - 0.1%
–	BorgWarner, Inc. ●	$12
7	Ford Motor Co. w/ Rights ●	72
–	Goodyear Tire & Rubber Co. ●	6
–	Harley-Davidson, Inc.	16
1	Johnson Controls, Inc.	37
		143
	Banks - 0.5%
1	BB&T Corp.	31
–	Comerica, Inc.	9
2	Fifth Third Bancorp	21
–	First Horizon National Corp.	4
1	Hudson City Bancorp, Inc.	6
2	Huntington Bancshares, Inc.	8
2	Keycorp	13
–	M&T Bank Corp.	17
1	People's United Financial, Inc.	8
1	PNC Financial Services Group, Inc.	53
2	Regions Financial Corp.	9
1	SunTrust Banks, Inc.	17
3	US Bancorp	90
9	Wells Fargo & Co.	255
–	Zion Bancorp	5
		546
	Capital Goods - 1.5%
1	3M Co.	100
1	Boeing Co.	96
1	Caterpillar, Inc.	103
–	Cooper Industries plc Class A	15
–	Cummins, Inc.	30
1	Danaher Corp.	47
1	Deere & Co.	56
–	Dover Corp.	19
1	Eaton Corp.	25
1	Emerson Electric Co.	60
1	Fastenal Co.	23
–	Flowserve Corp.	10
–	Fluor Corp.	15
1	General Dynamics Corp.	41
19	General Electric Co.	331
–	Goodrich Corp.	27
1	Honeywell International, Inc.	74
1	Illinois Tool Works, Inc.	39
1	Ingersoll-Rand plc	17
–	Jacobs Engineering Group, Inc. ●	9
–	Joy Global, Inc.	14
–	L-3 Communications Holdings, Inc.	12
–	Lockheed Martin Corp.	38
1	Masco Corp.	7
–	Northrop Grumman Corp.	27
1	PACCAR, Inc.	23
–	Pall Corp.	11
–	Parker-Hannifin Corp.	20
–	Precision Castparts Corp.	42
–	Quanta Services, Inc. ●	8
1	Raytheon Co.	29
–	Rockwell Automation, Inc.	18
–	Rockwell Collins, Inc.	15
–	Roper Industries, Inc.	15
–	Snap-On, Inc.	5

–	Stanley Black & Decker, Inc.	20
–	Textron, Inc.	9
1	Tyco International Ltd.	38
2	United Technologies Corp.	116
–	W.W. Grainger, Inc.	20
–	Xylem, Inc.	8
		1,632
	Commercial & Professional Services - 0.1%
–	Avery Dennison Corp.	5
–	Cintas Corp.	7
–	Dun & Bradstreet Corp.	6
–	Equifax, Inc. ●	8
–	Iron Mountain, Inc.	10
–	Pitney Bowes, Inc.	7
–	R.R. Donnelley & Sons Co.	5
1	Republic Services, Inc.	15
–	Robert Half International, Inc.	7
–	Stericycle, Inc. ●	12
1	Waste Management, Inc.	26
		108
	Consumer Durables & Apparel - 0.2%
1	Coach, Inc.	31
–	D.R. Horton, Inc.	6
–	Harman International Industries, Inc.	5
–	Hasbro, Inc.	6
–	Leggett & Platt, Inc.	6
–	Lennar Corp.	6
1	Mattel, Inc.	16
1	Newell Rubbermaid, Inc.	8
1	NIKE, Inc. Class B	63
1	Pulte Group, Inc. ●	4
–	Ralph Lauren Corp.	16
–	V.F. Corp.	19
–	Whirlpool Corp.	6
		192
	Consumer Services - 0.4%
–	Apollo Group, Inc. Class A ●	11
1	Carnival Corp.	26
–	Chipotle Mexican Grill, Inc. ●	19
–	Darden Restaurants, Inc.	10
–	DeVry, Inc.	4
1	H & R Block, Inc.	8
1	International Game Technology	9
–	Marriott International, Inc. Class A	14
2	McDonald's Corp.	180
1	Starbucks Corp.	60
–	Starwood Hotels & Resorts	16
–	Wyndham Worldwide Corp.	10
–	Wynn Resorts Ltd.	15
1	Yum! Brands, Inc.	48
		430
	Diversified Financials - 1.0%
2	American Express Co.	84
–	Ameriprise Financial, Inc.	20
18	Bank of America Corp.	99
2	Bank of New York Mellon Corp.	42
–	BlackRock, Inc.	31
1	Capital One Financial Corp.	34
2	Charles Schwab Corp.	21

The accompanying notes are an integral part of these financial statements.

5

Hartford Portfolio Diversifier HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 18.7% - (continued)
	Diversified Financials - 1.0% - (continued)
5	Citigroup, Inc.	$135
–	CME Group, Inc.	28
1	Discover Financial Services, Inc.	23
–	E*Trade Financial Corp. ●	4
–	Federated Investors, Inc.	2
–	Franklin Resources, Inc.	25
1	Goldman Sachs Group, Inc.	78
–	IntercontinentalExchange, Inc. ●	15
1	Invesco Ltd.	16
7	JP Morgan Chase & Co.	221
–	Legg Mason, Inc.	5
–	Leucadia National Corp.	8
–	Moody's Corp.	12
3	Morgan Stanley	39
–	Nasdaq OMX Group, Inc. ●	5
–	Northern Trust Corp.	17
–	NYSE Euronext	12
1	SLM Corp.	12
1	State Street Corp.	35
–	T. Rowe Price Group, Inc.	25
		1,048
	Energy - 2.3%
–	Alpha Natural Resources, Inc. ●	8
1	Anadarko Petroleum Corp.	67
1	Apache Corp.	61
1	Baker Hughes, Inc.	37
–	Cabot Oil & Gas Corp.	14
–	Cameron International Corp. ●	21
1	Chesapeake Energy Corp.	26
3	Chevron Corp.	371
2	ConocoPhillips Holding Co.	169
–	Consol Energy, Inc.	15
1	Denbury Resources, Inc. ●	10
1	Devon Energy Corp.	44
–	Diamond Offshore Drilling, Inc.	7
1	El Paso Corp.	36
–	EOG Resources, Inc.	46
–	EQT Corp.	14
8	Exxon Mobil Corp.	712
–	FMC Technologies, Inc. ●	22
2	Halliburton Co.	56
–	Helmerich & Payne, Inc.	11
1	Hess Corp.	30
1	Marathon Oil Corp.	36
1	Marathon Petroleum Corp.	21
–	Murphy Oil Corp.	19
1	Nabors Industries Ltd. ●	9
1	National Oilwell Varco, Inc.	50
–	Newfield Exploration Co. ●	9
–	Noble Corp.	13
–	Noble Energy, Inc.	29
1	Occidental Petroleum Corp.	133
–	Peabody Energy Corp.	16
–	Pioneer Natural Resources Co.	19
–	QEP Resources, Inc.	9
–	Range Resources Corp.	17
–	Rowan Companies, Inc. ●	7
2	Schlumberger Ltd.	161
1	Southwestern Energy Co. ●	19
1	Spectra Energy Corp.	35
–	Sunoco, Inc.	8
–	Tesoro Corp. ●	6
1	Valero Energy Corp.	21
1	Williams Cos., Inc.	34
		2,448
	Food & Staples Retailing - 0.4%
1	Costco Wholesale Corp.	63
2	CVS Caremark Corp.	93
1	Kroger Co.	25
1	Safeway, Inc.	13
–	Supervalu, Inc.	3
1	Sysco Corp.	30
2	Walgreen Co.	52
3	Wal-Mart Stores, Inc.	183
–	Whole Foods Market, Inc.	19
		481
	Food, Beverage & Tobacco - 1.2%
4	Altria Group, Inc.	107
1	Archer Daniels Midland Co.	33
–	Beam, Inc.	14
–	Brown-Forman Corp.	14
–	Campbell Soup Co.	10
4	Coca-Cola Co.	278
1	Coca-Cola Enterprises, Inc.	14
1	ConAgra Foods, Inc.	19
–	Constellation Brands, Inc. Class A ●	6
–	Dean Foods Co. ●	4
–	Dr. Pepper Snapple Group	15
1	General Mills, Inc.	46
1	H.J. Heinz Co.	30
–	Hershey Co.	17
–	Hormel Foods Corp.	7
–	J.M. Smucker Co.	15
–	Kellogg Co.	22
3	Kraft Foods, Inc.	116
–	Lorillard, Inc.	27
–	McCormick & Co., Inc.	12
–	Mead Johnson Nutrition Co.	24
–	Molson Coors Brewing Co.	12
3	PepsiCo, Inc.	182
3	Philip Morris International, Inc.	239
1	Reynolds American, Inc.	25
1	Sara Lee Corp.	20
1	Tyson Foods, Inc. Class A	11
		1,319
	Health Care Equipment & Services - 0.7%
1	Aetna, Inc.	27
–	Amerisource Bergen Corp.	17
–	Bard (C.R.), Inc.	13
1	Baxter International, Inc.	49
–	Becton, Dickinson & Co.	28
3	Boston Scientific Corp. ●	14
1	Cardinal Health, Inc.	25
–	CareFusion Corp. ●	10
–	Cerner Corp. ●	16
1	CIGNA Corp.	21
–	Coventry Health Care, Inc. ●	8
1	Covidien plc	38

The accompanying notes are an integral part of these financial statements.
6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 18.7% - (continued)
	Health Care Equipment & Services - 0.7% - (continued)
–	Da Vita, Inc. ●	$12
–	Dentsply International, Inc.	9
–	Edwards Lifesciences Corp. ●	14
1	Express Scripts, Inc. ●	38
–	Humana, Inc.	25
–	Intuitive Surgical, Inc. ●	31
–	Laboratory Corp. of America Holdings ●	15
–	McKesson Corp.	33
1	Medco Health Solutions, Inc. ●	38
2	Medtronic, Inc.	71
–	Patterson Cos., Inc.	4
–	Quest Diagnostics, Inc.	16
1	St. Jude Medical, Inc.	19
1	Stryker Corp.	28
1	Tenet Healthcare Corp. ●	4
2	UnitedHealth Group, Inc.	95
–	Varian Medical Systems, Inc. ●	13
1	Wellpoint, Inc.	40
–	Zimmer Holdings, Inc. ●	17
		788
	Household & Personal Products - 0.5%
1	Avon Products, Inc.	13
–	Clorox Co.	16
1	Colgate-Palmolive Co.	78
–	Estee Lauder Co., Inc.	22
1	Kimberly-Clark Corp.	51
5	Procter & Gamble Co.	322
		502
	Insurance - 0.7%
1	ACE Ltd.	42
1	Aflac, Inc.	37
1	Allstate Corp.	25
1	American International Group, Inc. ●	18
1	AON Corp.	26
–	Assurant, Inc.	7
3	Berkshire Hathaway, Inc. Class B ●	238
–	Chubb Corp.	34
–	Cincinnati Financial Corp.	9
1	Genworth Financial, Inc. ●	6
1	Lincoln National Corp.	11
1	Loews Corp.	20
1	Marsh & McLennan Cos., Inc.	30
2	MetLife, Inc.	60
1	Principal Financial Group, Inc.	14
1	Progressive Corp.	21
1	Prudential Financial, Inc.	43
–	Torchmark Corp.	8
1	Travelers Cos., Inc.	43
1	Unum Group	11
1	XL Group plc	11
		714
	Materials - 0.7%
–	Air Products and Chemicals, Inc.	31
–	Airgas, Inc.	9
2	Alcoa, Inc.	16
–	Allegheny Technologies, Inc.	9
–	Ball Corp.	10
–	Bemis Co., Inc.	5

–	CF Industries Holdings, Inc.	17
–	Cliff's Natural Resources, Inc.	16
2	Dow Chemical Co.	60
2	E.I. DuPont de Nemours & Co.	74
–	Eastman Chemical Co.	9
1	Ecolab, Inc.	30
–	FMC Corp.	11
2	Freeport-McMoRan Copper & Gold, Inc.	61
–	International Flavors & Fragrances, Inc.	7
1	International Paper Co.	23
–	MeadWestvaco Corp.	9
1	Monsanto Co.	66
1	Mosaic Co.	26
1	Newmont Mining Corp.	52
1	Nucor Corp.	22
–	Owens-Illinois, Inc. ●	6
–	PPG Industries, Inc.	23
1	Praxair, Inc.	56
–	Sealed Air Corp.	6
–	Sherwin-Williams Co.	13
–	Sigma-Aldrich Corp.	13
–	Titanium Metals Corp.	2
–	United States Steel Corp.	7
–	Vulcan Materials Co.	9
		698
	Media - 0.6%
–	Cablevision Systems Corp.	5
1	CBS Corp. Class B	31
5	Comcast Corp. Class A	113
1	DirecTV Class A ●	53
–	Discovery Communications, Inc. ●	19
–	Gannett Co., Inc.	6
1	Interpublic Group of Cos., Inc.	8
1	McGraw-Hill Cos., Inc.	23
4	News Corp. Class A	69
–	Omnicom Group, Inc.	22
–	Scripps Networks Interactive Class A	7
1	Time Warner Cable, Inc.	36
2	Time Warner, Inc.	63
1	Viacom, Inc. Class B	44
3	Walt Disney Co.	118
–	Washington Post Co. Class B	3
		620
	Pharmaceuticals, Biotechnology & Life Sciences - 1.5%
3	Abbott Laboratories	153
1	Agilent Technologies, Inc. ●	21
1	Allergan, Inc.	47
1	Amgen, Inc.	89
–	Biogen Idec, Inc. ●	47
3	Bristol-Myers Squibb Co.	105
1	Celgene Corp. ●	53
2	Eli Lilly & Co.	74
–	Forest Laboratories, Inc. ●	14
1	Gilead Sciences, Inc. ●	54
–	Hospira, Inc. ●	9
5	Johnson & Johnson	314
–	Life Technologies Corp. ●	12
5	Merck & Co., Inc.	201

 The accompanying notes are an integral part of these financial statements.

7

Hartford Portfolio Diversifier HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 18.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 1.5% - (continued)
1	Mylan, Inc. ●	$16
–	PerkinElmer, Inc.	4
–	Perrigo Co.	16
13	Pfizer, Inc.	292
1	Thermo Fisher Scientific, Inc. ●	30
–	Waters Corp. ●	12
–	Watson Pharmaceuticals, Inc. ●	13
		1,576
	Real Estate - 0.4%
1	American Tower Corp. Class A	41
–	Apartment Investment & Management Co.	5
–	Avalonbay Communities, Inc.	22
–	Boston Properties, Inc.	26
1	CBRE Group, Inc. ●	9
1	Equity Residential Properties Trust	30
1	HCP, Inc.	30
–	Health Care, Inc.	18
1	Host Hotels & Resorts, Inc.	18
1	Kimco Realty Corp.	12
–	Plum Creek Timber Co., Inc.	10
1	ProLogis, Inc.	23
–	Public Storage	33
1	Simon Property Group, Inc.	66
1	Ventas, Inc.	28
–	Vornado Realty Trust	25
1	Weyerhaeuser Co.	17
		413
	Retailing - 0.7%
–	Abercrombie & Fitch Co. Class A	7
1	Amazon.com, Inc. ●	111
–	AutoNation, Inc. ●	3
–	AutoZone, Inc. ●	16
–	Bed Bath & Beyond, Inc. ●	24
1	Best Buy Co., Inc.	12
–	Big Lots, Inc. ●	4
–	CarMax, Inc. ●	12
–	Dollar Tree, Inc. ●	17
–	Expedia, Inc.	5
–	Family Dollar Stores, Inc.	12
–	GameStop Corp. Class A ●	6
1	Gap, Inc.	11
–	Genuine Parts Co.	17
3	Home Depot, Inc.	114
–	J.C. Penney Co., Inc.	9
–	Kohl's Corp.	22
–	Limited Brands, Inc.	17
2	Lowe's Co., Inc.	56
1	Macy's, Inc.	24
–	Netflix, Inc. ●	7
–	Nordstrom, Inc.	14
–	O'Reilly Automotive, Inc. ●	18
–	Priceline.com, Inc. ●	41
–	Ross Stores, Inc.	19
–	Sears Holdings Corp. ●	2
1	Staples, Inc.	17
1	Target Corp.	60
–	Tiffany & Co.	15
1	TJX Cos., Inc.	43

–	TripAdvisor, Inc. ●	4
–	Urban Outfitters, Inc. ●	5
		744
	Semiconductors & Semiconductor Equipment - 0.4%
1	Advanced Micro Devices, Inc. ●	6
1	Altera Corp.	21
1	Analog Devices, Inc.	19
2	Applied Materials, Inc.	25
1	Broadcom Corp. Class A	25
–	First Solar, Inc. ●	3
9	Intel Corp.	216
–	KLA-Tencor Corp.	14
–	Linear Technology Corp.	12
1	LSI Corp. ●	6
–	Microchip Technology, Inc.	12
2	Micron Technology, Inc. ●	11
–	Novellus Systems, Inc. ●	5
1	NVIDIA Corp. ●	15
–	Teradyne, Inc. ●	4
2	Texas Instruments, Inc.	58
–	Xilinx, Inc.	15
		467
	Software & Services - 1.8%
1	Accenture plc	60
1	Adobe Systems, Inc. ●	24
–	Akamai Technologies, Inc. ●	10
–	Autodesk, Inc. ●	12
1	Automatic Data Processing, Inc.	46
–	BMC Software, Inc. ●	10
1	CA, Inc.	13
–	Citrix Systems, Inc. ●	20
1	Cognizant Technology Solutions Corp. ●	34
–	Computer Sciences Corp.	6
2	eBay, Inc. ●	61
1	Electronic Arts, Inc. ●	12
–	Fidelity National Information Services, Inc.	11
–	Fiserv, Inc. ●	15
–	Google, Inc. ●	286
2	IBM Corp.	380
1	Intuit, Inc.	27
–	Mastercard, Inc.	70
13	Microsoft Corp.	341
7	Oracle Corp.	177
1	Paychex, Inc.	17
–	Red Hat, Inc. ●	14
–	SAIC, Inc. ●	6
–	Salesforce.com, Inc. ●	24
1	Symantec Corp. ●	20
–	Teradata Corp. ●	14
–	Total System Services, Inc.	6
–	VeriSign, Inc.	10
1	Visa, Inc.	91
1	Western Union Co.	20
2	Yahoo!, Inc. ●	35
		1,872
	Technology Hardware & Equipment - 1.4%
–	Amphenol Corp. Class A	13
2	Apple, Inc. ●	660
9	Cisco Systems, Inc.	170

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 18.7% - (continued)
	Technology Hardware & Equipment - 1.4% - (continued)
3	Corning, Inc.	$36
3	Dell, Inc. ●	39
4	EMC Corp. ●	77
–	F5 Networks, Inc. ●	15
–	FLIR Systems, Inc.	7
–	Harris Corp.	7
3	Hewlett-Packard Co.	90
–	Jabil Circuit, Inc.	6
–	JDS Uniphase Corp. ●	4
1	Juniper Networks, Inc. ●	19
–	Lexmark International, Inc. ADR	4
–	Molex, Inc.	6
–	Motorola Mobility Holdings, Inc. ●	18
1	Motorola Solutions, Inc.	23
1	NetApp, Inc. ●	23
3	Qualcomm, Inc.	161
–	SanDisk Corp. ●	21
1	TE Connectivity Ltd.	23
–	Western Digital Corp. ●	13
2	Xerox Corp.	19
		1,454
	Telecommunication Services - 0.5%
10	AT&T, Inc.	314
1	CenturyLink, Inc.	40
2	Frontier Communications Corp.	9
1	MetroPCS Communications, Inc. ●	5
5	Sprint Nextel Corp. ●	12
5	Verizon Communications, Inc.	199
1	Windstream Corp.	12
		591
	Transportation - 0.4%
–	C.H. Robinson Worldwide, Inc.	20
2	CSX Corp.	39
–	Expeditors International of Washington, Inc.	15
1	FedEx Corp.	46
1	Norfolk Southern Corp.	43
–	Ryder System, Inc.	5
1	Southwest Airlines Co.	11
1	Union Pacific Corp.	90
2	United Parcel Service, Inc. Class B	124
		393
	Utilities - 0.7%
1	AES Corp. ●	13
–	AGL Resources, Inc.	9
–	Ameren Corp.	14
1	American Electric Power Co., Inc.	35
1	CenterPoint Energy, Inc.	15
–	CMS Energy Corp.	10
1	Consolidated Edison, Inc.	32
–	Constellation Energy Group, Inc.	14
1	Dominion Resources, Inc.	53
–	DTE Energy Co.	16
2	Duke Energy Corp.	51
1	Edison International	24
–	Entergy Corp.	23
1	Exelon Corp.	50
1	FirstEnergy Corp.	33
–	Integrys Energy Group, Inc.	7

1	NextEra Energy, Inc.	45
–	NiSource, Inc.	12
–	Northeast Utilities	11
–	NRG Energy, Inc. ●	7
–	Oneok, Inc.	16
–	Pepco Holdings, Inc.	8
1	PG&E Corp.	29
–	Pinnacle West Capital Corp.	9
1	PPL Corp.	30
1	Progress Energy, Inc.	29
1	Public Service Enterprise Group, Inc.	29
–	SCANA Corp.	9
–	Sempra Energy	23
2	Southern Co.	70
–	TECO Energy, Inc.	7
–	Wisconsin Energy Corp.	14
1	Xcel Energy, Inc.	24
		771
	Total common stocks
	(cost $19,690)	$19,950

EXCHANGE TRADED FUNDS - 1.2%
	Other Investment Pools and Funds - 1.2%
22	Vanguard S&P 500 ETF	$1,253

	Total exchange traded funds
	(cost $1,245)	$1,253

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7%
	Finance and Insurance - 0.7%
	Banc of America Commercial Mortgage, Inc.
$25	5.41%, 09/10/2047	$27
15	5.92%, 05/10/2045 Δ	17
	Citibank Credit Card Issuance Trust
70	4.85%, 03/10/2017 Ø	78
	Citigroup/Deutsche Bank Commercial Mortgage Trust
25	5.32%, 12/11/2049	27
35	5.40%, 07/15/2044 Δ	39
25	5.62%, 10/15/2048	27
	Commercial Mortgage Pass-Through Certificates
20	5.31%, 12/10/2046	22
15	6.01%, 12/10/2049 Δ	17
	Credit Suisse Mortgage Capital Certificates
30	5.47%, 09/15/2039	32
	Goldman Sachs Mortgage Securities Corp. II
35	4.75%, 07/10/2039	37
15	5.40%, 08/10/2038	16
25	5.56%, 11/10/2039	27
	Goldman Sachs Mortgage Securities Corp. II Class A4
45	5.98%, 08/10/2045 Δ	49
	Greenwich Capital Commercial Funding Corp.
35	5.44%, 03/10/2039 Δ	38

 The accompanying notes are an integral part of these financial statements.

9

Hartford Portfolio Diversifier HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7% - (continued)
	Finance and Insurance - 0.7% - (continued)
	JP Morgan Chase Commercial Mortgage Securities Corp.
$25	5.34%, 05/15/2047	$27
20	5.42%, 01/15/2049	22
35	5.44%, 06/12/2047 Δ	38
20	5.93%, 02/12/2049 Δ	22
	LB-UBS Commercial Mortgage Trust
20	5.43%, 02/15/2040	21
20	5.87%, 09/15/2045	22
	Morgan Stanley Capital I
25	5.69%, 04/15/2049 Δ	26
	Wachovia Bank Commercial Mortgage Trust
25	5.31%, 11/15/2048	27
25	5.34%, 12/15/2043	26
25	5.44%, 12/15/2044 Δ	27
25	5.93%, 06/15/2049 Δ	26
		737

	Total asset & commercial mortgage backed securities
	(cost $733)	$737

CORPORATE BONDS - 8.9%
	Administrative Waste Management and Remediation - 0.0%
	Republic Services, Inc.
$20	5.00%, 03/01/2020	$22

	Arts, Entertainment and Recreation - 0.4%
	CBS Corp.
10	7.88%, 07/30/2030	13
	Comcast Corp.
90	5.15%, 03/01/2020	102
	DirecTV Holdings LLC
30	3.50%, 03/01/2016	31
20	5.00%, 03/01/2021	21
	Discovery Communications, Inc.
15	5.05%, 06/01/2020	16
	NBC Universal Media LLC
30	4.38%, 04/01/2021	32
	News America, Inc.
35	6.40%, 12/15/2035	38
	Time Warner Cable, Inc.
15	4.00%, 09/01/2021	15
	Time Warner, Inc.
80	4.88%, 03/15/2020	87
65	6.75%, 07/01/2018	77
	Viacom, Inc.
10	6.88%, 04/30/2036	13
	Walt Disney Co.
25	5.63%, 09/15/2016	30
		475
	Beverage and Tobacco Product Manufacturing - 0.3%
	Altria Group, Inc.
30	4.75%, 05/05/2021	33
25	9.70%, 11/10/2018	34
	Anheuser-Busch InBev N.V
60	5.38%, 01/15/2020	70

	Coca-Cola Co.
30	3.15%, 11/15/2020	32
	Diageo Capital plc
30	5.50%, 09/30/2016	35
	PepsiCo, Inc.
55	3.13%, 11/01/2020	57
	Philip Morris International, Inc.
25	4.50%, 03/26/2020	28
		289
	Chemical Manufacturing - 0.1%
	Dow Chemical Co.
45	8.55%, 05/15/2019	59
	E.I. DuPont de Nemours & Co.
40	3.63%, 01/15/2021	44
	Potash Corp. of Saskatchewan, Inc.
10	6.50%, 05/15/2019	12
	Praxair, Inc.
25	5.38%, 11/01/2016	29
		144
	Computer and Electronic Product Manufacturing - 0.3%
	Cingular Wireless LLC
10	7.13%, 12/15/2031	13
	Cisco Systems, Inc.
25	4.45%, 01/15/2020	28
70	5.50%, 02/22/2016 Ø	82
	Hewlett-Packard Co.
15	4.30%, 06/01/2021	15
25	5.50%, 03/01/2018	28
	Intel Corp.
15	3.30%, 10/01/2021	16
	Lockheed Martin Corp.
25	4.25%, 11/15/2019	27
	Raytheon Co.
25	3.13%, 10/15/2020	25
	Texas Instruments, Inc.
25	2.38%, 05/16/2016	26
	Thermo Fisher Scientific, Inc.
25	2.25%, 08/15/2016	25
		285
	Couriers and Messengers - 0.1%
	United Parcel Service, Inc.
15	3.13%, 01/15/2021	16
45	3.88%, 04/01/2014	48
		64
	Electrical Equipment and Appliance Manufacturing - 0.0%
	Emerson Electric Co.
10	4.88%, 10/15/2019	12
	General Electric Co.
25	5.25%, 12/06/2017	29
	Koninklijke Philips Electronics N.V
8	6.88%, 03/11/2038	10
		51
	Finance and Insurance - 3.7%
	Aetna, Inc.
20	3.95%, 09/01/2020	21

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.9% - (continued)
	Finance and Insurance - 3.7% - (continued)
	Allstate Corp.
$35	5.00%, 08/15/2014	$38
7	5.95%, 04/01/2036	8
	American Express Credit Corp.
75	2.75%, 09/15/2015	75
	American International Group, Inc.
40	6.40%, 12/15/2020	40
	Asian Development Bank
40	2.50%, 03/15/2016	42
	Bank of America Corp.
20	5.00%, 05/13/2021	18
160	5.65%, 05/01/2018 Ø	153
	Bank of New York Mellon Corp.
25	2.30%, 07/28/2016	25
	Bank of Nova Scotia
15	4.38%, 01/13/2021	16
	Barclays Bank plc
100	5.20%, 07/10/2014	103
	BB&T Corp.
30	3.20%, 03/15/2016	31
	Berkshire Hathaway Finance Corp.
50	5.40%, 05/15/2018	58
	Blackrock, Inc.
25	5.00%, 12/10/2019 Ø	27
	Boston Properties L.P.
15	5.88%, 10/15/2019	17
	BP Capital Markets plc
40	2.25%, 11/01/2016	40
	Capital One Financial Corp.
50	6.15%, 09/01/2016	52
	Caterpillar Financial Services Corp.
70	6.13%, 02/17/2014	77
	Chubb Corp.
20	5.75%, 05/15/2018	23
	Cigna Corp.
10	5.38%, 02/15/2042	10
	Citigroup, Inc.
75	5.00%, 09/15/2014 Ø	74
115	5.38%, 08/09/2020	118
	Credit Suisse New York
75	6.00%, 02/15/2018 Ø	74
	Deutsche Bank AG
40	3.25%, 01/11/2016	41
	European Bank for Reconstruction & Development
30	2.50%, 03/15/2016	32
	European Investment Bank
50	2.88%, 09/15/2020	50
200	3.13%, 06/04/2014 Ø	209
	Fifth Third Bank
35	3.63%, 01/25/2016	36
	General Electric Capital Corp.
145	4.38%, 09/16/2020 Ø	148
40	5.30%, 02/11/2021	43
	Goldman Sachs Group, Inc.
140	5.38%, 03/15/2020 Ø	138
10	6.25%, 02/01/2041	10
	HCP, Inc.
25	6.70%, 01/30/2018	28

	Health Care REIT, Inc.
20	5.25%, 01/15/2022	20
	HSBC Finance Corp.
50	4.75%, 07/15/2013	51
	HSBC Holdings plc
50	5.10%, 04/05/2021	53
	Inter-American Development Bank
75	2.25%, 07/15/2015 Ø	79
	International Bank for Reconstruction & Development
150	1.13%, 08/25/2014 Ø	152
	John Deere Capital Corp.
35	2.80%, 09/18/2017	37
	JP Morgan Chase & Co.
30	4.95%, 03/25/2020	32
75	5.13%, 09/15/2014	79
30	6.00%, 01/15/2018	34
130	6.30%, 04/23/2019 Ø	147
	Kreditanstalt fuer Wiederaufbau
285	1.25%, 10/26/2015 Ø	286
	Landwirtschaftliche Rentenbank
65	3.13%, 07/15/2015	69
	Lincoln National Corp.
25	8.75%, 07/01/2019	30
	MetLife, Inc.
50	7.72%, 02/15/2019	63
	Morgan Stanley
50	4.75%, 04/01/2014 Ø	49
100	5.45%, 01/09/2017 Ø	97
40	5.50%, 07/28/2021	37
	National Rural Utilities Cooperative Finance Corp.
30	5.45%, 04/10/2017	34
	Oesterreichische Kontrollbank AG
35	4.88%, 02/16/2016	39
	PNC Funding Corp.
35	5.13%, 02/08/2020	40
	Prudential Financial, Inc.
50	2.75%, 01/14/2013	50
40	5.38%, 06/21/2020	43
	Royal Bank of Canada
35	2.30%, 07/20/2016	36
	Royal Bank of Scotland plc
75	3.95%, 09/21/2015	70
	Simon Property Group L.P.
50	5.65%, 02/01/2020	57
	SLM Corp.
30	6.25%, 01/25/2016	29
	Toyota Motor Credit Corp.
40	3.20%, 06/17/2015	42
	Travelers Cos., Inc.
35	3.90%, 11/01/2020	37
	U.S. Bancorp
60	2.45%, 07/27/2015	61
	UnitedHealth Group, Inc.
25	6.88%, 02/15/2038	34
	Wellpoint, Inc.
25	5.25%, 01/15/2016	28
10	5.80%, 08/15/2040	12

The accompanying notes are an integral part of these financial statements.

11

Hartford Portfolio Diversifier HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.9% - (continued)
	Finance and Insurance - 3.7% - (continued)
	Wells Fargo & Co.
$90	4.60%, 04/01/2021	$99
	Westpac Banking Corp.
40	3.00%, 12/09/2015	40
		3,941
	Food Manufacturing - 0.2%
	Archer Daniels Midland Co.
25	5.45%, 03/15/2018	29
	General Mills, Inc.
20	5.65%, 02/15/2019	24
	Kellogg Co.
15	4.00%, 12/15/2020	16
	Kraft Foods, Inc.
70	5.38%, 02/10/2020	81
	Unilever Capital Corp.
10	5.90%, 11/15/2032	13
		163
	Food Services - 0.0%
	McDonald's Corp.
25	5.35%, 03/01/2018	30
	Yum! Brands, Inc.
7	6.88%, 11/15/2037	9
		39
	Health Care and Social Assistance - 0.6%
	Abbott Laboratories
50	5.13%, 04/01/2019	58
	Amgen, Inc.
25	5.75%, 03/15/2040	27
	Aristotle Holding, Inc.
10	4.75%, 11/15/2021 ■	11
	AstraZeneca plc
30	5.90%, 09/15/2017	36
	Baxter International, Inc.
30	4.50%, 08/15/2019	34
	Boston Scientific Corp.
15	6.00%, 01/15/2020	17
	Bristol-Myers Squibb Co.
20	5.45%, 05/01/2018	24
	Covidien International
25	6.00%, 10/15/2017	30
	CVS Caremark Corp.
20	6.13%, 09/15/2039	24
	Eli Lilly & Co.
20	5.20%, 03/15/2017	23
	Gilead Sciences, Inc.
20	4.40%, 12/01/2021	21
	Glaxosmithkline Capital, Inc.
40	5.65%, 05/15/2018	48
	Johnson & Johnson
35	2.15%, 05/15/2016	37
10	5.85%, 07/15/2038	13
	McKesson Corp
10	4.75%, 03/01/2021	11
	Medtronic, Inc.
25	4.45%, 03/15/2020	28
	Merck & Co., Inc.
40	3.88%, 01/15/2021	45
	Novartis Securities Investment Ltd.
25	5.13%, 02/10/2019	30

	Pfizer, Inc.
65	6.20%, 03/15/2019	80
	Quest Diagnostics, Inc.
15	4.70%, 04/01/2021	16
	Teva Pharmaceutical Finance IV B.V
20	3.65%, 11/10/2021	21
		634
	Information - 0.7%
	America Movil S.A. de C.V
45	5.63%, 11/15/2017	52
	AT&T, Inc.
35	5.35%, 09/01/2040	40
95	5.80%, 02/15/2019	112
10	6.40%, 05/15/2038	12
	British Telecommunications plc
8	9.62%, 12/15/2030 Δ	11
	Cellco Partnership - Verizon Wireless Capital
50	5.55%, 02/01/2014	54
25	8.50%, 11/15/2018	34
	Deutsche Telekom International Finance B.V
15	8.75%, 06/15/2030	21
	Embarq Corp.
40	7.08%, 06/01/2016	43
	France Telecom S.A
20	5.38%, 07/08/2019	22
	Google, Inc.
20	2.13%, 05/19/2016 Ø	21
	Microsoft Corp.
60	1.63%, 09/25/2015 Ø	62
7	5.20%, 06/01/2039	8
	Oracle Corp.
10	5.38%, 07/15/2040	12
60	5.75%, 04/15/2018	73
	Telefonica Emisiones SAU
35	5.46%, 02/16/2021	34
	Verizon Communications, Inc.
25	6.00%, 04/01/2041	31
75	6.35%, 04/01/2019	91
	Vodafone Group plc
40	5.45%, 06/10/2019	47
		780
	Machinery Manufacturing - 0.1%
	Baker Hughes, Inc.
8	5.13%, 09/15/2040	9
	Caterpillar, Inc.
35	3.90%, 05/27/2021	38
	Xerox Corp.
20	6.35%, 05/15/2018	23
		70
	Mining - 0.2%
	Barrick Gold Corp.
35	6.95%, 04/01/2019	43
	BHP Billiton Finance USA Ltd.
15	6.50%, 04/01/2019	18
	Newmont Mining Corp.
8	6.25%, 10/01/2039	9
	Rio Tinto Finance USA Ltd.
15	3.75%, 09/20/2021	16
40	6.50%, 07/15/2018	48

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.9% - (continued)
	Mining - 0.2% - (continued)
	Teck Resources Ltd.
$20	4.50%, 01/15/2021	$21
	Vale Overseas Ltd.
25	6.88%, 11/10/2039	29
		184
	Miscellaneous Manufacturing - 0.2%
	3M Co.
25	1.38%, 09/29/2016	25
	Boeing Co.
40	4.88%, 02/15/2020 Ø	47
	Honeywell International, Inc.
25	4.25%, 03/01/2021	28
	Northrop Grumman Corp.
20	5.05%, 08/01/2019	22
	Tyco International Ltd.
20	8.50%, 01/15/2019	26
	United Technologies Corp.
40	4.50%, 04/15/2020	45
		193
	Motor Vehicle & Parts Manufacturing - 0.0%
	Johnson Controls, Inc.
15	5.00%, 03/30/2020	17

	Paper Manufacturing - 0.1%
	International Paper Co.
25	7.50%, 08/15/2021	31
	Kimberly-Clark Corp.
25	6.13%, 08/01/2017	30
		61
	Petroleum and Coal Products Manufacturing - 0.7%
	Anadarko Petroleum Corp.
40	5.95%, 09/15/2016	45
	Apache Corp.
25	5.10%, 09/01/2040	29
	Canadian Natural Resources Ltd.
30	5.70%, 05/15/2017	35
	ConocoPhillips
35	6.50%, 02/01/2039	48
	Devon Financing Corp.
10	7.88%, 09/30/2031	14
	EnCana Corp.
25	6.50%, 02/01/2038	30
	Ensco plc
25	4.70%, 03/15/2021	26
	Hess Corp.
13	5.60%, 02/15/2041	15
	Marathon Petroleum Corp.
15	5.13%, 03/01/2021	16
	Nabors Industries, Inc.
20	5.00%, 09/15/2020	20
	Nexen, Inc.
10	7.50%, 07/30/2039	12
	Occidental Petroleum Corp.
15	4.10%, 02/01/2021	17
	Pemex Project Funding Master Trust
50	5.75%, 03/01/2018	55
	Petrobras International Finance Co.
50	5.38%, 01/27/2021 Ø	53

	Petroleos Mexicanos
10	6.50%, 06/02/2041 ■	11
	Sempra Energy
35	6.50%, 06/01/2016	41
	Shell International Finance B.V
50	4.30%, 09/22/2019	58
	Statoilhydro ASA
30	5.25%, 04/15/2019	35
	Suncor Energy, Inc.
25	6.50%, 06/15/2038	31
	Transocean, Inc.
25	6.50%, 11/15/2020	26
	TXU Electric Delivery Co.
15	7.00%, 09/01/2022	19
	Valero Energy Corp.
25	6.13%, 02/01/2020	28
	Weatherford International Ltd.
30	5.13%, 09/15/2020	31
	Williams Partners L.P.
25	5.25%, 03/15/2020	28
		723
	Pipeline Transportation - 0.1%
	Enterprise Products Operating LLC
45	5.20%, 09/01/2020	50
	Kinder Morgan Energy Partners L.P.
25	6.38%, 03/01/2041	28
	Oneok Partners L.P.
10	6.65%, 10/01/2036	12
	Plains All American Pipeline L.P.
10	6.65%, 01/15/2037	12
	TransCanada Pipelines Ltd.
50	3.80%, 10/01/2020	54
		156
	Primary Metal Manufacturing - 0.1%
	Alcoa, Inc.
25	6.15%, 08/15/2020	26
	ArcelorMittal
35	5.50%, 03/01/2021	32
		58
	Professional, Scientific and Technical Services - 0.0%
	IBM Corp.
25	5.60%, 11/30/2039	32

	Public Administration - 0.0%
	Waste Management, Inc.
25	4.75%, 06/30/2020	27

	Rail Transportation - 0.1%
	Burlington Northern Santa Fe Corp.
25	4.70%, 10/01/2019	28
	Canadian National Railway Co.
15	2.85%, 12/15/2021	15
	Canadian Pacific Railway Co.
8	7.13%, 10/15/2031	10
	CSX Corp.
25	3.70%, 10/30/2020	25

The accompanying notes are an integral part of these financial statements.

13

Hartford Portfolio Diversifier HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 8.9% - (continued)
	Rail Transportation - 0.1% - (continued)
	Norfolk Southern Corp.
$27	4.84%, 10/01/2041 ■	$29
	Union Pacific Corp.
14	6.63%, 02/01/2029	18
		125
	Retail Trade - 0.3%
	Energy Transfer Partners
40	9.00%, 04/15/2019	48
	Federated Retail Holdings, Inc.
30	5.90%, 12/01/2016	34
	Home Depot, Inc.
50	4.40%, 04/01/2021	56
	Kroger Co.
40	3.90%, 10/01/2015	43
	Lowe's Co., Inc.
10	6.65%, 09/15/2037	13
	Target Corp.
40	3.88%, 07/15/2020	44
	Wal-Mart Stores, Inc.
95	3.25%, 10/25/2020	102
10	4.25%, 04/15/2021	11
10	5.63%, 04/15/2041	13
		364
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Procter & Gamble Co.
50	4.70%, 02/15/2019	59

	Utilities - 0.5%
	Consolidated Edison Co. of NY
20	6.65%, 04/01/2019	25
	Dominion Resources, Inc.
50	4.45%, 03/15/2021	56
	Duke Energy Corp.
25	5.30%, 02/15/2040	30
	Exelon Generation Co. LLC
30	4.00%, 10/01/2020	31
	FirstEnergy Solutions Co.
20	6.05%, 08/15/2021	22
	Florida Power & Light Co.
25	5.69%, 03/01/2040	32
	Georgia Power Co.
25	4.75%, 09/01/2040	28
	Hydro Quebec
30	8.40%, 01/15/2022	44
	Kentucky Utilities
20	5.13%, 11/01/2040	24
	MidAmerican Energy Holdings Co.
30	6.13%, 04/01/2036	36
	Nevada Power Co.
10	6.75%, 07/01/2037	14
	Ohio Power Co.
35	5.38%, 10/01/2021	40
	Pacific Gas & Electric Co.
25	6.05%, 03/01/2034	31
	Progress Energy, Inc.
25	4.40%, 01/15/2021	28
	PSEG Power LLC
25	5.13%, 04/15/2020	28

	Southern California Edison Co.
25	4.50%, 09/01/2040	27
	Xcel Energy, Inc.
35	4.70%, 05/15/2020	39
		535
	Total corporate bonds
	(cost $9,336)	$9,491

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
	Brazil - 0.2%
	Brazil (Republic of)
$125	5.88%, 01/15/2019 Ø	$148
8	7.13%, 01/20/2037	11
		$159
	Canada - 0.3%
	British Columbia (Province of)
60	2.10%, 05/18/2016	62
	Canada (Government of)
40	2.38%, 09/10/2014	42
	Manitoba (Province of)
75	2.63%, 07/15/2015	79
	Ontario (Province of)
85	4.40%, 04/14/2020	97
	Quebec (Province of)
60	3.50%, 07/29/2020	64
		344
	Colombia - 0.0%
	Colombia (Republic of)
25	8.13%, 05/21/2024	35

	Italy - 0.0%
	Italy (Republic of)
25	5.38%, 06/15/2033	21

	Mexico - 0.1%
	United Mexican States
100	5.13%, 01/15/2020	114
10	6.05%, 01/11/2040	12
		126
	Panama - 0.0%
	Panama (Republic of)
10	6.70%, 01/26/2036	13

	Peru - 0.1%
	Peru (Republic of)
10	5.63%, 11/18/2050	11
30	7.13%, 03/30/2019	38
		49
	Poland - 0.0%
	Poland (Republic of)
20	5.00%, 03/23/2022	20

	Total foreign government obligations
	(cost $743)	$767

MUNICIPAL BONDS - 0.2%
	Airport Revenues - 0.0%
	Clark County Nevada Airport Rev,
$5	6.82%, 07/01/2045	$6

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 0.2% - (continued)
	Airport Revenues - 0.0% - (continued)
	New York and New Jersey PA,
$15	4.93%, 10/01/2051	$16
		22
	General Obligations - 0.1%
	California State Build America Bonds,
40	7.60%, 11/01/2040	50
	Mississippi State,
25	5.25%, 11/01/2034	28
	State of Illinois, Taxable Pension,
40	5.10%, 06/01/2033	36
		114
	Higher Education (Univ., Dorms, etc.) - 0.0%
	University of Texas Fin Dept,
25	4.79%, 08/15/2046	29

	Transportation - 0.1%
	Bay Area Toll Auth, CA, Toll Bridge Rev,
15	6.26%, 04/01/2049 Ø	20
	Metropolitan Transportation Auth Rev,
20	5.87%, 11/15/2039	22
	New Jersey State Turnpike Auth, Taxable,
15	7.41%, 01/01/2040 Ø	21
		63
	Total municipal bonds
	(cost $215)	$228

U.S. GOVERNMENT AGENCIES - 13.8%
	Federal Home Loan Mortgage Corporation - 4.2%
$200	1.63%, 04/15/2013	$203
170	2.50%, 01/07/2014	177
130	2.88%, 02/09/2015	139
273	3.50%, 04/01/2026 - 01/15/2041 ☼	285
95	3.75%, 03/27/2019	109
620	4.00%, 06/01/2024 - 08/01/2041 ☼	651
1,009	4.50%, 03/01/2015 - 10/01/2040 ☼Ø	1,069
730	5.00%, 05/01/2023 - 08/01/2041	787
110	5.13%, 10/18/2016	130
577	5.50%, 05/01/2038 - 01/15/2040 ☼	627
202	6.00%, 06/01/2036	222
10	6.25%, 07/15/2032	15
		4,414
	Federal National Mortgage Association - 6.7%
70	0.50%, 10/30/2012	70
70	1.00%, 09/23/2013	71
110	1.63%, 10/26/2015	113
200	2.63%, 11/20/2014	212
180	2.75%, 03/13/2014	189
418	3.50%, 09/01/2025 - 11/01/2041 ☼	434
1,219	4.00%, 09/01/2025 - 09/01/2041 ☼	1,283
1,551	4.50%, 05/01/2025 - 05/01/2041 ☼	1,652
110	4.63%, 10/15/2013	118
1,288	5.00%, 05/01/2028 - 07/01/2036	1,391
796	5.50%, 01/01/2038 - 05/01/2040	869
25	5.63%, 07/15/2037	34
373	6.00%, 07/01/2037	412
240	6.50%, 06/01/2039	271
38	6.63%, 11/15/2030	56
		7,175

	Government National Mortgage Association - 2.9%
123	3.50%, 01/15/2027 - 12/20/2041 ☼	129
546	4.00%, 08/15/2026 - 12/20/2041 ☼	586
1,042	4.50%, 09/15/2039 - 07/20/2041 Ø	1,141
596	5.00%, 09/15/2039 - 03/20/2041	660
308	5.50%, 07/15/2038	346
215	6.00%, 01/15/2040 - 08/20/2041 ☼	244
		3,106
	Total U.S. government agencies
	(cost $14,531)	$14,695

U.S. GOVERNMENT SECURITIES - 14.8%
Other Direct Federal Obligations - 0.6%
	Federal Farm Credit Bank - 0.1%
$20	3.88%, 10/07/2013	$22
40	4.88%, 01/17/2017	47
		69
	Federal Home Loan Bank - 0.5%
200	1.88%, 06/21/2013	204
100	4.50%, 09/16/2013	107
130	4.75%, 12/16/2016	153
40	5.00%, 11/17/2017	48
		512
	Tennessee Valley Authority - 0.0%
40	6.75%, 11/01/2025	57
		638
U.S. Treasury Securities - 14.2%
	U.S. Treasury Bonds - 2.9%
172	3.13%, 11/15/2041	180
305	3.75%, 08/15/2041 Ø	359
938	4.25%, 11/15/2040 Ø	1,196
936	5.38%, 02/15/2031 ‡	1,334
		3,069
	U.S. Treasury Notes - 11.3%
4,780	1.00%, 07/15/2013 - 08/31/2016 Ø	4,836
810	1.25%, 08/31/2015 Ø	831
880	1.38%, 02/15/2013 Ø	892
726	1.75%, 05/31/2016 Ø	759
878	1.88%, 09/30/2017 Ø	918
405	2.13%, 08/15/2021 Ø	415
2,975	2.38%, 08/31/2014 Ø	3,134
215	3.13%, 05/15/2021 Ø	240
		12,025
		15,094
	Total U.S. government securities
	(cost $15,185)	$15,732

 The accompanying notes are an integral part of these financial statements.

15

Hartford Portfolio Diversifier HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 26.3%
Equity Contracts - 26.3%
	S&P 500
97	Expiration: 06/06/2016, Exercise Price: $1,170.00	$25,308
33	Expiration: 09/26/2012, Exercise Price: $1,175.00	2,766
	Total put options purchased
	(cost $26,784)	$28,074

	Total long-term investments
	(cost $88,462)	$90,927

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 29.0%
Investment Pools and Funds - 0.2%
215	JP Morgan U.S. Government Money Market Fund	$215

	Repurchase Agreements - 26.6%
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $2,304, collateralized by U.S. Treasury Note 1.38%, 2018, value of $2,350)
$2,304	0.01%, 12/30/2011	$2,304
	RBC Capital Markets Corp. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $17,880, collateralized by U.S. Treasury Note 0.38% - 1.50%, 2013 - 2016, value of $18,238)
17,880	0.01%, 12/30/2011	17,880
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $6,052, collateralized by U.S. Treasury Note 1.88% - 2.00%, 2015 - 2016, value of $6,173)
6,052	0.02%, 12/30/2011	6,052
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $2,097, collateralized by U.S. Treasury Note 3.63%, 2021, value of $2,139)
2,096	0.01%, 12/30/2011	2,096
		28,332
U.S. Treasury Bills - 2.2%
2,370	0.01%, 2/2/2012 □○	2,370

	Total short-term investments
	(cost $30,917)	$30,917

Total investments
(cost $119,379) ▲	114.3%	$121,844
Other assets and liabilities	(14.3)%	(15,263)
Total net assets	100.0%	$106,581

The accompanying notes are an integral part of these financial statements.

16

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 2.6% of total net assets at December 31, 2011.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $120,968 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,069
Unrealized Depreciation	(4,193)
Net Unrealized Appreciation	$876

●	Non-income producing.
Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2011.
○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $51, which rounds to zero percent of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $1,026 at December 31, 2011.
‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at December 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini	643	Short	03/16/2012	$40,271	$40,319	$48

*	The number of contracts does not omit 000's.
Cash of $190 was pledged as initial margin deposit and collateral for open futures contracts at December 31, 2011.

Ø	This security, or a portion of this security, collateralized the written put options in the table below:

							Unrealized
	Option	Exercise	Expiration	Number of	Market	Premiums	Appreciation
Description	Type	Price/ Rate	Date	Contracts*	Value	Received	(Depreciation)
S&P 500	Equity	$910.00	06/06/2016	78,004	$12,223	$10,009	$(2,214)
S&P 500	Equity	$910.00	06/06/2016	19,251	3,016	3,209	193
					$15,239	$13,218	$(2,021)

*	The number of contracts does not omit 000's.
In addition, securities valued at $13,380, held on behalf of the Fund at the custody bank, were received from the broker as collateral in connection with option contracts

PA	- Port Authority

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

 The accompanying notes are an integral part of these financial statements.

17

Hartford Portfolio Diversifier HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3 ♦
Assets:
Asset & Commercial Mortgage Backed Securities	$737	$–	$737	$–
Common Stocks ‡	19,950	19,950	–	–
Corporate Bonds	9,491	–	9,491	–
Exchange Traded Funds	1,253	1,253	–	–
Foreign Government Obligations	767	–	767	–
Municipal Bonds	228	–	228	–
Put Options Purchased	28,074	–	28,074	–
U.S. Government Agencies	14,695	–	14,641	54
U.S. Government Securities	15,732	180	15,552	–
Short-Term Investments	30,917	215	30,702	–
Total	$121,844	$21,598	$100,192	$54
Futures *	48	48	–	–
Written Options *	193	–	193	–
Total	$241	$48	$193	$–

Liabilities:
Written Options *	2,214	–	2,214	–
Total	$2,214	$–	$2,214	$–

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of June 6, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2011
Assets:
U.S. Government Agencies	$—	$—	$—	$—	$54	$—	$—	$—	$54
Total	$—	$—	$—	$—	$54	$—	$—	$—	$54

The accompanying notes are an integral part of these financial statements.

18

Hartford Portfolio Diversifier HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $119,379)	$121,844
Cash	383	*
Receivables:
Investment securities sold	42
Fund shares sold	1,106
Dividends and interest	314
Variation margin	154
Other assets	17
Total assets	123,860
Liabilities:
Payables:
Investment securities purchased	2,008
Fund shares redeemed	—
Investment management fees	13
Distribution fees	6
Accrued expenses	13
Written options (proceeds $13,218)	15,239
Total liabilities	17,279
Net assets	$106,581
Summary of Net Assets:
Capital stock and paid-in-capital	$106,079
Undistributed net investment income	—
Accumulated net realized gain	10
Unrealized appreciation of investments	492
Net assets	$106,581
Shares authorized	1,000,000
Par value	$0.001
Class IB: Net asset value per share	$10.18
Shares outstanding	10,465
Net assets	$106,581

* Cash of $190 was pledged as initial margin deposit and collateral for open futures contracts at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

19

Hartford Portfolio Diversifier HLS Fund

Statement of Operations

For the Period June 6, 2011, (commencement of operations) through December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$202
Interest	405
Total investment income, net	607

Expenses:
Investment management fees	255
Distribution fees - Class IB	106
Custodian fees	15
Accounting services fees	8
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers and fees paid indirectly)	395
Expense waivers	(33)
Custodian fee offset	—
Total waivers and fees paid indirectly	(33)
Total expenses, net	362
Net investment income	245

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	935
Net realized loss on futures	(663)
Net Realized Gain on Investments and Other Financial Instruments	272

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	2,465
Net unrealized appreciation of futures	48
Net unrealized depreciation of written options	(2,021)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	492
Net Gain on Investments and Other Financial Instruments	764
Net Increase in Net Assets Resulting from Operations	$1,009

The accompanying notes are an integral part of these financial statements.

20

Hartford Portfolio Diversifier HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

For the Period June 6, 2011* through December 31, 2011
Operations:
Net investment income	$245
Net realized gain on investments and other financial instruments	272
Net unrealized appreciation of investments and other financial instruments	492
Net Increase In Net Assets Resulting From Operations	1,009
Distributions to Shareholders:
From net investment income
Class IB	(352)
Total from net investment income	(352)
From net realized gain on investments	191
Class IB	(191)
Total from net realized gain on investments	(191)
Total distributions	(543)
Capital Share Transactions:
Class IB
Sold	106,671
Issued on reinvestment of distributions	543
Redeemed	(1,099)
Total capital share transactions	106,115
Net increase from capital share transactions	106,115
Net Increase In Net Assets	106,581
Net Assets:
Beginning of period	—
End of period	$106,581
Undistributed (distribution in excess of)
net investment income	$—
Shares:
Class IB
Sold	10,517
Issued on reinvestment of distributions	53
Redeemed	(105)
Total share activity	10,465

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

21

Hartford Portfolio Diversifier HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford Portfolio Diversifier HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates. The Fund’s shares are available only to separate accounts of HLIC and its affiliates as a required investment option for variable annuity contracts whose holders have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class IB shares of the Fund are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

22

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

23

Hartford Portfolio Diversifier HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined by dividing the Fund’s net assets by the number of shares outstanding.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

24

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2011.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2011.

25

Hartford Portfolio Diversifier HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2011.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities or commodities. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap or security to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of

26

Investments, had outstanding purchased options contracts as of December 31, 2011. Transactions involving written options contracts during the year ended December 31, 2011, are summarized below:

Options Contract Activity During the Period June 6, 2011 (commencement of operations) through December 31, 2011
Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	97,255	13,218
Expired	—	—
Closed	—	—
Exercised	—	—
End of period	97,255	$13,218

* The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$28,074	$—	$—	$28,074
Variation margin receivable *	—	—	—	154	—	—	154
Total	$—	$—	$—	$28,228	$—	$—	$28,228

Liabilities:
Written options, market value	$—	$—	$—	$15,239	$—	$—	$15,239
Total	$—	$—	$—	$15,239	$—	$—	$15,239
							True
* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $48 as reported in the Schedule of Investments

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period June 6, 2011 through December 31, 2011

27

Hartford Portfolio Diversifier HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the period June 6, 2011, (commencement of operations) through December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on investments in purchased options	$—	$—	$—	$1,001	$—	$—	$1,001
Net realized loss on futures	—	—	—	(663)	—	—	(663)
Total	$—	$—	$—	$338	$—	$—	$338

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased options	$—	$—	$—	$1,290	$—	$—	$1,290
Net change in unrealized appreciation of futures	—	—	—	48	—	—	48
Net change in unrealized depreciation of written options	—	—	—	(2,021)	—	—	(2,021)
Total	$—	$—	$—	$(683)	$—	$—	$(683)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

28

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Period June 6, 2011 (Commencement of Operations) through December 31, 2011
Ordinary Income	$486
Long-Term Capital Gains*	57

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses	$(374)
Unrealized Appreciation*	876
Total Accumulated Earnings	$502

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

29

Hartford Portfolio Diversifier HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$107
Accumulated Net Realized Gain (Loss)	(71)
Capital Stock and Paid-in-Capital	(36)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2011.

As of December 31, 2011, the Fund elected to defer the following post-October losses:
Amount
Ordinary Income	$374

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

30

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.60%
On next $500 million	0.55%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund in proportion to the average daily net assets of the Fund, except where allocation of certain expenses is more fairly made directly to the Fund. HL Advisors has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of the Fund’s average daily net assets. This contractual arrangement will remain in effect until April 30, 2013, and shall renew automatically for one-year terms unless HL Advisors provides written notice of termination prior to the start date of the next term or upon approval of the Board of Directors of the Company.

d)	Fees Paid Indirectly – The Fund’s custodian bank, State Street Bank and Trust Co., has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Period Ended December 31, 2011
Class IB	0.85%

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used

31

Hartford Portfolio Diversifier HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of December 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class IB	6,000

9.	Investment Transactions:

For the period June 6, 2011, (commencement of operations) through December 31, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$95,087
Sales Proceeds Excluding U.S. Government Obligations	22,091
Cost of Purchases for U.S. Government Obligations	20,441
Sales Proceeds for U.S. Government Obligations	5,910

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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33

Hartford Portfolio Diversifier HLS Fund

Financial Highlights

- Selected Per-Share Date (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
From June 6, 2011 (commencement of operations) through December 31, 2011 (D)
IB(E)	$ 10 .00	$ 0 .04	$ –	$ 0 .19	$ 0 .23	$ (0 .03)	$ (0 .02)	$ –	$ (0 .05)	$ 0 .18	$ 10 .18

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable annuity product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Per share amounts have been calculated using the average shares method.
(E)	Commenced operations on June 6, 2011.
(F)	Not annualized.
(G)	Annualized.

34

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

2.38%(F)	$106,581	0.93%(G)	0.85%(G)	0.58%(G)	43%

35

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund,Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Portfolio Diversifier HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period June 6, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Portfolio Diversifier HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period June 6, 2011 (commencement of operations) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 13, 2012

36

Hartford Portfolio Diversifier HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

37

Hartford Portfolio Diversifier HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

38

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

Hartford Portfolio Diversifier HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IB	$1,000.00	$1,045.25	$4.38	$1,000.00	$1,020.92	$4.33	0.85%	184	365

40

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-PD11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Small Company HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Small Company HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Small Company HLS Fund inception 08/09/1996

(sub-advised by Wellington Management Company, LLP)	Investment objective – Seeks growth of capital.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Small Company IA	-3.36%	1.02%	5.92%
Small Company IB	-3.62%	0.78%	5.66%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Small Company HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA
Senior Vice President	Senior Vice President	Senior Vice President

Mario E. Abularach, CFA	Mammen Chally, CFA
Vice President and Equity Research Analyst	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Small Company HLS Fund returned -3.36% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the Russell 2000 Growth Index which returned -2.91% for the same period. The Fund also underperformed the -2.82% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

In this environment, small-cap and mid-cap stocks underperformed the large-cap stocks over the twelve-month period, as measured by the Russell 2000 (-4%), S&P MidCap 400 (-2%) and S&P 500 (+2%) indices, respectively. Seven out of ten sectors within the Russell 2000 Growth Index posted negative returns during the period. Materials (-16%), Energy (-6%), and Consumer Discretionary (-5%) posted the largest losses while Consumer Staples (+13%) posted the largest gain.

The Fund underperformed its benchmark during the period due to weak stock selection in the Industrials and Information Technology sectors. This was partially offset by strong stock selection in the Health Care sector. Sector allocation, which is the residual result of bottom-up stock selection (i.e. stock by stock fundamental research), was neutral during the period. In particular, an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Materials was additive to relative performance and underweights to Energy and Financials detracted from relative performance.

Stocks that detracted the most from benchmark-relative and absolute (i.e. total return) performance returns during the period were Shutterfly (Consumer Discretionary), Meritor (Industrials), and James River Coal (Energy). Shares of Shutterfly, a web-based photo publication service company, declined due to lower earnings expectations that resulted from price pressure. The firm was also impacted by an ill-timed third quarter market test of the Tiny Prints product line that resulted in significant lost revenues. Drivetrain mobility and braking solutions provider Meritor saw share price weakness, despite beating consensus estimates during the fourth quarter, primarily due to lowered European earnings guidance and continued net operating losses from their U.S. sales. Thermal and coal producer James River Coal saw its share price decline due to lower production, higher costs, and macroeconomic concerns.

Top contributors to relative performance during the period included Green Mountain Coffee (Consumer Staples), Ulta Salon Cosmetics (Consumer Discretionary), and WellCare Health Plan (Health Care). The share price of Green Mountain Coffee, the leading provider of single-cup brewers and portion packs for coffee and other beverages, rose sharply during the period. The company enjoys a dominant position in the market with its Keurig single-cup coffee maker and announced new relationships with Starbucks and Dunkin Donuts. Specialty cosmetics, skin, and hair care retailer, Ulta Salon Cosmetics’ shares performed well as the beauty industry remained healthy and the firm benefitted from market share gains and margin expansion from fixed store cost leverage. WellCare Health Plan, a U.S.-based HMO providing services to government-sponsored health care programs, topped earnings and guidance expectations as lower medical costs helped improve margins. Pharmasset (Health Care) was among the top contributors to absolute performance.

3

Hartford Small Company HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

What is the outlook?

Macro concerns were once again top of mind in 2011 leading to a market that was driven by investors' search for safety. Looking forward, we believe that our security selection process, with its focus on fundamentals, can highlight securities that offer a compelling combination of strong fundamentals and attractive valuations. While we continue to evaluate companies' future earnings and cash flows under a variety of scenarios, we are relatively constructive on the macro backdrop that we believe will unfold this year.

During the fourth quarter the most notable shift in the Fund’s positioning was an increase in our Consumer Discretionary overweight (i.e. the Fund’s sector position was greater than the benchmark position) relative to the benchmark. We reduced our exposure in Industrials and Consumer Staples. As always, sector weights, as well as other characteristics of the Fund, are an outcome of the decisions made on a bottom-up, stock-by-stock basis. At the end of the period, we were most overweight the Consumer Discretionary and Information Technology sectors, and were most underweight the Industrials and Consumer Staples sectors.

Diversification by Industry

as of December 31, 2011

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.8%
Banks (Financials)	3.3
Capital Goods (Industrials)	9.7
Commercial & Professional Services (Industrials)	2.0
Consumer Durables & Apparel (Consumer Discretionary)	5.0
Consumer Services (Consumer Discretionary)	2.1
Diversified Financials (Financials)	2.1
Energy (Energy)	7.8
Food, Beverage & Tobacco (Consumer Staples)	1.5
Health Care Equipment & Services (Health Care)	10.2
Household & Personal Products (Consumer Staples)	1.5
Insurance (Financials)	0.5
Materials (Materials)	3.0
Media (Consumer Discretionary)	0.9
Other Investment Pools and Funds (Financials)	0.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.6
Real Estate (Financials)	1.4
Retailing (Consumer Discretionary)	8.0
Semiconductors & Semiconductor Equipment (Information Technology)	3.8
Software & Services (Information Technology)	15.3
Technology Hardware & Equipment (Information Technology)	5.7
Telecommunication Services (Services)	0.3
Transportation (Industrials)	2.9
Utilities (Utilities)	0.6
Short-Term Investments	1.5
Other Assets and Liabilities	0.3
Total	100.0%

4

Hartford Small Company HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9%
	Automobiles & Components - 1.8%
143	Amerigon, Inc. ●	$2,043
644	Dana Holding Corp. ●	7,828
351	Tenneco Automotive, Inc. ●	10,450
55	Tesla Motors, Inc. ●	1,572
		21,893
	Banks - 3.3%
276	Boston Private Financial Holdings, Inc.	2,190
275	East West Bancorp, Inc.	5,431
109	First Midwest Bancorp, Inc.	1,100
224	Flushing Financial Corp.	2,834
67	Hudson Valley Holding Corp.	1,430
99	Northwest Bancshares, Inc.	1,236
178	Ocwen Financial Corp. ●	2,582
300	Pinnacle Financial Partners, Inc. ●	4,851
198	Signature Bank ●	11,886
184	Umpqua Holdings Corp.	2,277
644	Western Alliance Bancorp ●	4,013
43	Wintrust Financial Corp.	1,203
		41,033
	Capital Goods - 9.7%
61	A.O. Smith Corp.	2,459
56	Aaon, Inc.	1,143
53	Acuity Brands, Inc.	2,817
25	AGCO Corp. ●	1,057
155	Altra Holdings, Inc. ●	2,910
116	Applied Industrial Technologies, Inc.	4,076
53	AZZ, Inc.	2,409
35	Carlisle Cos., Inc.	1,529
89	Ceradyne, Inc. ●	2,388
75	Chart Industries, Inc. ●	4,050
119	Colfax Corp. ●	3,388
115	Commercial Vehicles Group, Inc. ●	1,041
31	Crane Co.	1,451
484	DigitalGlobe, Inc. ●	8,288
52	EMCOR Group, Inc.	1,392
114	Esterline Technologies Corp. ●	6,374
60	Franklin Electric Co., Inc.	2,622
119	GrafTech International Ltd. ●	1,621
246	Kratos Defense & Security ●	1,466
45	Lennox International, Inc.	1,522
23	Lindsay Corp.	1,265
790	Meritor, Inc. ●	4,205
64	Michael Baker Corp. ●	1,257
36	Middleby Corp. ●	3,357
229	Moog, Inc. Class A ●	10,058
84	Nordson Corp.	3,479
283	Owens Corning, Inc. ●	8,114
59	Polypore International, Inc. ●	2,595
70	Sun Hydraulics Corp.	1,646
48	TAL International Group, Inc.	1,385
120	Teledyne Technologies, Inc. ●	6,587
54	Textainer Group Holdings Ltd.	1,570
31	TransDigm Group, Inc. ●	2,954
193	Trex Co., Inc. ●	4,431
137	Trimas Corp. ●	2,463
328	United Rentals, Inc. ●	9,701
213	Wabash National Corp. ●	1,670
		120,740
	Commercial & Professional Services - 2.0%
12	Advisory Board Co. ●	885
269	Corrections Corp. of America ●	5,474
82	Deluxe Corp.	1,869
75	Exponent, Inc. ●	3,429
165	Geo Group, Inc. ●	2,765
592	Sykes Enterprises, Inc. ●	9,276
43	United Stationers, Inc.	1,411
		25,109
	Consumer Durables & Apparel - 4.9%
608	Brunswick Corp.	10,977
83	Columbia Sportswear Co.	3,846
103	Deckers Outdoor Corp. ●	7,797
333	Hanesbrands, Inc. ●	7,286
9	NVR, Inc. ●	6,114
46	Polaris Industries, Inc.	2,547
656	Pulte Group, Inc. ●	4,143
99	Skechers USA, Inc. Class A ●	1,194
196	Steven Madden Ltd. ●	6,761
163	Tempur-Pedic International, Inc. ●	8,551
50	Warnaco Group, Inc. ●	2,485
		61,701
	Consumer Services - 2.1%
58	American Public Education, Inc. ●	2,493
17	Buffalo Wild Wings, Inc. ●	1,175
376	Cheesecake Factory, Inc. ●	11,032
194	Estacio Participacoes S.A.	1,875
54	Gaylord Entertainment Co. w/ Rights ●	1,308
71	Regis Corp.	1,182
28	Steiner Leisure Ltd. ●	1,271
88	Weight Watchers International, Inc.	4,825
112	Whistler Blackcomb Holdings, Inc.	1,174
		26,335
	Diversified Financials - 2.1%
223	BGC Partners, Inc.	1,323
123	Compass Diversified Holdings	1,523
213	DFC Global Corp. ●	3,840
131	Fifth Street Finance Corp.	1,250
230	Gain Capital Holdings, Inc.	1,541
414	Justice Holdings Ltd. ●	5,528
469	Knight Capital Group, Inc. ●	5,542
250	Manning & Napier, Inc. ●	3,125
211	Netspend Holdings, Inc. ●	1,710
168	Uranium Participation Corp. ●	927
		26,309
	Energy - 7.8%
2,328	Alberta Oilsands, Inc. ●	423
43	Approach Resources, Inc. ●	1,273
202	Atwood Oceanics, Inc. ●	8,036
104	Berry Petroleum Co.	4,386
353	BPZ Resources, Inc. ●	1,004
152	C&J Energy Services, Inc. ●	3,181
243	Carrizo Oil & Gas, Inc. ●	6,397
17	Clayton Williams Energy, Inc. ●	1,282
56	Complete Production Services, Inc. ●	1,873
124	CVR Energy, Inc. ●	2,319
306	Gulfmark Offshore, Inc. ●	12,836
283	Hornbeck Offshore Services, Inc. ●	8,792
936	ION Geophysical Corp. ●	5,740
59	James River Coal Co. ●	410

The accompanying notes are an integral part of these financial statements.

5

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9% - (continued)
	Energy - 7.8% - (continued)
257	Karoon Gas Australia Ltd. ●	$1,182
61	Northern Oil and Gas, Inc. ●	1,463
3,035	Oilsands Quest, Inc. ⌂●†	435
97	Petroleum Development Corp. ●	3,421
335	Rosetta Resources, Inc. ●	14,586
42	Swift Energy Co. ●	1,242
166	Tidewater, Inc.	8,185
280	Vaalco Energy, Inc. ●	1,691
139	Whiting Petroleum Corp. ●	6,511
		96,668
	Food, Beverage & Tobacco - 1.5%
20	Boston Beer Co., Inc. Class A ●	2,209
94	Cosan S.A. Industria E Comercio	1,358
276	Darling International, Inc. ●	3,662
203	Diamond Foods, Inc.	6,538
164	GrainCorp Ltd.	1,309
63	Green Mountain Coffee Roasters, Inc. ●	2,816
121	Viterra, Inc.	1,272
		19,164
	Health Care Equipment & Services - 10.2%
391	Abiomed, Inc. ●	7,223
418	Allscripts Healthcare Solutions, Inc. ●	7,912
45	AmSurg Corp. ●	1,174
184	Angiodynamics, Inc. ●	2,718
5	Atrion Corp.	1,081
148	Catalyst Health Solutions ●	7,671
54	Corvel Corp. ●	2,792
89	Cyberonics, Inc. ●	2,970
236	Dexcom, Inc. ●	2,195
46	Ensign Group, Inc.	1,120
182	Gen-Probe, Inc. ●	10,749
57	Greatbatch, Inc. ●	1,262
61	Hanger Orthopedic Group, Inc. ●	1,136
191	Health Net, Inc. ●	5,799
81	HealthSouth Corp. ●	1,432
18	Healthspring, Inc. ●	966
132	Heartware International, Inc. ●	9,077
33	ICU Medical, Inc. ●	1,476
286	Insulet Corp. ●	5,387
71	LHC Group, Inc. ●	912
104	Masimo Corp. ●	1,934
18	MEDNAX, Inc. ●	1,325
74	Merge Healthcare, Inc. ●	359
132	NuVasive, Inc. ●	1,662
128	Owens & Minor, Inc.	3,566
249	SXC Health Solutions Corp. ●	14,056
90	U.S. Physical Therapy, Inc.	1,767
166	Volcano Corp. ●	3,954
201	Wellcare Health Plans, Inc. ●	10,575
206	Zoll Medical Corp. ●	13,005
		127,255
	Household & Personal Products - 1.5%
321	Elizabeth Arden, Inc. ●	11,886
135	Nu Skin Enterprises, Inc. Class A	6,569
		18,455
	Insurance - 0.5%
36	Allied World Assurance Holdings Ltd.	2,284
114	Amerisafe, Inc. ●	2,660
39	Platinum Underwriters Holdings Ltd.	1,344
		6,288
	Materials - 3.0%
30	Allied Nevada Gold Corp. ●	914
24	AptarGroup, Inc.	1,242
2,015	Aurcana Corp. ●	1,404
235	Detour Gold Corp. ●	5,794
108	Georgia Gulf Corp. ●	2,095
82	Kraton Performance Polymers ●	1,663
381	Methanex Corp. ADR	8,685
33	Molycorp, Inc. ●	794
92	New Gold, Inc. ●	930
137	Olin Corp.	2,693
952	Romarco Minerals, Inc. ●	1,009
141	Silgan Holdings, Inc.	5,444
138	Stillwater Mining Co. ●	1,447
46	TPC Group, Inc. ●	1,078
34	Universal Stainless & Alloy Products ●	1,274
104	Winpak Ltd.	1,224
		37,690
	Media - 0.9%
283	AMC Networks, Inc. ●	10,652

	Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
236	Alkermes plc ●	4,089
284	Ardea Biosciences, Inc. ●	4,776
732	Arena Pharmaceuticals, Inc. ●	1,368
100	Aveo Pharmaceuticals, Inc. ●	1,718
166	Bruker Corp. ●	2,057
303	Cadence Pharmaceuticals, Inc. ●	1,196
117	Cubist Pharmaceuticals, Inc. ●	4,650
770	Exelixis, Inc. ●	3,648
556	Immunogen, Inc. ●	6,444
625	Incyte Corp. ●	9,376
619	Ironwood Pharmaceuticals, Inc. ●	7,412
297	Medicines Co. ●	5,529
68	Momenta Pharmaceuticals, Inc. ●	1,183
394	NPS Pharmaceuticals, Inc. ●	2,594
278	Onyx Pharmaceuticals, Inc. ●	12,239
145	Optimer Pharmaceuticals, Inc. ●	1,776
439	PAREXEL International Corp. ●	9,108
452	Rigel Pharmaceuticals, Inc. ●	3,569
313	Salix Pharmaceuticals Ltd. ●	14,975
493	Seattle Genetics, Inc. ●	8,239
36	United Therapeutics Corp. ●	1,701
		107,647
	Real Estate - 1.4%
144	Anworth Mortgage Asset Corp.	904
82	Capstead Mortgage Corp.	1,025
106	Colonial Properties Trust	2,207
371	Coresite Realty Corp.	6,604
39	Hatteras Financial Corp.	1,023
116	Medical Properties Trust, Inc.	1,148
376	MFA Mortgage Investments, Inc.	2,526
104	Summit Hotel Properties, Inc.	985
110	Whitestone REIT	1,305
		17,727
	Retailing - 8.0%
5,016	Allstar Co. ⌂†	5,195

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9% - (continued)
	Retailing - 8.0% - (continued)
48	Ascena Retail Group, Inc. ●	$1,414
60	Cato Corp.	1,440
191	Children's Place Retail Stores, Inc. ●	10,129
99	Core-Mark Holding Co., Inc.	3,902
1,149	Debenhams plc	1,043
245	DSW, Inc.	10,816
445	Express, Inc. ●	8,883
566	GNC Holdings, Inc. ●	16,382
41	Guess?, Inc.	1,220
164	Hot Topic, Inc.	1,083
77	Mattress Firm Holding Corp. ●	1,781
116	PetMed Express, Inc.	1,203
213	Rent-A-Center, Inc.	7,886
413	rue21, Inc. ●	8,910
507	Shutterfly, Inc. ●	11,532
102	Teavana Holdings, Inc. ●	1,912
17	Ulta Salon, Cosmetics & Fragrances, Inc. ●	1,109
107	Vitamin Shoppe, Inc. ●	4,280
		100,120
	Semiconductors & Semiconductor Equipment - 3.8%
116	Applied Micro Circuits Corp. ●	778
120	Cavium, Inc. ●	3,413
108	Cymer, Inc. ●	5,386
393	Cypress Semiconductor Corp.	6,636
321	GT Advanced Technologies, Inc. ●	2,326
302	Integrated Device Technology, Inc. ●	1,647
816	Lattice Semiconductor Corp. ●	4,845
83	Microsemi Corp. ●	1,390
455	Mindspeed Technologies, Inc. ●	2,085
144	Nanometrics, Inc. ●	2,657
160	ON Semiconductor Corp. ●	1,235
210	PMC - Sierra, Inc. ●	1,155
264	Silicon Image, Inc. ●	1,242
596	Skyworks Solutions, Inc. ●	9,671
103	Ultratech Stepper, Inc. ●	2,538
		47,004
	Software & Services - 15.3%
103	Ancestry.com, Inc. ●	2,372
190	Ariba, Inc. ●	5,342
221	Broadsoft, Inc. ●	6,682
1,618	Cadence Design Systems, Inc. ●	16,829
77	Commvault Systems, Inc. w/ Rights ●	3,297
194	Concur Technologies, Inc. ●	9,832
156	Constant Contact, Inc. ●	3,618
145	DealerTrack Holdings, Inc. ●	3,943
221	Dice Holdings, Inc. ●	1,830
81	Fortinet, Inc. ●	1,775
193	Higher One Holdings, Inc. ●	3,564
315	IAC/Interactive Corp.	13,399
163	j2 Global, Inc.	4,575
155	JDA Software Group, Inc. ●	5,020
192	Jive Software, Inc. ●	3,077
86	Keynote Systems, Inc.	1,762
147	Kit Digital, Inc. ●	1,244
836	LivePerson, Inc. ●	10,494
12	Mercadolibre, Inc.	973
85	MicroStrategy, Inc. ●	9,190
60	Nuance Communications, Inc. ●	1,505
83	Opnet Technologies, Inc.	3,060
399	Parametric Technology Corp. ●	7,280
108	Pegasystems, Inc.	3,174
61	Progress Software Corp. ●	1,185
114	QLIK Technologies, Inc. ●	2,764
153	Quest Software, Inc. ●	2,841
113	RealPage, Inc. ●	2,860
1,415	Sapient Corp.	17,833
140	Solarwinds, Inc. ●	3,910
45	Solera Holdings, Inc.	2,001
70	Sourcefire, Inc. w/ Rights ●	2,263
164	Syntel, Inc.	7,650
52	Tibco Software, Inc. ●	1,251
280	VeriFone Systems, Inc. ●	9,948
207	Wright Express Corp. ●	11,227
169	XO Group, Inc. ●	1,408
		190,978
	Technology Hardware & Equipment - 5.7%
116	Arris Group, Inc. ●	1,259
480	Aruba Networks, Inc. ●	8,884
177	Coherent, Inc. ●	9,247
17	Comverse Technology, Inc. ●	119
162	Emulex Corp. ●	1,108
410	Fabrinet ●	5,615
458	Finisar Corp. ●	7,673
55	Interdigital, Inc.	2,393
87	InvenSense, Inc. ●	868
847	Jabil Circuit, Inc.	16,653
379	Mitel Networks Corp. ●	1,206
44	Netgear, Inc. ●	1,480
165	Oplink Communications, Inc. ●	2,719
54	Park Electrochemical Corp.	1,371
87	Plantronics, Inc.	3,098
40	Polycom, Inc. ●	652
173	Universal Display Corp. ●	6,347
		70,692
	Telecommunication Services - 0.3%
30	AboveNet, Inc. ●	1,958
146	Leap Wireless International, Inc. w/ Rights ●	1,352
		3,310
	Transportation - 2.9%
248	Avis Budget Group, Inc. ●	2,656
185	J.B. Hunt Transport Services, Inc.	8,318
579	JetBlue Airways Corp. ●	3,011
21	Kirby Corp. ●	1,363
384	Localiza Rent a Car S.A.	5,267
66	Marten Transport Ltd.	1,180
173	Old Dominion Freight Line, Inc. ●	6,993
674	US Airways Group, Inc. ●	3,415
151	Werner Enterprises, Inc.	3,650
40	Zipcar, Inc. ●	533
		36,386
	Utilities - 0.6%
54	Portland General Electric Co.	1,368
114	UniSource Energy Corp.	4,205
49	Westar Energy, Inc.	1,399
		6,972
	Total common stocks
	(cost $1,192,250)	$1,220,128

The accompanying notes are an integral part of these financial statements.

7

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
PREFERRED STOCKS - 0.1%
	Consumer Durables & Apparel - 0.1%
15	Callaway Golf Co., 7.50% ۞	$1,432

	Total preferred stocks
	(cost $1,698)	$1,432

EXCHANGE TRADED FUNDS - 0.2%
	Other Investment Pools and Funds - 0.2%
35	iShares Russell 2000 Growth Index Fund	$2,958

	Total exchange traded funds
	(cost $2,849)	$2,958

	Total long-term investments (cost $1,196,797)	$1,224,518

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $6,942, collateralized by GNMA 4.50%, 2041, value of $7,081)
$6,942	0.04%, 12/30/2011	$6,942
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $577, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $588)
577	0.01%, 12/30/2011	577
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $7,700, collateralized by GNMA 3.50% - 7.00%, 2035 - 2046, value of $7,854)
7,700	0.06%, 12/30/2011	7,700
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $58, collateralized by U.S. Treasury Note 2.75%, 2016, value of $60)
58	0.01%, 12/30/2011	58
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $2,980, collateralized by FNMA 3.00% - 6.50%, 2021 - 2041, value of $3,039)
2,980	0.04%, 12/30/2011	2,980
		18,257
	Total short-term investments
	(cost $18,257)	$18,257

Total investments
(cost $1,215,054) ▲	99.7%	$1,242,775
Other assets and liabilities	0.3%	4,078
Total net assets	100.0%	$1,246,853

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 3.6% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $1,228,277 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$129,094
Unrealized Depreciation	(114,596)
Net Unrealized Appreciation	$14,498

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $5,630, which represents 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	5,016	Allstar Co.	$5,107
10/2010 - 05/2011	3,035	Oilsands Quest, Inc.	1,362

At December 31, 2011, the aggregate value of these securities was $5,630, which represents 0.5% of total net assets.

۞	Convertible security.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford Small Company HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,220,128	$1,210,964	$3,534	$5,630
Exchange Traded Funds	2,958	2,958	–	–
Preferred Stocks	1,432	1,432	–	–
Short-Term Investments	18,257	–	18,257	–
Total	$1,242,775	$1,215,354	$21,791	$5,630

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2011
Assets:
Common Stocks	$1,690	$(60)	$(758	)†	$—	$5,429	$(124)	$1,143	$(1,690)	$5,630
Total	$1,690	$(60)	$(758)		$—	$5,429	$(124)	$1,143	$(1,690)	$5,630

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
    1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
    2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $(758).

The accompanying notes are an integral part of these financial statements.

10

Hartford Small Company HLS Fund

Statement of Assets and Liabilities

December 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,215,054)	$1,242,775
Cash	57
Receivables:
Investment securities sold	9,771
Fund shares sold	839
Dividends and interest	528
Other assets	—
Total assets	1,253,970
Liabilities:
Bank overdraft - foreign cash	—
Payables:
Investment securities purchased	6,328
Fund shares redeemed	513
Investment management fees	189
Distribution fees	9
Accrued expenses	78
Total liabilities	7,117
Net assets	$1,246,853
Summary of Net Assets:
Capital stock and paid-in-capital	$1,233,567
Distributions in excess of net investment loss	(67)
Accumulated net realized loss	(14,370)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	27,723
Net assets	$1,246,853
Shares authorized	1,500,000
Par value	$0.001
Class IA: Net asset value per share	$17.07
Shares outstanding	63,910
Net assets	$1,090,883
Class IB: Net asset value per share	$16.56
Shares outstanding	9,418
Net assets	$155,970

The accompanying notes are an integral part of these financial statements.

11

Hartford Small Company HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$8,215
Interest	29
Less: Foreign tax withheld	(104)
Total investment income, net	8,140

Expenses:
Investment management fees	9,525
Transfer agent fees	6
Distribution fees - Class IB	514
Custodian fees	34
Accounting services fees	168
Board of Directors' fees	33
Audit fees	19
Other expenses	217
Total expenses (before fees paid indirectly)	10,516
Commission recapture	(65)
Custodian fee offset	—
Total fees paid indirectly	(65)
Total expenses, net	10,451
Net investment loss	(2,311)

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	196,590
Net realized loss on foreign currency contracts	(169)
Net realized gain on other foreign currency transactions	33
Net Realized Gain on Investments and Foreign Currency Transactions	196,454

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(237,257)
Net unrealized appreciation of foreign currency contracts	54
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(237,202)
Net Loss on Investments and Foreign Currency Transactions	(40,748)
Net Decrease in Net Assets Resulting from Operations	$(43,059)

The accompanying notes are an integral part of these financial statements.

12

Hartford Small Company HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment loss	$(2,311)	$(1,521)
Net realized gain on investments and foreign currency transactions	196,454	197,288
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(237,202)	82,021
Net Increase (Decrease) In Net Assets Resulting From Operations	(43,059)	277,788
Capital Share Transactions:
Class IA
Sold	242,954	139,355
Redeemed	(294,153)	(221,319)
Total capital share transactions	(51,199)	(81,964)
Class IB
Sold	44,274	33,442
Redeemed	(95,489)	(71,448)
Total capital share transactions	(51,215)	(38,006)
Net decrease from capital share transactions	(102,414)	(119,970)
Net Increase (Decrease) In Net Assets	(145,473)	157,818
Net Assets:
Beginning of period	1,392,326	1,234,508
End of period	$1,246,853	$1,392,326
Undistributed (distribution in excess of)
net investment income	$(67)	$(552)
Shares:
Class IA
Sold	13,058	9,164
Redeemed	(15,958)	(14,470)
Total share activity	(2,900)	(5,306)
Class IB
Sold	2,422	2,221
Redeemed	(5,358)	(4,882)
Total share activity	(2,936)	(2,661)

The accompanying notes are an integral part of these financial statements.

13

Hartford Small Company HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford Small Company HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in

14

which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

15

Hartford Small Company HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

16

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of

17

Hartford Small Company HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2011.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(169)	$—	$—	$—	$—	$(169)
Total	$—	$(169)	$—	$—	$—	$—	$(169)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$54	$—	$—	$—	$—	$54
Total	$—	$54	$—	$—	$—	$—	$54

5.	Principal Risks:
a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for

18

corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at December 31, 2011, are as follows:

Amount
Accumulated Capital and Other Losses*	$(1,214)
Unrealized Appreciation†	14,500
Total Accumulated Earnings	$13,286

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,796
Accumulated Net Realized Gain (Loss)	272
Capital Stock and Paid-in-Capital	(3,068)

19

Hartford Small Company HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$1,214
Total	$1,214

As of December 31, 2011, the Fund utilized $203,709 of prior year capital loss carryforwards

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

20

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.71%
Class IB	0.96

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

21

Hartford Small Company HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

g)	Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

On June 8, 2007, the Fund was reimbursed for incorrect IPO allocations to the Fund.

On May 2, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.08%	0.09%
Total Return Excluding Payment from Affiliate	29.18	28.90

	For the Year Ended December 31, 2007
	Class IA	Class IB
Impact from Payment from Affiliate for Trading Reimbursements	0.16%	0.16%
Impact from Payment from Affiliate for Incorrect IPO Allocations	0.03	0.03
Total Return Excluding Payments from Affiliates	14.01	13.73

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,372,071
Sales Proceeds Excluding U.S. Government Obligations	1,470,113

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Hartford Small Company HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$17.66	$(0.02)	$–	$(0.57)	$(0.59)	$–	$–	$–	$–	$(0.59)	$17.07
IB	17.18	(0.09)	–	(0.53)	(0.62)	–	–	–	–	(0.62)	16.56
For the Year Ended December 31, 2010
IA	14.23	(0.01)	–	3.44	3.43	–	–	–	–	3.43	17.66
IB	13.88	(0.06)	–	3.36	3.30	–	–	–	–	3.30	17.18
For the Year Ended December 31, 2009
IA	11.01	(0.01)	0.01	3.22	3.22	–	–	–	–	3.22	14.23
IB	10.76	(0.04)	0.01	3.15	3.12	–	–	–	–	3.12	13.88
For the Year Ended December 31, 2008
IA	18.62	0.02	–	(7.56)	(7.54)	(0.02)	(0.05)	–	(0.07)	(7.61)	11.01
IB	18.20	(0.01)	–	(7.38)	(7.39)	–	(0.05)	–	(0.05)	(7.44)	10.76
For the Year Ended December 31, 2007(F)
IA	19.07	–	0.04	2.57	2.61	(0.05)	(3.01)	–	(3.06)	(0.45)	18.62
IB	18.71	(0.05)	0.04	2.51	2.50	–	(3.01)	–	(3.01)	(0.51)	18.20

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(F)	Per share amounts have been calculated using the average shares method.
(G)	During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

24

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

(3.36)%		$1,090,883	0.71%	0.71%	(0.13)%	99%
(3.62)		155,970	0.96	0.96	(0.38)	–

24.13		1,180,045	0.73	0.73	(0.08)	171
23.83		212,281	0.98	0.98	(0.33)	–

29.29	(E)	1,026,150	0.75	0.75	(0.07)	184
29.01	(E)	208,358	1.00	1.00	(0.32)	–

(40.60)		793,078	0.71	0.71	0.16	194
(40.73)		179,411	0.96	0.96	(0.09)	–

14.23	(E)	1,292,444	0.70	0.70	(0.02)	167	(G)
13.94	(E)	312,775	0.95	0.95	(0.27)	–

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Small Company HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Small Company HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

26

Hartford Small Company HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

Hartford Small Company HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Small Company HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$855.55	$3.37	$1,000.00	$1,021.58	$3.67	0.72%	184	365
Class IB	$1,000.00	$854.44	$4.53	$1,000.00	$1,020.32	$4.94	0.97%	184	365

30

Hartford Small Company HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Small Company HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford Small Company HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

32

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

33

Hartford Small Company HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-SC11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Stock HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Stock HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Stock HLS Fund inception 08/31/1977
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Stock IA	-1.09%	-0.65%	1.96%
Stock IB	-1.34%	-0.90%	1.71%
S&P 500 Index	2.09%	-0.25%	2.92%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Stock HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Stock HLS Fund returned -1.09% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the S&P 500 Index, which returned 2.09% for the same period. The Fund also underperformed the -1.01% return of the average fund in the Lipper Large Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

Overall equity market performance was mixed for the period across all market capitalizations: large-cap equities (+2%) outperformed mid-caps (-2%) and small-caps (-4%) equities as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices, respectively. During the twelve-month period seven of ten sectors rose within the S&P 500 Index, led by Utilities (+20%), Consumer Staples (+14%), and Health Care (+13%). Financials (-17%) and Materials (-10%) lagged on both an absolute and a relative basis.

The Fund’s underperformance versus the benchmark was driven by weak security selection in Industrials, Energy, and Consumer Discretionary, as well as underweight exposure (i.e. the Fund’s sector position was less than the benchmark position) to the Consumer Staples and Utilities sectors. This was modestly offset by stronger selection in Materials and Telecommunication Services, as well as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure to Health Care. Note that sector positioning is a result of bottom-up security selection (i.e. stock by stock fundamental research).

Stocks that detracted the most from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns during the period were Hewlett-Packard (Information Technology), PACCAR (Industrials), and IBM (Information Technology). Hewlett-Packard, a global technology company, reduced earnings guidance for 2012 due to macroeconomic headwinds and the impact of floods in Thailand on disk drive production. Shares of PACCAR, a manufacturer of light, medium, and heavy-duty trucks and after-market parts, fell due to concerns about the company’s exposure to the weak European economy. Global services and software provider IBM reported positive quarterly results driving its stock price higher; not owning it detracted from our relative returns. Our holdings in financial services companies Bank of America and Goldman Sachs also detracted from returns on an absolute (i.e. total return) basis.

Top contributors to relative performance during the period were Buck Holdings-Dollar General (Consumer Discretionary), Google (Information Technology), and Kansas City Southern (Industrials). Buck Holdings-Dollar General, a discount retailer, saw its shares rise as store customer traffic increased in this trade-down economy. Shares of Google, a leading provider of online search, internet content services, and web-based software applications, performed strongly after reporting above-consensus third quarter earnings. Freight rail transportation provider Kansas City Southern reported better-than-expected second quarter earnings driven by revenue increases from higher carload volumes. Exxon Mobil (Energy), Pfizer (Health Care), and Apple (Information Technology) also contributed positively to the Fund’s returns on an absolute basis.

What is the outlook?

We are constructive on our outlook for 2012 but recognize there are many factors at play, both positive and negative. Certain depressed sectors, such as housing, will likely start to see some traction which should help employment trends. However, many of our exporters may see headwinds as a

3

Hartford Stock HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

result of the strengthening in the U.S. dollar over the past several months. We believe the government needs to continue to improve its fiscal position and will likely constrain growth. Given this environment, we expect to see continued modest economic growth as the most likely scenario. With respect to equity markets, current expectations for the S&P 500 (ex-financials) are for low-single digit sales growth and mid-single digit earnings growth, a significant deceleration from the double digit pace seen in 2011. These expectations are in-line with our economic view and we expect modest upside to the market from these levels.

We continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We screen for companies on specific valuation, return on capital, and earnings characteristics, and we focus on understanding how returns on capital are being created, employing a disciplined valuation methodology for both purchases and sales. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Information Technology, Health Care, and Financials, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 Index were in Consumer Staples, Telecommunication Services, and Utilities.

Diversification by Industry
as of December 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	2.6%
Banks (Financials)	6.8
Capital Goods (Industrials)	6.3
Consumer Services (Consumer Discretionary)	0.9
Diversified Financials (Financials)	7.5
Energy (Energy)	10.8
Food & Staples Retailing (Consumer Staples)	1.6
Food, Beverage & Tobacco (Consumer Staples)	5.9
Health Care Equipment & Services (Health Care)	3.1
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	1.0
Materials (Materials)	1.7
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	12.9
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	6.0
Semiconductors & Semiconductor Equipment (Information Technology)	2.5
Software & Services (Information Technology)	9.6
Technology Hardware & Equipment (Information Technology)	11.0
Telecommunication Services (Services)	0.6
Transportation (Industrials)	2.6
Utilities (Utilities)	1.5
Short-Term Investments	0.2
Other Assets and Liabilities	0.5
Total	100.0%

4

Hartford Stock HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3%
	Automobiles & Components - 2.6%
1,650	Ford Motor Co. w/ Rights ●	$17,755
764	Harley-Davidson, Inc.	29,705
		47,460
	Banks - 6.8%
815	BB&T Corp.	20,511
3,237	Mitsubishi UFJ Financial Group, Inc.	13,702
268	PNC Financial Services Group, Inc.	15,450
1,114	US Bancorp	30,123
1,665	Wells Fargo & Co.	45,896
		125,682
	Capital Goods - 6.3%
338	3M Co.	27,617
280	Boeing Co.	20,553
468	Ingersoll-Rand plc	14,254
696	PACCAR, Inc.	26,064
226	Rockwell Collins, Inc.	12,530
217	Stanley Black & Decker, Inc.	14,689
		115,707
	Consumer Services - 0.9%
427	DeVry, Inc.	16,438

	Diversified Financials - 7.5%
81	BlackRock, Inc.	14,420
682	Citigroup, Inc.	17,951
150	Goldman Sachs Group, Inc.	13,592
1,027	Invesco Ltd.	20,622
1,362	JP Morgan Chase & Co.	45,283
247	SEI Investments Co.	4,285
404	T. Rowe Price Group, Inc.	23,029
		139,182
	Energy - 10.8%
328	Anadarko Petroleum Corp.	25,021
687	Chesapeake Energy Corp.	15,302
1,020	Exxon Mobil Corp.	86,489
260	Occidental Petroleum Corp.	24,343
317	Petroleo Brasileiro S.A. ADR	7,885
1,292	Petroleum Geo-Services ●	14,085
378	Statoilhydro ASA ADR	9,671
342	Suncor Energy, Inc.	9,854
213	Ultra Petroleum Corp. ●	6,314
		198,964
	Food & Staples Retailing - 1.6%
509	CVS Caremark Corp.	20,774
270	Sysco Corp.	7,910
		28,684
	Food, Beverage & Tobacco - 5.9%
642	General Mills, Inc.	25,943
647	Kraft Foods, Inc.	24,157
697	PepsiCo, Inc.	46,246
387	Unilever N.V. NY Shares ADR	13,308
		109,654
	Health Care Equipment & Services - 3.1%
147	Edwards Lifesciences Corp. ●	10,357
662	Medtronic, Inc.	25,337
415	UnitedHealth Group, Inc.	21,017
		56,711
	Household & Personal Products - 1.1%
317	Procter & Gamble Co.	21,140

	Insurance - 1.0%
227	Marsh & McLennan Cos., Inc.	7,184
501	Unum Group	10,552
		17,736
	Materials - 1.7%
302	Dow Chemical Co.	8,688
159	Monsanto Co.	11,127
275	Nucor Corp.	10,866
		30,681
	Media - 2.7%
937	Comcast Corp. Class A	22,223
725	Walt Disney Co.	27,195
		49,418
	Pharmaceuticals, Biotechnology & Life Sciences - 12.9%
441	Agilent Technologies, Inc. ●	15,401
539	Amgen, Inc.	34,596
462	Celgene Corp. ●	31,231
1,079	Daiichi Sankyo Co., Ltd.	21,374
113	Gilead Sciences, Inc. ●	4,621
1,225	Merck & Co., Inc.	46,182
1,893	Pfizer, Inc.	40,971
67	Roche Holding AG	11,309
930	Shionogi & Co., Ltd.	11,931
510	UCB S.A.	21,379
		238,995
	Real Estate - 0.6%
626	Weyerhaeuser Co.	11,678

	Retailing - 6.0%
9,440	Allstar Co. ⌂†	9,776
67	Amazon.com, Inc. ●	11,615
10,986	Buck Holdings L.P. ⌂●†	24,586
230	Kohl's Corp.	11,346
1,538	Lowe's Co., Inc.	39,023
290	Nordstrom, Inc.	14,436
		110,782
	Semiconductors & Semiconductor Equipment - 2.5%
744	Maxim Integrated Products, Inc.	19,363
352	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,538
316	Texas Instruments, Inc.	9,205
423	Xilinx, Inc.	13,545
		46,651
	Software & Services - 9.6%
259	Accenture plc	13,808
389	Automatic Data Processing, Inc.	21,015
605	eBay, Inc. ●	18,362
95	Google, Inc. ●	61,364
358	Lender Processing Services	5,389
865	Microsoft Corp.	22,450
1,945	Western Union Co.	35,511
		177,899
	Technology Hardware & Equipment - 11.0%
146	Apple, Inc. ●	58,927
2,382	Cisco Systems, Inc.	43,058
923	EMC Corp. ●	19,871
1,000	Hewlett-Packard Co.	25,760
739	Juniper Networks, Inc. ●	15,083
186	NetApp, Inc. ●	6,746

The accompanying notes are an integral part of these financial statements.

5

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Technology Hardware & Equipment - 11.0% - (continued)
609	Qualcomm, Inc.	$33,323
		202,768
	Telecommunication Services - 0.6%
408	Vodafone Group plc ADR	11,433

	Transportation - 2.6%
184	Con-way, Inc.	5,373
190	FedEx Corp.	15,900
158	Kansas City Southern ●	10,766
216	United Parcel Service, Inc. Class B	15,831
		47,870
	Utilities - 1.5%
447	NextEra Energy, Inc.	27,238

	Total common stocks
	(cost $1,702,672)	$1,832,771

	Total long-term investments (cost $1,702,672)	$1,832,771

SHORT-TERM INVESTMENTS - 0.2%
Repurchase Agreements - 0.2%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,379, collateralized by GNMA 4.50%, 2041, value of $1,407)
$1,379	0.04%, 12/30/2011	$1,379
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $115, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $117)
114	0.01%, 12/30/2011	114
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,530, collateralized by GNMA 3.50% - 7.00%, 2035 - 2046, value of $1,560)
1,530	0.06%, 12/30/2011	1,530
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $12, collateralized by U.S. Treasury Note 2.75%, 2016, value of $12)
12	0.01%, 12/30/2011	12
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $592, collateralized by FNMA 3.00% - 6.50%, 2021 - 2041, value of $604)
592	0.04%, 12/30/2011	592
		3,627
	Total short-term investments
	(cost $3,627)	$3,627

Total investments
(cost $1,706,299) ▲	99.5%	$1,836,398
Other assets and liabilities	0.5%	9,767
Total net assets	100.0%	$1,846,165

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 8.2% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $1,723,853 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$244,577
Unrealized Depreciation	(132,032)
Net Unrealized Appreciation	$112,545

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $34,362, which represents 1.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂

The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale.  A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	9,440	Allstar Co.	$ 9,610
06/2007	10,986	Buck Holdings L.P.	6,484

At December 31, 2011, the aggregate value of these securities was $34,362, which represents 1.9% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	Goldman Sachs	Sell	$ 30,613	$ 30,732	01/23/2012	$ 119

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Stock HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,832,771	$1,704,629	$93,780	$34,362
Short-Term Investments	3,627	—	3,627	—
Total	$1,836,398	$1,704,629	$97,407	$34,362
Foreign Currency Contracts *	119	—	119	—
Total	$119	$—	$119	$–

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2011
Assets:
Common Stocks	$24,675	$6,038	$2,015	*	$—	$9,610	$(7,976)	$—	$—	$34,362
Total	$24,675	$6,038	$2,015		$—	$9,610	$(7,976)	$—	$—	$34,362

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $2,015.

The accompanying notes are an integral part of these financial statements.

8

Hartford Stock HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,706,299)	$1,836,398
Cash	—
Unrealized appreciation on foreign currency contracts	119
Receivables:
Investment securities sold	7,404
Fund shares sold	115
Dividends and interest	3,705
Total assets	1,847,741
Liabilities:
Payables:
Fund shares redeemed	1,269
Investment management fees	192
Distribution fees	13
Accrued expenses	102
Total liabilities	1,576
Net assets	$1,846,165
Summary of Net Assets:
Capital stock and paid-in-capital	$2,674,976
Undistributed net investment income	2,536
Accumulated net realized loss	(961,561)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	130,214
Net assets	$1,846,165
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$39.95
Shares outstanding	40,422
Net assets	$1,614,788
Class IB: Net asset value per share	$39.92
Shares outstanding	5,796
Net assets	$231,377

The accompanying notes are an integral part of these financial statements.

9

Hartford Stock HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$39,228
Interest	19
Less: Foreign tax withheld	(729)
Total investment income, net	38,518

Expenses:
Investment management fees	9,719
Distribution fees - Class IB	660
Custodian fees	11
Accounting services fees	206
Board of Directors' fees	46
Audit fees	16
Other expenses	336
Total expenses (before fees paid indirectly)	10,994
Commission recapture	(21)
Custodian fee offset	—
Total fees paid indirectly	(21)
Total expenses, net	10,973
Net investment income	27,545

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	137,518
Net realized loss on foreign currency contracts	(1,974)
Net realized gain on other foreign currency transactions	198
Net Realized Gain on Investments and Foreign Currency Transactions	135,742

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(181,721)
Net unrealized depreciation of foreign currency contracts	(296)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(15)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(182,032)
Net Loss on Investments and Foreign Currency Transactions	(46,290)
Net Decrease in Net Assets Resulting from Operations	$(18,745)

The accompanying notes are an integral part of these financial statements.

10

Hartford Stock HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$27,545	$23,525
Net realized gain on investments and foreign currency transactions	135,742	186,374
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(182,032)	93,630
Net Increase (Decrease) In Net Assets Resulting From Operations	(18,745)	303,529
Distributions to Shareholders:
From net investment income
Class IA	(23,255)	(21,729)
Class IB	(2,687)	(2,570)
Total distributions	(25,942)	(24,299)
Capital Share Transactions:
Class IA
Sold	35,432	42,056
Issued on reinvestment of distributions	23,255	21,729
Redeemed	(385,103)	(380,269)
Total capital share transactions	(326,416)	(316,484)
Class IB
Sold	16,524	19,460
Issued on reinvestment of distributions	2,687	2,570
Redeemed	(82,724)	(87,497)
Total capital share transactions	(63,513)	(65,467)
Net decrease from capital share transactions	(389,929)	(381,951)
Net Decrease In Net Assets	(434,616)	(102,721)
Net Assets:
Beginning of period	2,280,781	2,383,502
End of period	$1,846,165	$2,280,781
Undistributed (distribution in excess of)
net investment income	$2,536	$655
Shares:
Class IA
Sold	862	1,143
Issued on reinvestment of distributions	588	544
Redeemed	(9,352)	(10,290)
Total share activity	(7,902)	(8,603)
Class IB
Sold	398	535
Issued on reinvestment of distributions	68	65
Redeemed	(2,005)	(2,368)
Total share activity	(1,539)	(1,768)

The accompanying notes are an integral part of these financial statements.

11

Hartford Stock HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford Stock HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in

12

which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

14

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$119	$—	$—	$—	$—	$119
Total	$—	$119	$—	$—	$—	$—	$119

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(1,974)	$—	$—	$—	$—	$(1,974)
Total	$—	$(1,974)	$—	$—	$—	$—	$(1,974)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(296)	$—	$—	$—	$—	$(296)
Total	$—	$(296)	$—	$—	$—	$—	$(296)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention

16

(or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$25,942	$24,299

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,536
Accumulated Capital and Other Losses*	(943,888)
Unrealized Appreciation†	112,541
Total Accumulated Deficit	$(828,811)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†

The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$278
Accumulated Net Realized Gain (Loss)	(278)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$205,611
2017	738,277
Total	$943,888

As of December 31, 2011, the Fund utilized $106,064 of prior year capital loss carryforwards

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-

18

day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.10%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.50%
Class IB	0.75

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the

19

Hartford Stock HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	— %	— %
Total Return Excluding Payment from Affiliate	41.53	41.18

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$887,046
Sales Proceeds Excluding U.S. Government Obligations	1,269,876

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Stock HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$ 40.98	$ 0.62	$ –	$ (1.07)	$ (0.45)	$ (0.58)	$ –	$ –	$ (0.58)	$ (1.03)	$ 39.95
IB	40.94	0.51	–	(1.06)	(0.55)	(0.47)	–	–	(0.47)	(1.02)	39.92
For the Year Ended December 31, 2010
IA	36.10	0.44	–	4.89	5.33	(0.45)	–	–	(0.45)	4.88	40.98
IB	36.06	0.35	–	4.88	5.23	(0.35)	–	–	(0.35)	4.88	40.94
For the Year Ended December 31, 2009
IA	25.86	0.48	–	10.25	10.73	(0.49)	–	–	(0.49)	10.24	36.10
IB	25.84	0.39	–	10.24	10.63	(0.41)	–	–	(0.41)	10.22	36.06
For the Year Ended December 31, 2008
IA	47.11	0.59	–	(20.79)	(20.20)	(0.81)	(0.24)	–	(1.05)	(21.25)	25.86
IB	47.00	0.50	–	(20.72)	(20.22)	(0.70)	(0.24)	–	(0.94)	(21.16)	25.84
For the Year Ended December 31, 2007
IA	52.57	0.60	–	2.43	3.03	(0.57)	(7.92)	–	(8.49)	(5.46)	47.11
IB	52.45	0.45	–	2.44	2.89	(0.42)	(7.92)	–	(8.34)	(5.45)	47.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

(1.09)%		$1,614,788	0.50%	0.50%	1.37%	43%
(1.34)		231,377	0.75	0.75	1.11	–

14.80		1,980,502	0.50	0.50	1.09	77
14.51		300,279	0.75	0.75	0.84	–

41.54	(E)	2,055,227	0.51	0.51	1.43	84
41.18	(E)	328,275	0.76	0.76	1.19	–

(43.13)		1,810,864	0.49	0.49	1.38	89
(43.27)		287,794	0.74	0.74	1.13	–

5.90		3,909,045	0.49	0.49	1.01	96
5.64		652,838	0.74	0.74	0.76	–

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Stock HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Stock HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

24

Hartford Stock HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Stock HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Stock HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$948.62	$2.46	$1,000.00	$1,022.68	$2.55	0.50%	184	365
Class IB	$1,000.00	$947.41	$3.68	$1,000.00	$1,021.42	$3.82	0.75%	184	365

28

Hartford Stock HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Stock HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with

29

Hartford Stock HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

30

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The

31

Hartford Stock HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-S11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Total Return Bond HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Total Return Bond HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Total Return Bond HLS Fund inception 08/31/1977

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11) (1) (2)

	1 Year	5 Year	10 Year
Total Return Bond IA	6.99%	5.05%	5.49%
Total Return Bond IB	6.72%	4.79%	5.23%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Total Return Bond HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Nasri Toutoungi	Joseph Portera	Christopher J. Zeppieri, CFA
Managing Director	Executive Vice President	Vice President

How did the Fund Perform?

The Class IA Shares of the Hartford Total Return Bond HLS Fund returned 6.99% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 7.84%, and outperforming the Lipper Intermediate Investment Grade Debt VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 5.73%.

Why Did the Fund perform this way?

The market and economic environment at the end of 2010 was characterized by confidence and optimism. The Federal Reserve’s (Fed) second quantitative easing program (QE2), which supported equities and risk product in the last months of 2010 provided good momentum into the first quarter of 2011. Commercial Mortgage Backed Securities (CMBS), High yield and Investment Grade Corporate spreads tightened (i.e. short and long term interest rates moved closer together) in the first couple of months of the year. The Fund had overweights (i.e. the Fund’s sector position was greater than the benchmark) in each of these sectors to begin the year which added to relative performance.

At the end of February, the Arab Spring uprisings in Tunisia and Libya sent fuel prices higher causing many economists to revise down growth expectations. Pessimism grew a little stronger in March as the Japanese Tsunami created disruptions in production chains. Yield spreads tightened in April but this event was short-lived. Spreads began to move higher in May as economic data softened.

The Fund began to reduce credit spread risk early in the summer as the outlook for the U.S. debt ceiling and the European Sovereign credit crisis darkened. Additional insurance against a severe environment was applied with the use of single issuer and index credit default swaps. The timing of this application added to the relative return as equities and credit markets soured abruptly in August through September. Despite a downgrade to the U.S. Treasury and no firm resolution to the European crisis, spreads began to retrace their widening through the fourth quarter.

Through the year, the Fund maintained credit exposure greater than that of the benchmark which is consistent with its style. Most credit subsectors produced negative excess returns over the year. Left unchanged, the Fund would have significantly underperformed the benchmark, however, well timed asset allocation shifts and profitable duration management mitigated nearly all of the Fund’s negative returns due to its higher than benchmark risk position.

What is the outlook?

The struggle to maintain economies at reasonable growth and reasonable inflation has always challenged monetary and fiscal authorities, but we believe this balancing act has become much more difficult in the last year. U.S. monetary policy is at historic accommodative levels, yet growth and inflation expectations remain muted. Meanwhile, fiscal policy has become increasingly limited due to high debt levels which have already resulted in a U.S. Treasury rating downgrade. Although earnings and economic data have improved in the fourth quarter of 2011, we are cautious to extrapolate the data into the new year. The consumption component of Gross Domestic Product (GDP) appears vulnerable as does investor confidence amidst what could be a very volatile news headline environment. We believe that policy responses or non-responses to economic slowing and sovereign credit developments will likely have consequences of their own. Our base case is for slightly slower than consensus growth in the U.S. but the tails of both higher inflation and economic contraction remain fat.

The U.S. Treasury curve is likely to remain in a narrow range. Interest rates, at current historically low levels, are arguably more reflective of growth challenges than most risk products. We expect only a modest rally should economic or equity market conditions deteriorate. We feel inflation breakevens in five year Treasury Inflation Protected Securities (TIPS), at 1.7%, are attractive at well below Consumer Price Index (CPI) trend and should perform well in most scenarios.

Agency mortgage option adjusted spreads are attractive. We expect to remain overweight the product as a means of remaining defensive and enhancing portfolio yield in the first quarter of 2012. Interest rates and the speed of mortgage prepayments are expected to remain fairly stable and the supply and demand picture appears to favor the sector.

CMBS had a strong fourth quarter. The product has benefited from favorable supply and demand with limited new production and light dealer inventories. We will look for opportunities to reduce exposure in the sector by moving up in capital structure and quality.

3

Hartford Total Return Bond HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

We believe Investment Grade corporate bonds are currently priced for economic headwinds but our position remains cautious. Financials will be particularly susceptible to European sovereign debt contagion and we are carefully selecting our exposure only slightly higher than benchmark. We will look for opportunities to add to select Investment Grade corporate bonds in the new issue market and on market dips.

High Yield bonds rebounded nicely in the fourth quarter but further spread contraction appears limited. We have started the new year reducing exposure to this sector due to the vulnerability to weaker valuations due to potential negative macroeconomic events.

We believe Emerging Markets bond spreads will remain well correlated with other risk sectors but will likely experience greater widening in a more severe global slowdown due to lesser demand for natural resources and financial ties with European banks.

On November 21, 2011, the Board of Directors of the Hartford Series Fund, Inc. (the “Company”) approved a change of subadviser for the Fund, a series of the Company, from Hartford Investment Management Company to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HL Investment Advisors, LLC and Wellington Management. The change in the Fund’s subadviser and the implementation of the new sub-advisory agreement are expected to occur during the first quarter of 2012.

Distribution by Credit Quality
as of December 31, 2011
Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.4
Aa / AA	4.1
A	11.0
Baa / BBB	21.3
Ba / BB	2.7
B	2 8
Caa / CCC or Lower	2.4
Unrated	0.5
U.S. Government Agencies and Securities	53.2
Non Debt Securities and Other Short-Term Instruments	2.8
Other Assets & Liabilities	(4.2)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Security Type
as of December 31, 2011
Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	6.6%
Call Options Purchased	0.4
Corporate Bonds	38.6
Foreign Government Obligations	0.9
Municipal Bonds	1.4
Preferred Stocks	0.1
Put Options Purchased	0.1
Senior Floating Rate Interests	0.7
U.S. Government Agencies	38.8
U.S. Government Securities	13.6
Short-Term Investments	3.0
Other Assets and Liabilities	(4.2)
Total	100.0%

4

Diversification by Industry
as of December 31, 2011
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.2%
Administrative Waste Management and Remediation	0.2
Agriculture, Forestry, Fishing and Hunting	0.0
Air Transportation	0.0
Apparel Manufacturing	0.0
Arts, Entertainment and Recreation	1.9
Beverage and Tobacco Product Manufacturing	0.7
Chemical Manufacturing	1.6
Computer and Electronic Product Manufacturing	0.3
Construction	0.4
Educational Services	0.0
Electrical Equipment and Appliance Manufacturing	0.3
Fabricated Metal Product Manufacturing	0.0
Finance and Insurance	20.8
Food Manufacturing	0.5
Food Services	0.1
Health Care and Social Assistance	1.6
Higher Education (Univ., Dorms, etc.)	0.3
Information	3.5
Machinery Manufacturing	0.2
Mining	1.4
Miscellaneous	0.3
Miscellaneous Manufacturing	0.9
Motor Vehicle and Parts Manufacturing	0.4
Paper Manufacturing	0.1
Petroleum and Coal Products Manufacturing	4.1
Pipeline Transportation	0.5
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	1.0
Printing and Related Support Activities	0.1
Professional, Scientific and Technical Services	0.5
Rail Transportation	0.4
Real Estate and Rental and Leasing	0.3
Retail Trade	1.2
Soap, Cleaning Compound, and Toilet Manufacturing	0.0
Tax Allocation	0.4
Textile Product Mills	0.0
Transit and Ground Passenger Transportation	0.0
Utilities	2.4
Utilities - Electric	0.2
Utilities - Water and Sewer	0.2
Water Transportation	0.1
Wholesale Trade	0.1
Total	47.3%
Equity Securities
Automobiles & Components	0.0
Banks	0.1
Total	0.1%
Call Options Purchased	0.4
Foreign Government Obligations	0.9
Put Options Purchased	0.1
U.S. Government Agencies	38.8
U.S. Government Securities	13.6
Short-Term Investments	3.0
Other Assets and Liabilities	(4.2)
Total	100.0%

5

Hartford Total Return Bond HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.6%
	Finance and Insurance - 6.6%
	Ally Automotive Receivables Trust
$1,900	3.00%, 10/15/2015 ■	$1,937
5,675	3.38%, 09/15/2017 ■	5,897
5,650	3.61%, 08/15/2016 ■	5,861
	Banc of America Commercial Mortgage, Inc.
2,595	5.80%, 06/10/2049 Δ	2,783
	Banc of America Large Loan
7,726	5.33%, 12/16/2043 ■	7,039
6,370	5.80%, 06/15/2049 ■Δ	6,374
	Bank of America Automotive Trust
6,700	3.03%, 10/15/2016 ■	6,811
	Bear Stearns Commercial Mortgage Securities, Inc.
70,075	15.00%, 11/11/2041 - 07/11/2042 ⌂►	481
	CFCRE Commercial Mortgage Trust
31,459	4.24%, 04/15/2044 ■►	2,027
	Chase Issuance Trust
6,920	5.12%, 10/15/2014	7,163
	Citibank Credit Card Issuance Trust
8,955	6.30%, 06/20/2014	9,170
	Citigroup Commercial Mortgage Trust
3,160	5.92%, 03/15/2049 Δ	2,313
	CNH Equipment Trust
6,322	2.55%, 11/17/2014 ○	6,318
3,075	2.97%, 05/15/2017	3,159
	Commercial Mortgage Pass-Through Certificates
2,270	4.31%, 12/10/2012 ■†	2,264
1,395	4.76%, 12/10/2012 ■†	1,385
28,970	5.30%, 07/10/2046 ■►	2,776
3,200	5.61%, 06/09/2028 ■	3,215
1,370	5.95%, 06/09/2028 ■	1,369
31,818	8.25%, 10/01/2020 ■►	1,348
	Countrywide Home Loans, Inc.
23,770	6.00%, 10/25/2037 ⌂	21,703
	Credit-Based Asset Servicing and Securitization
2,172	0.56%, 05/25/2036 ■Δ	1,797
	Crest Clarendon Street
3,895	1.05%, 12/28/2017 ■Δ	3,790
	Cwcapital Cobalt
6,500	5.53%, 04/15/2047	5,385
	DBUBS Mortgage Trust
5,155	4.54%, 05/12/2021 ■	5,172
27,235	4.89%, 01/01/2021 ■►	1,561
32,933	6.65%, 02/01/2021 ■►	507
	Ford Credit Automotive Owner Trust
4,600	2.54%, 02/15/2016	4,733
3,680	3.21%, 07/15/2017	3,709
1,730	5.53%, 05/15/2016 ■	1,844
	Ford Credit Floorplan Master Owner Trust
6,225	1.50%, 09/15/2015	6,235
	FREMF Mortgage Trust
5,915	4.35%, 01/25/2046 ■Δ	4,992
5,190	4.75%, 11/25/2046 ■Δ	4,390
	GE Business Loan Trust
7,267	1.28%, 05/15/2034 ■Δ	2,574
	GE Capital Credit Card Master Note Trust
3,565	3.69%, 07/15/2015	3,621
	GMAC Mortgage Servicer Advance Funding
12,085	3.72%, 03/15/2023 ■	12,055
	Goldman Sachs Mortgage Securities Corp. II
4,347	5.56%, 11/10/2039	4,772
45,385	6.00%, 08/10/2020 ■►	3,879
	Harley-Davidson Motorcycle Trust
4,180	2.12%, 08/15/2017	4,189
	Hyundai Automotive Receivables Trust
6,710	2.27%, 02/15/2017	6,860
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 ⌂†	1,412
	JP Morgan Chase Commercial Mortgage Securities Corp.
366,069	0.22%, 08/12/2037 ►	63
48,049	4.14%, 05/15/2021 ■►	3,581
50,046	4.84%, 02/15/2021 ■►	3,175
3,840	5.14%, 11/13/2016 ■Δ	3,878
1,510	5.34%, 05/15/2047	1,445
4,380	5.42%, 01/15/2049	4,735
3,090	5.44%, 06/12/2047 Δ	3,312
4,315	5.88%, 02/15/2051 Δ	4,687
16,715	6.00%, 09/15/2020 ■►	1,604
15,315	10.00%, 10/15/2020 ■►	575
322,444	15.00%, 05/12/2045 ►	2,618
	Lehman Brothers Small Balance Commercial
2,608	5.52%, 09/25/2030 ■	2,144
935	5.62%, 09/25/2036 ■	875
	Merrill Lynch Mortgage Trust
31,293	3.96%, 10/12/2041 ⌂■►	97
	Merrill Lynch/Countrywide Commercial Mortgage Trust
4,377	5.38%, 08/12/2048	4,528
	Morgan Stanley Capital I
103,275	4.39%, 09/15/2047 ■►	4,028
2,202	5.78%, 04/12/2049 Δ	2,249
	Morgan Stanley Dean Witter Capital I
15,286	0.00%, 08/25/2032 ⌂►†∞	–
	Morgan Stanley Re-Remic Trust
6,970	6.46%, 07/17/2056 ■	5,855
	National Credit Union Administration
5,453	1.84%, 10/07/2020 Δ	5,487
	Nationstar Home Equity Loan Trust
211	0.00%, 03/25/2037 ⌂■●†	–
	RBSCF Trust
7,205	5.51%, 04/16/2047 ■Δ	6,888
	Renaissance Home Equity Loan Trust
3,566	5.36%, 05/25/2035	1,656
2,676	5.58%, 11/25/2036 Δ	1,507
	Residential Funding Mortgage Securities, Inc.
2,089	6.00%, 07/25/2037 ⌂	1,644
	Sovereign Commercial Mortgage Securities
3,815	5.97%, 07/22/2030 ■Δ	3,903

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.6% - (continued)
	Finance and Insurance - 6.6% - (continued)
	Wachovia Bank Commercial Mortgage Trust
$5,740	5.59%, 04/15/2047	$4,604
	Wamu Commercial Mortgage Securities Trust
7,170	6.31%, 03/23/2045 ■ΔΨ	3,907
	Wells Fargo Alternative Loan Trust
8,925	6.25%, 11/25/2037 ⌂	6,899
	Wells Fargo Commercial Mortgage Trust
3,041	5.28%, 10/15/2020 ■	3,062
	WF-RBS Commercial Mortgage Trust
5,505	4.90%, 06/15/2044 ■	6,090
2,045	5.64%, 11/15/2044 ■	2,003
37,074	6.02%, 11/15/2044 ■►	4,415
		286,384

	Total asset & commercial mortgage backed securities
	(cost $299,051)	$286,384

CORPORATE BONDS - 38.6%
	Accommodation and Food Services - 0.2%
	Marina District Finance Co., Inc.
$1,240	9.50%, 10/15/2015	$1,159
	MGM Mirage, Inc.
4,172	11.13%, 11/15/2017	4,756
	MGM Resorts International
2,188	11.38%, 03/01/2018	2,407
	Wynn Las Vegas LLC
1,060	7.75%, 08/15/2020	1,177
		9,499
	Administrative Waste Management and Remediation - 0.2%
	Brambles USA, Inc.
5,478	3.95%, 04/01/2015 ■	5,665
	Energy Solutions, Inc. LLC
1,185	10.75%, 08/15/2018	1,110
	Iron Mountain, Inc.
1,215	7.75%, 10/01/2019	1,283
	TransUnion LLC
875	11.38%, 06/15/2018	1,000
		9,058
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	American Seafood Group LLC
945	10.75%, 05/15/2016 ■	841

	Air Transportation - 0.0%
	United Air Lines, Inc.
1,150	9.88%, 08/01/2013 ■	1,176

	Apparel Manufacturing - 0.0%
	Quiksilver, Inc.
1,495	6.88%, 04/15/2015	1,388

	Arts, Entertainment and Recreation - 1.9%
	CCO Holdings LLC
275	7.38%, 06/01/2020	290
	Cenveo, Inc.
1,600	8.88%, 02/01/2018	1,396
	Cequel Communication LLC
1,031	8.63%, 11/15/2017 ■	1,093
	Clubcorp Club Operations, Inc.
1,513	10.00%, 12/01/2018	1,452
	Comcast Corp.
100	10.63%, 07/15/2012	104
	DirecTV Holdings LLC
4,200	5.00%, 03/01/2021	4,495
8,570	7.63%, 05/15/2016	9,095
	Downstream Development Authority
1,026	10.50%, 07/01/2019 ■	970
	FireKeepers Development Authority
439	13.88%, 05/01/2015 ■	498
	First Data Corp.
2,007	10.55%, 09/24/2015 Þ	1,914
	Globo Comunicacao e Participacoes S.A
2,660	6.25%, 07/20/2015 §♠	2,786
	Knight Ridder, Inc.
5,503	6.88%, 03/15/2029	2,751
	McClatchy Co.
1,639	11.50%, 02/15/2017	1,586
	NAI Entertainment Holdings LLC
813	8.25%, 12/15/2017 ■	860
	NBC Universal Media LLC
3,745	3.65%, 04/30/2015	3,953
6,700	4.38%, 04/01/2021	7,071
4,665	5.15%, 04/30/2020	5,194
	News America, Inc.
7,955	4.50%, 02/15/2021	8,341
	Time Warner Entertainment Co., L.P.
8,175	8.38%, 07/15/2033	10,715
	Time Warner, Inc.
1,505	4.00%, 01/15/2022	1,552
7,665	6.25%, 03/29/2041	9,190
	TL Acquisitions, Inc.
2,755	10.50%, 01/15/2015 ■	1,977
	UPC Germany GMBH
696	8.13%, 12/01/2017 ■	735
	Virgin Media Finance plc
1,080	9.50%, 08/15/2016	1,212
	XM Satellite Radio, Inc.
1,830	7.63%, 11/01/2018 ■	1,922
2,151	13.00%, 08/01/2013 ■	2,441
		83,593
	Beverage and Tobacco Product Manufacturing - 0.7%
	Altria Group, Inc.
4,440	10.20%, 02/06/2039	6,909
	Anheuser-Busch Cos., Inc.
4,830	5.05%, 10/15/2016	5,501
	Anheuser-Busch InBev N.V
8,890	7.75%, 01/15/2019	11,514
	Coca-Cola Co.
5,720	3.30%, 09/01/2021	6,024
		29,948
	Chemical Manufacturing - 1.6%
	Dow Chemical Co.
17,745	8.55%, 05/15/2019	23,216

The accompanying notes are an integral part of these financial statements.

7

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 38.6% - (continued)
	Chemical Manufacturing - 1.6% - (continued)
	Ecolab, Inc.
$2,290	2.38%, 12/08/2014	$2,335
12,850	3.00%, 12/08/2016	13,292
3,980	4.35%, 12/08/2021	4,250
2,660	5.50%, 12/08/2041	2,948
	Ferro Corp.
1,790	7.88%, 08/15/2018	1,799
	Hexion Specialty Chemicals
1,595	8.88%, 02/01/2018	1,495
	Incitec Pivot Finance LLC
9,460	6.00%, 12/10/2019 ■	10,336
	Ineos Group Holdings plc
1,841	8.50%, 02/15/2016 ■	1,464
	Yara International ASA
5,445	7.88%, 06/11/2019 ■	6,683
		67,818
	Computer and Electronic Product Manufacturing - 0.3%
	Advanced Micro Devices, Inc.
1,070	8.13%, 12/15/2017	1,110
	Hewlett-Packard Co.
7,860	2.35%, 03/15/2015	7,822
	Magnachip Semiconductor
870	10.50%, 04/15/2018	905
	Nextel Communications, Inc.
1,060	7.38%, 08/01/2015	970
	Seagate HDD Cayman
1,115	7.75%, 12/15/2018 ■	1,186
	Sorenson Communications
2,006	10.50%, 02/01/2015 ■	1,384
	Viasystems, Inc.
1,175	12.00%, 01/15/2015 ■	1,259
		14,636
	Construction - 0.4%
	CRH America, Inc.
3,590	5.30%, 10/15/2013	3,728
	D.R. Horton, Inc.
1,245	6.50%, 04/15/2016	1,290
	Odebrecht Finance Ltd.
9,340	7.00%, 04/21/2020 §	9,994
	Pulte Homes, Inc.
800	7.88%, 06/15/2032	644
	Shea Homes L.P.
1,373	8.63%, 05/15/2019 ■	1,284
	Urbi Desarrollos Urbanos
1,500	9.50%, 01/21/2020 §	1,515
		18,455
	Educational Services - 0.0%
	Laureate Education, Inc.
830	10.00%, 08/15/2015 ■	847

	Electrical Equipment and Appliance Manufacturing - 0.3%
	General Electric Co.
10,740	5.00%, 02/01/2013	11,192

	Fabricated Metal Product Manufacturing - 0.0%
	BWAY Holding Co.
815	10.00%, 06/15/2018	868

	Finance and Insurance - 13.9%
	Aetna, Inc.
5,755	4.13%, 06/01/2021	6,007
	Ally Financial, Inc.
1,255	7.50%, 09/15/2020	1,268
1,210	8.30%, 02/12/2015	1,277
	American Express Centurion Bank
3,337	5.95%, 06/12/2017	3,750
	American Express Co.
8,385	5.50%, 04/16/2013	8,764
8,587	5.55%, 10/17/2012	8,874
	American International Group, Inc.
2,593	3.65%, 01/15/2014	2,518
	Americo Life, Inc.
75	7.88%, 05/01/2013 ⌂■	76
	Asciano Finance Ltd.
2,936	3.13%, 09/23/2015 ■	2,839
3,698	5.00%, 04/07/2018 ■	3,708
	BAE Systems Holdings, Inc.
4,154	5.20%, 08/15/2015 ■	4,466
	Bank of America Capital II
2,610	8.00%, 12/15/2026	2,349
	Bank of America Corp.
13,800	5.65%, 05/01/2018	13,148
8,665	5.75%, 12/01/2017	8,184
20,395	6.50%, 08/01/2016	20,539
	Bank of New York Institutional Capital Trust
200	7.78%, 12/01/2026 ■	203
	BP Capital Markets plc
11,820	2.25%, 11/01/2016	11,895
	Capital One Financial Corp.
5,224	2.13%, 07/15/2014	5,157
3,740	3.15%, 07/15/2016	3,756
	CDP Financial, Inc.
10,860	3.00%, 11/25/2014 ■	11,293
	Cigna Corp.
10,196	2.75%, 11/15/2016	10,174
	CIT Group, Inc.
1,175	6.63%, 04/01/2018 ■	1,216
5,503	7.00%, 05/01/2017	5,503
	Citigroup, Inc.
10,185	2.13%, 04/30/2012 ‡	10,253
33,951	4.59%, 12/15/2015	34,168
8,887	6.38%, 08/12/2014	9,327
4,839	8.50%, 05/22/2019	5,696
	CNA Financial Corp.
4,492	5.75%, 08/15/2021	4,584
	CNL Lifestyle Properties
1,594	7.25%, 04/15/2019	1,474
	Corpoacion Andina De Fomento
10,160	3.75%, 01/15/2016	10,317
	Discover Financial Services, Inc.
5,970	10.25%, 07/15/2019	7,277
	Ford Motor Credit Co.
6,545	6.63%, 08/15/2017	7,125
1,590	12.00%, 05/15/2015	1,948
	General Electric Capital Corp.
10,479	4.38%, 09/16/2020	10,708
10,990	5.63%, 05/01/2018	12,309

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 38.6% - (continued)
	Finance and Insurance - 13.9% - (continued)
	GMAC LLC
$985	8.00%, 11/01/2031	$951
	Goldman Sachs Group, Inc.
14,511	3.63%, 02/07/2016	14,021
2,437	6.00%, 06/15/2020	2,496
	Guardian Life Insurance Co.
6,291	7.38%, 09/30/2039 ■	8,008
	HCP, Inc.
5,284	3.75%, 02/01/2016	5,376
	Health Care REIT, Inc.
4,802	3.63%, 03/15/2016	4,726
	Hub International Holdings, Inc.
1,212	10.25%, 06/15/2015 ■	1,203
	Ineos Finance plc
1,780	9.00%, 05/15/2015 ■	1,807
	JP Morgan Chase & Co.
25,695	3.15%, 07/05/2016 ‡	25,815
12,145	4.35%, 08/15/2021	12,265
13,196	4.75%, 03/01/2015 ‡	14,035
6,375	6.00%, 01/15/2018	7,112
	JP Morgan Chase Capital XXV
4,288	6.80%, 10/01/2037	4,304
	Liberty Mutual Group, Inc.
1,425	10.75%, 06/15/2058 ■	1,788
	Lloyds Banking Group plc
15,635	4.38%, 01/12/2015 ■	15,051
	Massachusetts Mutual Life Insurance Co.
2,993	8.88%, 06/01/2039 ■	4,378
	Merrill Lynch & Co., Inc.
12,775	6.05%, 05/16/2016	12,041
	MetLife Global Funding I
6,515	0.80%, 03/15/2012 ■Δ	6,511
3,400	5.13%, 06/10/2014 ■	3,661
	Morgan Stanley
15,305	3.80%, 04/29/2016	14,101
4,302	5.75%, 10/18/2016	4,190
19,962	6.25%, 08/28/2017	19,536
	Myriad International Holdings B.V
3,900	6.38%, 07/28/2017 ■	4,153
	Nationwide Financial Services, Inc.
4,280	5.38%, 03/25/2021 ■	4,204
	Nationwide Mutual Insurance Co.
6,425	9.38%, 08/15/2039 ■	7,764
	New York Life Global Funding
12,295	3.00%, 05/04/2015 ■	12,877
	Offshore Group Investments Ltd.
954	11.50%, 08/01/2015	1,031
	Ohio National Financial Services, Inc.
6,672	6.38%, 04/30/2020 ■	7,256
	Penson Worldwide, Inc.
2,211	12.50%, 05/15/2017 ■	1,327
	PNC Bank NA
2,235	6.00%, 12/07/2017	2,483
2,924	6.88%, 04/01/2018	3,316
	Progressive Corp.
4,675	3.75%, 08/23/2021	4,858
	Provident Funding Associates L.P.
1,031	10.13%, 02/15/2019 ■	794
1,901	10.25%, 04/15/2017 ■	1,773
	Prudential Financial, Inc.
8,810	3.00%, 05/12/2016	8,778
	Prudential Holdings LLC
200	7.25%, 12/18/2023 ■	226
	Rabobank Netherlands
4,513	11.00%, 06/30/2019 ■♠	5,280
	Santander Holdings USA
3,006	4.63%, 04/19/2016	2,887
	Santander U.S. Debt S.A
10,100	3.72%, 01/20/2015 ■	9,171
	SLM Corp.
6,630	6.25%, 01/25/2016	6,448
	Springleaf Finance Corp.
5,440	6.90%, 12/15/2017	3,917
	Standard Chartered plc
3,752	3.20%, 05/12/2016 ■	3,671
	State Street Bank & Trust Co.
3,935	5.25%, 10/15/2018	4,379
	State Street Corp.
7,610	4.96%, 03/15/2018	7,910
	Teachers Insurance & Annuity Association
6,248	6.85%, 12/16/2039 ■	8,019
	Tomkins, Inc. LLC
920	9.00%, 10/01/2018	1,020
	UBS AG Stamford CT
4,535	2.25%, 01/28/2014	4,413
	Union Bank NA
11,235	3.00%, 06/06/2016	11,427
	UPCB Finance III Ltd.
1,084	6.63%, 07/01/2020 ■	1,068
	VTB Capital S.A
2,200	6.55%, 10/13/2020 ■	2,060
	Wells Fargo Bank NA
8,015	0.67%, 05/16/2016 Δ	7,046
12,775	4.75%, 02/09/2015	13,328
	Xstrata Finance Canada Corp.
6,375	3.60%, 01/15/2017 ■	6,428
5,075	4.95%, 11/15/2021 ■	5,185
	ZFS Finance USA Trust I
3,193	6.50%, 05/09/2037 ■Δ	2,874
		602,897
	Food Manufacturing - 0.5%
	JBS USA LLC
1,058	7.25%, 06/01/2021 ■	987
	Kraft Foods, Inc.
2,420	4.13%, 02/09/2016	2,627
	Sigma Alimentos S.A
5,600	5.63%, 04/14/2018 §	5,712
	Wrigley Jr., William Co.
10,070	3.70%, 06/30/2014 ■	10,381
		19,707
	Food Services - 0.1%
	Arcos Dorados S.A
3,297	7.50%, 10/01/2019 ■	3,643
	Landry's Restaurants, Inc.
1,950	11.63%, 12/01/2015	2,053
		5,696
	Health Care and Social Assistance - 1.6%
	Amerigroup Corp.
1,006	7.50%, 11/15/2019	1,036

The accompanying notes are an integral part of these financial statements.

9

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 38.6% - (continued)
	Health Care and Social Assistance - 1.6% - (continued)
	Aristotle Holding, Inc.
$8,840	3.50%, 11/15/2016 ■	$9,003
	Aurora Diagnostic Holdings
1,121	10.75%, 01/15/2018	1,115
	Biomet, Inc.
1,140	10.38%, 10/15/2017 Þ	1,234
	CVS Caremark Corp.
9,183	8.35%, 07/10/2031 ■	11,239
	Examworks Group, Inc.
922	9.00%, 07/15/2019 ■	835
	Gilead Sciences, Inc.
2,229	2.40%, 12/01/2014	2,269
10,146	3.05%, 12/01/2016	10,384
7,210	4.40%, 12/01/2021	7,633
	HCA, Inc.
5,147	7.50%, 11/15/2095	3,963
1,140	8.50%, 04/15/2019	1,248
	Health Management Associates, Inc.
794	7.38%, 01/15/2020 ■	826
	LifePoint Hospitals, Inc.
1,085	6.63%, 10/01/2020	1,124
	Partners Healthcare Systems
2,815	3.44%, 07/01/2021	2,839
	Tenet Healthcare Corp.
1,014	6.25%, 11/01/2018 ■	1,032
	Teva Pharmaceutical Finance IV B.V
5,265	3.65%, 11/10/2021	5,355
	Teva Pharmaceuticals Finance
5,265	2.40%, 11/10/2016	5,355
	Valeant Pharmaceuticals International
1,280	7.25%, 07/15/2022 ■	1,242
		67,732
	Information - 3.4%
	AT&T, Inc.
6,455	2.40%, 08/15/2016	6,586
15,520	5.35%, 09/01/2040	17,458
	Cellco Partnership - Verizon Wireless Capital LLC
7,280	8.50%, 11/15/2018	9,826
	Charter Communications Holdings II LLC
954	13.50%, 11/30/2016	1,102
	Clearwire Corp.
2,489	12.00%, 12/01/2015 ■	2,383
	CSC Holdings LLC
768	6.75%, 11/15/2021 ■	808
	Deutsche Telekom International Finance B.V
13,315	3.13%, 04/11/2016 ■	13,414
	DISH DBS Corp.
1,980	7.88%, 09/01/2019	2,237
	Evertec, Inc.
1,115	11.00%, 10/01/2018	1,137
	Frontier Communications Corp.
1,055	7.88%, 01/15/2027	897
	GTE Corp.
165	8.75%, 11/01/2021	231
	GXS Worldwide, Inc.
1,109	9.75%, 06/15/2015	1,026
	iGate Corp.
1,127	9.00%, 05/01/2016 ■	1,164
	Intelsat Bermuda Ltd.
1,255	11.50%, 02/04/2017 Þ	1,211
	Intelsat Jackson Holdings Ltd.
2,665	8.50%, 11/01/2019	2,825
	Kabel Baden Wurttemberg GMBH & Co.
1,269	7.50%, 03/15/2019 ■	1,332
	Level 3 Financing, Inc.
2,359	10.00%, 02/01/2018	2,501
	MTS International Funding Ltd.
2,060	8.63%, 06/22/2020 ■	2,212
	Paetec Holding Corp.
698	9.88%, 12/01/2018	768
	Qwest Corp.
4,835	7.20%, 11/10/2026	4,824
3,656	7.25%, 10/15/2035	3,646
	Rogers Cable, Inc.
2,920	8.75%, 05/01/2032	3,956
	Sprint Nextel Corp.
1,306	9.00%, 11/15/2018 ■	1,371
1,575	11.50%, 11/15/2021 ■	1,559
	TCI Communications, Inc.
4,025	8.75%, 08/01/2015	4,890
	Telecom Italia Capital
5,000	7.18%, 06/18/2019	4,686
214	7.72%, 06/04/2038	182
	Telefonica Emisiones SAU
11,220	3.99%, 02/16/2016	10,788
5,295	4.95%, 01/15/2015	5,267
	Trilogy International Partners LLC
1,979	10.25%, 08/15/2016 ■	1,811
	Verizon Communications, Inc.
11,240	3.50%, 11/01/2021	11,702
5,315	4.75%, 11/01/2041	5,720
	Verizon Maryland, Inc.
1,500	8.30%, 08/01/2031	1,851
	Verizon Virginia, Inc.
13,805	4.63%, 03/15/2013	14,373
	Videotron Ltee
915	9.13%, 04/15/2018	1,008
	Windstream Corp.
1,625	7.50%, 04/01/2023	1,605
		148,357
	Machinery Manufacturing - 0.2%
	Baker Hughes, Inc.
4,700	3.20%, 08/15/2021 ■	4,856
	Case New Holland, Inc.
1,336	7.88%, 12/01/2017	1,510
	Joy Global, Inc.
1,520	5.13%, 10/15/2021	1,622
		7,988
	Mining - 1.4%
	Anglo American Capital plc
16,188	9.38%, 04/08/2014 - 04/08/2019 ■	18,755
	Arch Coal, Inc.
705	7.25%, 06/15/2021 ■	724

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 38.6% - (continued)
	Mining - 1.4% - (continued)
	Cliff's Natural Resources, Inc.
$4,065	4.80%, 10/01/2020	$4,032
6,135	5.90%, 03/15/2020	6,539
	FMG Resources Pty Ltd.
1,299	7.00%, 11/01/2015 ■	1,312
691	8.25%, 11/01/2019 ■	703
	Peabody Energy Corp.
1,370	6.00%, 11/15/2018 ■	1,398
	Rio Tinto Finance USA Ltd.
4,965	9.00%, 05/01/2019	6,776
	Southern Copper Corp.
4,200	6.75%, 04/16/2040	4,203
	Taseko Mines Ltd.
974	7.75%, 04/15/2019	879
	Teck Resources Ltd.
7,515	10.75%, 05/15/2019	9,168
	Vale Overseas Ltd.
6,460	6.25%, 01/23/2017	7,280
		61,769
	Miscellaneous Manufacturing - 0.9%
	BE Aerospace, Inc.
929	6.88%, 10/01/2020	1,013
	Meccanica Holdings USA, Inc.
10,489	6.25%, 07/15/2019 - 01/15/2040 ■	7,743
	Reynolds Group Issuer, Inc.
830	7.88%, 08/15/2019 ■	867
1,525	9.00%, 04/15/2019 ■	1,449
	Textron, Inc.
5,175	4.63%, 09/21/2016	5,304
	Tyco Electronics Group S.A
5,292	4.88%, 01/15/2021	5,689
6,787	6.55%, 10/01/2017	7,840
	Tyco International Ltd.
7,791	8.50%, 01/15/2019	10,035
		39,940
	Motor Vehicle and Parts Manufacturing - 0.2%
	Chrysler Group
1,525	8.25%, 06/15/2021 ■	1,388
	Daimler Finance NA LLC
5,070	2.63%, 09/15/2016 ■	5,040
	Ford Motor Co.
1,380	7.50%, 08/01/2026	1,466
	TRW Automotive, Inc.
1,445	3.50%, 12/01/2015	1,947
		9,841
	Paper Manufacturing - 0.1%
	Mercer International, Inc.
1,510	9.50%, 12/01/2017	1,544
	Sappi Papier Holding, Inc.
784	6.63%, 04/15/2021 ■	672
	Westvaco Corp.
1,342	8.20%, 01/15/2030	1,526
		3,742
	Petroleum and Coal Products Manufacturing - 4.1%
	AGL Capital Corp.
3,155	5.88%, 03/15/2041	3,732
	Alpha Natural Resources, Inc.
1,161	6.00%, 06/01/2019	1,126
	Anadarko Petroleum Corp.
3,565	6.38%, 09/15/2017	4,132
	Bill Barrett Corp.
424	7.63%, 10/01/2019	443
635	9.88%, 07/15/2016	699
	Chaparral Energy, Inc.
1,225	9.88%, 10/01/2020	1,323
	Chesapeake Energy Corp.
968	6.88%, 08/15/2018	1,036
	Concho Resources, Inc.
1,015	7.00%, 01/15/2021	1,090
	Consumers Energy Co.
4,000	5.15%, 02/15/2017	4,539
4,620	6.70%, 09/15/2019	5,851
	Ecopetrol S.A
950	7.63%, 07/23/2019	1,145
	Ensco plc
5,590	4.70%, 03/15/2021	5,821
	EV Energy Partners Finance
1,055	8.00%, 04/15/2019	1,073
	Gazprom International S.A
4,400	4.95%, 05/23/2016 ■	4,406
	Headwaters, Inc.
975	7.63%, 04/01/2019	863
	Key Energy Services, Inc.
1,414	6.75%, 03/01/2021	1,414
	Marathon Petroleum Corp.
6,255	5.13%, 03/01/2021	6,534
9,410	6.50%, 03/01/2041	10,664
	Nabors Industries, Inc.
2,755	5.00%, 09/15/2020	2,809
7,183	9.25%, 01/15/2019	9,035
	Newfield Exploration Co.
613	5.75%, 01/30/2022	662
	Noble Energy, Inc.
7,533	4.15%, 12/15/2021	7,793
5,670	6.00%, 03/01/2041	6,560
	Pemex Project Funding Master Trust
6,205	6.63%, 06/15/2035	7,035
	Petrobras International Finance Co.
4,120	3.88%, 01/27/2016	4,245
11,675	5.75%, 01/20/2020	12,494
	Plains Exploration & Production Co.
515	6.75%, 02/01/2022	539
	Regency Energy Partners L.P.
1,440	9.38%, 06/01/2016	1,584
	Rosetta Resources, Inc.
1,045	9.50%, 04/15/2018	1,129
	Rowan Cos., Inc.
5,548	7.88%, 08/01/2019	6,504
	Sandridge Energy, Inc.
865	8.75%, 01/15/2020	893
	Schlumberger Ltd.
5,745	3.30%, 09/14/2021 ■	5,902
	Sempra Energy
5,218	6.50%, 06/01/2016	6,087
9,495	9.80%, 02/15/2019	12,823
	Talisman Energy, Inc.
2,910	7.75%, 06/01/2019	3,588

The accompanying notes are an integral part of these financial statements.

11

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 38.6% - (continued)
	Petroleum and Coal Products Manufacturing - 4.1% - (continued)
	Transocean, Inc.
$11,630	1.50%, 12/15/2037 ۞	$11,427
4,375	6.38%, 12/15/2021	4,650
	Valero Energy Corp.
9,686	9.38%, 03/15/2019	12,421
	Venoco, Inc.
1,005	8.88%, 02/15/2019	905
	Western Refining, Inc.
897	11.25%, 06/15/2017 ■	1,020
	WPX Energy, Inc.
1,360	6.00%, 01/15/2022 ■	1,392
		177,388
	Pipeline Transportation - 0.5%
	Chesapeake Midstream Partners
1,275	5.88%, 04/15/2021 ■	1,275
	DCP Midstream LLC
2,495	4.75%, 09/30/2021 ■	2,579
3,318	5.35%, 03/15/2020 ■	3,551
	Dynegy Holdings, Inc.
3,920	0.00%, 06/01/2019 Ω	2,568
	Eagle Rock Energy Partners L.P.
1,259	8.38%, 06/01/2019 ■	1,259
	El Paso Corp.
1,602	7.80%, 08/01/2031	1,846
	Energy Transfer Equity L.P.
1,077	7.50%, 10/15/2020	1,177
	TransCanada Pipelines Ltd.
5,616	7.25%, 08/15/2038	7,762
		22,017
	Plastics and Rubber Products Manufacturing - 0.1%
	Plastipak Holdings, Inc.
1,000	10.63%, 08/15/2019 ■	1,105
	Sealed Air Corp.
227	8.13%, 09/15/2019 ■	249
366	8.38%, 09/15/2021 ■	404
	Titan International, Inc.
772	7.88%, 10/01/2017	803
		2,561
	Primary Metal Manufacturing - 1.0%
	Alcoa, Inc.
12,065	6.15%, 08/15/2020	12,535
	Aleris International, Inc.
930	7.63%, 02/15/2018	907
	ArcelorMittal
6,025	9.00%, 02/15/2015	6,661
17,925	9.85%, 06/01/2019	19,937
	Novelis, Inc.
946	8.38%, 12/15/2017	1,005
		41,045
	Printing and Related Support Activities - 0.1%
	Harland Clarke Holdings Corp.
1,885	9.50%, 05/15/2015	1,376
	Sheridan (The) Group, Inc.
1,583	12.50%, 04/15/2014	1,425
		2,801
	Professional, Scientific and Technical Services - 0.5%
	Affinion Group, Inc.
10,324	11.50%, 10/15/2015	9,008
3,639	11.63%, 11/15/2015	3,021
	Global Geophysical Services, Inc.
978	10.50%, 05/01/2017	919
	IBM Corp.
7,995	1.95%, 07/22/2016	8,228
		21,176
	Rail Transportation - 0.4%
	Canadian Pacific Railway Co.
5,915	4.50%, 01/15/2022	5,999
	Norfolk Southern Corp.
10,230	5.75%, 04/01/2018	12,060
	RailAmerica, Inc.
1,100	9.25%, 07/01/2017	1,202
		19,261
	Real Estate and Rental and Leasing - 0.3%
	Ashtead Capital, Inc.
828	9.00%, 08/15/2016 ■	863
	Avis Budget Car Rental LLC
1,500	9.63%, 03/15/2018	1,552
	ERAC USA Finance Co.
6,130	6.38%, 10/15/2017 ■	7,084
	International Lease Finance Corp.
1,597	8.88%, 09/01/2017	1,653
	United Rentals North America, Inc.
1,005	8.38%, 09/15/2020	980
		12,132
	Retail Trade - 1.1%
	Ahold Lease USA, Inc.
9,513	8.62%, 01/02/2025	10,988
	Amerigas Partners L.P.
1,554	6.25%, 08/20/2019	1,546
	Automotores Gildemeister
4,400	8.25%, 05/24/2021 ■	4,488
	Building Materials Corp.
1,186	7.50%, 03/15/2020 ■	1,281
	Energy Transfer Partners
8,045	4.65%, 06/01/2021	7,881
	Gap, Inc.
7,675	5.95%, 04/12/2021	7,320
	Harley-Davidson Financial Services, Inc.
4,800	3.88%, 03/15/2016 ■	4,972
	Hillman Group, Inc.
2,188	10.88%, 06/01/2018	2,166
	Jaguar Land Rover plc
1,512	8.13%, 05/15/2021 ■	1,421
	Liz Claiborne, Inc.
1,415	10.50%, 04/15/2019 ■	1,514
	Masonite International Co.
965	8.25%, 04/15/2021 ■	946
	Sears Holdings Corp.
921	6.63%, 10/15/2018	700
	Supervalu, Inc.
1,360	8.00%, 05/01/2016	1,404
	Toys R Us, Inc.
1,010	7.38%, 09/01/2016 ■	1,013
		47,640

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 38.6% - (continued)
	Soap, Cleaning Compound, and Toilet Manufacturing - 0.0%
	Yankee Candle Co.
$1,687	10.25%, 02/15/2016	$1,476

	Textile Product Mills - 0.0%
	Interface, Inc.
1,029	7.63%, 12/01/2018	1,088

	Transit and Ground Passenger Transportation - 0.0%
	Emergency Medical Services Corp.
1,281	8.13%, 06/01/2019	1,278

	Utilities - 2.4%
	AES Corp.
890	9.75%, 04/15/2016	1,019
	AES El Salvador Trust
2,300	6.75%, 02/01/2016 §	2,231
	Calpine Corp.
3,284	7.88%, 01/15/2023 ■	3,530
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015	8,482
	Comision Fed De Electric
3,800	4.88%, 05/26/2021 ■	3,914
	Commonwealth Edison Co.
5,836	5.80%, 03/15/2018	6,890
	Dominion Resources, Inc.
3,025	1.95%, 08/15/2016	3,040
2,800	4.90%, 08/01/2041	3,023
	E.CL S.A
2,100	5.63%, 01/15/2021 ■	2,219
	Edison Mission Energy
3,430	7.00%, 05/15/2017	2,230
	Empresas Public Medellin
3,910	7.63%, 07/29/2019 §	4,536
	Energy Future Intermediate Holding Co. LLC
1,527	10.00%, 12/01/2020	1,611
	LG & E & KU Energy LLC
7,190	2.13%, 11/15/2015	7,081
	MidAmerican Energy Holdings Co.
9,665	8.48%, 09/15/2028	13,981
	Northeast Utilities
4,375	5.65%, 06/01/2013	4,627
	NRG Energy, Inc.
2,610	8.50%, 06/15/2019	2,649
	Pacific Gas & Electric Energy Recovery Funding LLC
6,208	8.25%, 10/15/2018	8,183
	Progress Energy, Inc.
8,405	4.40%, 01/15/2021	9,265
	PSEG Power
4,534	5.00%, 04/01/2014	4,855
	Taqa Abu Dhabi National Energy
4,000	5.88%, 12/13/2021 ■	4,160
	Virginia Electric & Power Co.
6,327	5.10%, 11/30/2012	6,572
		104,098
	Water Transportation - 0.1%
	Seven Seas Cruises
970	9.13%, 05/15/2019 ■	991
	Ship Finance International Ltd.
1,325	8.50%, 12/15/2013	1,246
		2,237
	Wholesale Trade - 0.1%
	International Paper Co.
3,470	4.75%, 02/15/2022	3,688
	Spectrum Brands, Inc.
685	12.00%, 08/28/2019 Þ	745
	U.S. Foodservice, Inc.
997	8.50%, 06/30/2019 ■	965
		5,398
	Total corporate bonds
	(cost $1,613,645)	$1,678,584

FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
	Brazil - 0.1%
	Banco Nacional De Desenvolvimento
$4,800	5.50%, 07/12/2020 ■	$5,190

	Colombia - 0.1%
	Colombia (Republic of)
2,783	4.38%, 07/12/2021	2,992

	El Salvador - 0.0%
	El Salvador (Republic of)
2,465	7.65%, 06/15/2035 §	2,514

	Norway - 0.5%
	Norway (Kingdom of)
NOK 113,355	3.75%, 05/25/2021	21,015

	Qatar - 0.2%
	Qatar (State of)
3,800	3.13%, 01/20/2017 ■	3,833
3,600	4.50%, 01/20/2022 ■	3,708
		7,541
	Total foreign government obligations
	(cost $40,019)	$39,252

MUNICIPAL BONDS - 1.4%
	Higher Education (Univ., Dorms, etc.) - 0.3%
	Curators University, MO, System Fac Rev
$2,270	5.79%, 11/01/2041	$2,923
	New York State Dormitory Auth Rev Non State
9,030	5.00%, 10/01/2041	10,083
		13,006
	Miscellaneous - 0.3%
	Colorado Bridge Enterprise Rev Build America Bond
4,000	6.08%, 12/01/2040	4,985
	Oregon School Boards Association, Taxable Pension
7,325	4.76%, 06/30/2028	7,937
		12,922
	Tax Allocation - 0.4%
	California Urban IDA Taxable
275	6.10%, 05/01/2024	257

The accompanying notes are an integral part of these financial statements.

13

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
MUNICIPAL BONDS - 1.4% - (continued)
	Tax Allocation - 0.4% - (continued)
	Massachusetts School Building Auth
$8,320	5.00%, 10/15/2041	$9,022
	Regional Transportation Dist
5,225	5.84%, 11/01/2050	6,671
		15,950
	Utilities - Electric - 0.2%
	Georgia Municipal Elec Auth
10,565	6.64%, 04/01/2057	10,982

	Utilities - Water and Sewer - 0.2%
	San Francisco City & County Public Utilities Commission
8,520	6.00%, 11/01/2040	9,936

	Total municipal bonds
	(cost $56,283)	$62,796

SENIOR FLOATING RATE INTERESTS ♦ - 0.7%
	Air Transportation - 0.0%
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
$1,758	4.3%, 11/29/2013 ±⌂	$1,652

	Finance and Insurance - 0.3%
	Asurion Corp., Second Lien Term Loan
1,176	9.00%, 05/24/2019 ±	1,156
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Committment
217	8.75%, 12/17/2017 ±	207
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Committment
518	8.75%, 12/17/2017 ±	492
	Chrysler Group LLC
7,922	6.00%, 05/24/2017 ±	7,480
	Nuveen Investments, Inc., Second Lien Term Loan
2,645	12.50%, 07/31/2015 ±	2,730
		12,065
	Information - 0.1%
	WideOpenWest Finance LLC, Second Lien Term Loan
5,623	6.54%, 06/29/2015 ±Þ	4,997

	Motor Vehicle and Parts Manufacturing - 0.2%
	General Motors Co.
8,480	0.38%, 10/27/2015 ◊☼	7,373

	Retail Trade - 0.1%
	Easton-Bell Sports, Inc.
4,906	11.50%, 12/31/2015 ±⌂Þ	4,759

	Total senior floating rate interests
	(cost $33,074)	$30,846

U.S. GOVERNMENT AGENCIES - 38.8%
	Federal Home Loan Mortgage Corporation - 6.2%
$47,415	3.50%, 01/15/2041 ☼	$48,682
25,217	4.00%, 08/01/2025	26,701
33,701	4.99%, 08/25/2018 ►	3,543
76,861	5.00%, 10/25/2020 ►	1,703
23,794	5.50%, 08/25/2020 ►	2,052
91,751	5.50%, 10/01/2018 - 08/01/2038	99,796
36,536	5.56%, 07/25/2021 ►	4,124
65,291	6.00%, 04/01/2017 - 05/01/2038	72,073
7,884	6.50%, 07/01/2031 - 08/01/2038	8,839
6	7.50%, 09/01/2029 - 11/01/2031	7
		267,520
	Federal National Mortgage Association - 17.6%
76,351	3.50%, 11/01/2026 - 03/01/2041	79,163
80,893	4.00%, 06/01/2025 - 10/01/2041	85,849
185,247	4.50%, 09/01/2024 - 08/01/2040 ☼	197,319
204,979	5.00%, 02/01/2018 - 04/25/2038	221,719
143,237	5.50%, 12/01/2013 - 05/01/2039	156,554
21,499	6.00%, 11/01/2012 - 02/01/2037	23,908
55	6.50%, 11/01/2014 - 07/01/2032	60
1,791	7.00%, 02/01/2016 - 10/01/2037	2,046
560	7.50%, 11/01/2015 - 05/01/2032	646
2	8.00%, 04/01/2032	2
		767,266
	Government National Mortgage Association - 15.0%
77,727	4.00%, 08/20/2040 - 12/20/2040	83,316
384,742	4.50%, 05/15/2040 - 10/20/2040	420,751
113,096	5.00%, 06/15/2039 - 09/20/2040	125,397
13,072	5.50%, 03/15/2033 - 10/20/2034	14,798
8,579	6.50%, 06/15/2028 - 09/15/2032	9,946
23	7.00%, 06/20/2030 - 08/15/2031	27
4	8.50%, 11/15/2024	5
		654,240
	Total U.S. government agencies
	(cost $1,624,767)	$1,689,026

U.S. GOVERNMENT SECURITIES - 13.6%
U.S. Treasury Securities - 13.6%
	U.S. Treasury Bonds - 6.1%
$1,309	3.75%, 08/15/2041 ‡	$1,540
36,792	4.38%, 05/15/2041 ‡	47,939
114,675	4.75%, 02/15/2041 ‡	158,037
41,369	5.38%, 02/15/2031 ╦	58,964
		266,480
	U.S. Treasury Notes - 7.5%
186,000	0.13%, 04/15/2016 ◄	198,904
1,721	0.38%, 10/31/2012	1,724
4,750	0.88%, 11/30/2016 Ø	4,764
119,858	1.00%, 10/31/2016 ‡Θ	121,019
		326,411
		592,891
	Total U.S. government securities
	(cost $557,269)	$592,891

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.4%
Foreign Exchange Contracts - 0.4%
	CHF Call/USD Put
114,700	Expiration: 08/10/2012	$14,964

The accompanying notes are an integral part of these financial statements.

14

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.4% - (continued)
Foreign Exchange Contracts - 0.4% - (continued)
	USD Call/CHF Put
137,700	Expiration: 02/15/2012	$527
	USD Call/JPY Put
9,900	Expiration: 10/19/2012 Ð	588
		16,079
	Total call options purchased
	(cost $5,008)	$16,079

PUT OPTIONS PURCHASED - 0.1%
Foreign Exchange Contracts - 0.1%
	EUR Put/USD Call
82,185	Expiration: 04/19/2012	$5,611

Interest Rate Contracts - 0.0%
	90 Day EURO
1	Expiration: 03/20/2012
	Exercise Rate: 0.99%	215

	Total put options purchased
	(cost $3,909)	$5,826

Shares or Principal Amount ╬		Market Value ╪
PREFERRED STOCKS - 0.1%
	Automobiles & Components - 0.0%
58	General Motors Co., 4.75% ۞	$2,002

	Banks - 0.1%
330	Federal Home Loan Mortgage Corp.	438
2	US Bancorp	1,639
		2,077
	Total preferred stocks
	(cost $12,513)	$4,079

	Total long-term investments
	(cost $4,245,538)	$4,405,763

SHORT-TERM INVESTMENTS - 3.0%
Commercial Paper - 2.0%
	Beverage and Tobacco Product Manufacturing - 0.5%
	Coca Cola Co.
$7,000	0.08%, 2/24/2012 ○	$6,999
	Pepsico, Inc.
14,000	0.05%, 2/10/2012 ○	13,999
		20,998
	Chemical Manufacturing - 0.3%
	Praxair, Inc.
14,000	0.03%, 1/5/2012 ○	14,000

	Foreign Governments - 0.2%
	Ontario (Province of)
10,000	0.03%, 1/23/2012 ○	10,000

	Health Care and Social Assistance - 0.7%
	Pfizer, Inc.
14,000	0.04%, 1/12/2012 ■○	14,000
	Roche Holdings, Inc.
14,000	0.06%, 2/13/2012 ○	13,994
		27,994
	Soap, Cleaning Compound, and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
14,000	0.06%, 1/9/2012 ■○	13,999

		86,991
	Investment Pools and Funds - 0.0%
1,390	JP Morgan U.S. Government Money Market Fund	1,390

Repurchase Agreements - 0.2%
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $682, collateralized by U.S. Treasury Note 1.38%, 2018, value of $695)
682	0.01%, 12/30/2011	682
	RBC Capital Markets Corp. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $5,289, collateralized by U.S. Treasury Note 0.38% - 1.50%, 2013 - 2016, value of $5,395)
5,289	0.01%, 12/30/2011	5,289
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,790, collateralized by U.S. Treasury Note 1.88% - 2.00%, 2015 - 2016, value of $1,826)
1,790	0.02%, 12/30/2011	1,790
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $620, collateralized by U.S. Treasury Note 3.63%, 2021, value of $633)
620	0.01%, 12/30/2011	620
		8,381
U.S. Treasury Bills - 0.8%
33,427	0.01%, 2/2/2012 □○	33,427

	Total short-term investments
	(cost $130,194)	$130,189

Total investments
(cost $4,375,732) ▲	104.2%	$4,535,952
Other assets and liabilities	(4.2)%	(184,658)
Total net assets	100.0%	$4,351,294

The accompanying notes are an integral part of these financial statements.

15

Hartford Total Return Bond HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 10.3% of total net assets at December 31, 2011.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $4,396,678 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$216,514
Unrealized Depreciation	(77,240)
Net Unrealized Appreciation	$139,274

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $5,061, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

Ω	Debt security in default due to bankruptcy.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at December 31, 2011.

◄	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

±	The interest rate disclosed for these securities represents the average coupon as of December 31, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of December 31, 2011.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $553,285, which represents 12.7% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $29,288, which represents 0.7% of total net assets.

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value and percentage of net assets of these securities rounds to zero.

The accompanying notes are an integral part of these financial statements.

16

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2003	$75	Americo Life, Inc., 7.88%, 05/01/2013 - 144A	$74
10/2004 - 12/2004	$70,075	Bear Stearns Commercial Mortgage Securities, Inc., 15.00%, 11/11/2041 - 07/11/2042	389
08/2007	$23,770	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	23,339
11/2010 - 11/2011	$4,906	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	4,860
03/2007	$1,675	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	1,675
01/2011	$1,758	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.30%, 11/29/2013	1,615
11/2004	$31,293	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	63
10/2005 - 08/2006	$15,286	Morgan Stanley Dean Witter Capital I, 0.00%, 08/25/2032 - Reg D	320
04/2007	$211	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	211
06/2009	$2,089	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	1,539
03/2008	$8,925	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	7,248

At December 31, 2011, the aggregate value of these securities was $38,723, which represents 0.9% of total net assets

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the first call date.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

NOK ─ Norwegian Krone

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $205,905 at December 31, 2011.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, securities valued at $44,749, held on behalf of the Fund at the custody bank, were received from broker as collateral in connection with swap contracts.

□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at December 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	1,660	Long	03/30/2012	$366,108	$365,884	$224
5 Year U.S. Treasury Note	1,435	Short	03/30/2012	176,875	176,003	(872)
10 Year U.S. Treasury Note	356	Long	03/21/2012	46,680	46,419	261
30 Year U.S. Treasury Bond	377	Short	03/21/2012	54,594	54,280	(314)
						$(701)

*       The number of contracts does not omit 000's.

Θ	At December 31, 2011, this security, or a portion of this security, is designated to cover written call options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
EUR Call/USD Put (Morgan Stanley)	Foreign Exchange	1.50 USD	04/19/2012	82,184,689	$79	$1,577	$1,498
USD Call/CHF Put (Credit Suisse)	Foreign Exchange	0.82 USD	08/10/2012	114,700,000	14,964	10,339	(4,625)
					$15,043	$11,916	$(3,127)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

17

Hartford Total Return Bond HLS Fund

Schedule of Investments– (continued)

December 31, 2011

(000’s Omitted)

Ø	This security, or a portion of this security, collateralized the written put options in the table below:

Description (Counterparty) †	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
90 Day EURO	Interest Rate	99.00%	03/20/2012	907	$74	$214	$140
EUR Put/USD Call (Morgan Stanley)	Foreign Exchange	1.17 USD	04/19/2012	82,184,689	615	797	182
					$689	$1,011	$322

†      Counterparty shown for instruments with direct counterparty exposure.

*      The number of contracts does not omit 000's.

Ð	This security has limitations. If the U.S. Dollar to Japanese Yen exchange rate is less than or equal to 90.00 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Þ	This security may pay interest in additional principal instead of cash.

IDA     —      Industrial Development Authority Bond

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Morgan Stanley	Buy	$44,054	$43,861	01/05/2012	$193
Australian Dollar	Morgan Stanley	Sell	22,487	22,082	01/05/2012	(405)
Australian Dollar	Morgan Stanley	Sell	43,972	43,789	01/19/2012	(183)
Australian Dollar	Wells Fargo	Sell	21,567	21,137	01/05/2012	(430)
Norwegian Krone	Wells Fargo	Sell	21,731	22,542	01/13/2012	811
						$(14)

The accompanying notes are an integral part of these financial statements.

18

Credit Default Swap Contracts Outstanding at December 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Banco Santander S.A	Barclay Investment, Inc.	$10,100	Buy	(1.00)% / 3.41%	03/20/15	$511	$718	$207
Bank of America Corp.	Barclay Investment, Inc.	20,395	Buy	(1.00)% / 4.09%	09/20/16	2,235	2,505	270
Bank of America Corp.	Credit Suisse	7,735	Buy	(1.00)% / 4.09%	09/20/16	795	950	155
Capital One Financial Corp.	Barclay Investment, Inc.	11,500	Buy	(1.00)% / 1.40%	12/20/16	475	218	(257)
CDX Emerging Markets Index	Barclay Investment, Inc.	42,000	Buy	(5.00)%	12/20/16	(3,738)	(3,603)	135
CDX North American High Yield Index	Barclay Investment, Inc.	41,454	Buy	(5.00)%	12/20/16	3,224	2,908	(316)
CDX North American Investment Grade Index	Morgan Stanley	90,385	Buy	(1.00)%	12/20/16	1,488	848	(640)
Citigroup, Inc.	Credit Suisse	5,515	Buy	(1.00)% / 2.78%	09/20/16	327	417	90
Enterprise Products Operating LLC	Credit Suisse	11,000	Sell	1.00% / 1.74%	12/20/16	(363)	(377)	(14)
General Electric Capital Corp.	Barclay Investment, Inc.	23,000	Sell	1.00% / 2.46%	12/20/16	(2,368)	(1,515)	853
iTraxx Australia	UBS Securities LLC	19,070	Buy	(1.00)%	06/20/16	203	584	381
iTraxx Europe	Morgan Stanley	42,710	Buy	(1.00)%	12/20/16	1,718	1,416	(302)
iTraxx Europe Tranche	Morgan Stanley	85,420	Buy	(1.00)%	06/20/16	792	2,577	1,785
JP Morgan Chase & Co.	Barclay Investment, Inc.	23,145	Buy	(1.00)% / 1.36%	09/20/16	457	377	(80)
JP Morgan Chase & Co.	Credit Suisse	13,196	Buy	(1.00)% / 1.13%	03/20/15	37	52	15
Morgan Stanley	JP Morgan Securities	5,975	Buy	(1.00)% / 4.21%	09/20/16	554	758	204
Pacific Gas & Electric Co.	Credit Suisse	7,900	Sell	1.00% / 1.30%	09/20/16	(65)	(108)	(43)
						$6,282	$8,725	$2,443

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on December 31, 2011. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

19

Hartford Total Return Bond HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$286,384	$–	$262,284	$24,100
Call Options Purchased	16,079	–	16,079	–
Corporate Bonds	1,678,584	–	1,666,171	12,413
Foreign Government Obligations	39,252	–	39,252	–
Municipal Bonds	62,796	–	62,796	–
Preferred Stocks	4,079	2,440	1,639	–
Put Options Purchased	5,826	215	5,611	–
Senior Floating Rate Interests	30,846	–	30,846	–
U.S. Government Agencies	1,689,026	–	1,689,026	–
U.S. Government Securities	592,891	203,668	389,223	–
Short-Term Investments	130,189	1,390	128,799	–
Total	$4,535,952	$207,713	$4,291,726	$36,513
Credit Default Swaps *	4,095	–	4,095	–
Foreign Currency Contracts *	1,004	–	1,004	–
Futures *	485	485	–	–
Written Options *	1,820	140	1,680	–
Total	$7,404	$625	$6,779	$–
Liabilities:
Credit Default Swaps *	1,652	–	1,652	–
Foreign Currency Contracts *	1,018	–	1,018	–
Futures *	1,186	1,186	–	–
Written Options *	4,625	–	4,625	–
Total	$8,481	$1,186	$7,295	$–

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of December 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$32,960	$7,927	$(3,421	)†	$357	$9,417	$(29,766)	$8,355	$(1,729)	$24,100
Corporate Bonds	11,035	3	(9	)‡	(49)	1,478	(45)	—	—	12,413
Total	$43,995	$7,930	$(3,430)		$308	$10,895	$(29,811)	$8,355	$(1,729)	$36,513

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
    1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
    2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $4,895.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $(9).

The accompanying notes are an integral part of these financial statements.

20

Hartford Total Return Bond HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,375,732)	$4,535,952
Cash	592
Foreign currency on deposit with custodian (cost $311)	299
Unrealized appreciation on foreign currency contracts	1,004
Unrealized appreciation on swap contracts	4,095
Receivables:
Investment securities sold	153,133
Fund shares sold	877
Dividends and interest	35,532
Variation margin	230
Swap premiums paid	12,816
Total assets	4,744,530
Liabilities:
Unrealized depreciation on foreign currency contracts	1,018
Unrealized depreciation on swap contracts	1,652
Payables:
Investment securities purchased	360,100
Fund shares redeemed	7,129
Variation margin	364
Investment management fees	438
Distribution fees	35
Accrued expenses	234
Swap premiums received	6,534
Written options (proceeds $12,927)	15,732
Total liabilities	393,236
Net assets	$4,351,294
Summary of Net Assets:
Capital stock and paid-in-capital	$4,188,439
Undistributed net investment income	172,212
Accumulated net realized loss	(167,402)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	158,045
Net assets	$4,351,294
Shares authorized	5,000,000
Par value	$0.001
Class IA: Net asset value per share	$11.63
Shares outstanding	319,663
Net assets	$3,718,609
Class IB: Net asset value per share	$11.55
Shares outstanding	54,783
Net assets	$632,685

The accompanying notes are an integral part of these financial statements.

21

Hartford Total Return Bond HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$339
Interest	189,016
Total investment income, net	189,355

Expenses:
Investment management fees	21,110
Transfer agent fees	5
Distribution fees - Class IB	1,686
Custodian fees	17
Accounting services fees	827
Board of Directors' fees	105
Audit fees	34
Other expenses	632
Total expenses (before fees paid indirectly)	24,416
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	24,416
Net investment income	164,939

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	114,117
Net realized loss on futures	(8,183)
Net realized gain on written options	5,858
Net realized gain on swap contracts	12,683
Net realized loss on foreign currency contracts	(11,419)
Net realized gain on other foreign currency transactions	1,186
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	114,242

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	30,988
Net unrealized depreciation of futures	(2,708)
Net unrealized depreciation of written options	(2,777)
Net unrealized appreciation of swap contracts	2,443
Net unrealized appreciation of foreign currency contracts	1,385
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(58)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	29,273
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	143,515
Net Increase in Net Assets Resulting from Operations	$308,454

The accompanying notes are an integral part of these financial statements.

22

Hartford Total Return Bond HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$164,939	$187,476
Net realized gain on investments, other financial instruments and foreign currency transactions	114,242	111,753
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	29,273	48,815
Net Increase In Net Assets Resulting From Operations	308,454	348,044
Distributions to Shareholders:
From net investment income
Class IA	(8,287)	(169,465)
Class IB	(1,420)	(29,035)
Total distributions	(9,707)	(198,500)
Capital Share Transactions:
Class IA
Sold	425,018	638,697
Issued on reinvestment of distributions	8,287	169,465
Redeemed	(997,652)	(808,117)
Total capital share transactions	(564,347)	45
Class IB
Sold	103,223	122,194
Issued on reinvestment of distributions	1,420	29,035
Redeemed	(236,649)	(244,416)
Total capital share transactions	(132,006)	(93,187)
Net decrease from capital share transactions	(696,353)	(93,142)
Net Increase (Decrease) In Net Assets	(397,606)	56,402
Net Assets:
Beginning of period	4,748,900	4,692,498
End of period	$4,351,294	$4,748,900
Undistributed (distribution in excess of)
net investment income	$172,212	$9,703
Shares:
Class IA
Sold	38,022	57,674
Issued on reinvestment of distributions	727	15,563
Redeemed	(88,636)	(72,705)
Total share activity	(49,887)	532
Class IB
Sold	9,236	11,115
Issued on reinvestment of distributions	125	2,678
Redeemed	(21,185)	(22,189)
Total share activity	(11,824)	(8,396)

The accompanying notes are an integral part of these financial statements.

23

Hartford Total Return Bond HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford Total Return Bond HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the
24

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market
25

Hartford Total Return Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

26

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling
27

Hartford Total Return Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2011.

In connection with the Fund’s ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the securities sold. The Fund would benefit to the extent of any differences between the price received for the securities and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of December 31, 2011, in the amount of $154,195 included within investment securities purchased on the Statement of Assets and Liabilities and $(1,062) included within the net unrealized appreciation of investments within the Statement of Operations.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income,

28

which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

29

Hartford Total Return Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2011.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of December 31, 2011. Transactions involving written options contracts during the year ended December 31, 2011, are summarized below:

30

	Options Contract Activity During the Year Ended December 31, 2011
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	688,832,849	22,088
Expired	(362,393,622)	(5,004)
Closed	(129,554,538)	(5,168)
Exercised	—	—
End of year	196,884,689	$11,916

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	4,409,819	$418
Written	1,547,057,587	24,082
Expired	(854,288,784)	(6,593)
Closed	(614,993,026)	(16,896)
Exercised	—	—
End of year	82,185,596	$1,011

*	The number of contracts does not omit 000's.

d)	Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security or index in the event of a credit event, such as payment default or bankruptcy.

31

Hartford Total Return Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of December 31, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of December 31, 2011, the Fund did not hold any interest rate swap agreements.

Total Return Swap Agreements – The Fund may invest in total return swap agreements. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a

32

fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap agreement, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. As of December 31, 2011, the Fund did not hold any total return swap agreements.

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$215	$21,690	$—	$—	$—	$—	$21,905
Unrealized appreciation on foreign currency contracts	—	1,004	—	—	—	—	1,004
Unrealized appreciation on swap contracts	—	—	4,095	—	—	—	4,095
Variation margin receivable *	230	—	—	—	—	—	230
Total	$445	$22,694	$4,095	$—	$—	$—	$27,234

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,018	$—	$—	$—	$—	$1,018
Unrealized depreciation on swap contracts	—	—	1,652	—	—	—	1,652
Variation margin payable *	364	—	—	—	—	—	364
Written options, market value	74	15,658	—	—	—	—	15,732
Total	$438	$16,676	$1,652	$—	$—	$—	$18,766
							True

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(701) as reported in the Schedule of Investments

The ratio of foreign currency contracts to net assets at December 31, 2011, was 3.37% compared to the twelve-month average ratio of 10.04% during the year ended December 31, 2011. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

33

Hartford Total Return Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$(7,525)	$(2,385)	$(8,056)	$—	$—	$—	$(17,966)
Net realized loss on futures	(8,183)	—	—	—	—	—	(8,183)
Net realized gain (loss) on written options	3,592	(7,310)	9,576	—	—	—	5,858
Net realized gain on swap contracts	798	214	11,671	—	—	—	12,683
Net realized loss on foreign currency contracts	—	(11,419)	—	—	—	—	(11,419)
Total	$(11,318)	$(20,900)	$13,191	$—	$—	$—	$(19,027)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased options	$—	$13,361	$—	$—	$—	$—	$13,361
Net change in unrealized depreciation of futures	(2,708)	—	—	—	—	—	(2,708)
Net change in unrealized appreciation (depreciation) of written options	139	(2,916)	—	—	—	—	(2,777)
Net change in unrealized appreciation of swap contracts	—	—	2,443	—	—	—	2,443
Net change in unrealized appreciation of foreign currency contracts	—	1,385	—	—	—	—	1,385
Total	$(2,569)	$11,830	$2,443	$—	$—	$—	$11,704

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention
34

(or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$9,707	$198,500

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$172,216
Accumulated Capital and Other Losses*	(149,977)
Unrealized Appreciation†	140,619
Total Accumulated Earnings	$162,858

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

35

Hartford Total Return Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$7,277
Accumulated Net Realized Gain (Loss)	(7,277)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$149,977
Total	$149,977

As of December 31, 2011, the Fund utilized $113,185 of prior year capital loss carryforwards

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective
36

and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Effective March 1, 2012, HL Advisors will be paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $1.5 billion	0.4500%
On next $2.5 billion	0.4450%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective January 1, 2012, the accounting services fees based on the Fund’s average daily net assets were increased. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

37

Hartford Total Return Bond HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.49%
Class IB	0.74

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $6. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,418,449
Sales Proceeds Excluding U.S. Government Obligations	3,295,935
Cost of Purchases for U.S. Government Obligations	2,414,286
Sales Proceeds for U.S. Government Obligations	2,854,798

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

38

fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

On November 21, 2011, the Board of Directors of the Company approved a change of sub-adviser for the Fund, a series of the Company, from Hartford Investment Management to Wellington Management. As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HL Advisors and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur during the first quarter of 2012.

39

Hartford Total Return Bond HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$10.90	$0.44	$–	$0.31	$0.75	$(0.02)	–	$–	$(0.02)	$0.73	$11.63
IB	10.84	0.42	–	0.31	0.73	(0.02)	–	–	(0.02)	0.71	11.55
For the Year Ended December 31, 2010
IA	10.58	0.45	–	0.34	0.79	(0.47)	–	–	(0.47)	0.32	10.90
IB	10.53	0.44	–	0.31	0.75	(0.44)	–	–	(0.44)	0.31	10.84
For the Year Ended December 31, 2009
IA	9.54	0.46	–	0.98	1.44	(0.40)	–	–	(0.40)	1.04	10.58
IB	9.50	0.46	–	0.95	1.41	(0.38)	–	–	(0.38)	1.03	10.53
For the Year Ended December 31, 2008
IA	11.15	0.62	–	(1.49)	(0.87)	(0.74)	–	–	(0.74)	(1.61)	9.54
IB	11.09	0.67	–	(1.55)	(0.88)	(0.71)	–	–	(0.71)	(1.59)	9.50
For the Year Ended December 31, 2007(E)
IA	11.24	0.60	–	(0.08)	0.52	(0.61)	–	–	(0.61)	(0.09)	11.15
IB	11.19	0.57	–	(0.09)	0.48	(0.58)	–	–	(0.58)	(0.10)	11.09

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.

40

- l;- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

6.99%	$3,718,609	0.49%	0.49%	3.60%	107%
6.72	632,685	0.74	0.74	3.35	–

7.51	4,026,583	0.50	0.50	3.90	188
7.25	722,317	0.75	0.75	3.65	–

15.01	3,902,957	0.51	0.51	4.67	215
14.72	789,541	0.76	0.76	4.42	–

(7.62)	3,167,919	0.49	0.49	5.54	173
(7.85)	740,580	0.74	0.74	5.27	–

4.67	3,458,709	0.49	0.49	5.27	223
4.41	1,036,331	0.74	0.74	5.01	–

41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Total Return Bond HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Total Return Bond HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 13, 2012

42

Hartford Total Return Bond HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

43

Hartford Total Return Bond HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

44

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

45

Hartford Total Return Bond HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,041.19	$2.52	$1,000.00	$1,022.74	$2.50	0.49%	184	365
Class IB	$1,000.00	$1,039.89	$3.80	$1,000.00	$1,021.48	$3.77	0.74%	184	365

46

Hartford Total Return Bond HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Total Return Bond HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

47

Hartford Total Return Bond HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board considered the recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HL Advisors were considered in the aggregate.

48

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on

49

Hartford Total Return Bond HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

50

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on November 21, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement for Hartford Total Return Bond HLS Fund (the “Fund”) between HL Investment Advisors, LLC (“HL Advisors”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”) (the “Agreement”). The Agreement is expected to go into effect in the first quarter of 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HL Advisors and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HL Advisors about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HL Advisors believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team. The Board considered that HL Advisors and Wellington Management proposed certain changes to the Fund’s principal investment strategy in connection with the sub-adviser change.

51

Hartford Total Return Bond HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also considered information previously provided by HL Advisors and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HL Advisors that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including the performance of Wellington Management’s composite for accounts with substantially similar investment objectives, policies and principal investment strategies to one or more components of the Fund’s principal investment strategy. The Board noted that the performance of the relevant Wellington Management composite was favorable when compared to the Fund’s performance under Hartford Investment Management and to the Fund’s benchmark. HL Advisors and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HL Advisors and Wellington Management

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and the estimated profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HL Advisors in respect of the Fund, the Board considered comparative fee information with respect to the sub-advisory fees to be paid by HL Advisors to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HL Advisors’ representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HL Advisors was proposing to add an additional breakpoint to the Fund’s contractual management fee schedule with HL Advisors that would result in a management fee reduction at certain asset levels. The Board noted that HL Advisors, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

52

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HL Advisors’ proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HL Advisors.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

53

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-TRB11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Value HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Value HLS Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Value IA	-1.96%	0.10%	3.85%
Value IB	-2.20%	-0.15%	3.59%
Russell 1000 Value Index	0.39%	-2.64%	3.89%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Value HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Director

How did the Fund perform?

The Class IA shares of the Hartford Value HLS Fund returned -1.96% for the twelve-month period ended December 31, 2011, underperforming its benchmark, the Russell 1000 Value Index, which returned 0.39% for the same period. The Fund also underperformed the -1.85% return of the average fund in the Lipper Large Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equities ended the year on a strong note in the fourth quarter, resulting in modest positive returns for broad equity benchmarks for the full year. Calendar year 2011, however, was yet another volatile period for equity markets. After a good start in the first quarter, the middle two quarters were marked by material increases in both equity volatility and correlations among stocks, as investors shed risk and fled to safety during the period. In the final quarter, equity markets started to recover losses from earlier in the year, as investors’ outlook improved due to improving corporate and economic signs globally.

While accommodative economic policies supported equity markets at the start of 2011, this incremental optimism reversed course as concerns over the health of the global economy resurfaced, resulting in a rapid decline in equity markets. Fears about sovereign debt and insolvency in the eurozone, slowing economic expansion in China, and uncertainty over the sustainability of corporate earnings growth combined to produce an extremely volatile and negative stock market during much of the year. Markets ended the year on a positive note in the final quarter led by encouraging employment and manufacturing data in the U.S., and generally better-than-expected economic data.

In this environment, mid-cap (-2%) and small-cap stocks (-4%) underperformed their larger-cap (+2%) counterparts as represented by the S&P MidCap 400, Russell 2000, and S&P 500 indices, respectively. During the twelve-month period seven out of ten sectors rose within the Russell 1000 Value Index, led by Utilities (+19%), Health Care (+17%), and Consumer Staples (+14%). Financials (-17%) and Materials (-7%) lagged relative to other sectors.

The Fund’s underperformance versus its benchmark was due to weak stock selection and sector allocation. Stock selection was particularly weak in Health Care, Industrials, and Materials, offsetting strong stock selection in Financials and Energy. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Materials also detracted from relative results. An underweight to Financials was additive.

Ingersoll-Rand (Industrials), Mosaic (Materials), and Cisco Systems (Information Technology) detracted most from benchmark-relative returns. Shares of industrial machinery, climate control, and security system provider Ingersoll-Rand declined as the residential segment was weak on higher copper prices and softening HVAC demand. Phosphate and potash fertilizer producer Mosaic saw its shares decline in response to the sharp sell-off in grain prices amid fears of a global recession. Shares of Cisco Systems, a leading supplier of networking equipment, were pressured by a sharp decline in gross margins, elevated competition, and weakness in the public sector segment. Top absolute (i.e. total return) performance detractors for the period also included Financials holdings Bank of America, Goldman Sachs, and JPMorgan.

Among the top contributors to benchmark-relative returns were Citigroup (Financials), Philip Morris International (Consumer Staples), and Buck Holdings-Dollar General (Consumer Discretionary). Not holding Citigroup contributed positively to relative performance. The company’s shares fell during the period as weakness continued in the securities/banking sector and the company reduced estimates on higher expenses. Philip Morris International, the largest tobacco company in the world, saw its shares outperform after the company reported better-than-expected quarterly earnings with strong results across all divisions. Buck Holdings-Dollar General, the discount retailer, continued to post solid performance in a trade-down economy. Top absolute contributors for the period also included Chevron (Energy) and Pfizer (Health Care).

What is the outlook?

Economic data in the United States improved in the fourth quarter. The U.S. unemployment rate fell to 8.6% in November, its lowest level since March 2009. Retail sales, housing, and consumer confidence data also trended positive

3

Hartford Value HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

in recent months. While economic growth is likely to remain tepid in 2012, this is discounted in valuations, in our view. We believe the biggest risk to U.S. markets remains a cataclysmic liquidity event in Europe that severely impacts global economic growth and confidence. We view this as a low probability event. However, U.S. markets were focused on Europe during much of 2011 – we expect this will remain a point of emphasis into 2012.

As always, we remain focused on analyzing each stock in our portfolio, and those we are considering for purchase, relative to a range of economic scenarios. We expect a continued modest economic expansion in the U.S., underpinned by falling inflation and only modest fiscal restraint. We believe the likelihood of a European recession is increasing, but we believe the U.S. can withstand this and continue its slow recovery.

While the coming environment is likely to be challenging in Europe, we believe that we are well-positioned for continuing global economic volatility. In part this is because volatility has created opportunities to gain exposure to great companies at very attractive prices. We are focused on positioning the portfolio in these attractively valued companies with improving outlooks while reducing exposure to those that do not discount a slowdown and that are not positioned for such an environment. As always, getting the earnings right will be critical and, as bottom-up investors, we have focused our attention and resources on that task.

Based on bottom-up stock decisions (i.e. stock by stock fundamental research), we ended the period most overweight the Materials, Industrials, and Consumer Discretionary sectors relative to the Russell 1000 Value Index; our largest underweights were in Utilities, Telecommunication Services, and Financials.

Diversification by Industry
as of December 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	0.8%
Banks (Financials)	7.2
Capital Goods (Industrials)	10.5
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Diversified Financials (Financials)	7.6
Energy (Energy)	13.1
Food & Staples Retailing (Consumer Staples)	1.9
Food, Beverage & Tobacco (Consumer Staples)	6.3
Health Care Equipment & Services (Health Care)	4.9
Insurance (Financials)	8.2
Materials (Materials)	5.9
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.4
Retailing (Consumer Discretionary)	5.2
Semiconductors & Semiconductor Equipment (Information Technology)	5.4
Software & Services (Information Technology)	1.3
Technology Hardware & Equipment (Information Technology)	1.9
Telecommunication Services (Services)	3.1
Utilities (Utilities)	4.0
Short-Term Investments	0.5
Other Assets and Liabilities	0.1
Total	100.0%

4

Hartford Value HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.4%
	Automobiles & Components - 0.8%
96	General Motors Co. ●	$1,939
269	Goodyear Tire & Rubber Co. ●	3,808
		5,747
	Banks - 7.2%
256	PNC Financial Services Group, Inc.	14,750
432	US Bancorp	11,695
880	Wells Fargo & Co.	24,262
		50,707
	Capital Goods - 10.5%
75	3M Co.	6,168
99	Boeing Co.	7,298
954	General Electric Co.	17,089
150	Illinois Tool Works, Inc.	7,019
248	Ingersoll-Rand plc	7,548
147	PACCAR, Inc.	5,491
171	Stanley Black & Decker, Inc.	11,549
245	Tyco International Ltd.	11,427
		73,589
	Consumer Durables & Apparel - 1.0%
260	Mattel, Inc.	7,231

	Diversified Financials - 7.6%
154	Ameriprise Financial, Inc.	7,643
685	Bank of America Corp.	3,809
59	BlackRock, Inc.	10,486
173	Credit Suisse Group ADR	4,057
90	Goldman Sachs Group, Inc.	8,117
588	JP Morgan Chase & Co.	19,537
230	Solar Cayman Ltd. ⌂■●†	21
		53,670
	Energy - 13.1%
66	Apache Corp.	5,977
140	Baker Hughes, Inc.	6,812
229	Chevron Corp.	24,351
52	EOG Resources, Inc.	5,119
132	Exxon Mobil Corp.	11,197
205	Marathon Oil Corp.	5,997
168	Noble Corp.	5,077
167	Occidental Petroleum Corp.	15,677
96	Royal Dutch Shell plc ADR	7,321
141	Southwestern Energy Co. ●	4,492
		92,020
	Food & Staples Retailing - 1.9%
256	CVS Caremark Corp.	10,431
98	Sysco Corp.	2,869
		13,300
	Food, Beverage & Tobacco - 6.3%
130	Anheuser-Busch InBev N.V.	7,956
123	Archer Daniels Midland Co.	3,531
158	General Mills, Inc.	6,392
195	Kraft Foods, Inc.	7,298
124	PepsiCo, Inc.	8,239
143	Philip Morris International, Inc.	11,226
		44,642
	Health Care Equipment & Services - 4.9%
125	Baxter International, Inc.	6,175
181	Covidien plc •	8,148
181	HCA Holdings, Inc. ●	3,986
228	UnitedHealth Group, Inc.	11,579

81	Zimmer Holdings, Inc. ●	4,351
		34,239
	Insurance - 8.2%
229	ACE Ltd.	16,044
153	Chubb Corp.	10,573
383	Marsh & McLennan Cos., Inc.	12,096
207	Principal Financial Group, Inc.	5,097
108	Swiss Re Ltd.	5,489
394	Unum Group	8,309
		57,608
	Materials - 5.9%
37	CF Industries Holdings, Inc.	5,322
288	Dow Chemical Co.	8,292
145	E.I. DuPont de Nemours & Co.	6,619
129	Mosaic Co.	6,527
91	Nucor Corp.	3,616
568	Rexam plc	3,107
59	Rexam plc ADR	1,618
485	Steel Dynamics, Inc.	6,376
		41,477
	Media - 2.7%
141	CBS Corp. Class B	3,832
639	Comcast Corp. Class A	15,161
		18,993
	Pharmaceuticals, Biotechnology & Life Sciences - 8.4%
100	Abbott Laboratories	5,643
136	Amgen, Inc.	8,704
113	Johnson & Johnson	7,406
353	Merck & Co., Inc.	13,311
746	Pfizer, Inc.	16,140
191	Teva Pharmaceutical Industries Ltd. ADR	7,726
		58,930
	Retailing - 5.2%
3,040	Buck Holdings L.P. ⌂●†	6,804
213	Home Depot, Inc.	8,942
125	Kohl's Corp.	6,187
178	Lowe's Co., Inc.	4,515
124	Nordstrom, Inc.	6,180
261	Staples, Inc.	3,627
		36,255
	Semiconductors & Semiconductor Equipment - 5.4%
216	Analog Devices, Inc.	7,723
644	Intel Corp.	15,620
255	Maxim Integrated Products, Inc.	6,629
254	Xilinx, Inc.	8,150
		38,122
	Software & Services - 1.3%
354	Microsoft Corp.	9,197

	Technology Hardware & Equipment - 1.9%
499	Cisco Systems, Inc.	9,026
180	Hewlett-Packard Co.	4,628
		13,654
	Telecommunication Services - 3.1%
715	AT&T, Inc.	21,624

	Utilities - 4.0%
168	Edison International	6,935
98	Entergy Corp.	7,181

The accompanying notes are an integral part of these financial statements.

5

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.4% - (continued)
	Utilities - 4.0% - (continued)
61	NextEra Energy, Inc.	$3,712
204	Northeast Utilities	7,343
91	PPL Corp.	2,684
		27,855
	Total common stocks
	(cost $644,471)	$698,860

	Total long-term investments (cost $644,471)	$698,860

SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,262, collateralized by GNMA 4.50%, 2041, value of $1,288)
$1,262	0.04%, 12/30/2011	$1,262
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $105, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $107)
105	0.01%, 12/30/2011	105
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,400, collateralized by GNMA 3.50% - 7.00%, 2035 - 2046, value of $1,428)
1,400	0.06%, 12/30/2011	1,400
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $11, collateralized by U.S. Treasury Note 2.75%, 2016, value of $11)
11	0.01%, 12/30/2011	11
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $542, collateralized by FNMA 3.00% - 6.50%, 2021 - 2041, value of $553)
542	0.04%, 12/30/2011	542
		3,320
	Total short-term investments
	(cost $3,320)	$3,320

Total investments
(cost $647,791) ▲	99.9%	$702,180
Other assets and liabilities	0.1%	584
Total net assets	100.0%	$702,764

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 5.3% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $655,158 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	100,411
Unrealized Depreciation	(53,389)
Net Unrealized Appreciation	47,022

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $6,825, which represents 1.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $21, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	3,040	Buck Holdings L.P.	$ 1,800
03/2007	230	Solar Cayman Ltd. - 144A	67

At December 31, 2011, the aggregate value of these securities was $6,825, which represents 1.0% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Value HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$698,860	$683,439	$8,596	$6,825
Short-Term Investments	3,320	–	3,320	–
Total	$702,180	$683,439	$11,916	$6,825

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2011
Assets:
Common Stocks	$6,920	$1,671	$542	*	$—	$—	$(2,308)	$—	$—	$6,825
Total	$6,920	$1,671	$542		$—	$—	$(2,308)	$—	$—	$6,825

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $542.

The accompanying notes are an integral part of these financial statements.

8

Hartford Value HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $647,791)	$702,180
Cash	1
Receivables:
Fund shares sold	81
Dividends and interest	1,294
Total assets	703,556
Liabilities:
Payables:
Fund shares redeemed	623
Investment management fees	113
Distribution fees	6
Accrued expenses	50
Total liabilities	792
Net assets	$702,764
Summary of Net Assets:
Capital stock and paid-in-capital	$824,947
Undistributed net investment income	796
Accumulated net realized loss	(177,368)
Unrealized appreciation of investments	54,389
Net assets	$702,764
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$10.37
Shares outstanding	57,021
Net assets	$591,278
Class IB: Net asset value per share	$10.36
Shares outstanding	10,762
Net assets	$111,486

The accompanying notes are an integral part of these financial statements.

9

Hartford Value HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$19,166
Interest	4
Less: Foreign tax withheld	(75)
Total investment income, net	19,095

Expenses:
Investment management fees	5,738
Transfer agent fees	—
Distribution fees - Class IB	327
Custodian fees	8
Accounting services fees	79
Board of Directors' fees	19
Audit fees	19
Other expenses	116
Total expenses (before fees paid indirectly)	6,306
Commission recapture	(7)
Custodian fee offset	—
Total fees paid indirectly	(7)
Total expenses, net	6,299
Net investment income	12,796

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	29,884
Net realized gain on foreign currency contracts	115
Net realized loss on other foreign currency transactions	(108)
Net Realized Gain on Investments and Foreign Currency Transactions	29,891

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(55,980)
Net Changes in Unrealized Depreciation of Investments	(55,980)
Net Loss on Investments and Foreign Currency Transactions	(26,089)
Net Decrease in Net Assets Resulting from Operations	$(13,293)

The accompanying notes are an integral part of these financial statements.

10

Hartford Value HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$12,796	$9,863
Net realized gain on investments and foreign currency transactions	29,891	49,485
Net unrealized appreciation (depreciation) of investments	(55,980)	25,336
Net Increase (Decrease) In Net Assets Resulting From Operations	(13,293)	84,684
Distributions to Shareholders:
From net investment income
Class IA	(10,698)	(8,406)
Class IB	(1,700)	(1,444)
Total distributions	(12,398)	(9,850)
Capital Share Transactions:
Class IA
Sold	31,406	58,470
Issued in merger	—	531,323
Issued on reinvestment of distributions	10,698	8,406
Redeemed	(170,093)	(163,665)
Total capital share transactions	(127,989)	434,534
Class IB
Sold	12,495	23,470
Issued in merger	—	97,765
Issued on reinvestment of distributions	1,700	1,444
Redeemed	(53,712)	(43,998)
Total capital share transactions	(39,517)	78,681
Net increase (decrease) from capital share transactions	(167,506)	513,215
Net Increase (Decrease) In Net Assets	(193,197)	588,049
Net Assets:
Beginning of period	895,961	307,912
End of period	$702,764	$895,961
Undistributed (distribution in excess of)
net investment income	$796	$735
Shares:
Class IA
Sold	2,933	5,916
Issued in merger	—	52,973
Issued on reinvestment of distributions	1,040	813
Redeemed	(15,762)	(16,659)
Total share activity	(11,789)	43,043
Class IB
Sold	1,155	2,336
Issued in merger	—	9,763
Issued on reinvestment of distributions	166	141
Redeemed	(4,943)	(4,491)
Total share activity	(3,622)	7,749

The accompanying notes are an integral part of these financial statements.

11

Hartford Value HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford Value HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

12

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

14

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of December 31, 2011.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$115	$—	$—	$—	$—	$115
Total	$—	$115	$—	$—	$—	$—	$115

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal

16

income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$12,398	$9,850

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$796
Accumulated Capital and Other Losses*	(170,001)
Unrealized Appreciation†	47,022
Total Accumulated Deficit	$(122,183)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(337)
Accumulated Net Realized Gain (Loss)	337

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss

17

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$19,072
2016	106,920
2017	44,009
Total	$170,001

As of December 31, 2011, the Fund utilized $29,729 of prior year capital loss carryforwards

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

18

Effective March 1, 2012, HL Advisors will be paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $1.5 billion	0.6250%
On next $2.5 billion	0.6200%
On next $5 billion	0.6150%
Over $10 billion	0.6100%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.75%
Class IB	1.00

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

19

Hartford Value HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	24.37	24.05

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$124,027
Sales Proceeds Excluding U.S. Government Obligations	288,267

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Fund Merger:

Reorganization of Hartford Equity Income HLS Fund and Hartford Value Opportunities HLS Fund into Hartford Value HLS Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization that provided for the reorganization of a series of the Company, Hartford Equity Income HLS Fund (“Target Fund #1”) into another series of the Company, Hartford Value HLS Fund (“Acquiring Fund”). The reorganization did not require shareholder approval by the shareholders of Target Fund #1 or the Aquiring Fund. At a separate meeting held on August 5, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved a Form of Agreement and Plan of Reorganization that provided for the reorganization of a series of Hartford HLS Series Fund II, Inc., Hartford Value Opportunities HLS Fund (Target Fund #2) into a series of the Company, Acquiring Fund. The reorganization of Hartford Value Opportunities HLS Fund was subject to a shareholder vote which occurred at a special meeting of Target Fund #2 shareholders on January 26, 2010 and the reorganization of Target Fund #2 into the Aquiring Fund was approved.

20

Pursuant to the reorganization agreements, on March 19, 2010 (merger date), each holder of Class IA and Class IB shares of Target Fund #1 and Target Fund #2 became the owner of full and fractional shares of the corresponding class in the Aquiring Fund having an equal aggregate value.

This merger was accomplished by tax free exchange as detailed below:

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Funds, the Aquiring Fund pro forma results of operations for the annual period ended December 31, 2010, are as follows:

	Net assets of Target Fund #1 on Merger Date	Net assets of Target Fund #2 on Merger Date	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund #1 shares exchanged	Target Fund #2 shares exchanged	Acquiring Fund shares issued to the Target Funds' shareholders

Class IA	$261,089	$270,234	$250,350	$781,673	24,063	$20,105	52,973
Class IB	37,783	59,982	63,311	161,076	3,480	4,480	9,763
Total	$298,872	$330,216	$313,661	$942,749	27,543	$24,585	62,736

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Value HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$10.77	$0.20	$–	$(0.41)	$(0.21)	$(0.19)	$–	$–	$(0.19)	$(0.40)	$10.37
IB	10.76	0.17	–	(0.41)	(0.24)	(0.16)	–	–	(0.16)	(0.40)	10.36
For the Year Ended December 31, 2010(E)
IA	9.50	0.13	–	1.26	1.39	(0.12)	–	–	(0.12)	1.27	10.77
IB	9.50	0.11	–	1.25	1.36	(0.10)	–	–	(0.10)	1.26	10.76
For the Year Ended December 31, 2009
IA	7.77	0.14	–	1.75	1.89	(0.16)	–	–	(0.16)	1.73	9.50
IB	7.77	0.13	–	1.74	1.87	(0.14)	–	–	(0.14)	1.73	9.50
For the Year Ended December 31, 2008
IA	12.83	0.20	–	(4.36)	(4.16)	(0.20)	(0.70)	–	(0.90)	(5.06)	7.77
IB	12.81	0.20	–	(4.37)	(4.17)	(0.17)	(0.70)	–	(0.87)	(5.04)	7.77
For the Year Ended December 31, 2007
IA	13.06	0.17	–	1.02	1.19	(0.17)	(1.25)	–	(1.42)	(0.23)	12.83
IB	13.03	0.16	–	1.00	1.16	(0.13)	(1.25)	–	(1.38)	(0.22)	12.81

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.
(F)	During the year ended December 31, 2010, the Fund incurred $269.8 million in sales associated with the transition of assets from Hartford Equity Income HLS Fund and Hartford Value Opportunities HLS Fund, which merged into the Fund on March 19, 2010. These sales were excluded from the portfolio turnover calculation.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

(1.96)%		$591,278	0.75%	0.75%	1.65%	16%
(2.20)		111,486	1.00	1.00	1.40	–

14.67		741,230	0.78	0.78	1.36	47	(F)
14.38		154,731	1.03	1.03	1.11	–

24.37	(G)	244,909	0.87	0.87	1.65	50
24.06	(G)	63,003	1.12	1.12	1.40	–

(34.03)		217,460	0.84	0.84	1.87	57
(34.20)		63,338	1.09	1.09	1.62	–

8.98		327,689	0.84	0.84	1.42	35
8.70		131,651	1.09	1.09	1.14	–

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Value HLS Fund (one of the portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Value HLS Fund of Hartford Series Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

24

Hartford Value HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Value HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Value HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$941.20	$3.72	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class IB	$1,000.00	$940.01	$4.94	$1,000.00	$1,020.11	$5.14	1.01%	184	365

28

Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Value HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with

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Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

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Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the

31

Hartford Value HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-V11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $475,960 for the fiscal year ended December 31, 2010; $412,850 for the fiscal year ended December 31, 2011.
(b)	Audit Related Fees: $72,150 for the fiscal year ended December 31, 2010; $35,515 for the fiscal year ended December 31, 2011. Audit-related services principally in connection with SEC Rule 17Ad-13 report.
(c)	Tax Fees: $130,802 for the fiscal year ended December 31, 2010; $85,500 for the fiscal year ended December 31, 2011.
(d)	All Other Fees: $0 for the fiscal year ended December 31, 2010; $0 for the fiscal year ended December 31, 2011.
(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.
(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.
(f)	None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 2011, were attributed to work performed by persons other than the principal accountant's full-time employees.
(g)	Non-Audit Fees: $1,050,371 for the fiscal year ended December 31, 2010; $1,331,880 for the fiscal year ended December 31, 2011.

The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approved Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: February 10, 2012	By: /s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 10, 2012	By: /s/ James E. Davey
James E. Davey
Its: President

Date: February 10, 2012	By: /s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer